December 29, 2022
(as revised October 13, 2023)

2022 Prospectus
iShares Trust
• iShares ESG Advanced MSCI USA ETF | USXF | NASDAQ

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“MSCI USA Choice ESG Screened Index” is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates. The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc., nor does MSCI Inc. make any representation regarding the advisability of investing in the Fund.
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iSHARES® ESG ADVANCED MSCI USA ETF
Ticker: USXF Stock Exchange: Nasdaq
Investment Objective
The iShares ESG Advanced MSCI USA ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. companies that have a favorable environmental, social and governance rating while applying extensive screens for company involvement in controversial activities.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
0.10%	None	0.00%	0.10%

1
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investments results of the MSCI USA Choice ESG Screened Index (the “Underlying Index”), which has been developed by MSCI Inc. (the “Index Provider” or “MSCI”). The Underlying Index is a free float-adjusted market capitalization-weighted index that is designed to reflect the equity performance of large- and mid-capitalization U.S. companies with favorable environmental, social and governance (“ESG”) ratings (as determined by MSCI ESG Research LLC (“MSCI ESG Research”)) while applying extensive screens, including removing fossil fuel exposure. MSCI begins with the MSCI USA Index (the “Parent Index”) and selects companies with favorable ESG ratings while excluding securities of companies involved in adult entertainment, alcohol, gambling, tobacco, genetic engineering, controversial weapons, nuclear weapons, civilian firearms, conventional weapons, palm oil, private prisons, predatory lending, and nuclear power based on revenue or percentage of revenue thresholds for certain categories (e.g., $500 million or 50%) and categorical exclusions for others (e.g., nuclear weapons).
MSCI ESG Research rates the ESG characteristics of companies on a scale of “CCC” (lowest) to “AAA” (highest). MSCI ESG Research determines the ESG ratings by evaluating the company's risks and opportunities and using a sector-specific ESG Key Issues (“Key Issues”) (e.g., carbon emissions) selection and weighting model. Each company is scored on a scale of 0 to 10, with 10 being the most desirable, for each applicable Key Issue before being assigned an ESG rating based on average Key Issue score. ESG ratings are calculated in comparison to a company's sector peers, and securities in one sector may have a lower average ESG rating than securities in another sector. Only securities of companies with an ESG rating of “BBB” or higher are eligible for inclusion in the Underlying Index.
MSCI screens companies with involvement in fossil fuels by excluding any company in the energy sector as per GICS methodology and all companies with an industry tie to fossil fuels such as thermal coal, oil and gas—in particular, reserve ownership, related revenues and power generation. Companies that meet the fossil fuel involvement screen but that derive more than 50% of revenues from alternative energy and do not have an industry tie to thermal coal or oil sands or have fossil fuel reserves used most likely for energy applications, as determined by the Index Provider, will be added back. Additionally, MSCI excludes companies involved in very serious business controversies. MSCI ESG Research defines a controversy as
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an instance or ongoing situation in which company operations and/or products allegedly have a negative environmental, social and/or governance impact. Each controversy case is assessed for the severity of its impact on society.
The Underlying Index includes large- and mid-capitalization companies and may change over time. As of August 31, 2022, a significant portion of the Underlying Index is represented by securities of companies in the technology industry or sector. The components of the Underlying Index are likely to change over time. The Underlying Index is reviewed quarterly to coincide with the semi-annual and quarterly review of the Parent Index.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 90% of its assets in the component securities of the Underlying Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by MSCI, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total
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assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes. Securities of companies that have positive or favorable ESG characteristics may underperform other securities.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that
Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Calculation Methodology Risk. The Underlying Index relies on various sources of information to assess the criteria of securities included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included securities.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business
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continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The Underlying Index is composed of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
ESG Risk. To the extent that the Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund’s overall ESG characteristics or ESG risk from those of the Underlying Index. The Index Provider may evaluate security-level ESG data and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and the Fund until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times.
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower
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consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund's NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. As the Fund will not fully replicate the Underlying Index, it is subject to the risk that BFA's investment strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Investment Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may
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have an adverse effect on the securities to which the Fund has exposure.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Technology Sector Risk. Technology companies, including information technology companies, may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by the Fund or distributions paid to the Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 year and since inception compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Year by Year Returns1 (Year Ended December 31)

1
The Fund’s year-to-date return as of September 30, 2022 was -28.32%.
The best calendar quarter return during the period shown above was 9.79% in the 2nd quarter of 2021; the worst was -0.30% in the 3rd quarter of 2021.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2021)

	One Year	Since Inception
(Inception Date: 6/16/2020)
Return Before Taxes	27.11%	34.06%
Return After Taxes on Distributions[1]	26.82%	33.69%
Return After Taxes on Distributions and Sale of Fund Shares[1]	16.21%	26.33%
MSCI USA Choice ESG Screened Index (Index returns do not reflect deductions for fees, expenses, or taxes)	27.31%	34.48%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Ms. Hsui and Mr. Savage have been Portfolio Managers of the Fund since 2020. Mr. Whitehead has been a Portfolio Manager of the Fund since 2022.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
“Tracking error” is the divergence of the Fund's performance from that of the Underlying Index. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all
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of the securities in its underlying index in approximately the same proportions as in the underlying index.
The Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions. The Fund does not intend to borrow money in order to leverage its portfolio.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, market segments, asset classes or sectors. Various types of securities, currencies and indexes may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Securities of companies that have positive or favorable ESG characteristics may underperform other securities.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Calculation Methodology Risk. The Underlying Index  relies on various sources of information to assess the criteria of securities included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Underlying Index's calculation
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methodology or sources of information will provide an accurate assessment of included securities.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
Cybersecurity Risk. The Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by, or breaches of, the systems of the Fund's adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation
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efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, the Index Provider, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Equity Securities Risk. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes. The Underlying Index is composed of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
ESG Risk. To the extent that the Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund's overall ESG characteristics or ESG risk from those of the Underlying Index.
The Index Provider evaluates securities for inclusion and/or weighting in the Underlying Index based on ESG criteria and data provided by the Index Provider or third parties. The Index Provider’s evaluation of securities’ ESG characteristics depends on these criteria and data, which may vary by index provider, and no assurance can be given that they will be complete, accurate or current. In addition, the Index Provider may evaluate security-level ESG data (including ratings) and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and the Fund until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times. If the ESG assessment of a security in the Underlying Index or the Fund changes, neither the Fund nor BFA accepts any liability in relation to such change. BFA does not monitor securities in the Underlying Index with respect to ESG objectives or constraints applied by the Index Provider and is not responsible for changes to the ESG assessment of a security in the Underlying Index between rebalances. In addition, BFA does not assess the validity of the Index Provider’s evaluation of the ESG characteristics of securities or the criteria and data used in such evaluation.
The impacts of risks related to ESG investing are likely to change over time, and new ESG risks may be identified as further data and information regarding ESG factors and
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impacts become available. In addition, methodologies for ESG investing continue to develop, and the ESG methodology applied by the Index Provider may change over time.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided by the Index Provider to BFA. BFA does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance could mean that constituents of the Underlying Index that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.
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Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely affect the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen.
An infectious illness outbreak may result in travel restrictions, closed international borders, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary and permanent closures of businesses, layoffs, defaults and other significant economic, social and political impacts, as well as general concern and uncertainty.
An infectious illness outbreak may result in extreme volatility, severe losses, credit deterioration of issuers, and disruptions in markets, which could adversely impact the Fund and its investments, including impairing any hedging activity.
Certain local markets may be subject to closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets. Market or economic disruptions could result in elevated tracking error and increased premiums or discounts to the Fund's NAV. Additionally, an outbreak could impair the operations of the Fund’s service providers, including BFA, which could adversely impact the Fund.
Governmental and quasi-governmental authorities and regulators throughout the world may respond to an outbreak and any resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and changes in interest rates. A reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
An outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally, which could adversely affect the Fund and its investments and could result in increased premiums or discounts to the Fund's NAV.
Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different
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market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security, asset, or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers,  exchange or exchanges, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk.
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
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Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because
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of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to invest the Fund's assets in defensive positions under any market conditions, including declining markets.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord, as well as significant challenges in managing and containing the outbreak of COVID-19. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Technology Sector Risk. Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may
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have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by the Fund or distributions paid to the Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, supply chains, competition,
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consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Financials Sector Risk. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by banks may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks, and may experience technology malfunctions and disruptions. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent in this sector
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and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The U.S. Inflation Reduction Act of 2022 allows for the negotiation of prescription drug prices on behalf of Medicare recipients, which may result in reduced prescription prices. This could reduce some healthcare companies’ overall profitability. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the
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Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events, trade disputes and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. While the Fund seeks to invest in companies with positive or favorable environmental and social characteristics, companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in
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shares on the secondary market, such transactions may account for a large percentage of the trading volume for the shares of the Fund and may, therefore, have a material upward or downward effect on the market price of the Fund shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Mid-Capitalization Companies Risk. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it difficult for the Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Real Estate Investment Risk. Companies that invest in real estate (“Real Estate Companies”), such as real estate investment trusts (“REITs”), real estate holding and operating companies, and real estate management or development companies, expose investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and is characterized by intense competition and periodic overbuilding. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s losses. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company's ability to meet its payment obligations or its financing activityand could decrease the market prices for REITs and for properties held by such REITs. The U.S. residential and commercial real estate markets may, in the future, experience and have, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Exposure to such real estate may adversely affect Fund performance. In addition, to the extent a Real Estate Company has its own expenses, the Fund (and indirectly, its shareholders) will bear its proportionate share of such expenses.
Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region, industry or property type. Economic downturns affecting a particular region, industry or property type may lead to a high volume of defaults within a short period.
Equity REITs Risk. Certain REITs may make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and may earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the
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properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs and for the properties held by such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.
Illiquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities may be volatile. There may be less trading in Real Estate Company shares, which means that purchase and sale transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate its investments in properties in response to changes in economic or other conditions.
Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company’s ability to meet its payment obligations. Declining interest rates could result in increased prepayment on loans and require redeployment of capital in less desirable investments.
Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, investments may be subject to defaults by borrowers and tenants. Leveraging may also increase repayment risk.
Loan Foreclosure Risk. Real Estate Companies may foreclose on loans that the Real Estate Company originated and/or acquired. Foreclosure may generate negative publicity for the underlying property that affects its market value. In addition to the length and expense of such proceedings, the validity of the terms of the applicable loan may not be recognized in foreclosure proceedings.
Operational Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint ventures in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.
Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to
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economic conditions and tenant bankruptcies; property damage due to events such as earthquakes, hurricanes, tornadoes, rodent, insect or disease infestations and terrorist acts; eminent domain seizures; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts, changing tastes and values, increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments and changes in tax law.
Regulatory Risk. Real estate income and values may be adversely affected by applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes, mandated closures or other commercial restrictions, reduced funding for schools, parks, garbage collection and other public services or environmental regulations also may have a major impact on real estate income and values.
Repayment Risk. The prices of Real Estate Company securities may drop because of the failure of borrowers to repay their loans, poor management, or the inability to obtain financing either on favorable terms or at all. If the properties in which Real Estate Companies invest do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the Real Estate Companies to make payments of interest and principal on their loans will be adversely affected.
U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distributes substantially all of its net income to its shareholders may result in the REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings compared to the performance of the Underlying Index. This may increase the risk of the Fund being underinvested to the Underlying Index and increase the risk of tracking error.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the
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aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For the fiscal year ended August 31, 2022, BFA was paid a management fee from the Fund, as a percentage of the Fund's average daily net assets, at the annual rate of 0.10%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of September 30, 2022, BFA and its affiliates provided investment advisory services for assets in excess of $8.0 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended August 31.
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Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
Jennifer Hsui has been employed by BFA or its affiliates as a senior portfolio manager since 2007. Prior to that, Ms. Hsui was a portfolio manager from 2006 to 2007 for Barclays Global Fund Advisors (“BGFA”). Ms. Hsui has been a Portfolio Manager of the Fund since 2020.
Greg Savage has been employed by BFA or its affiliates as a senior portfolio manager since 2006. Prior to that, Mr. Savage was a portfolio manager from 2001 to 2006 for BGFA. Mr. Savage has been a Portfolio Manager of the Fund since 2020.
Paul Whitehead has been with BlackRock since 1996, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. Mr. Whitehead has been employed by BlackRock as a Managing Director since 2010 and a Director from 2009 to 2010. Mr. Whitehead was employed by BGI as Principal from 2002 to 2009. Mr. Whitehead has been a Portfolio Manager of the Fund since 2022.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. Citibank, N.A. (“Citibank”) is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest
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in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
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Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “USXF.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading
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volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Nasdaq.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a
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custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the Investment Company Act.
Equity securities and other equity instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Shares of underlying open-end funds (including money market funds) are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other ETFs are valued at their most recent closing price.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is
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listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally
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will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by the Fund from a RIC generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such RIC. Additionally, it is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, the Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Fund, and with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.
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Fund distributions, to the extent attributable to dividends from U.S. corporations, will be eligible for the dividends received deduction for Fund shareholders that are corporations, subject to certain hedging and holding requirements.
In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
If your Fund shares are loaned out pursuant to a securities lending arrangement, you may lose the ability to treat Fund dividends paid while the shares are held by the borrower as qualified dividend income.
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If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
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To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares ESG Advanced MSCI USA ETF
	Year Ended 08/31/22	Year Ended 08/31/21	Period From 06/16/20(a) to 08/31/20
Net asset value, beginning of period	$38.10	$29.04	$25.43
Net investment income(b)	0.42	0.38	0.06
Net realized and unrealized gain (loss)(c)	(7.20)	8.99	3.55
Net increase (decrease) from investment operations	(6.78)	9.37	3.61
Distributions(d)	–	–	–
From net investment income	(0.39)	(0.30)	—
From net realized gains	—	(0.01)	—
Total distributions	(0.39)	(0.31)	—
Net asset value, end of period	$30.93	$38.10	$29.04
Total Return(e)	–	–	–
Based on net asset value	(17.95)%	32.53%	14.20%(f)
Ratios to Average Net Assets(g)	–	–	–
Total expenses	0.10%	0.10%	0.10%(h)
Net investment income	1.23%	1.09%	1.16%(h)
Supplemental Data
Net assets, end of period (000)	$589,182	$419,105	$5,808
Portfolio turnover rate(i)	24%	29%	4%

(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d)
Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)
Where applicable, assumes the reinvestment of distributions.
(f)
Not Annualized.
(g)
Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)
Annualized.
(i)
Portfolio turnover rate excludes in-kind transactions.
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Index Provider
MSCI is a provider of investment decision support tools to investors globally. MSCI products and services include indices, portfolio risk and performance analytics, and governance tools. MSCI is not affiliated with the Trust, BFA, Citibank, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA or its affiliates sublicense rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in funds generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the Underlying Index, which is determined, composed and calculated by MSCI without regard to the issuer of the Fund’s securities or the Fund. MSCI has no obligation to take the needs of the issuer of the Fund’s securities or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund’s shares to be issued or in the determination or calculation of the equation by which the Fund’s shares are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of shares of the Fund in connection with the administration, marketing or trading of the Fund’s shares.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
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Shares of the Fund are not sponsored, endorsed or promoted by Nasdaq. Nasdaq makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track market performance. Nasdaq is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Nasdaq has no obligation or liability to owners of shares of the Fund in connection with the administration, marketing or trading of shares of the Fund.
Nasdaq does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Nasdaq makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of shares of the Fund, or any other person or entity from the use of the Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. Nasdaq makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Nasdaq have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2022 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-USXF-1023

August 1, 2023
(as revised October 13, 2023)

2023 Prospectus
iShares Trust
• iShares ESG Screened S&P Mid-Cap ETF | XJH | CBOE BZX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The S&P MidCap 400 Sustainability Screened Index® is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by BlackRock Fund Advisors (“BFA”) or its affiliates. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by iShares Trust. iShares® and BlackRock® are registered trademarks of BFA and its affiliates. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties makes any representation regarding the advisability of investing in such product(s); nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400 Sustainability Screened Index.
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iSHARES® ESG SCREENED S&P MID-CAP ETF
Ticker: XJH Stock Exchange: Cboe BZX
Investment Objective
The iShares ESG Screened S&P Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities while applying screens for company involvement in controversies and controversial business activities.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.12%	None	0.00%	0.12%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the S&P MidCap 400 Sustainability Screened Index (the “Underlying Index”), which measures the performance of the mid-capitalization sector of the U.S. equity market while excluding companies involved in controversial business activities and controversies, as determined by S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”). The Underlying Index is a float-adjusted market capitalization-weighted equity index. The Index Provider constructs the Underlying Index starting with the S&P MidCap 400® and, based on its eligibility criteria, excludes companies with specific levels of involvement in the business of tobacco (both production and retail), controversial weapons, manufacturers and major retailers of small arms and companies involved in certain fossil-fuel related activity.
The Index Provider uses data and research analysis from Trucost, Sustainalytics and SAM ESG Research (“SAM”) to identify a company’s involvement in certain controversial business activities and controversies. Companies with fossil fuel reserves from thermal coal, other coal, conventional and unconventional oil, natural gas, shale gas and other unspecified oil & gas sources, as defined and measured by Trucost, are excluded from the eligible universe of companies. Additionally, the following types of companies with specific levels of involvement based on revenue or ownership, as specified and measured by Sustainalytics, are excluded from the eligible universe of companies: controversial weapons, small arms, tobacco products, oil sands, shale energy and thermal coal. Companies identified and deemed by Sustainalytics to be non-compliant with the United Nations Global Compact (the “UNGC”) are excluded from the eligible universe of companies.
In addition to the aforementioned exclusions, SAM uses RepRisk, a provider of business intelligence on environmental, social and governance risks, for screening and analysis of controversies related to companies within the Underlying Index. In cases where risks are presented, SAM releases a Media and Stakeholder Analysis (“MSA”), which includes a range of issues such as economic crime and corruption, fraud, illegal commercial practices, human rights issues, labor disputes, workplace safety, catastrophic accidents, and environmental disasters. SPDJI’s Index Committee reviews constituents that have been identified by SAM’s MSA to evaluate the potential impact of controversial company activities and may decide to remove a company from the Underlying Index. In the event of a removal, the company would not be eligible for reentry into the Underlying Index for one full calendar year beginning with the subsequent rebalancing.
The Underlying Index rebalances quarterly, effective after the close of the third Friday of March, June, September and December. Exclusions applied to the Underlying Index are reviewed at
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each rebalancing reference date which is the third Friday of February, May, August and November respectively. As of March 31, 2023, a significant portion of the Underlying Index is represented by securities of companies in the financials and industrials industries or sectors. The components of the Underlying Index are likely to change over time.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 90% of its assets in the component securities of the Underlying Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is a product of SPDJI, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of
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which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes. Securities of companies that have positive or favorable ESG characteristics may underperform other securities.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The Underlying Index is composed of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
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ESG Risk. To the extent that the Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund’s overall ESG characteristics or ESG risk from those of the Underlying Index. The Index Provider may evaluate security-level ESG data and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and the Fund until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times.
Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Indexing Investment Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Industrials Sector Risk. Companies in the industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and changes in general economic conditions, among other factors. While the Fund seeks to invest in companies with positive or favorable environmental and social characteristics, companies in the industrials sector may also be adversely
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affected by claims for environmental damage or product liability.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund's NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. As the Fund will not fully replicate the Underlying Index, it is subject to the risk that BFA's investment strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Mid-Capitalization Companies Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at
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all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by the Fund or distributions paid to the Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS (“ETFs”), ESPECIALLY BEFORE THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 year and since inception compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Year-by-Year Returns1 (Years Ended December 31)

1
The Fund’s year-to-date return as of June 30, 2023 was 9.24%.
The best calendar quarter return during the period shown above was 13.19% in the 1st quarter of 2021; the worst was -15.86% in the 2nd quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2022)

	One Year	Since Inception
(Inception Date: 9/22/2020)
Return Before Taxes	-14.33%	13.70%
Return After Taxes on Distributions[1]	-14.67%	13.30%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-8.32%	10.59%
S&P MidCap 400 Sustainability Screened Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-14.26%	13.91%

1
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Ms. Hsui and Mr. Savage have been Portfolio Managers of the Fund since 2020. Mr. Whitehead has been a Portfolio Manager of the Fund since 2022.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on Cboe BZX Exchange, Inc. (“Cboe BZX”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, market segments, asset classes or sectors. Various types of securities, currencies and indexes may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Securities of companies that have positive or favorable ESG characteristics may underperform other securities.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than
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the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, project types, group of project types, sector, market segment or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
Cybersecurity Risk. The Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by, or breaches of, the systems of the Fund's adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the
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Fund, issuers in which the Fund invests, the Index Provider, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Equity Securities Risk. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes. The Underlying Index is composed of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
ESG Risk. To the extent that the Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund's overall ESG characteristics or ESG risk from those of the Underlying Index.
The Index Provider evaluates securities for inclusion and/or weighting in the Underlying Index based on ESG criteria and data provided by the Index Provider or third parties. The Index Provider’s evaluation of securities’ ESG characteristics depends on these criteria and data, which may vary by index provider, and no assurance can be given that they will be complete, accurate or current. In addition, the Index Provider may evaluate security-level ESG data (including ratings) and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and the Fund until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times. If the ESG assessment of a security in the Underlying Index or the Fund changes, neither the Fund nor BFA accepts any liability in relation to such change. BFA does not monitor securities in the Underlying Index with respect to ESG objectives or constraints applied by the Index Provider and is not responsible for changes to the ESG assessment of a security in the Underlying Index between rebalances. In addition, BFA does not assess the validity of the Index Provider’s evaluation of the ESG characteristics of securities or the criteria and data used in such evaluation.
The impacts of risks related to ESG investing are likely to change over time, and new ESG risks may be identified as further data and information regarding ESG factors and
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impacts become available. In addition, methodologies for ESG investing continue to develop, and the ESG methodology applied by the Index Provider may change over time.
Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any
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liability in relation to the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided by the Index Provider to BFA. BFA does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance could mean that constituents of the Underlying Index that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.
Indexing Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to invest the Fund's assets in defensive positions under any market conditions, including declining markets.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products
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of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events, trade disputes and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely affect the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen.
An infectious illness outbreak may result in travel restrictions, closed international borders, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary and permanent closures of businesses, layoffs, defaults and other significant economic, social and political impacts, as well as general concern and uncertainty.
An infectious illness outbreak may result in extreme volatility, severe losses, credit deterioration of issuers, and disruptions in markets, which could adversely impact the Fund and its investments, including impairing any hedging activity.
Certain local markets may be subject to closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets. Market or economic disruptions could result in elevated tracking error and increased premiums or discounts to the Fund's NAV. Additionally, an outbreak could impair the operations of the Fund’s service providers, including BFA, which could adversely impact the Fund.
Governmental and quasi-governmental authorities and regulators throughout the world may respond to an outbreak and any resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and changes in interest rates. A reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
An outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally, which could adversely affect the Fund and its investments and could result in increased premiums or discounts to the Fund's NAV.
Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
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Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Management Risk. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries, regions, markets, industries, sectors or asset classes, as applicable. Local, regional or global events such as war, acts of terrorism, public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk.
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market
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hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or
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selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Mid-Capitalization Companies Risk. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it difficult for the Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt,
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such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
If U.S. relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by the Fund or distributions paid to the Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs, ESPECIALLY BEFORE THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts.
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Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, supply chains, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Dividend-Paying Stock Risk. Investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the broader market. Companies that issue dividend-paying stocks are not required to pay or continue paying dividends on such stocks. It is possible that issuers of the stocks held by the Fund will not declare dividends in the future or will reduce or eliminate the payment of dividends (including reducing or eliminating anticipated accelerations or increases in the payment of dividends) in the future.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The U.S. Inflation Reduction Act of 2022 allows for the negotiation of prescription drug prices on behalf of Medicare recipients, which may result in reduced prescription prices. This could reduce some healthcare companies’ overall profitability. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
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Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the information technology sector are facing increased government and regulatory scrutiny and may be
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subject to adverse government or regulatory action. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the shares of the Fund and may, therefore, have a material upward or downward effect on the market price of the Fund shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Materials Sector Risk. Companies in the materials sector may be adversely affected by commodity price volatility, exchange rate fluctuations, social and political unrest, war, import or export controls, increased competition, depletion of resources, technical advances, labor relations, over-production, decreases in the demand for materials, litigation and government regulations, among other factors. Companies in the materials sector are also at risk of liability for environmental damage and product liability claims and may incur significant environmental remediation costs in complying with environmental laws. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.
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Real Estate Investment Risk. Companies that invest in real estate (“Real Estate Companies”), such as real estate investment trusts (“REITs”), real estate holding and operating companies, and real estate management or development companies, expose investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and is characterized by intense competition and periodic overbuilding. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s losses. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company's ability to meet its payment obligations or its financing activity and could decrease the market prices for REITs and for properties held by such REITs. In addition, to the extent a Real Estate Company has its own expenses, the Fund (and indirectly, its shareholders) will bear its proportionate share of such expenses.
Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region, industry or property type. Economic downturns affecting a particular region, industry or property type may lead to a high volume of defaults within a short period.
Equity REITs Risk. Certain REITs may make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and may earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs and for the properties held by such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.
Illiquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities may be volatile. There may be less trading in Real Estate Company shares, which means that purchase and sale transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate its investments in properties in response to changes in economic or other conditions.
Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company’s ability to
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meet its payment obligations. Declining interest rates could result in increased prepayment on loans and require redeployment of capital in less desirable investments.
Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, investments may be subject to defaults by borrowers and tenants. Leveraging may also increase repayment risk.
Loan Foreclosure Risk. Real Estate Companies may foreclose on loans that the Real Estate Company originated and/or acquired. Foreclosure may generate negative publicity for the underlying property that affects its market value. In addition to the length and expense of such proceedings, the validity of the terms of the applicable loan may not be recognized in foreclosure proceedings.
Operational Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint ventures in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.
Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; property damage due to events such as earthquakes, hurricanes, tornadoes, rodent, insect or disease infestations and terrorist acts; eminent domain seizures; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts, changes in consumer preferences and values, increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments and changes in tax law.
Regulatory Risk. Real estate income and values may be adversely affected by applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes, mandated closures or other commercial restrictions, reduced funding for schools, parks, garbage collection and other public services or environmental regulations also may have a major impact on real estate income and values.
Repayment Risk. The prices of Real Estate Company securities may drop because of the failure of borrowers to repay their loans, poor management, or the inability to obtain financing either on favorable terms or at all. If the properties in which Real Estate Companies invest do not generate sufficient income to meet operating
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expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the Real Estate Companies to make payments of interest and principal on their loans will be adversely affected.
U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distributes substantially all of its net income to its shareholders may result in the REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings compared to the performance of the Underlying Index. This may increase the risk of the Fund being underinvested to the Underlying Index and increase the risk of tracking error.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
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Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended March 31, 2023, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.12%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2023, BFA and its affiliates provided investment advisory services for assets of approximately $9.1 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended September 30.
Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
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Jennifer Hsui has been employed by BFA or its affiliates as a senior portfolio manager since 2007. Prior to that, Ms. Hsui was a portfolio manager from 2006 to 2007 for Barclays Global Fund Advisors (“BGFA”). Ms. Hsui has been a Portfolio Manager of the Fund since 2020.
Greg Savage has been employed by BFA or its affiliates as a senior portfolio manager since 2006. Prior to that, Mr. Savage was a portfolio manager from 2001 to 2006 for BGFA. Mr. Savage has been a Portfolio Manager of the Fund since 2020.
Paul Whitehead has been with BlackRock since 1996, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. Mr. Whitehead has been employed by BlackRock as a Managing Director since 2010 and a Director from 2009 to 2010. Mr. Whitehead was employed by BGI as Principal from 2002 to 2009. Mr. Whitehead has been a Portfolio Manager of the Fund since 2022.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. The Bank of New York Mellon (“BNY Mellon”) is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund,
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and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF
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Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “XJH.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
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The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Cboe BZX.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
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Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
Equity securities and other equity instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Shares of underlying open-end funds (including money market funds) are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other ETFs are valued at their most recent closing price.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies
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and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
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Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by the Fund from a RIC generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income
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received by such RIC. Additionally, it is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, the Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Fund, and with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.
Fund distributions, to the extent attributable to dividends from U.S. corporations, will be eligible for the dividends received deduction for Fund shareholders that are corporations, subject to certain hedging and holding requirements.
In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information
26

regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
If your Fund shares are loaned out pursuant to a securities lending arrangement, you may lose the ability to treat Fund dividends paid while the shares are held by the borrower as qualified dividend income.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be
27

redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and
28

thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares ESG Screened S&P Mid-Cap ETF
	Year Ended 03/31/23	Year Ended 03/31/22	Period From 09/22/20(a) to 03/31/21
Net asset value, beginning of period	$36.51	$35.89	$25.19
Net investment income(b)	0.52	0.46	0.22
Net realized and unrealized gain(c)	(2.50)	0.58	10.66
Net increase from investment operations	(1.98)	1.04	10.88
Distributions from net investment income(d)	(0.51)	(0.42)	(0.18)
Net asset value, end of period	$34.02	$36.51	$35.89
Total Return(e)
Based on net asset value	(5.35)%	2.88%	43.29%(f)
Ratios to Average Net Assets(g)
Total expenses	0.12%	0.12%	0.12%(h)
Net investment income	1.55%	1.23%	1.29%(h)
Supplemental Data
Net assets, end of period (000)	$102,046	$76,666	$19,740
Portfolio turnover rate(i)	20%	26%	11%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c)
The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions.
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Index Provider
SPDJI is the Index Provider for the Underlying Index and is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
SPDJI is a resource for index-based concepts, data and research. SPDJI provides financial, economic and investment information and analytical services to the financial community. SPDJI calculates and maintains the S&P Global 1200, which includes the S&P 500® for the U.S., the S&P Europe 350 for Continental Europe, Ireland and the U.K., the S&P/TOPIX 150 for Japan, the S&P Asia 50, the S&P/TSX 60TM for Canada, the S&P/ASX 50 and the S&P Latin America 40. SPDJI also publishes the S&P MidCap 400®, S&P SmallCap 600®, S&P Total Market Index and S&P U.S. REIT for the U.S. SPDJI calculates and maintains the S&P Global Broad Market Index (BMI) Series, a set of rules-based equity benchmarks covering developed and emerging countries around the world. Company additions to and deletions from an S&P equity index do not in any way reflect an opinion on the investment merits of the company.
BFA or its affiliates have entered into a license agreement with SPDJI to use the Underlying Index. BFA or its affiliates sublicense rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Underlying Index is a product of SPDJI, and has been licensed for use by BFA or its affiliates. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Trust. iShares® and BlackRock® are registered trademarks of BFA and its affiliates. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Trust and BFA and their affiliates with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party licensors. The Underlying Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Trust, BFA or its affiliates or the Fund. S&P Dow Jones Indices have no obligation to take the needs of BFA or its affiliates or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of shares of the Fund or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no
32

obligation or liability in connection with the administration, marketing or trading of shares of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. SPDJI is not an investment adviser. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY BFA OR ITS AFFILIATES, OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND BFA OR ITS AFFILIATES, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Shares of the Fund are not sponsored, endorsed or promoted by Cboe BZX. Cboe BZX makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track market performance. Cboe BZX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe BZX has no obligation or liability to owners of shares of the Fund in connection with the administration, marketing or trading of shares of the Fund.
Cboe BZX does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Cboe BZX makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of shares of the Fund, or any other person or entity from the use of the Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. Cboe BZX makes no express or implied warranties
33

and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Cboe BZX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2023 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-XJH-1023

August 1, 2023
(as revised October 13, 2023)

2023 Prospectus
iShares Trust
• iShares ESG Screened S&P Small-Cap ETF | XJR | CBOE BZX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The S&P SmallCap 600 Sustainability Screened Index® is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by BlackRock Fund Advisors (“BFA”) or its affiliates. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by iShares Trust. iShares® and BlackRock® are registered trademarks of BFA and its affiliates. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties makes any representation regarding the advisability of investing in such product(s); nor do they have any liability for any errors, omissions, or interruptions of the S&P SmallCap 600 Sustainability Screened Index.
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iSHARES® ESG SCREENED S&P SMALL-CAP ETF
Ticker: XJR Stock Exchange: Cboe BZX
Investment Objective
The iShares ESG Screened S&P Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities while applying screens for company involvement in controversies and controversial business activities.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.12%	None	0.00%	0.12%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the S&P SmallCap 600 Sustainability Screened Index (the “Underlying Index”), which measures the performance of the small-capitalization sector of the U.S. equity market while excluding companies involved in controversial business activities and controversies, as determined by S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”). The Underlying Index is a float-adjusted market capitalization-weighted equity index. The Index Provider constructs the Underlying Index starting with the S&P SmallCap 600® and, based on its eligibility criteria, excludes companies with specific levels of involvement in the business of tobacco (both production and retail), controversial weapons, manufacturers and major retailers of small arms and companies involved in certain fossil-fuel related activity.
The Index Provider uses data and research analysis from Trucost, Sustainalytics and SAM ESG Research (“SAM”) to identify a company’s involvement in certain controversial business activities and controversies. Companies with fossil fuel reserves from thermal coal, other coal, conventional and unconventional oil, natural gas, shale gas and other unspecified oil & gas sources, as defined and measured by Trucost, are excluded from the eligible universe of companies. Additionally, the following types of companies with specific levels of involvement based on revenue or ownership, as specified and measured by Sustainalytics, are excluded from the eligible universe of companies: controversial weapons, small arms, tobacco products, oil sands, shale energy and thermal coal. Companies identified and deemed by Sustainalytics to be non-compliant with the United Nations Global Compact (the “UNGC”) are excluded from the eligible universe of companies.
In addition to the aforementioned exclusions, SAM uses RepRisk, a provider of business intelligence on environmental, social and governance risks, for screening and analysis of controversies related to companies within the Underlying Index. In cases where risks are presented, SAM releases a Media and Stakeholder Analysis (“MSA”), which includes a range of issues such as economic crime and corruption, fraud, illegal commercial practices, human rights issues, labor disputes, workplace safety, catastrophic accidents, and environmental disasters. SPDJI’s Index Committee reviews constituents that have been identified by SAM’s MSA to evaluate the potential impact of controversial company activities and may decide to remove a company from the Underlying Index. In the event of a removal, the company would not be eligible for reentry into the Underlying Index for one full calendar year beginning with the subsequent rebalancing.
The Underlying Index rebalances quarterly, effective after the close of the third Friday of March, June, September and December. Exclusions applied to the Underlying Index are reviewed at each rebalancing reference date which is the third Friday of February, May, August and November respectively. As of March 31, 2023, a significant portion of the Underlying Index is represented by securities of companies in the financials and industrials industries or sectors. The components of the Underlying Index are likely to change over time.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 90% of its assets in the component securities of the Underlying Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is a product of SPDJI, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes. Securities of companies that have positive or favorable ESG characteristics may underperform other securities.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The Underlying Index is composed of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.

ESG Risk. To the extent that the Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund’s overall ESG characteristics or ESG risk from those of the Underlying Index. The Index Provider may evaluate security-level ESG data and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and the Fund until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times.
Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Indexing Investment Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Industrials Sector Risk. Companies in the industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and changes in general economic conditions, among other factors. While the Fund seeks to invest in companies with positive or favorable environmental and social characteristics, companies in the industrials sector may also be adversely affected by claims for environmental damage or product liability.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund's NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. As the Fund will not fully replicate the Underlying Index, it is subject to the risk that BFA's investment strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Small-Capitalization Companies Risk. Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of small-capitalization companies may be more volatile and less liquid than those of mid- and large-capitalization companies.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the
Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by the Fund or distributions paid to the Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS (“ETFs”), ESPECIALLY BEFORE THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 year and since inception compare with the Underlying Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Year-by-Year Returns1 (Years Ended December 31)

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The Fund’s year-to-date return as of June 30, 2023 was 6.34%.
The best calendar quarter return during the period shown above was 17.20% in the 1st quarter of 2021; the worst was -14.16% in the 2nd quarter of 2022.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2022)

	One Year	Since Inception
(Inception Date: 9/22/2020)
Return Before Taxes	-17.44%	14.86%
Return After Taxes on Distributions[1]	-17.75%	14.23%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-10.21%	11.41%
S&P SmallCap 600 Sustainability Screened Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-17.33%	15.36%

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Ms. Hsui and Mr. Savage have been Portfolio Managers of the Fund since 2020. Mr. Whitehead has been a Portfolio Manager of the Fund since 2022.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on Cboe BZX Exchange, Inc. (“Cboe BZX”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.iShares.com.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, market segments, asset classes or sectors. Various types of securities, currencies and indexes may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Securities of companies that have positive or favorable ESG characteristics may underperform other securities.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than
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the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, project types, group of project types, sector, market segment or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
Cybersecurity Risk. The Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by, or breaches of, the systems of the Fund's adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the
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Fund, issuers in which the Fund invests, the Index Provider, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Equity Securities Risk. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes. The Underlying Index is composed of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
ESG Risk. To the extent that the Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund's overall ESG characteristics or ESG risk from those of the Underlying Index.
The Index Provider evaluates securities for inclusion and/or weighting in the Underlying Index based on ESG criteria and data provided by the Index Provider or third parties. The Index Provider’s evaluation of securities’ ESG characteristics depends on these criteria and data, which may vary by index provider, and no assurance can be given that they will be complete, accurate or current. In addition, the Index Provider may evaluate security-level ESG data (including ratings) and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and the Fund until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times. If the ESG assessment of a security in the Underlying Index or the Fund changes, neither the Fund nor BFA accepts any liability in relation to such change. BFA does not monitor securities in the Underlying Index with respect to ESG objectives or constraints applied by the Index Provider and is not responsible for changes to the ESG assessment of a security in the Underlying Index between rebalances. In addition, BFA does not assess the validity of the Index Provider’s evaluation of the ESG characteristics of securities or the criteria and data used in such evaluation.
The impacts of risks related to ESG investing are likely to change over time, and new ESG risks may be identified as further data and information regarding ESG factors and
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impacts become available. In addition, methodologies for ESG investing continue to develop, and the ESG methodology applied by the Index Provider may change over time.
Financials Sector Risk. Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.
Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any
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liability in relation to the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided by the Index Provider to BFA. BFA does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance could mean that constituents of the Underlying Index that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.
Indexing Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to invest the Fund's assets in defensive positions under any market conditions, including declining markets.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products
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of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events, trade disputes and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely affect the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen.
An infectious illness outbreak may result in travel restrictions, closed international borders, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary and permanent closures of businesses, layoffs, defaults and other significant economic, social and political impacts, as well as general concern and uncertainty.
An infectious illness outbreak may result in extreme volatility, severe losses, credit deterioration of issuers, and disruptions in markets, which could adversely impact the Fund and its investments, including impairing any hedging activity.
Certain local markets may be subject to closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets. Market or economic disruptions could result in elevated tracking error and increased premiums or discounts to the Fund's NAV. Additionally, an outbreak could impair the operations of the Fund’s service providers, including BFA, which could adversely impact the Fund.
Governmental and quasi-governmental authorities and regulators throughout the world may respond to an outbreak and any resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and changes in interest rates. A reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
An outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally, which could adversely affect the Fund and its investments and could result in increased premiums or discounts to the Fund's NAV.
Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
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Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Management Risk. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a financial instrument or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the particular instrument or asset, or factors that affect one or more issuers, counterparties, exchanges, countries, regions, markets, industries, sectors or asset classes, as applicable. Local, regional or global events such as war, acts of terrorism, public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. Changes in market and economic conditions generally do not have the same impact on all types of instruments and assets.
Market Trading Risk.
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market
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hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or
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selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
If U.S. relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for
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loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Small-Capitalization Companies Risk. Stock prices of small-capitalization companies may be more volatile than those of larger companies and, therefore, the Fund's share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by mid- or large-capitalization companies. Stock prices of small-capitalization companies are generally more vulnerable than those of mid- or large-capitalization companies to adverse business and economic developments. Securities of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making these companies more vulnerable to experiencing adverse effects due to the loss of personnel. Small-capitalization companies also normally have less diverse product lines than those of mid- or large-capitalization companies and are more susceptible to adverse developments concerning their products.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. If the Fund were to be required to delist from the listing exchange, the value of the Fund may rapidly decline and performance may be negatively impacted. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of dividends or interest received by the Fund or distributions paid to the Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs, ESPECIALLY BEFORE THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
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A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, supply chains, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco and tobacco-related companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Dividend-Paying Stock Risk. Investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the broader market. Companies that issue dividend-paying stocks are not required to pay or continue paying dividends on such stocks. It is possible that issuers of the stocks held by the Fund will not declare dividends in the future or will reduce or eliminate the payment of dividends (including reducing or eliminating anticipated accelerations or increases in the payment of dividends) in the future.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on
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outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The U.S. Inflation Reduction Act of 2022 allows for the negotiation of prescription drug prices on behalf of Medicare recipients, which may result in reduced prescription prices. This could reduce some healthcare companies’ overall profitability. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. In addition, if the Fund is limited in its ability to sell illiquid
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investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more
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volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the shares of the Fund and may, therefore, have a material upward or downward effect on the market price of the Fund shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Materials Sector Risk. Companies in the materials sector may be adversely affected by commodity price volatility, exchange rate fluctuations, social and political unrest, war, import or export controls, increased competition, depletion of resources, technical advances, labor relations, over-production, decreases in the demand for materials, litigation and government regulations, among other factors. Companies in the materials sector are also at risk of liability for environmental damage and product liability claims and may incur significant environmental remediation costs in complying with environmental laws. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.
Real Estate Investment Risk. Companies that invest in real estate (“Real Estate Companies”), such as real estate investment trusts (“REITs”), real estate holding and operating companies, and real estate management or development companies, expose investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and is characterized by intense competition and periodic overbuilding. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s losses. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company's ability to meet its payment obligations or its financing activity and could decrease the market prices for REITs and for properties held by such REITs. In addition, to the extent a Real Estate Company has its own expenses, the Fund (and indirectly, its shareholders) will bear its proportionate share of such expenses.
Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region, industry or property type. Economic downturns affecting a particular region, industry or property type may lead to a high volume of defaults within a short period.
Equity REITs Risk. Certain REITs may make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and may earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising
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interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs and for the properties held by such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.
Illiquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities may be volatile. There may be less trading in Real Estate Company shares, which means that purchase and sale transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate its investments in properties in response to changes in economic or other conditions.
Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company’s ability to meet its payment obligations. Declining interest rates could result in increased prepayment on loans and require redeployment of capital in less desirable investments.
Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, investments may be subject to defaults by borrowers and tenants. Leveraging may also increase repayment risk.
Loan Foreclosure Risk. Real Estate Companies may foreclose on loans that the Real Estate Company originated and/or acquired. Foreclosure may generate negative publicity for the underlying property that affects its market value. In addition to the length and expense of such proceedings, the validity of the terms of the applicable loan may not be recognized in foreclosure proceedings.
Operational Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint ventures in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.
Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; property damage due to events such as
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earthquakes, hurricanes, tornadoes, rodent, insect or disease infestations and terrorist acts; eminent domain seizures; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts, changes in consumer preferences and values, increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments and changes in tax law.
Regulatory Risk. Real estate income and values may be adversely affected by applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes, mandated closures or other commercial restrictions, reduced funding for schools, parks, garbage collection and other public services or environmental regulations also may have a major impact on real estate income and values.
Repayment Risk. The prices of Real Estate Company securities may drop because of the failure of borrowers to repay their loans, poor management, or the inability to obtain financing either on favorable terms or at all. If the properties in which Real Estate Companies invest do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the Real Estate Companies to make payments of interest and principal on their loans will be adversely affected.
U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distributes substantially all of its net income to its shareholders may result in the REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries.
Risk of Swap Agreements.The Fund currently invests in total return swaps referred to as “contracts for difference” or “CFDs.” A swap is a two-party contract that generally obligates each counterparty to exchange periodic payments based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. Swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. All swaps require posting of collateral, which may restrict the ability of the Fund to invest the assets in different ways and which involve costs to the Fund. Swaps provide customized contractual terms, which may not, in all cases, provide the hedging or other intended benefits.
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Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings compared to the performance of the Underlying Index. This may increase the risk of the Fund being underinvested to the Underlying Index and increase the risk of tracking error.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets providing information regarding the Fund's top holdings are posted on www.iShares.com when available and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses,
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and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
For the fiscal year ended March 31, 2023, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.12%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2023, BFA and its affiliates provided investment advisory services for assets of approximately $9.1 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA is available in the Fund's Semi-Annual Report for the period ended September 30.
Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
Jennifer Hsui has been employed by BFA or its affiliates as a senior portfolio manager since 2007. Prior to that, Ms. Hsui was a portfolio manager from 2006 to 2007 for Barclays Global Fund Advisors (“BGFA”). Ms. Hsui has been a Portfolio Manager of the Fund since 2020.
Greg Savage has been employed by BFA or its affiliates as a senior portfolio manager since 2006. Prior to that, Mr. Savage was a portfolio manager from 2001 to 2006 for BGFA. Mr. Savage has been a Portfolio Manager of the Fund since 2020.
Paul Whitehead has been with BlackRock since 1996, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. Mr. Whitehead has been employed by BlackRock as a Managing Director since 2010 and a Director from 2009 to 2010. Mr. Whitehead was employed by BGI as Principal from 2002 to 2009. Mr. Whitehead has been a Portfolio Manager of the Fund since 2022.
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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. The Bank of New York Mellon (“BNY Mellon”) is the administrator, custodian and transfer agent for the Fund. JPMorgan Chase Bank, N.A. serves as custodian for the Fund in connection with certain securities lending activities.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
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Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund
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and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “XJR.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as increased tracking error, disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund
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shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Cboe BZX.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as
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the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act.
Equity securities and other equity instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Shares of underlying open-end funds (including money market funds) are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other ETFs are valued at their most recent closing price.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
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Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions.
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general
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information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by the Fund from a RIC generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such RIC. Additionally, it is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, the Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Fund, and
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with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.
Fund distributions, to the extent attributable to dividends from U.S. corporations, will be eligible for the dividends received deduction for Fund shareholders that are corporations, subject to certain hedging and holding requirements.
In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local
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revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
If your Fund shares are loaned out pursuant to a securities lending arrangement, you may lose the ability to treat Fund dividends paid while the shares are held by the borrower as qualified dividend income.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's Distributor, an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
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The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
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Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
30

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)

	iShares ESG Screened S&P Small-Cap ETF
	Year Ended 03/31/23	Year Ended 03/31/22	Period From 09/22/20(a) to 03/31/21
Net asset value, beginning of period	$37.87	$38.81	$25.18
Net investment income(b)	0.51	0.39	0.20
Net realized and unrealized gain(c)	(3.97)	(0.55)	13.69
Net increase from investment operations	(3.46)	(0.16)	13.89
Distributions from net investment income(d)	(0.49)	(0.78)	(0.26)
Net asset value, end of period	$33.92	$37.87	$38.81
Total Return(e)
Based on net asset value	(9.08)%	(0.47)%	55.32%(f)
Ratios to Average Net Assets(g)
Total expenses	0.12%	0.12%	0.12%(h)
Net investment income	1.49%	1.00%	1.13%(h)
Supplemental Data
Net assets, end of period (000)	$44,100	$24,616	$9,701
Portfolio turnover rate(i)	23%	34%	18%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c)
The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions.
31

Index Provider
SPDJI is the Index Provider for the Underlying Index and is not affiliated with the Trust, BFA, the Distributor or any of their respective affiliates.
SPDJI is a resource for index-based concepts, data and research. SPDJI provides financial, economic and investment information and analytical services to the financial community. SPDJI calculates and maintains the S&P Global 1200, which includes the S&P 500® for the U.S., the S&P Europe 350 for Continental Europe, Ireland and the U.K., the S&P/TOPIX 150 for Japan, the S&P Asia 50, the S&P/TSX 60TM for Canada, the S&P/ASX 50 and the S&P Latin America 40. SPDJI also publishes the S&P MidCap 400®, S&P SmallCap 600®, S&P Total Market Index and S&P U.S. REIT for the U.S. SPDJI calculates and maintains the S&P Global Broad Market Index (BMI) Series, a set of rules-based equity benchmarks covering developed and emerging countries around the world. Company additions to and deletions from an S&P equity index do not in any way reflect an opinion on the investment merits of the company.
BFA or its affiliates have entered into a license agreement with SPDJI to use the Underlying Index. BFA or its affiliates sublicense rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Underlying Index is a product of SPDJI, and has been licensed for use by BFA or its affiliates. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Trust. iShares® and BlackRock® are registered trademarks of BFA and its affiliates. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Trust and BFA and their affiliates with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party licensors. The Underlying Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Trust, BFA or its affiliates or the Fund. S&P Dow Jones Indices have no obligation to take the needs of BFA or its affiliates or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of shares of the Fund or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no
32

obligation or liability in connection with the administration, marketing or trading of shares of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. SPDJI is not an investment adviser. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY BFA OR ITS AFFILIATES, OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND BFA OR ITS AFFILIATES, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Shares of the Fund are not sponsored, endorsed or promoted by Cboe BZX. Cboe BZX makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track market performance. Cboe BZX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe BZX has no obligation or liability to owners of shares of the Fund in connection with the administration, marketing or trading of shares of the Fund.
Cboe BZX does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Cboe BZX makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of shares of the Fund, or any other person or entity from the use of the Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. Cboe BZX makes no express or implied warranties
33

and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Cboe BZX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
34

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Want to know more?
iShares.com  | 1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI, shareholder reports and other information, as applicable and when available, can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is, or will be, available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2023 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK®are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-XJR-1023

iShares® Trust
Statement of Additional Information
Dated August 1, 2023
(as revised October 13, 2023)
This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the following series of iShares Trust (the “Trust”):

Fund	Ticker	Listing Exchange
iShares Biotechnology ETF	IBB	Nasdaq
iShares Core S&P 500 ETF	IVV	NYSE Arca
iShares Core S&P Mid-Cap ETF	IJH	NYSE Arca
iShares Core S&P Small-Cap ETF	IJR	NYSE Arca
iShares Core S&P Total U.S. Stock Market ETF	ITOT	NYSE Arca
iShares Core S&P U.S. Growth ETF	IUSG	Nasdaq
iShares Core S&P U.S. Value ETF	IUSV	Nasdaq
iShares ESG Screened S&P 500 ETF	XVV	Cboe BZX
iShares ESG Screened S&P Mid-Cap ETF	XJH	Cboe BZX
iShares ESG Screened S&P Small-Cap ETF	XJR	Cboe BZX
iShares Europe ETF	IEV	NYSE Arca
iShares Expanded Tech Sector ETF	IGM	NYSE Arca
iShares Expanded Tech-Software Sector ETF	IGV	Cboe BZX
iShares Factors US Growth Style ETF	STLG	Cboe BZX
iShares Factors US Value Style ETF	STLV	Cboe BZX
iShares Focused Value Factor ETF	FOVL	NYSE Arca
iShares International Developed Small Cap Value Factor ETF	ISVL	Cboe BZX
iShares JPX-Nikkei 400 ETF	JPXN	NYSE Arca
iShares Micro-Cap ETF	IWC	NYSE Arca
iShares Mortgage Real Estate ETF	REM	Cboe BZX
iShares North American Natural Resources ETF	IGE	Cboe BZX
iShares North American Tech-Multimedia Networking ETF	IGN	NYSE Arca
iShares Preferred and Income Securities ETF	PFF	Nasdaq
iShares Residential and Multisector Real Estate ETF	REZ	NYSE Arca
iShares Russell 1000 ETF	IWB	NYSE Arca
iShares Russell 1000 Growth ETF	IWF	NYSE Arca
iShares Russell 1000 Value ETF	IWD	NYSE Arca
iShares Russell 2000 ETF	IWM	NYSE Arca
iShares Russell 2000 Growth ETF	IWO	NYSE Arca
iShares Russell 2000 Value ETF	IWN	NYSE Arca
iShares Russell 3000 ETF	IWV	NYSE Arca
iShares Russell Mid-Cap ETF	IWR	NYSE Arca
iShares Russell Mid-Cap Growth ETF	IWP	NYSE Arca
iShares Russell Mid-Cap Value ETF	IWS	NYSE Arca
iShares Russell Top 200 ETF	IWL	NYSE Arca
iShares Russell Top 200 Growth ETF	IWY	NYSE Arca
iShares Russell Top 200 Value ETF	IWX	NYSE Arca
iShares S&P 100 ETF	OEF	NYSE Arca
iShares S&P 500 Growth ETF	IVW	NYSE Arca
iShares S&P 500 Value ETF	IVE	NYSE Arca
iShares S&P Mid-Cap 400 Growth ETF	IJK	NYSE Arca
iShares S&P Mid-Cap 400 Value ETF	IJJ	NYSE Arca

Fund	Ticker	Listing Exchange
iShares S&P Small-Cap 600 Growth ETF	IJT	Nasdaq
iShares S&P Small-Cap 600 Value ETF	IJS	NYSE Arca
iShares Semiconductor ETF	SOXX	Nasdaq
iShares U.S. Aerospace & Defense ETF	ITA	Cboe BZX
iShares U.S. Broker-Dealers & Securities Exchanges ETF	IAI	NYSE Arca
iShares U.S. Healthcare Providers ETF	IHF	NYSE Arca
iShares U.S. Home Construction ETF	ITB	Cboe BZX
iShares U.S. Infrastructure ETF	IFRA	Cboe BZX
iShares U.S. Insurance ETF	IAK	NYSE Arca
iShares U.S. Medical Devices ETF	IHI	NYSE Arca
iShares U.S. Oil & Gas Exploration & Production ETF	IEO	Cboe BZX
iShares U.S. Oil Equipment & Services ETF	IEZ	NYSE Arca
iShares U.S. Pharmaceuticals ETF	IHE	NYSE Arca
iShares U.S. Real Estate ETF	IYR	NYSE Arca
iShares U.S. Regional Banks ETF	IAT	NYSE Arca
iShares U.S. Telecommunications ETF	IYZ	Cboe BZX
iShares US Small Cap Value Factor ETF	SVAL	Cboe BZX
The Prospectuses for the above-listed funds (each, a “Fund” and collectively, the “Funds”) are dated August 1, 2023, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the applicable Annual Report and Semi-Annual Report of the Trust for the Funds are incorporated by reference into and are deemed to be part of this SAI. Each Fund's Annual Report is located here1, here2, here3 or here4. Each Fund's Semi-Annual Report is located here1, here2, here3 or here4. A copy of each Fund's Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust's distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. Each Fund's Prospectus is incorporated by reference into this SAI.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.

1
Annual and Semi-Annual Report for each of the below funds, for which BNY Mellon serves as administrator, custodian and transfer agent:
iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares Core S&P U.S. Growth ETF, iShares Core S&P U.S. Value ETF, iShares ESG Screened S&P 500 ETF, iShares ESG Screened S&P Mid-Cap ETF, iShares ESG Screened S&P Small-Cap ETF, iShares Factors US Growth Style ETF, iShares Factors US Value Style ETF, iShares Mortgage Real Estate ETF, iShares Preferred and Income Securities ETF, iShares Residential and Multisector Real Estate ETF, iShares Russell 3000 ETF, iShares Russell Mid-Cap Value ETF, iShares Russell Top 200 ETF, iShares Russell Top 200 Growth ETF, iShares Russell Top 200 Value ETF, iShares S&P 100 ETF, iShares S&P 500 Growth ETF, iShares S&P 500 Value ETF and iShares S&P Small-Cap 600 Value ETF.
2
Annual and Semi-Annual Report for each of the below funds, for which Citibank serves as administrator, custodian and transfer agent:
iShares Focused Value Factor ETF, iShares Russell 1000 ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares U.S. Aerospace & Defense ETF, iShares U.S. Broker-Dealers & Securities Exchanges ETF, iShares U.S. Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Infrastructure ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF, iShares U.S. Real Estate ETF, iShares U.S. Regional Banks ETF, iShares U.S. Telecommunications ETF and iShares US Small Cap Value Factor ETF.
3
Annual and Semi-Annual Report for each of the below funds, for which JPMorgan serves as administrator, custodian and transfer agent:
iShares Biotechnology ETF, iShares Core S&P 500 ETF, iShares Core S&P Total U.S. Stock Market ETF, iShares Expanded Tech Sector ETF, iShares Expanded Tech-Software Sector ETF, iShares Micro-Cap ETF, iShares North American Natural Resources ETF, iShares North American Tech-Multimedia Networking ETF, iShares Russell 2000 ETF, iShares Russell 2000 Growth ETF, iShares Russell 2000 Value ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares S&P Mid-Cap 400 Value ETF, Shares S&P Small-Cap 600 Growth ETF and iShares Semiconductor ETF
4
Annual and Semi-Annual Report for each of the below funds, for which State Street serves as administrator, custodian and transfer agent:

iShares Europe ETF, iShares International Developed Small Cap Value Factor ETF and iShares JPX-Nikkei 400 ETF

iShares®
Notice to Shareholders
The Board of Trustees of the Trust approved a proposal to close and liquidate the iShares Factors US Value Style ETF (the “Fund”). After market close on October 30, 2023, the Fund will cease the creation and redemption of Creation Units. Trading in the Fund will be halted prior to market open on October 31, 2023. Proceeds of the liquidation are currently scheduled to be sent to Fund shareholders on or around November 2, 2023 (the “Liquidation Date”).
While the Fund is in the process of liquidating its portfolio, which is anticipated to commence prior to October 30, 2023, the Fund will hold cash and securities that will not be consistent with its investment objective and strategies and is likely to incur higher tracking error than is typical for the Fund. Furthermore, the Trust cannot assure that there will be a trading market for Fund shares between market close on October 30, 2023 and the Liquidation Date because Fund shares will not be traded on the primary listing exchange identified in the Prospectus for the Fund (the “Listing Exchange”) during that period.
Shareholders may sell their holdings of the Fund on its Listing Exchange until market close on October 30, 2023 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. As of the Liquidation Date, shares of the Fund will be individually redeemed. If you hold Fund shares on the Liquidation Date, the Fund will automatically redeem your shares for cash based on the net asset value of the Fund as of the close of business on October 30, 2023, which will include any dividends or distributions calculated as of that date.
If you are subject to U.S. federal income tax, the liquidation of the Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the Liquidation Date will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, the Fund may declare taxable distributions of its investment income or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss, depending on your tax basis. Please consult your personal tax advisor about the potential tax consequences.
If you have any questions, please call 1-800-iShares (1-800-474-2737).
iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

i

v

General Description of the Trust and its Funds
The Trust currently consists of more than 315 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following Funds:
•
iShares Biotechnology ETF
•
iShares Core S&P 500 ETF
•
iShares Core S&P Mid-Cap ETF
•
iShares Core S&P Small-Cap ETF
•
iShares Core S&P Total U.S. Stock Market ETF
•
iShares Core S&P U.S. Growth ETF
•
iShares Core S&P U.S. Value ETF
•
iShares ESG Screened S&P 500 ETF
•
iShares ESG Screened S&P Mid-Cap ETF
•
iShares ESG Screened S&P Small-Cap ETF
•
iShares Europe ETF
•
iShares Expanded Tech Sector ETF
•
iShares Expanded Tech-Software Sector ETF
•
iShares Factors US Growth Style ETF
•
iShares Factors US Value Style ETF
•
iShares Focused Value Factor ETF
•
iShares International Developed Small Cap Value Factor ETF
•
iShares JPX-Nikkei 400 ETF
•
iShares Micro-Cap ETF
•
iShares Mortgage Real Estate ETF
•
iShares North American Natural Resources ETF
•
iShares North American Tech-Multimedia Networking ETF
•
iShares Preferred and Income Securities ETF
•
iShares Residential and Multisector Real Estate ETF
•
iShares Russell 1000 ETF
•
iShares Russell 1000 Growth ETF
•
iShares Russell 1000 Value ETF
•
iShares Russell 2000 ETF
•
iShares Russell 2000 Growth ETF
•
iShares Russell 2000 Value ETF
•
iShares Russell 3000 ETF
•
iShares Russell Mid-Cap ETF
•
iShares Russell Mid-Cap Growth ETF
•
iShares Russell Mid-Cap Value ETF
•
iShares Russell Top 200 ETF

•
iShares Russell Top 200 Growth ETF
•
iShares Russell Top 200 Value ETF
•
iShares S&P 100 ETF
•
iShares S&P 500 Growth ETF
•
iShares S&P 500 Value ETF
•
iShares S&P Mid-Cap 400 Growth ETF
•
iShares S&P Mid-Cap 400 Value ETF
•
iShares S&P Small-Cap 600 Growth ETF
•
iShares S&P Small-Cap 600 Value ETF
•
iShares Semiconductor ETF
•
iShares U.S. Aerospace & Defense ETF
•
iShares U.S. Broker-Dealers & Securities Exchanges ETF
•
iShares U.S. Healthcare Providers ETF
•
iShares U.S. Home Construction ETF
•
iShares U.S. Infrastructure ETF
•
iShares U.S. Insurance ETF
•
iShares U.S. Medical Devices ETF
•
iShares U.S. Oil & Gas Exploration & Production ETF
•
iShares U.S. Oil Equipment & Services ETF
•
iShares U.S. Pharmaceuticals ETF
•
iShares U.S. Real Estate ETF
•
iShares U.S. Regional Banks ETF
•
iShares U.S. Telecommunications ETF
•
iShares US Small Cap Value Factor ETF
Each Fund is managed by BlackRock Fund Advisors (“BFA”), an indirect wholly-owned subsidiary of BlackRock, Inc., and generally seeks to track the investment results of the specific benchmark index identified in the applicable Prospectus for that Fund (each, an “Underlying Index”).
Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities, assets or other positions (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities” or “Creation Basket”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Funds are listed for trading on national securities exchanges such as Cboe BZX Exchange, Inc. (“Cboe BZX”), The Nasdaq Stock Market LLC (“Nasdaq”) or NYSE Arca, Inc. (“NYSE Arca”) (each a “Listing Exchange”). Shares of each Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units by Authorized Participants (as defined in the Creation and Redemption of Creation Units-Role of the Authorized Participant section of this SAI) and, generally, in exchange for portfolio securities and a Cash Amount (as defined in the Redemption of Creation Units section of this SAI). Creation Units typically are a specified number of shares, generally ranging from 50,000 to 150,000 shares or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash and reserves the right to permit or require the substitution of Deposit Securities in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to purchase Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.
Shares of each Fund are listed for trading, and trade throughout the day, on the applicable Listing Exchange and in other secondary markets. Shares of certain Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if, among other things: (i) a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act; (ii) any of the other listing requirements are not continuously maintained; or (iii) any event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares of a Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.
The Trust reserves the right to adjust the share price of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor's equity interest in the Funds.
Investment Strategies and Risks
Each Fund seeks to achieve its objective by investing primarily in securities issued by issuers that compose its relevant Underlying Index and in investments that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and is not actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.
Each Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Fund’s Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.
Although the Funds do not seek leveraged returns, certain instruments used by the Funds may have a leveraging effect as described below.
Borrowing.  Each Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions. The iShares JPX-Nikkei 400 ETF and iShares Semiconductor ETF, along with certain other iShares funds, have entered into a syndicated line of credit with the Bank of New York Mellon (“BNY”), which serves as administrative agent for itself and the other banks. The syndicated line of credit may be used for temporary or emergency purposes, including redemption, settlement of trades and rebalancing of portfolio holdings.
Interest rates related to the syndicated line of credit are based on the Secured Overnight Financing Rate (“SOFR”) published by the Federal Reserve Bank of New York plus a spread. Pursuant to the terms of the credit agreement, if SOFR were to cease being published or representative, it would be replaced by a rate based on an alternate benchmark selected by BNY.
The purchase of securities while borrowings are outstanding may have the effect of leveraging a Fund. The incurrence of leverage increases a Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the NAV of Fund shares and in the yield on a Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by a Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to a Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by a Fund must be made from a bank or may result in a Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA’s management of a Fund’s portfolio in accordance with a Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Currency Transactions.  A currency forward contract is an over-the-counter (“OTC”) obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days greater than two days from the date on which the contract is agreed upon by the parties, at a price set at the time of the contract. A non-deliverable currency forward is an OTC currency forward settled in a specified currency, on a specified date, based on the difference between the agreed-upon exchange rate and the market exchange rate. A currency futures contract is a contract that trades on an organized futures exchange involving an obligation to deliver or acquire a specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. Certain of the Funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds' assets that are denominated in a non-U.S. currency. A Fund may enter into non-U.S. currency forwards, non-deliverable currency forwards and non-U.S. currency futures transactions to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.
Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected may be highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of its Underlying Index and may lower the Fund’s return. A Fund could experience losses if the value of its currency forwards, options or futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market or otherwise. In addition, a Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.
Diversification Status.  The following table sets forth the diversification status of each Fund:
Diversified Funds	Non-Diversified Funds
iShares Core S&P 500 ETF	iShares Biotechnology ETF
iShares Core S&P Mid-Cap ETF	iShares ESG Screened S&P 500 ETF
iShares Core S&P Small-Cap ETF	iShares Expanded Tech Sector ETF
iShares Core S&P Total U.S. Stock Market ETF	iShares Expanded Tech-Software Sector ETF
iShares Core S&P U.S. Growth ETF*	iShares Factors US Growth Style ETF
iShares Core S&P U.S. Value ETF	iShares International Developed Small Cap Value Factor ETF
iShares Europe ETF	iShares Mortgage Real Estate ETF
iShares ESG Screened S&P Mid-Cap ETF	iShares North American Tech-Multimedia Networking ETF
iShares ESG Screened S&P Small-Cap ETF	iShares Residential and Multisector Real Estate ETF
iShares Factors US Value Style ETF	iShares Semiconductor ETF
iShares Focused Value Factor ETF	iShares U.S. Aerospace & Defense ETF
iShares JPX-Nikkei 400 ETF	iShares U.S. Broker-Dealers & Securities Exchanges ETF

Diversified Funds	Non-Diversified Funds
iShares Micro-Cap ETF	iShares U.S. Healthcare Providers ETF
iShares North American Natural Resources ETF	iShares U.S. Home Construction ETF
iShares Preferred and Income Securities ETF	iShares U.S. Insurance ETF
iShares Russell 1000 ETF	iShares U.S. Medical Devices ETF
iShares Russell 1000 Growth ETF*	iShares U.S. Oil & Gas Exploration & Production ETF
iShares Russell 1000 Value ETF	iShares U.S. Oil Equipment & Services ETF
iShares Russell 2000 ETF	iShares U.S. Pharmaceuticals ETF
iShares Russell 2000 Growth ETF	iShares U.S. Regional Banks ETF
iShares Russell 2000 Value ETF	iShares U.S. Telecommunications ETF
iShares Russell 3000 ETF
iShares Russell Mid-Cap ETF
iShares Russell Mid-Cap Growth ETF
iShares Russell Mid-Cap Value ETF
iShares Russell Top 200 ETF
iShares Russell Top 200 Growth ETF*
iShares Russell Top 200 Value ETF
iShares S&P 100 ETF*
iShares S&P 500 Growth ETF*
iShares S&P 500 Value ETF
iShares S&P Mid-Cap 400 Growth ETF
iShares S&P Mid-Cap 400 Value ETF
iShares S&P Small-Cap 600 Growth ETF
iShares S&P Small-Cap 600 Value ETF
iShares U.S. Infrastructure ETF
iShares U.S. Real Estate ETF
iShares US Small Cap Value Factor ETF

*
The iShares Core S&P U.S. Growth ETF, iShares Russell 1000 Growth ETF, iShares Russell Top 200 Growth ETF, iShares S&P 100 ETF and iShares S&P 500 Growth ETF intend to be diversified in approximately the same proportion as their Underlying Indexes are diversified. The iShares Core S&P U.S. Growth ETF, iShares Russell 1000 Growth ETF, iShares Russell Top 200 Growth ETF, iShares S&P 100 ETF and iShares S&P 500 Growth ETF may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of their Underlying Indexes. Shareholder approval will not be sought if the iShares Core S&P U.S. Growth ETF, iShares Russell 1000 Growth ETF, iShares Russell Top 200 Growth ETF, iShares S&P 100 ETF or iShares S&P 500 Growth ETF crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its Underlying Index. The Funds disclose their portfolio holdings and weightings at www.iShares.com.
A fund classified as “diversified” under the 1940 Act may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval. However, while the iShares Core S&P U.S. Growth ETF, iShares Russell 1000 Growth ETF, iShares Russell Top 200 Growth ETF, iShares S&P 100 ETF and iShares S&P 500 Growth ETF are classified as “diversified,” under applicable no-action relief from the SEC staff, the funds may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of their Underlying Indexes and such a change does not require shareholder approval.
 A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may constitute a significant percentage of the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect a fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
Each Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet their respective investment objectives.
Futures, Options on Futures and Securities Options.  Futures contracts, options on futures and securities options may be used by a Fund to simulate investment in its Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. Each Fund will not use futures, options on futures or securities options for speculative purposes. Each Fund intends to use futures and options on futures in accordance with Rule 4.5 of the Commodity Futures Trading Commission (the “CFTC”) promulgated under the Commodity Exchange Act (“CEA”). BFA, with respect to certain Funds, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that BFA, with respect to such Funds, is not subject to registration or regulation as a commodity pool operator under the CEA. See the Regulation Regarding Derivatives section of this SAI for more information.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is similar to a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract if all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” will be made to and from the broker daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. An option on a futures contract, as contrasted with a direct investment in such a contract, gives the purchaser the right, but no obligation, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.
The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed-upon price per share, also known as the “strike price,” less the premium received from writing the put. Certain of the Funds may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of their portfolio securities or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Securities options may be used by a Fund to obtain access to securities in its Underlying Index or to dispose of securities in its Underlying Index at favorable prices, to invest cash in a securities index that offers similar exposure to that provided by its Underlying Index or otherwise to achieve the Fund’s objective of tracking its Underlying Index. A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at an exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Each Fund may purchase or sell securities options on a U.S. or non-U.S. securities exchange or in the OTC market through a transaction with a dealer. Options on a securities index are typically settled on a net basis based on the appreciation or depreciation of the index level over the strike price. Options on single name securities may be cash- or physically-settled, depending upon the market in which they are traded. Options may be structured so as to be exercisable only on certain dates or on a daily basis. Options may also be structured to have conditions to exercise (i.e., “Knock-in Events”) or conditions that trigger termination (i.e., “Knock-out Events”).
Lending Portfolio Securities.  Each Fund may lend portfolio securities to certain borrowers that BFA determines to be creditworthy, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have otherwise received if the securities were not on loan.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by any positive difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Fund for such loans, and uninvested cash, may be reinvested in certain short-term instruments either directly on behalf of each Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk.
Each Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund to act as securities lending agent. To the extent that a Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board,” the trustees of which are the “Trustees”). JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as custodian for the Funds in connection with certain securities lending activities.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), foreign exchange risk (i.e., the risk of a shortfall at default when a cash collateral investment is denominated in a currency other than the currency of the assets being loaned due to movements in foreign exchange rates), and credit, legal, counterparty and market risks (including the risk that market events could lead the Fund to recall loaned securities or to lend less or not at all, which could lead to reduced securities lending revenue). If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund’s ability to participate in a corporate action event may be impacted, or the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This latter event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments received by a Fund representing dividends paid on securities loaned out by the Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with a Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income. There could also be changes in the status of issuers under applicable laws and regulations, including tax regulations, that may impact the regulatory or tax treatment of loaned securities and could, for example, result in a delay in the payment of dividend equivalent payments owed to a Fund (as permitted by applicable law).
Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements.
Liquidity Risk Management.  Rule 22e-4 under the Investment Company Act (the “Liquidity Rule”) requires open-end funds, including exchange-traded funds (“ETFs”) such as the Funds, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Funds have implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BFA as the administrator of the Liquidity Program. Under the Liquidity Program, BFA assesses, manages, and periodically reviews each Fund’s liquidity risk and classifies each investment held by a Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of the remaining investors’ interest in a Fund. The liquidity of a Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.
Non-U.S. Securities.  Certain Funds purchase publicly traded common stocks of non-U.S. issuers. To the extent a Fund invests in stocks of non-U.S. issuers, certain of the Fund's investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “depositary receipts”). Depositary receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. Depositary receipts may not necessarily be denominated in the same currency as their underlying securities. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. issuer. EDRs, which are sometimes referred to as continental depositary receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world.
Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose a Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. Unsponsored programs, which are not sanctioned by the issuer of the underlying common stock, generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipts.
Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in non-U.S. countries; and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Regulation Regarding Derivatives.  The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.
BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA with respect to each of the Funds. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Funds.
The iShares Biotechnology ETF, iShares Core S&P Small-Cap ETF, iShares Core S&P Total U.S. Stock Market ETF, iShares Core S&P U.S. Growth ETF, iShares ESG Screened S&P Mid-Cap ETF, iShares ESG Screened S&P Small-Cap ETF, iShares Europe ETF, iShares Factors US Value Style ETF, iShares Global Infrastructure ETF, iShares International Developed Property ETF, iShares International Developed Small Cap Value Factor ETF, iShares Micro-Cap ETF, iShares Mortgage Real Estate ETF, iShares Preferred and Income Securities ETF, iShares Residential and Multisector Real Estate ETF, iShares Russell 1000 ETF, iShares Russell 1000 Value ETF, iShares Russell 2000 ETF, iShares Russell 2000 Growth ETF, iShares Russell 2000 Value ETF, iShares Russell 3000 ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares S&P Mid-Cap 400 Value ETF, iShares S&P Small-Cap 600 Growth ETF, iShares S&P Small-Cap 600 Value ETF, iShares Semiconductor ETF, iShares U.S. Broker-Dealers & Securities Exchanges ETF, iShares U.S. Home Construction ETF, iShares U.S. Infrastructure ETF, iShares U.S. Real Estate ETF and iShares US Small Cap Value Factor ETF (the “No-Action Letter Funds”) may also have investments in “underlying funds” (and such underlying funds themselves may invest in underlying funds) not advised by BFA (the term “underlying fund” for purposes of the no-action letter referenced below may include, but is not limited to, certain securitized vehicles, mortgage or international real estate investment trusts (“REITs”), business development companies, and investment companies that may invest in CFTC Derivatives or in any of the foregoing), and therefore may be viewed by the CFTC as commodity pools. BFA may not have transparency into the holdings of these underlying funds because they are not advised by BFA. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to CFTC Rule 4.5 to delay registration as a “commodity pool operator” until six months from the date on which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BFA, the adviser of the No-Action Letter Funds, has filed a claim with the CFTC for the Funds to rely on this no-action relief. Accordingly, BFA is not currently subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Funds.
Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin and initial margin requirements. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to a Fund of trading these instruments and, as a result, may affect returns to investors in a Fund.
Rule 18f-4 under the Investment Company Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Section 18 of the Investment Company Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”).
Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Directors/Trustees, and periodically reviews the DRMP and reports to the Board.
Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund's “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds, but are inherent in repurchase agreements. The Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and a Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of a Fund’s assets. The use of reverse repurchase agreements is a form of leverage, and the proceeds obtained by a Fund through reverse repurchase agreements may be invested in additional securities.
Rule 18f-4 under the Investment Company Act permits a Fund to enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that a Fund either (i)

complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as Derivatives Transactions under Rule 18f-4. (See “Regulation Regarding Derivatives” above.)
Securities of Investment Companies.  Each Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law. Pursuant to the 1940 Act, a Fund’s investment in registered investment companies is generally limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of a Fund’s total assets with respect to any one investment company; and (iii) 10% of a Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund intends from time to time to invest its assets in the securities of investment companies, including, but not limited to, money market funds, including those advised by or otherwise affiliated with BFA, in excess of the general limits discussed above. Other investment companies in which a Fund may invest can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).
Short-Term Instruments and Temporary Investments.  Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor's® Financial Services LLC, a subsidiary of S&P Global, Inc. (S&P Global Ratings), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Swap Agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis.
Certain of the Funds may enter into swap agreements, including currency swaps, interest rate swaps and index swaps, or for the iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares ESG Screened S&P Small-Cap ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares S&P Mid-Cap 400 Value ETF, iShares S&P Small-Cap 600 Growth ETF, iShares S&P Small-Cap 600 Value ETF and iShares U.S. Infrastructure ETF, total return swaps (some of which may be referred to as contracts for difference or “CFDs”). The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets.
Tracking Stocks.  A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Future Developments.  The Board may, in the future, authorize each Fund to invest in securities contracts and investments, other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with each Fund's investment objective and do not violate any of its investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in a Fund is contained in the applicable Prospectus.
An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.
Borrowing Risk.  Borrowing may exaggerate changes in the NAV of Fund shares and in the return on a Fund’s portfolio. Borrowing will cause a Fund to incur interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Custody Risk.  Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. In addition, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.
Dividend-Paying Stock Risk.  Investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the broader market. Companies that issue dividend-paying stocks are not required to pay or continue paying dividends on such stocks. It is possible that issuers of the stocks held by a Fund will not declare dividends in the future or will reduce or eliminate the payment of dividends (including reducing or eliminating anticipated accelerations or increases in the payment of dividends) in the future.
Illiquid Investments Risk.  Each Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and a Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of a Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.
LIBOR Replacement Risk.  A Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that a majority of USD LIBOR settings will no longer be published after June 30, 2023. All other LIBOR settings and certain other interbank offered rates ceased to be published after December 31, 2021. The Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market, has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR will replace LIBOR in different categories of financial contracts after June 30, 2023.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities, or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. A Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.
Money Market Instruments Risk.  A Fund may hold money market instruments. The value of money market instruments may be affected by changes in interest rates or in the credit ratings of the investments, among other things. If a significant amount of a Fund's assets is invested in money market instruments, it may be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in a money market fund. Money market funds other than U.S. government money market funds and retail money market funds “float” their NAV instead of using a stable $1.00 per share price.
National Closed Market Trading Risk.  To the extent that the underlying securities held by a Fund trade on foreign exchanges or in foreign markets that are closed when the securities exchange on which a Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., a Fund’s quote from the closed foreign market). The impact of a closed foreign market on a Fund is likely to be greater where a large portion of a Fund’s underlying securities and/or other assets trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations may result in premiums or discounts to a Fund’s NAV that may be greater than those experienced by other ETFs.
Operational Risk.  BFA and a Fund's other service providers may experience disruptions or operating errors such as processing errors or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). A Fund may invest in futures contracts, securities options, CFDs (for the iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares ESG Screened S&P Small-Cap ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares S&P Mid-Cap 400 Value ETF, iShares S&P Small-Cap 600 Growth ETF, iShares S&P Small-Cap 600 Value ETF and iShares U.S. Infrastructure ETF) and other derivatives. Compared to securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage.
When a derivative is used as a hedge against a position that a Fund holds or is committed to purchase, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains, and in some cases, hedging can cause losses that are not offset by gains, and the Fund will recognize losses on both the investment and the hedge. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund's hedging transactions, which entail additional transaction costs, will be effective.

Risk of Equity Securities.  An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of stock markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Common stocks may experience extreme price volatility due to actions taken by particular investors or groups of investors (for example, retail investors influenced by social media activity or other media coverage or significant “short” positions taken by institutional investors).
Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers that are inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity date. In addition, issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock price to decline.
The iShares Preferred and Income Securities ETF invests a significant portion of its assets in preferred stock, although all of the Funds may invest in preferred stock. A Fund that invests in preferred stock may be exposed to certain risks not typically encountered by investing in common stock. Many preferred stocks pay dividends at a fixed rate, therefore, a preferred stock’s market price may be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the preferred stock is likely to decline. Many preferred stocks also allow holders to convert the preferred stock into common stock of the issuer; the market price of such preferred stocks may be sensitive to changes in the value of the issuer’s common stock. In addition, the ability of an issuer of preferred stock to pay dividends may deteriorate or the issuer may default (i.e., fail to make scheduled dividend payments on the preferred stock or scheduled interest payments on other obligations of the issuer), which would negatively affect the value of any such holding. Dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. Preferred stock is also subject to market volatility and the price of preferred stock will fluctuate based on market demand. Preferred stock often has a call feature which allows the issuer to redeem the security at its discretion. Therefore, preferred stocks having a higher than average yield may be called by the issuer, which may cause a decrease in the yield of a Fund that invested in the preferred stock.
Although most of the securities in each Underlying Index are listed on a securities exchange, the principal trading market for some of the securities may be in the OTC market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Risk of Futures and Options on Futures Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Futures contracts, by definition, project price levels in the future and not current levels of valuation; therefore, market circumstances may result in a discrepancy between the price of the future and the movement in a Fund's Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.
Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.
Risk of Investing in Non-U.S. Equity Securities.  An investment in any of the Funds that invest, directly or indirectly, in non-U.S. equity securities involves risks similar to those of investing in portfolios of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments in those foreign countries, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in any of these Funds also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Funds; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy and businesses; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.
Risk of Investing in Mid-Capitalization Companies.  Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies, and, therefore, a Fund’s share price may be more volatile than that of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it more difficult for the Funds to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Risk of Non-U.S. Preferred Stock.  A Fund that invests in preferred stock may be exposed to certain risks not typically encountered by investing in common stock. Many preferred stocks pay dividends at a fixed rate, therefore, a preferred stock’s market price may be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the preferred stock is likely to decline. Many preferred stocks also allow holders to convert the preferred stock into common stock of the issuer; the market price of such preferred stocks can be sensitive to changes in the value of the issuer’s common stock. In addition, the ability of an issuer of preferred stock to pay dividends may deteriorate or the issuer may default (i.e., fail to make scheduled dividend payments on the preferred stock or scheduled interest payments on other obligations of the issuer), which would negatively affect the value of any such holding. Dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. Preferred stock is also subject to market volatility and the price of preferred stock will fluctuate based on market demand. Preferred stock often has a call feature which allows the issuer to redeem the security at its discretion. Therefore, preferred stocks having a higher than average yield may be called by the issuer, which may cause a decrease in the yield of a fund that invested in the preferred stock. Also, non U.S. preferred stock may have different rights or privileges than those commonly associated with U.S. preferred stock. In addition to the risks listed above, investors in non U.S. preferred stock may experience difficulty or uncertainty in determining and enforcing their rights related to preferred stock.
Risk of Swap Agreements.  The risk of loss with respect to swaps is generally limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement. If such a default occurs, the parties will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive). Swap agreements may also involve the risk that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty and the return on the referenced asset. In addition, swap agreements are subject to market and liquidity risk, leverage risk and hedging risk.
A Fund is required to post and collect variation margin and initial margin (comprised of specified liquid securities subject to haircuts) in connection with trading of OTC swaps. These requirements may raise the costs for a Fund’s investment in swaps.
Tracking Error Risk.  A Fund may be subject to tracking error, which is the divergence of a Fund’s performance from that of the applicable underlying index. Tracking error may occur because of differences between the securities and other instruments held in a Fund’s portfolio and those included in its applicable underlying index, pricing differences, transaction costs incurred by a Fund, a Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest received by a Fund or distributions paid to a Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the applicable underlying index or the costs to a Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because a Fund incurs fees and expenses, while its applicable underlying index does not. Tracking error may occur due to differences between the methodologies used in calculating the value of the applicable Underlying Index and determining a Fund’s NAV.
When an issuer is introduced by an index provider into an index tracked by a Fund, BFA may conduct an analysis on such issuer’s securities to identify and screen for outlier high risk behavior (such as rapid or unusual price growth that does not appear to be supported by publicly available information on the business and assets of the issuer, unusual or significant short interest or lending activity, negative sentiment, suspended trading or incorrect free-float calculations, which could be indicators of possible irregularities, miscalculations or even fraud). If it identifies such behavior, BFA may, where appropriate, alert the index provider as to the alleged issue. The index provider has sole discretion for the determination as to whether to continue to include the issuer’s securities in the rebalancing of its index. If the securities continue to be included in the index, BFA may underweight or exclude such securities from a Fund’s portfolio and, if it does so, such a fund will be subject to increased tracking error due to the divergence in the securities included in its portfolio from its underlying index. BFA’s underweighting or excluding such securities may result in a decline in a Fund’s net asset value. The application of the abovementioned analysis and screening to a Fund and its Underlying Index is in the sole discretion of BFA and its affiliates (without any guarantees). The analysis and screening may not exclude any or all high risk securities from an Underlying Index or a Fund’s portfolio, and the inclusion of such securities will result in an adverse impact to a Fund’s net asset value if one or more such securities declines in value.
Risk of Investing in Asia.   Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, piracy of intellectual property, data and other security breaches (especially of data stored electronically), political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.

Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. China is a key trading partner of many Asian countries and any changes in trading relationships between China and other Asian countries may affect the region as a whole. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Australasia.  The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by a Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia and the U.S. Economic events in the U.S., Asia, or in other key trading countries can have a significant economic effect on the Australasian economies. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which a Fund has exposure.
Risk of Investing in Canada.  The U.S. is Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total two-way merchandise trade between the U.S. and Canada has more than doubled. Any downturn in U.S. or Mexican economic activity is likely to have an adverse impact on the Canadian economy. Political developments, including the implementation of tariffs by the U.S. and the renegotiation of NAFTA in the form of the United States-Mexico-Canada Agreement (“USMCA”), which replaced NAFTA on or around July 1, 2020, could have an adverse impact on Canadian securities. The Canadian economy is also dependent upon external trade with other key trading partners, specifically China and the United Kingdom (the “U.K.”). As a result, Canada is dependent on the economies of these other countries. In addition, Canada is a large supplier of natural resources (e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.

Risk of Investing in Developed Countries.  Many countries with developed markets have recently experienced significant economic pressures. These countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. For example, companies in the financial services sector are subject to governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and amount of capital they must maintain. Dislocations in the financial sector and perceived or actual governmental influence over certain financial companies may lead to credit rating downgrades and, as a result, impact, among other things, revenue growth for such companies. If financial companies experience a prolonged decline in revenue growth, certain developed countries that rely heavily on financial companies as an economic driver may experience a correlative slowdown. Concerns have emerged with respect to the economic health of certain developed countries. These concerns primarily stem from heavy indebtedness of many developed countries and their perceived inability to continue to service high debt loads without simultaneously implementing stringent austerity measures. Such concerns have led to tremendous downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service such debt. Spending on health care and retirement pensions in most developed countries has risen dramatically. Medical innovation, extended life expectancy and higher public expectations are likely to continue the increase in health care and pension costs. Any increase in health care and pension costs will likely have a negative impact on the economic growth of many developed countries. Certain developed countries rely on imports of certain key items, such as crude oil, natural gas, and other commodities. As a result, an increase in demand for, or price fluctuations of, certain commodities may negatively affect developed country economies. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries. In addition, heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Such risks, among others, may adversely affect the value of a Fund’s investments.
Risk of Investing in Emerging Markets.  Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) companies, custodians, clearinghouses, foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on standard payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) there may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign parties; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (xi) lack of financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. The Funds are not actively managed and do not select investments based on investor protection considerations.
Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging market securities can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging market countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging market countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging market country securities may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
Investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain emerging market countries and may increase the expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
Many emerging market countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
A Fund's income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.
Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
Risk of Investing in Europe.  Investing in European countries may expose a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. Although certain European countries are not in the eurozone, many of these countries are obliged to meet the criteria for joining the eurozone.

Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, government debt levels and the possible default of government debt in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of a Fund’s investments in the region.
The U.K. left the EU (“Brexit”) on January 31, 2020. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets.
Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. The national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund's investments.
Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia's economy, Russian issuers of securities in which a Fund invests, or the economies of Europe as a whole. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors across Europe and globally.
Risk of Investing in Japan.  Japan may be subject to political, economic, labor and other risks. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.
Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.
Economic Risk. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.

Geographic Risk. Natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy, and, in turn, could negatively affect a Fund.
Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Large Government and Corporate Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.
Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect a Fund’s investments. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, has been strained. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.
Security Risk. Japan's relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea and China. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy, particularly in times of crisis.
Risk of Investing in North America.  A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which a Fund invests.
The U.S. is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of NAFTA in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments including the implementation of tariffs by the U.S., and the renegotiation of NAFTA in the form of the United States-Mexico-Canada Agreement (“USMCA”), which replaced NAFTA on July 1, 2020, could negatively affect North America’s economic outlook and, as a result, the value of securities held by a Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund.
Risk of Investing in the United Kingdom.  Investment in U.K. issuers may subject a Fund to regulatory, political, currency, security, and economic risks specific to the U.K. The U.K. economy relies heavily on the export of financial services to the U.S. and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the U.K.’s economy. In the past, the U.K. has been a target of terrorism. Acts of terrorism in the U.K. or against U.K. interests abroad may cause uncertainty in the U.K. financial markets and adversely affect the performance of the issuers to which a Fund has exposure. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, may have an adverse effect on the U.K. economy.
On January 31, 2020, the U.K. officially left the EU (Brexit), subject to a transitional period that ended December 31, 2020. The U.K. and EU have reached an agreement on the terms of their future trading relationship effective January 1, 2021, which principally relates to the trading of goods rather than services, including financial services. Further discussions are to be held between the U.K. and the EU in relation to matters not covered by the trade agreement, such as financial services. A Fund will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which a Fund has exposure and any other assets that a Fund invests in. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. continues to negotiate the terms of its future trading relationships. Recently, the U.K.'s real estate sector has experienced significant volatility and declines in the value of many real estate securities, including real estate funds, real estate investment trusts (“REITs”) and real estate holding companies. Increased volatility and investor redemption requests in real estate funds may result in the continued decline in the value and liquidity of real estate securities, which may impair the ability of a Fund to buy, sell, receive or deliver those securities.
U.S. Economic Trading Partners Risk.  The U.S. is a significant, and in some cases the most significant, trading partner of, or foreign investor in, certain countries in which a Fund invests. As a result, economic conditions of such countries may be particularly affected by changes in the U.S. economy. A decrease in U.S. imports or exports, new trade and financial regulations or tariffs, changes in the U.S. dollar exchange rate or an economic slowdown in the U.S. may have a material adverse effect on a country’s economic conditions and, as a result, securities to which a Fund has exposure. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system.
There are strained relations between the U.S. and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia. If these relations were to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If these trends were to continue, it may have an adverse impact on the U.S. economy and many of the issuers in which a Fund invests.
Risk of Investing in the Aerospace and Defense Industry.  The aerospace and defense industry can be significantly affected by government defense and aerospace regulation and spending policies. The aerospace industry in particular has recently been affected by adverse economic conditions and consolidation within the industry.
Risk of Investing in the Basic Materials Industry.  Issuers in the basic materials industry could be adversely affected by commodity price volatility, exchange rate fluctuations, social and political unrest, import controls and increased competition. Companies in the basic materials industry may be subject to swift fluctuations in supply and demand. Fluctuations may be caused by events relating to political and economic developments, the environmental impact of basic materials operations, and the success of exploration projects. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the basic materials industry are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, delays in technical progress, labor relations, tax and government regulations related to changes to, among other things, energy and environmental policies.
Risk of Investing in the Biotechnology Industry.  Biotechnology companies depend on the successful development of new and proprietary technologies. There can be no assurance that the development of new technologies will be successful or that intellectual property rights will be obtained with respect to new technologies. The loss or impairment of intellectual property rights may adversely affect the profitability of biotechnology companies. In addition, companies in the biotechnology industry spend heavily on research and development and their products or services may not prove commercially successful or may become obsolete quickly. The risks of high development costs may be exacerbated by the inability to raise prices as a result of managed care pressure, government regulation or price controls. Biotechnology companies can suffer persistent losses during the transition of new products from development to production or when products are or may be subject to regulatory approval processes or regulatory scrutiny and, as a consequence, the earnings of biotechnology companies may be erratic. Companies in the biotechnology industry are also exposed to the risk that they will be subject to products liability claims. Companies involved in the biotechnology industry may be subject to extensive government regulations by the U.S. Food and Drug Administration, the U.S. Environmental Protection Agency and the U.S. Department of Agriculture, among other foreign and domestic regulators. Such regulation may significantly affect and limit biotechnology research, product development and approval of products.
Risk of Investing in the Communication Services Sector.  The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Risk of Investing in the Consumer Discretionary Sector.  Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector (including, without limitation, television and radio broadcasting, manufacturing, publishing, recording and musical instruments, motion pictures, photography, amusement and theme parks, gaming casinos, sporting goods and sports arenas, camping and recreational equipment, toys and games, apparel, travel-related services, automobiles, hotels and motels, and fast food and other restaurants) are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector, but may underperform when economic conditions worsen. Moreover, the consumer discretionary sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer preferences, demographics, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Staples Sector.  Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Risk of Investing in the Energy Sector.  Companies in the energy sector are strongly affected by the changes in and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, technological change, development of alternative energy sources, and other factors that they cannot control. Energy companies may have relatively high levels of debt and may be more likely to restructure their businesses if there are downturns in energy markets or in the global economy. If an energy company in a Fund's portfolio becomes distressed, a Fund could lose all or a substantial portion of its investment. The energy sector is cyclical and is highly dependent on commodity prices. Prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, the enactment or cessation of trade sanctions, war or other geopolitical conflicts, and the economies of key energy-consuming countries. Companies in the energy sector may be adversely affected by terrorism, cyber incidents, natural disasters or other catastrophes. Companies in the energy sector are at risk of liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. Additionally, the Middle East, where many companies in the energy sector may operate, has experienced conflict and unrest. Companies in the energy sector may also be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted, which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector.
The energy sector may experience significant market volatility. For example, Russia’s large-scale invasion of Ukraine on February 24, 2022 led to further disruptions and increased volatility in the energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas. The U.S. and other actors have enacted various sanctions and restrictions on business dealings with Russia, which include restrictions on imports of oil, natural gas and coal. The effect of the current sanctions and restrictions, as well as the extent and duration of the Russian military action, additional sanctions and associated market disruptions on the energy sector, are impossible to predict and depend on a number of factors. The effect of these events or any related developments could be significant and may have a severe adverse effect on the performance of a Fund.
Risk of Investing in the Financials Sector.  Companies in the financials sector include small, regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, consumer finance firms, financial conglomerates and foreign banking and financial companies.
Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which a Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financials sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market-specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, bans on short sales, limits on prices and restrictions on currency transfers. In addition, companies in the financials sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their businesses.
The profitability of banks, savings and loan associations and other financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financials sector generally goes down. In other words, financial companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.
In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products, and who at times may be unable to meet their obligations to the financial services companies. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk, including cross-default risk, may result in significant negative impacts to the financial condition and reputation of companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Financial companies can be highly dependent upon access to capital markets, and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions, companies in the financials sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financials sector to decline in value.
Risk of Investing in the Healthcare Sector.  Companies in the healthcare sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products.
Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
In addition, because the products and services of many companies in the healthcare sector affect the health and well-being of many individuals, these companies are especially susceptible to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business. Healthcare companies may also be strongly affected by scientific biotechnology or technological developments, and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities. Moreover, in recent years, both local and national governmental budgets have come under pressure to reduce spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare products, services and facilities.
Risk of Investing in the Home Construction Industry.  The home construction industry may be significantly affected by changes in government spending, zoning laws, economic conditions, interest rates, commodity prices, consumer confidence and spending, taxation, demographic patterns, real estate values, overbuilding, housing starts, and new and existing home sales. Rising interest rates, reductions in mortgage availability to consumers, increasing foreclosure rates or increases in the costs of owning a home could reduce the market for new homes and adversely affect the profitability of home construction companies. Different segments of the home construction industry can be significantly affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts. Home construction companies may lack diversification, due to ownership of a limited number of properties and concentration in a particular geographic region or property type.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be adversely affected by supply of and demand for both their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, trade disputes, world events and economic conditions may affect the performance of companies in the industrials sector. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies, which are typically under pressure from efforts to control government budgets. Transportation stocks, a component of the industrials sector, are cyclical and can be significantly affected by economic changes, fuel prices, labor relations and insurance costs. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.
Risk of Investing in the Information Technology Sector.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.
Risk of Investing in the Infrastructure Industry.  Companies in the infrastructure industry may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns. Infrastructure issuers can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products.
Infrastructure companies in the oil and gas industry may be adversely affected by government regulation or world events in the regions where the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Infrastructure companies may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
Operations Risk. The failure of an infrastructure company to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
Customer Risk. Infrastructure companies can be dependent upon a narrow customer base. Additionally, if these customers fail to pay their obligations, significant revenues could be lost and may not be replaceable.
Regulatory Risk. Infrastructure companies may be subject to significant regulation by various governmental authorities and also may be affected by regulation of rates charged to customers, service interruption due to environmental, operational or other events, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Strategic Asset Risk. Infrastructure companies may control significant strategic assets (e.g., major pipelines or highways), which are assets that have a national or regional profile, and may have monopolistic characteristics. Given their national or regional profile or irreplaceable nature, strategic assets could generate additional risk not common in other industry sectors and they may be targeted for terrorist acts or adverse political actions.
Interest Rate Risk. Rising interest rates could result in higher costs of capital for infrastructure companies, which could negatively impact their ability to meet payment obligations.
Leverage Risk. Infrastructure companies can be highly leveraged, which increases investments risk and other risks normally associated with debt financing and could adversely affect an infrastructure company's operations and market value in periods of rising interest rates.
Inflation Risk. Many infrastructure companies may have fixed income streams. Consequently, their market values may decline in times of higher inflation. Additionally, the prices that an infrastructure company is able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or other factors. In this case, changes in the rate of inflation may affect the company's profitability.
Transportation Risk. The stock prices of companies in the transportation industry group are affected by both supply and demand for their specific product. Government regulation, world events and economic conditions may affect the performance of companies in the transportation industry group.
Oil and Gas Risk. The profitability of oil and gas companies is related to worldwide energy prices, exploration, and production spending.
Utilities Risk. Utilities companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. The rates charged by regulated utility companies are subject to review and limitation by governmental regulatory commissions.
Risk of Investing in the Insurance Industry.  The insurance industry is subject to extensive government regulation in some countries and can be significantly affected by changes in interest rates, general economic conditions, price and marketing competition, the imposition of premium rate caps or other changes in government regulation or tax law. Different segments of the insurance industry can be significantly affected by changes in mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

Risk of Investing in the Life Science and Tools Industry.  The profitability of companies in the Life Science and Tools Industry may be affected by limited product focus, rapidly changing technology, product development costs, product liability risks, extensive government regulation, intellectual property rights, and intense competition, any of which may have a material adverse effect on securities prices of a company in which the Fund has invested.
 Cost containment measures already implemented by the federal government, state governments and the private sector have adversely affected certain sectors of companies related to healthcare. If not repealed, the continued implementation or expansion of the ACA may create increased demand for healthcare products and services but also may have an adverse effect on some companies in the life sciences and tools industry. Increased emphasis on managed care in the United States may put pressure on the price and usage of products sold by life sciences and tools companies in which the Fund may invest and may adversely affect the sales and revenues of these companies. In addition, the restructuring or repeal of the ACA may result in lower utilization of life science and tools products and services. A reduction in the research budget of the National Institutes of Health may also result in reduced annual research outlays and adversely impact the demand for life science and tools products and services.
Risk of Investing in the Materials Sector.  Companies in the materials sector may be adversely affected by commodity price volatility, exchange rate fluctuations, social and political unrest, war, import or export controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, and mandated expenditures for safety and pollution control, among other factors. Such risks may adversely affect the issuers to which a Fund has exposure. Companies in the materials sector are also at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns. These risks are heightened for companies in the materials sector located in foreign markets.
Risk of Investing in the Medical Equipment Industry.  Many companies in the medical equipment industry are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of these companies. Companies in the medical equipment industry may be subject to extensive litigation based on product liability and similar claims as well as competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some medical equipment companies may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the medical equipment industry are subject to regulatory approvals, and the process of obtaining such approvals is long and costly.
Risk of Investing in Mortgage Real Estate Investment Trusts.  Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. The mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds. Credit risk is the risk that the borrower will not be able to make timely interest and principal payments on the loan to the REIT. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT.
 Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT’s investments to decline. A REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
 Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy and reductions in the availability of financing or deterioration in the conditions of the REIT’s mortgage-related assets.

Risk of Investing in the Natural Resources Industry.  The profitability of companies in the natural resources industry can be affected by worldwide energy prices, limits on exploration, and production spending. Companies in the natural resources industry are affected by government regulation, world events and economic conditions. Companies in the natural resources industry are at risk for environmental damage claims. Companies in the natural resources industry could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls and increased competition. Companies in the natural resources industry may be adversely affected by depletion of natural resources, technological developments, and labor relations.
Risk of Investing in the Pharmaceuticals Industry.  Companies in the pharmaceuticals industry are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates which may affect companies' profitability. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the pharmaceutical industry may be subject to extensive litigation based on product liability and similar claims.
Risk of Investing in the Real Estate Industry.  Companies in the real estate industry include companies that invest in real estate, such as REITs, real estate holding and operating companies or real estate development companies (collectively, “Real Estate Companies”). Investing in Real Estate Companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. The real estate industry is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Investing in Real Estate Companies involves various risks. Some risks that are specific to Real Estate Companies are discussed in greater detail below.
Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region or property type. Economic downturns affecting a particular region, industry or property type may lead to a high volume of defaults within a short period.
Distressed Investment Risk. Real Estate Companies may invest in distressed, defaulted or out-of-favor bank loans. Identification and implementation by a Real Estate Company of loan modification and restructure programs involves a high degree of uncertainty. Even successful implementation may still require adverse compromises and may not prevent bankruptcy. Real Estate Companies may also invest in other debt instruments that may become non-performing, including the securities of companies with higher credit and market risk due to financial or operational difficulties. Higher risk securities may be less liquid and more volatile than the securities of companies not in distress.
Illiquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities, like the securities of small-capitalization companies, may be more volatile than, and perform differently from, shares of large-capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid, and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.
Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations. Declining interest rates could result in increased prepayment on loans and require redeployment of capital in less desirable investments.
Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Real Estate Companies are also exposed to the risks normally associated with debt financing. Financial covenants related to a Real Estate Company’s leverage may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.

Loan Foreclosure Risk. Real Estate Companies may foreclose on loans that the Real Estate Company originated and/or acquired. Foreclosure may generate negative publicity for the underlying property that affects its market value. In addition to the length and expense of such proceedings, the validity of the terms of the applicable loan may not be recognized in foreclosure proceedings. Claims and defenses asserted by borrowers or other lenders may interfere with the enforcement of rights by a Real Estate Company. Parallel proceedings, such as bankruptcy, may also delay resolution and limit the amount of recovery on a foreclosed loan by a Real Estate Company even where the property underlying the loan is liquidated.
Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and voluntary liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.
Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changes in consumer preferences and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.
Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes, mandated closures or other commercial restrictions or environmental regulations, also may have a major impact on real estate income and values. In addition, quarterly compliance with regulations limiting the proportion of asset types held by a U.S. REIT may force certain Real Estate Companies to liquidate or restructure otherwise attractive investments. Some countries may not recognize REITs or comparable structures as a viable form of real estate funds.
Underlying Investment Risk. Real Estate Companies make investments in a variety of debt and equity instruments with varying risk profiles. For instance, Real Estate Companies may invest in debt instruments secured by commercial property that have higher risks of delinquency and foreclosure than loans on single family homes due to a variety of factors associated with commercial property, including the tie between income available to service debt and productive use of the property. Real Estate Companies may also invest in debt instruments and preferred equity that are junior in an issuer’s capital structure and that involve privately negotiated structures. Subordinated debt investments, such as B-Notes and mezzanine loans, involve a greater credit risk of default due to the need to service more senior debt of the issuer. Similarly, preferred equity investments involve a greater risk of loss than conventional debt financing due to their non-collateralized nature and subordinated ranking. Investments in commercial mortgage-backed securities may also be junior in priority in the event of bankruptcy or similar proceedings. Investments in senior loans may be effectively subordinated if the senior loan is pledged as collateral. The ability of a holder of junior claims to proceed against a defaulting issuer is circumscribed by the terms of the particular contractual arrangement, which vary considerably from transaction to transaction.
U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries. Because REITs often do not provide complete tax information until after the calendar year-end, a Fund may at times need to request permission to extend the deadline for issuing your tax reporting statement or supplement the information otherwise provided to you.
Risk of Investing in the Residential and Residential-Related REIT Sub-Industry.  The Residential and Residential-Related REIT Sub-Industry consists of REITs with exposure to residential real estate and certain types of commercial real estate that complements residential real estate, including properties operated by healthcare providers and self-storage companies. In addition to the risks related to REITs generally, investments in these REITs are subject to additional subsector-specific risks. Residential real estate may be affected by unique supply and demand factors that do not apply to other REIT sub-sectors. In addition, certain investors may already have exposure to residential real estate through ownership of a primary residence or direct ownership of rental property. The value of healthcare-focused REITs may be affected by changes in federal or state regulation of healthcare providers and reimbursement rates to healthcare providers under Medicare, Medicaid and other public or private health insurance plans. Unlike less specialized commercial real estate, when tenants vacate healthcare-related properties, the ability of property management to find replacement tenants may be impaired by the properties’ specialized healthcare uses. Investments in self-storage REITs are subject to changes in demand levels for self-storage. In addition, self-storage operators may be liable for unplanned environmental and hazardous waste compliance costs associated with operating self-storage locations.
Risk of Investing in the Semiconductor Industry.  Semiconductor companies face intense competition, both domestically and internationally; such competition may have an adverse effect on profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.
Risk of Investing in the Technology Sector.  Technology companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology sector are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for technology companies in foreign markets. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest rate environment tends to negatively affect companies in the technology sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Telecommunications Sector.  The telecommunications sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may experience distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Finally, while all companies may be susceptible to network security breaches, certain companies in the telecommunications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Utilities Sector.  The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.
There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. As a result, some companies may be forced to defend their core business and may be less profitable. Deregulation may also permit a utility company to expand outside of its traditional lines of business and engage in riskier ventures.
Proxy Voting Policy
For the Funds, the Board has delegated the voting of proxies for each Fund’s securities to BFA pursuant to the Funds' Proxy Voting Policy, and BFA has adopted policies and procedures (collectively, the “iShares ETFs Proxy Voting Policies”) governing proxy voting by accounts managed by BFA, including the Funds.
Under the iShares ETFs Proxy Voting Policies, BFA will vote proxies related to Fund securities in the best interests of a Fund and its shareholders. From time to time, a vote may present a conflict between the interests of a Fund’s shareholders, on the one hand, and those of BFA, or any affiliated person of a Fund or BFA, on the other. BFA maintains policies and procedures that are designed to prevent undue influence on BFA’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BFA, BFA’s affiliates, a Fund or a Fund’s affiliates. Most conflicts are managed through a structural separation of BFA’s Corporate Governance Group from BFA’s employees with sales and client responsibilities. In addition, BFA maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BFA’s relationship with the issuer of the proxy or the dissident shareholder. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.
Copies of the iShares ETFs Proxy Voting Policies are attached as Appendix A.
Information with respect to how proxies relating to the Funds' portfolio securities were voted during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds' website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, a Fund discloses on its website (www.iShares.com) certain information relating to the portfolio holdings that will form the basis of a Fund’s next net asset value per share calculation.
In addition, certain information may also be made available to certain parties:
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Communications of Data Files: A Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on the www.iShares.com, prior to the opening of trading on each business day, a list of a Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to a Fund to settle purchases of a Fund (i.e. Deposit Securities) or that Authorized Participants would receive from a Fund to settle redemptions of a Fund (i.e. Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on www.iShares.com after the close of markets in the U.S.

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Communications with Authorized Participants and Liquidity Providers: Certain employees of BFA are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities a Fund is willing to accept for a creation, and securities that a Fund will provide on a redemption.
BFA employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling a Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund's current registration statements.
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Communications with Listing Exchanges: From time to time, employees of BFA may discuss portfolio holdings information with the applicable primary listing exchange for a Fund as needed to meet the exchange listing standards.
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Communications with Other Portfolio Managers: Certain information may be provided to employees of BFA who manage funds that invest a significant percentage of their assets in shares of an underlying fund as necessary to manage the fund’s investment objective and strategy.
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Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to www.iShares.com.
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Third-Party Service Providers: Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Funds, auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure, confidentiality agreement or other obligation is in place with such service providers, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Funds, the terms of the current registration statements and federal securities laws and regulations thereunder.
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Liquidity Metrics: “Liquidity Metrics,” which seek to ascertain a Fund’s liquidity profile under BlackRock’s global liquidity risk methodology, include but are not limited to: (a) disclosure regarding the number of days needed to liquidate a portfolio or the portfolio’s underlying investments; and (b) the percentage of a Fund’s NAV invested in a particular liquidity tier under BlackRock’s global liquidity risk methodology. The dissemination of position-level liquidity metrics data and any non-public regulatory data pursuant to the Liquidity Rule (including SEC liquidity tiering) is not permitted unless pre-approved. Disclosure of portfolio-level liquidity metrics prior to 60 calendar days after calendar quarter-end requires a non-disclosure or confidentiality agreement and approval of the Trust’s Chief Compliance Officer. Portfolio-level liquidity metrics disclosure subsequent to 60 calendar days after calendar quarter-end requires the approval of portfolio management and must be disclosed to all parties requesting the information if disclosed to any party.
The Trust’s Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Construction and Maintenance of the Underlying Indexes
Descriptions of the Underlying Indexes are provided below.
With respect to certain underlying indexes of the iShares funds, BFA or its affiliates have held discussions with the applicable index provider regarding their business interest in licensing an index to track a particular market segment and conveyed investment concepts and strategies that could be considered for the index. The index provider designed and constituted such indices using concepts conveyed by BFA or its affiliates. For certain of these indices, the relevant fund may be the first or sole user of the underlying index. In its sole discretion, the index provider determines the composition of the securities and other instruments in such underlying index, the rebalance protocols of the underlying index, the weightings of the securities and other instruments in the underlying index, and any updates to the methodology. From time to time, BFA or its affiliates may also provide input relating to possible methodology changes of such underlying index pursuant to the index provider’s consultation process or pursuant to other communications with the index provider.

The Dow Jones Indexes
Issue Changes. Each Underlying Index is reviewed and rebalanced quarterly to maintain accurate representation of the market segment represented by the Underlying Index. Securities that are removed from an Index between reconstitution dates are not replaced.
Index Maintenance. Maintaining the Underlying Indexes includes monitoring and completing the adjustments for additions and deletions to each Underlying Index, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs.
Weighting. The component stocks are weighted according to the float-adjusted market capitalization. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. Each Underlying Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. Each of the Underlying Indexes (subject to any applicable capping as described below) is a free-float adjusted market capitalization-weighted index, so the impact of a component’s price change is proportional to the component’s free-float adjusted market value, which is the share price multiplied by the number of float-adjusted shares outstanding. S&P Dow Jones Indices LLC (“SPDJI”) defines the free-float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. In practice, limitations on free-float available to investors include: cross ownership (shares that are owned by other companies), ownership by governments (central or municipal) or their agencies, certain substantial levels of private ownership (by individuals, families or charitable trusts and foundations), and restricted shares. Under SPDJI's free-float adjustment methodology, a company’s outstanding shares are adjusted if, and only if, an entity in any of the four qualified categories listed above owns 5% or more of the company. The company’s shares will not be adjusted if the block ownership is less than 5%. A constituent’s inclusion factor is equal to its estimated percentage of free-float shares outstanding. For example, a constituent security with a free-float of 67% will be included in the index at 67% of its market capitalization. However, a company’s outstanding shares are not adjusted by institutional investors’ holdings, which include, but are not limited to, the following categories: custodian nominees, trustee companies, mutual funds (open-end and closed-end funds), and other investment companies.
Index Availability. The Underlying Indexes are calculated continuously and are available from major data vendors.
Component Selection Criteria. The following indexes are collectively referred to herein as the “Dow Jones U.S. Select Sectors Specialty Indexes”: Dow Jones U.S. Select Aerospace & Defense Index, Dow Jones U.S. Select Health Care Providers Index, Dow Jones U.S. Select Home Construction Index, Dow Jones U.S. Select Insurance Index, Dow Jones U.S. Select Investment Services Index, Dow Jones U.S. Select Medical Equipment Index, Dow Jones U.S. Select Oil Equipment & Services Index, Dow Jones U.S. Select Oil Exploration & Production Index, Dow Jones U.S. Select Pharmaceuticals Index and Dow Jones U.S. Select Regional Banks Index. The Dow Jones U.S. Real Estate Capped Index is part of the Dow Jones Global Indices family. On a quarterly basis, SPDJI conducts reviews of the float-adjusted market capitalizations and weightings of the securities in the Underlying Indexes.
Securities of companies listed on a major U.S. exchange (such as the New York Stock Exchange, Inc. (“NYSE”), the NYSE MKT Equities or the Nasdaq) are considered for inclusion in the Underlying Indexes, with the following general rules and exceptions. Foreign issues, including ADRs and GDRs, non-common equity issues such as preferred stocks, convertible notes, warrants, rights, closed-end funds, trust receipts, limited liabilities companies, royalty trusts, units, limited partnerships, OTC bulletin boards and pink sheet stocks generally are not eligible for inclusion in the indexes.
Other than the Dow Jones U.S. Select Home Construction Index and the Dow Jones U.S. Select Regional Banks Index on the last business day of the month prior to the quarterly review, a security must have a $500 million float-adjusted market capitalization to be added to a Dow Jones U.S. Select Sector Specialty Index or the Dow Jones U.S. Real Estate Capped Index; securities with a float-adjusted market capitalization below $250 million will be removed from the applicable Underlying Index.
On the last business day of the month prior to the quarterly review, a security must have a $500 million float-adjusted market capitalization to be added to the Dow Jones U.S. Select Home Construction Index; securities with a float-adjusted market capitalization below $100 million will be removed from the Dow Jones U.S. Select Home Construction Index.

The Underlying Indexes are rebalanced quarterly, effective at the open of trading on the Monday following the third Friday of March, June, September and December. Component eligibility is determined as of the last trading day of the month prior to rebalancing.
With respect to the Dow Jones U.S. Select Specialty Sector Indexes, at each quarterly rebalance,
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no single Underlying Index component may have a weight greater than 22.5% of the Index; and
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the sum of the weights of the Index components that are individually greater than 4.5% may not be greater than 45% of the Index.
Dow Jones U.S. Real Estate Capped Index
Number of Components: approximately 78
Index Description. The Dow Jones U.S. Real Estate Capped Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the real estate sector of the Dow Jones U.S. Index.
The Underlying Index uses a capping methodology to limit the weight of the securities of any single issuer to a maximum of 10% of the Underlying Index. Additionally, the Underlying Index constrains at each quarterly review: (i) the weight of any single issuer to a maximum of 10%, and (ii) the aggregate weight of all issuers that individually exceed 4.50% of the index weight to a maximum of 22.50%. Between scheduled quarterly index reviews, the Underlying Index is rebalanced at the end of any day on which all issuers that individually constitute more than 5% of the weight of the Underlying Index constitute more than 25% of the weight of the Underlying Index in the aggregate. In implementing this capping methodology, SPDJI may consider two or more companies as belonging to the same issuer where there is reasonable evidence of common control.
Dow Jones U.S. Select Aerospace & Defense Index
Number of Components: approximately 36
Index Description. The Dow Jones U.S. Select Aerospace & Defense Index is designed to measure the performance of U.S. companies in the aerospace and defense sector.
Dow Jones U.S. Select Health Care Providers Index
Number of Components: approximately 65
Index Description. The Dow Jones U.S. Select Health Care Providers Index is designed to measure performance of U.S. companies in the health care sector.
Dow Jones U.S. Select Home Construction Index
Number of Components: approximately 48
Index Description. The Dow Jones U.S. Select Home Construction Index measures the performance of constructors of residential homes, including manufacturers of mobile and prefabricated homes intended for use in one place; manufacturers and distributors of furniture, including chairs, tables, desks, carpeting, and wallpaper; retailers and wholesalers concentrating on the sale of home improvement products, including garden equipment, carpets, wallpaper, paint, home furniture, blinds and curtains, and building materials; producers of materials used in the construction and refurbishment of buildings and structures, including cement and other aggregates, wooden beams and frames, paint, glass, roofing and flooring materials other than carpets. Companies classified as Building Materials & Fixtures, Furnishings, and Home Improvement Retailers are, in aggregate, capped at 35% of the index.
Dow Jones U.S. Select Insurance Index
Number of Components: approximately 56
Index Description. The Dow Jones U.S. Select Insurance Index is designed to measure full-line insurance companies, property and casualty insurance companies and life insurance companies.
Dow Jones U.S. Select Investment Services Index
Number of Components: approximately 25

Index Description. The Dow Jones U.S. Select Investment Services Index is designed to measure the performance of U.S. companies in the investment services sector.
Dow Jones U.S. Select Medical Equipment Index
Number of Components: approximately 65
Index Description. The Dow Jones U.S. Select Medical Equipment Index is designed to measure manufacturers and distributors of medical devices such as MRI scanners, prosthetics, pacemakers, X-ray machines and other non-disposable medical devices.
Dow Jones U.S. Select Oil Equipment & Services Index
Number of Components: approximately 29
Index Description. The constituents in the Dow Jones U.S. Select Oil Equipment & Services Index are classified as oil equipment and services companies within the Dow Jones U.S. Broad Stock Market Index.
Dow Jones U.S. Select Oil Exploration & Production Index
Number of Components: approximately 48
Index Description. The Dow Jones U.S. Select Oil Exploration & Production Index is designed to measure companies engaged in the exploration for drilling, production, refining and supply of oil and gas products.
Dow Jones U.S. Select Pharmaceuticals Index
Number of Components: approximately 42
Index Description. The constituents in the Dow Jones U.S. Select Pharmaceuticals Index are classified as pharmaceutical companies within the Dow Jones U.S. Broad Stock Market Index.
Dow Jones U.S. Select Regional Banks Index
Number of Components: approximately 35
Index Description. The constituents in the Dow Jones U.S. Select Regional Banks Index are banks that provide a broad range of financial services and that individually account for less than 5% of banking industry assets.
Component Selection Criteria. The index composition is reconstituted annually as part of the June rebalancing. However, if a constituent is deleted from the Dow Jones U.S. Banks Index (i.e. the index selection universe) during a quarterly rebalancing, it is also deleted from the Dow Jones U.S. Select Regional Banks Index at that quarter’s rebalancing. A company is excluded from the Dow Jones U.S. Select Regional Banks Index if its three-year average total assets account for more than 5% of the three-year average total assets of the index selection universe. Any company that failed this asset screen during the previous annual reconstitution and that accounts for at least 4% of the selection universe’s three-year average total assets at the next review will continue to be excluded from the index.
The FTSE Nareit Indexes
Component Selection Criteria. The FTSE Nareit U.S. Real Estate Indexes (“FTSE Nareit Indexes”) are primarily rule-based, but are also monitored by the FTSE Nareit Index Advisory Committee. All tax-qualified REITs that are listed on the NYSE, the NYSE Amex Equities or the Nasdaq are eligible for inclusion in the FTSE Nareit Indexes. Potential constituents for the FTSE Nareit All Mortgage Capped Index and the FTSE Nareit All Residential Capped Index are determined by sector classifications of constituents in the FTSE Nareit Composite Index. The FTSE Nareit Indexes are reviewed for changes in free-float on a quarterly basis in March, June, September and December for companies which do not qualify for fast entry, but which meet the criteria for eligible securities set out in the index rules. Meetings to review the constituents will be held on the Thursday following the first Friday of March, June, September and December. The review is based on data at the close of business on the last trading day of February, May, August and November. The FTSE Nareit Index Advisory Committee meets quarterly, in March, June, September and December or more frequently, if required.
When calculating index component weights, component companies’ shares are adjusted for available free-float. In general, shares held by governments, corporations, strategic partners, or other control groups are excluded from a constituent company’s outstanding shares.

Index Maintenance. FTSE International Limited (“FTSE”) is responsible for the daily operation of the FTSE Nareit Indexes. FTSE will maintain records of the market capitalization of all constituents, and will make changes to the constituents and their weightings in accordance with index rules. FTSE will also carry out the periodic company reviews of the FTSE Nareit Indexes and implement the resulting constituent changes as required by index rules.
Issue Changes. New issues of companies that do not qualify for “Fast Entry” but meet the criteria for eligible securities and have been listed for over 20 business trading days will be eligible for inclusion in the FTSE Nareit Indexes. The data will be compiled as of the close of business on the last business day in February, May, August and November. The changes will be effective after the close of business on the third Friday in March, June, September and December.
If a constituent is delisted, or ceases to have a firm quotation, or is subject to a takeover offer which has been declared wholly unconditional, it will be removed from the indexes of which it is a constituent.
Index Availability. The FTSE Nareit Indexes are calculated continuously during normal trading hours of the Nasdaq, NYSE Amex Equities and NYSE, and are closed on U.S. holidays.
Exchange Rates and Pricing. The prices used to calculate the FTSE Nareit Indexes are the Reuters daily closing prices or those figures accepted as such. FTSE Nareit reserves the right to use an alternative pricing source on any given day. For end-of-day alternative currency calculations, FTSE Nareit uses the WM/Reuters Closing Spot Rates.
FTSE Developed ex US ex Korea Small Cap Focused Value Index
Number of Components: approximately 484
Index Description. The FTSE Developed ex US ex Korea Small Cap Focused Value Index measures the performance of international developed small-capitalization companies, excluding the U.S. and Korea, with prominent value factor characteristics, as determined by FTSE International Limited. The Underlying Index is a subset of the FTSE Developed ex US ex Korea Small Cap Index (the “Parent Index”), which measures the performance of the small-capitalization segment of the international developed equity market, excluding the U.S. and Korea, as defined by FTSE International Limited.
Eligibility. The eligible universe of securities for the Underlying Index includes all issuers within the Parent Index, subject to the following rules and exceptions:
● If a company has issued multiple lines of equity capital, only one eligible line is included. The eligible line is the line with the highest 60 days average daily dollar trading volume (“ADDTV”). A minimum of 30 days of daily observations are required to calculate ADDTV. If a line has missing ADDTV, the line is excluded. If all lines have no ADDTV, the line with the highest free float market cap is selected.
● Securities ranked within the least liquid 20% by count based on 60-day ADDTV are excluded.
● Securities ranked within the top 20% highest risk or with missing data are excluded. Risk is defined as the 1-year trailing realized volatility of daily total returns. A minimum of 200 days of daily return observations are required to calculate volatility.
● Securities ranked within the top 20% highest leverage or with missing data are excluded. Leverage is defined as total debt to total assets sourced from a third party data provider.
● Also excluded are preferred and convertible preferred stock, participating preferred stock, redeemable shares, warrants and rights, trust receipts, royalty trusts, limited liability issuers, OTC bulletin boards and pink sheet stocks, mutual funds, and limited partnerships.
A sentiment score is calculated using estimates for earnings per share sourced from third party data providers. The sentiment score is calculated as follows:
(Number of upgrades for earnings per share for current and next fiscal year - Number of downgrades for earnings per share for current and next fiscal year)/ Total number of estimates for earnings per share for current and next fiscal year.
Negative price momentum is determined based on monthly price returns over the trailing 12 months, excluding the latest month. Securities with both a negative sentiment score and negative price momentum are excluded.

Eligible securities are ranked by a weighted composite score of three value metrics (price-to-book (10%), price-to-earnings (30%) and price-to-cash flow from operations (60%)) (the “Composite Score”). The top ranked stocks are selected until the number of securities is 25% of the Parent Index by count to form the Target Index (the “Target Index”), which is re-evaluated each month. Each security included in the Target Index is weighted in proportion to their float adjusted market capitalization with a country cap that is +/- 10% relative to the Parent Index.
Index Maintenance and Issue Changes. The Underlying Index will be reviewed monthly, with changes arising from review being announced after the close of business on the fifth business day preceding the implementation after the close of business on the third Friday of the month. The Underlying Index is rebalanced to the Target Index if any of the following conditions are met:
● The Underlying Index’s Composite Score is less than 90% of the Target Index’s Composite Score.
● The number of securities in the Underlying Index is fewer than 20% of the Parent Index securities by count.
If no rebalance is triggered, the index weights and constituents remain unchanged.
A constituent will be removed from the Underlying Index if it is also removed from the Parent Index. The deletion will be concurrent with the deletion from the Parent Index and its weight will be distributed pro-rata amongst the remaining constituents. Thus, the number of securities in the Underlying Index over the year will fluctuate according to corporate activity.
Additions to the Parent Index will be considered for inclusion in the Underlying Index at the next review.
FTSE Nareit All Mortgage Capped Index
Number of Components: approximately 33
Index Description. The FTSE Nareit All Mortgage Capped Index is a free float-adjusted market capitalization weighted index that measures the performance of the residential and commercial mortgage real estate, mortgage finance and savings associations sectors of the U.S. equity market. The FTSE Nareit All Mortgage Capped Index generally measures the performance of the residential and commercial mortgage real estate sector and generally invests all of its assets in REITs. If the number of constituents in the FTSE Nareit All Mortgage Capped Index would otherwise fall below 20, FTSE will consider companies from the mortgage finance and savings associations sectors for inclusion in the FTSE Nareit All Mortgage Capped Index and each company in the mortgage finance and savings associations sector will be capped at 3%, and in aggregate not exceed 30%. FTSE caps the weight of the constituent securities in the Underlying Index.
FTSE Nareit All Residential Capped Index
Number of Components: approximately 39
Index Description. The FTSE Nareit All Residential Capped Index is a free float-adjusted market capitalization weighted index that measures the performance of the residential, healthcare and self-storage real estate sectors of the U.S. equity market. FTSE caps the weight of the constituent securities in the Underlying Index.
The ICE® Securities Indexes
ICE Biotechnology Index
Number of Components: approximately 267
Index Description. The ICE Biotechnology Index is a rules-based, modified float-adjusted market capitalization-weighted index that tracks the performance of qualifying U.S.-listed biotechnology companies.
Eligibility. Underlying Index eligibility includes common stocks, ordinary shares, ADRs, and shares of beneficial interest or limited partnership interests that are listed on one of the following U.S exchanges: New York Stock Exchange (NYSE), NYSE American, Cboe BZX, NASDAQ Global Select Market, NASDAQ Global Market. Companies must be classified within the Biotechnology Sub-Industry Group of the ICE Uniform Sector Classification schema and meet certain minimum market capitalization, liquidity, and other criteria to be eligible for inclusion in the Underlying Index.

Weighting. The Underlying Index is float-adjusted market capitalization-weighted subject to certain exposure limits. First, all constituents are capped at 8% with any excess weight redistributed on a pro-rata basis to constituents below that cap, provided none can be increased above 8%. Next, the weights of constituents outside the initial five largest are capped at 4% with any excess weight redistributed on a pro-rata basis to (i) any of the five largest constituents that are below 8% (provided they cannot be increased above 8%), and (ii) any other constituents that are below 4% (provided none are increased above 4%). Finally, the cumulative weight of all ADRs is capped at 10% with the reductions applied proportionately across that group. Excess weight is redistributed on a pro-rata basis to (i) any non-ADR constituents among the resulting five largest constituents that are below 8% (provided they cannot be increased above 8%) and (ii) any other non-ADR constituents that are below 4% (provided they cannot be increased above 4%).
Issue Changes. The Underlying Index undergoes a full reconstitution of constituent holdings annually in December. At the annual reconstitution, qualifying constituents are re-selected based on the eligibility criteria, and float-adjusted market capitalization weights are determined subject to the weighting exposure limits. The reference date for the input data used to determine security qualification is the close of the last trading day of October, and reference data for the input data used to determine weights is the close of the last trading day of November. The announcement date is the close of the first Friday of December.
Quarterly Index Rebalancing. In addition to the annual reconstitution, the Underlying Index is rebalanced after the close of the third Friday of March, June, and September. At the quarterly rebalances, no constituents are added to or removed from the Underlying Index; however, constituent weights are recalculated based on updated float-adjusted market capitalizations subject to the weighting exposure limits. The reference date for all input data used in the quarterly rebalances is the close of the last trading day of the month preceding the month of effectiveness (February, May, August) and the announcement date is the close of the first Friday of the rebalance month.
Index Maintenance. The Underlying Index is adjusted for corporate actions that affect constituents and implements any intra-quarter float-adjusted shares outstanding updates greater than 10% in scheduled monthly share updates that take effect after the close of the last trading day of each month. Securities are removed from the Underlying Index only when both the transaction and delisting is either confirmed or deemed imminent. If a security is suspended prior to its removal from the Underlying Index, then the security is deleted at the close of the next trading day at either the last traded price (cash only terms) or the value of the deal terms (share or cash/share terms), if available. There are no intra-quarter replacements of constituents in the Underlying Index. The Underlying Index implements a zero-price spin-off policy. A spin-co is added into the Underlying Index effective for the spin-off ex-date with a $0 price and no price adjustment is made on the parent company. After the close of the first day of trading for the spin-co, it is deleted from the Underlying Index at its last traded price.
ICE Exchange-Listed Preferred & Hybrid Securities Index
Number of Components: approximately ___
Index Description. The ICE Exchange-Listed Preferred & Hybrid Securities Index tracks the performance of a select group of exchange-listed, U.S. dollar-denominated preferred securities, hybrid securities and convertible preferred securities.
Index Methodology. Qualifying securities must be exchange listed and have either the NASDAQ or NYSE as their primary exchange in order to be included in the Underlying Index. The Underlying Index constituents must also meet minimum maturity and other applicable requirements, as determined by ICE Data Indices, LLC. The total allocation to an individual issuer across the entire index is limited to 4.75%. The Underlying Index is market capitalization-weighted subject to certain constraints, and the securities in the Underlying Index are updated on the last calendar date of each month.
Component Selection Criteria. Hybrid corporate debt issued in $1,000 or greater par amounts must have a coupon deferral feature, at least $250 million face amount outstanding and at least 18 months to final maturity at the time of issuance to qualify. Fixed-to-floating rate securities are included provided they are callable within the fixed rate period and are at least one month from the last call prior to the date the bond transitions from a fixed to a floating rate security. Contingent capital securities (“cocos”) are excluded, but capital securities where conversion can be mandated by a regulatory authority, but which have no specified trigger, are included. Other hybrid capital securities, such as those issues that potentially convert into preference shares, those with both cumulative and noncumulative coupon deferral provisions, and those with alternative coupon satisfaction mechanisms, are also included in the index. 144A securities (both with and without registration rights)

and corporate pay-in-kind securities (including toggle notes) are included. Securities in legal default, securitized debt and Eurodollar bonds (USD securities not issued in the U.S. domestic market) are excluded.
Preferred stock and notes issued in $25, $50, or $100 par/liquidation preference increments, must have a minimum amount outstanding of $100 million. In addition, qualifying securities must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Both fixed and adjustable rate preferred stock and notes are included in the index. Preference shares (perpetual preferred securities), American Depository Shares/Receipts (ADS/R), domestic and Yankee trust preferreds, are included. Auction market securities, purchase units, purchase contracts, securities issued by closed end funds and derivative instruments such as repackaged securities and credit default swaps are excluded.
Convertible preferred stock must have at least $50 million face amount outstanding. The underlying equity of qualifying securities must be publicly listed and actively trading. Convertible securities where the underlying is a basket of equities, and mandatory convertibles are included in the index. Securities in legal default, synthetic and reverse convertibles, pay-in-kind convertibles, and convertibles with suspended or inactive underlying equities are excluded from the index.
ICE Semiconductor Index
Number of Components: approximately 30
Index Description. The ICE Semiconductor Index is a rules-based, modified float-adjusted market capitalization-weighted index that tracks the performance of the thirty largest U.S.-listed semiconductor companies.
Eligibility. Underlying Index eligibility includes common stocks, ordinary shares, ADRs, and shares of beneficial interest or limited partnership interests that are listed on one of the following U.S exchanges: New York Stock Exchange (NYSE), NYSE American, Cboe BZX, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market. Companies must be classified within the Semiconductors Industry of the ICE Uniform Sector Classification schema and meet certain minimum market capitalization, liquidity, and other criteria to be eligible for inclusion in the Underlying Index.
Weighting. The Underlying Index is float-adjusted market capitalization-weighted subject to certain exposure limits. First, all constituents are capped at 8% with any excess weight redistributed on a pro-rata basis to constituents below that cap, provided none can be increased above 8%. Next, the weights of constituents outside the initial five largest are capped at 4% with any excess weight redistributed on a pro-rata basis to (i) any of the five largest constituents that are below 8% (provided they cannot be increased above 8%), and (ii) any other constituents that are below 4% (provided none are increased above 4%). Finally, the cumulative weight of all ADRs is capped at 10% with the reductions applied proportionately across that group. Excess weight is redistributed on a pro-rata basis to (i) any non-ADR constituents among the resulting five largest constituents that are below 8% (provided they cannot be increased above 8%) and (ii) any other non-ADR constituents that are below 4% (provided they cannot be increased above 4%).
Issue Changes. The Underlying Index undergoes a full reconstitution of constituent holdings annually in September. At the annual reconstitution, qualifying constituents are re-selected based on the eligibility criteria, and float-adjusted market capitalization weights are determined subject to the weighting exposure limits. The reference date for the input data used to determine security qualification is the close of the last trading day of July, and reference data for the input data used to determine weights is the close of the last trading day of August. The announcement date is the close of the first Friday of September.
Quarterly Index Rebalancing. In addition to the annual reconstitution, the Underlying Index is rebalanced after the close of the third Friday of March, June, and December. At the quarterly rebalances, no constituents are added to or removed from the Underlying Index; however, constituent weights are recalculated based on updated float-adjusted market capitalizations subject to the weighting exposure limits. The reference date for all input data used in the quarterly rebalances is the close of the last trading day of the month preceding the month of effectiveness (February, May, November) and the announcement date is the close of the first Friday of the rebalance month.
Index Maintenance. The Underlying Index is adjusted for corporate actions that affect constituents and implements any intra-quarter float-adjusted shares outstanding updates greater than 10% in scheduled monthly share updates that take effect after the close of the last trading day of each month. Securities are removed from the Underlying Index only when both the transaction and delisting is either confirmed or deemed imminent. If a security is suspended prior to its removal from the

Underlying Index, then the security is deleted at the close of the next trading day at either the last traded price (cash only terms) or the value of the deal terms (share or cash/share terms), if available. There are no intra-quarter replacements of constituents in the Underlying Index. The Underlying Index implements a zero-price spin-off policy. A spin-co is added into the Underlying Index effective for the spin-off ex-date with a $0 price and no price adjustment is made on the parent company. After the close of the first day of trading for the spin-co, it is deleted from the Underlying Index at its last traded price.
JPX-Nikkei 400 Net Total Return Index
Number of Components: approximately 400
Index Description. The JPX-Nikkei 400 Net Total Return Index was jointly developed by Japan Exchange Group, Inc. and JPX Market Innovation & Research, Inc. (collectively referred to as the “JPX Group”) and Nikkei Inc. (the “Nikkei”). The JPX-Nikkei 400 Net Total Return Index is constructed based on market capitalization adjusted by free-float weight. Free-float weight is the percentage of listed shares deemed to be available for trading in the market. As a general matter, shares held by the top 10 major shareholders, treasury and other similar shares, shares held by board members and other representatives, shares held for policy purposes (so-called “strategic shareholdings”), and other shares deemed by the JPX Group and the Nikkei to be unavailable for trading in the market are considered to be non-free float shares.
Eligibility. Underlying Index eligibility is limited to (i) common stocks traded primarily on the Tokyo Stock Exchange Prime Market, Standard Market or Growth Market and (ii) Tokyo Stock Exchange Prime Market, Standard Market or Growth Market-listed securities other than common stocks that are regarded by the JPX Group and the Nikkei as equivalent to common stocks in each case if their inclusion is deemed to be particularly necessary- as determined by the JPX Group and the Nikkei.
Index Maintenance and Issue Changes. The constituents are reviewed annually at the end of August. The Index Provider selects 400 constituents, based on: (i) trading value over the past three years, (ii) market value on the selection base date (the end of June), (iii) scoring by stock by three-year average returns on equity, cumulative operating profit and market value on the selection base date using specified weightings and (iv) qualitative factors tied to corporate governance and disclosure. The JPX Group and the Nikkei have indicated that securities will be dropped from the Underlying Index during the year if they are delisted or are the subject of a merger or bankruptcy and that new securities will not be added to replace dropped securities until the annual review. As a result, at different points throughout the calendar year, the Underlying Index may have fewer than 400 components.
NYSE® FactSet U.S. Infrastructure IndexTM
Number of Components: approximately 154
Index Description. The NYSE® FactSet U.S. Infrastructure IndexTM is designed to measure the performance of equity securities of U.S. companies involved in U.S. focused infrastructure activities (as determined by the index provider of the Underlying Index).
Companies are eligible to be included in the Underlying Index if they are classified to be under one of the 95 infrastructure-related industries as defined by FactSet Revere Business Industry Classification System (“RBICS”). Each company in the Underlying Index is classified as either Category 1 or Category 2, where Category 1 companies are infrastructure enablers and Category 2 are infrastructure asset owners and operators.
Infrastructure enablers are potential beneficiaries of infrastructure investment in the U.S. Category 1 companies in the Underlying Index include companies in construction and engineering services, machineries and materials. Infrastructure asset owners and operators are companies associated with traditional equity infrastructure investing, which generally exhibit characteristics such as having stable cash flows, a high barrier to entry, and being an inflation hedge. Category 2 companies in the Underlying Index include companies in energy transportation and storage, railroad transportation, and utilities.
At the time of inclusion, eligible companies must derive 50% or more of their annual revenues from the U.S. The Underlying Index applies an equal weighting to Category 1 and Category 2, and within each category, an equal weighting is also applied to all individual securities.

The Underlying Index will be reviewed and reconstituted annually in March each year. Constituent weights of the Underlying Index are rebalanced quarterly in March, June, September and December.
Eligibility. The following rules are used for the initial constituent selection and ongoing reconstitution:
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Underlying Index eligibility is limited to common stocks traded primarily on the New York Stock Exchange (“NYSE”), NYSE American and NASDAQ, excluding master limited partnerships (MLPs), royalty trusts, business development companies (BDCs), and American depository receipts (ADRs).
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Initial Public Offering (“IPO”) securities that have been trading for less than 3 months prior to the reconstitution day are excluded.
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The securities must have a minimum float-adjusted market capitalization of U.S. $300 million or greater, and three-month Average Daily Trading Value (“ADTV”) of U.S. $1 million or greater on selection day.
Existing constituents may remain in the Underlying Index if they have a minimum float-adjusted market capitalization of U.S. $225 million or greater, and a three-month ADTV of U.S. $0.75 million or greater on selection day.
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The securities must be classified as having a focus (deriving 50% or more revenues) in one of the 95 infrastructure-related industries as defined by RBICS in either Category 1 or 2, where Category 1 companies are infrastructure enablers and Category 2 companies are infrastructure asset owners and operators.
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An eligible company must derive 50% or more of its annual revenues from the U.S. to be included in the Underlying Index.
Existing constituents may remain in the Underlying Index if they derive 40% or more its annual revenues from the U.S.
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If a company has multiple share classes, only the most liquid issue based on the highest three-month ADTV on selection day will be included.
The Russell Indexes
Component Selection Criteria. The securities in the Russell indexes (sometimes referred to as the “components”) are reviewed and reconstituted annually, typically after the close on the last Friday in June to reflect changes in the marketplace. The Russell Top 200® Index, Russell 2000® Index, Russell 1000® Index, Russell US Large Cap Factors Value Style Index, Russell US Large Cap Factors Growth Style Index, Russell 1000 Growth Index and Russell 1000 Value Index are subsets of the Russell 3000® Index.
The Russell 3000® Index measures the performance of approximately the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually, typically after the close on the last Friday in June, to ensure new and growing equities are included.
The starting universe for the Russell 3000® Index includes all issuers listed on a U.S. Exchange that are either U.S. incorporated or incorporated in certain non-U.S. jurisdictions as Benefit-Driven Incorporations (typically tax benefit incorporations), subject to the following rules and exceptions:
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stocks must trade at or above $1.00 on the last business day of August to be eligible for inclusion. If a stock in the index has a price lower than $1, it can remain in the index if the average price for the month is greater than $1;
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for ranking and membership determination, all common share classes for a single company are combined to determine total market capitalization;
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in cases where there are multiple common stock share classes and the share classes act independently of each other, each class is considered for inclusion separately; and
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also excluded are preferred and convertible preferred stock, participating preferred stock, redeemable shares, warrants and rights, trust receipts, royalty trusts, limited liability issuers, OTC bulletin boards and pink sheet stocks, mutual funds, limited partnerships, and foreign stocks.
All eligible securities are sorted by decreasing total market capitalization to determine index eligibility.

The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large- and mid-capitalization segments of the investable U.S. equity market. It is a float-adjusted capitalization-weighted index consisting approximately 1000 of the largest issuers in the Russell 3000 Index.
For the Russell 3000® Index and the Russell 1000® Index, the weights of component issuers are adjusted based on available float-weighted capitalization according to the market value of their available outstanding shares. The impact of a component security’s price change is proportional to the issuer’s total market value, which is the share price times the number of shares available. Each Russell Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.
Frank Russell Company uses a probability measure to assign stocks to the growth and value style indexes. The probability measure is used to indicate the degree of certainty that a stock is value or growth, based on three fundamental indicators: relative price-to-book (“PB”) ratio, Institutional Brokers’ Estimate System forecast medium-term growth (2 years) and sales per share historical growth (5 years). This method allows stocks to be represented as having both growth and value characteristics, while preserving the additive nature of the indexes. As a result, a stock may be a component of a Russell growth style index and also a component of the corresponding value style index, although the stock would likely have a different weight in each index.
Issue Changes. Securities that leave the Russell Indexes between reconstitution dates are not replaced. Thus, the number of securities in the investments over the year will fluctuate according to corporate activity. When a stock is acquired, delisted or moves to the pink sheets or OTC bulletin boards, the stock is deleted from the relevant indexes.
When acquisitions or mergers take place, the stock’s capitalization moves to the acquiring stock, hence, mergers have no effect on index total capitalization if the acquiring stock is part of the index. The only additions between reconstitution dates are as a result of spin-offs and IPOs.
Issue Changes for the Focused Value Select Index. The Focused Value Select Index will be reviewed monthly, with changes being implemented after the close of the 6th business day. Changes arising from review are announced after the close of the 4th business day. The Underlying Index is rebalanced to the Target Index if any of the following conditions are met:
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The Underlying Index’s Composite Score is less than 80% of the Target Index’s Composite Score.
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The Underlying Index has fewer than 40 securities.
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The Underlying Index includes a security with weight greater than 20% of the Underlying Index.
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The largest 5 securities by weight in the Underlying Index have a weight that is greater than 50% of the Underlying Index.
If no rebalance is triggered, the index weights and constituents remain unchanged.
A constituent will be removed from the Underlying Index if it is also removed from the Parent Index. The deletion will be concurrent with the deletion from the Underlying Index and its weight will be distributed pro-rata amongst the remaining constituents. Thus, the number of securities in the investments over the year will fluctuate according to corporate activity.
Additions to the Parent Index will be considered for inclusion in the Underlying Index at the next review.
Index Maintenance. Maintaining the Russell indexes includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs and quarterly initial public offerings. In addition, significant share capital changes are made at month-end. The divisor is adjusted for all changes in company market value to leave the value of the investments unaffected. All divisor adjustments are made after the close of trading and after the calculation of the closing value of the Russell indexes.
Index Availability. The Russell indexes are calculated continuously and are available from major data vendors.
Focused Value Select Index
Number of Components: approximately 41
Index Description. The Focused Value Select Index measures the performance of large- and mid-capitalization U.S. companies with prominent value factor characteristics, as determined by Russell. The Underlying Index is a subset of the

Russell 1000® Index (the Parent Index), which measures the performance of the large- and mid-capitalization sector of the U.S. equity market, as defined by Russell. The starting universe for the Underlying Index includes all issuers within the Parent Index that are listed on a U.S. exchange and that are either U.S. incorporated or incorporated in certain non-U.S. jurisdictions as benefit-driven corporations (typically tax benefit corporations), subject to the following rules and exceptions:
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If a company has issued multiple lines of equity capital, only one eligible line is included. The eligible line is the line with the highest 252 days ADDTV. A minimum of 200 days of daily observations are required to calculate ADDTV. If a line has missing ADDTV, the line is excluded. If all lines have no ADDTV, the line with the highest free float market cap is selected.
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Securities ranked within the top 10% highest risk or with missing data are excluded. Risk is defined as the 1 year trailing realized volatility of daily total returns. A minimum of 200 days of daily return observations are required to calculate volatility.
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Securities ranked within the top 10% highest leverage or with missing data are excluded. Leverage is defined as total debt to total assets sourced from third party data provider.
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Also excluded are preferred and convertible preferred stock, participating preferred stock, redeemable shares, warrants and rights, trust receipts, royalty trusts, limited liability issuers, OTC bulletin boards and pink sheet stocks, mutual funds, limited partnerships, and foreign stocks.
To determine constituents exhibiting prominent value characteristics, the Underlying Index uses a ‘sentiment’ screen. A sentiment score is calculated using estimates for earnings per share sourced from third party data providers. The sentiment score is calculated as follows:
(Number of upgrades for earnings per share for current and next fiscal year - Number of downgrades for earnings per share for current and next fiscal year)/ Total number of estimates for earnings per share for current and next fiscal year.
Securities with a negative sentiment score or missing data are excluded. Eligible securities are ranked by a weighted composite score of four value metrics (price-to-book, price-to-earnings, price-to-cash flow from operations and price-to-dividend) (the Composite Score). The top 40 ranked stocks are selected to form the Target Index, which is re-evaluated each month. Each security included in the Target Index is equally weighted.
Russell 1000® Index
Number of Components: approximately 1,007
Index Description. The Russell 1000 Index measures the performance of the large- and mid-capitalization segments of the U.S. equity market. It is a subset of the Russell 3000 Index and serves as the parent index for, among others, (e.g. also the Pure Domestic Exposure sub-index) the Russell 1000 Growth and Value Indexes, the Russell Top 200 Index, and the Russell Midcap Index. It is a float-adjusted capitalization-weighted index consisting approximately 1000 of the largest issuers in the Russell 3000 Index. The Underlying Index represents approximately 94% of the market capitalization of listed U.S. equities and is a leading benchmark of the large cap U.S. market.
Russell 1000® Growth Index
Number of Components: approximately 509
Index Description. The Russell 1000 Growth Index measures the performance of the large- and mid-capitalization growth sector of the U.S. equity market. It is a subset of the Russell 1000 Index. It is a style factor weighted index consisting of those issuers within the Russell 1000 Index that have higher price-to-book ratios, higher forecasted medium-term growth and higher sales-per-share historical growth, and represents approximately 51% of the total market value of the Russell 1000 Index.
Russell 1000 Telecommunications RIC 22.5/45 Capped Index
Number of Components: approximately 21
Index Description. The Russell 1000 Telecommunications RIC 22.5/45 Capped Index is designed to measure the performance of large- and-mid-capitalization companies in the telecommunications sector of the U.S. equity market. It is a subset of the market capitalization-weighted Russell 1000 Index. The Underlying Index uses a capping methodology to constrain at quarterly rebalance: (i) the weights of any single issuer (as determined by Russell) to a maximum of 22.5%, and (ii) the aggregate weight of all issuers that individually exceed 4.5% of the index weight to a maximum of 45%.

Russell 1000® Value Index
Number of Components: approximately 849
Index Description. The Russell 1000 Value Index measures the performance of the large- and mid-capitalization value sector of the U.S. equity market. It is a subset of the Russell 1000 Index. It is a style factor weighted index consisting of those issuers within the Russell 1000 Index that have lower price-to-book ratios, lower sales-per-share historical growth and lower forecasted growth, and represents approximately 49% of the total market value of the Russell 1000 Index.
Russell 2000® Index
Number of Components: approximately 1,921
Index Description. The Russell 2000 Index measures the performance of the small-capitalization sector of the U.S. equity market. It is a subset of the Russell 3000 Index and serves as the parent index for the Russell 2000 Growth and Value Indexes. It is a float-adjusted capitalization-weighted index consisting approximately 1,921 of the smallest issuers in the Russell 3000 Index. The Underlying Index represents approximately 6% of the market capitalization of listed U.S. equities and is a leading benchmark of the U.S. small cap equity market. The Underlying Index has a total market capitalization of approximately $3.2 trillion.
Russell 2000 Focused Value Select Index
Number of Components: approximately 238
Index Description. The Russell 2000 Focused Value Select Index measures the performance of small-capitalization U.S. companies with prominent value factor characteristics, as determined by Russell. The Underlying Index is a subset of the Russell 2000® Index (the “Parent Index”), which measures the performance of the small-capitalization segment of the U.S. equity market, as defined by Russell. The starting universe for the Underlying Index includes all issuers within the Parent Index that are listed on a U.S. exchange and that are either U.S. incorporated or incorporated in certain non-U.S. jurisdictions as benefit-driven corporations (typically tax benefit corporations), subject to the following rules and exceptions:
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● If a company has issued multiple lines of equity capital, only one eligible line is included. The eligible line is the line with the highest 60 days ADDTV. A minimum of 30 days of daily observations are required to calculate ADDTV. If a line has missing ADDTV, the line is excluded. If all lines have no ADDTV, the line with the highest free float market cap is selected.
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● Securities ranked within the least liquid 20% by count (i.e. approximately 400 securities) based on 60-day ADDTV are excluded.
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● Securities ranked within the top 20% highest risk or with missing data are excluded. Risk is defined as the 1-year trailing realized volatility of daily total returns. A minimum of 200 days of daily return observations are required to calculate volatility.
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● Securities ranked within the top 20% highest leverage or with missing data are excluded. Leverage is defined as total debt to total assets sourced from a third party data provider.
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● Also excluded are preferred and convertible preferred stock, participating preferred stock, redeemable shares, warrants and rights, trust receipts, royalty trusts, limited liability issuers, OTC bulletin boards and pink sheet stocks, mutual funds, limited partnerships, and foreign stocks.
To determine constituents exhibiting prominent value characteristics, the Underlying Index uses a “sentiment” screen. Securities with a negative sentiment score or missing data are excluded. A sentiment score is calculated using estimates for earnings per share sourced from third party data providers. The sentiment score is calculated as follows:
(Number of upgrades for earnings per share for current and next fiscal year - Number of downgrades for earnings per share for current and next fiscal year)/ Total number of estimates for earnings per share for current and next fiscal year.
Eligible securities are ranked by a weighted composite score of three value metrics (price-to-book (10%), price-to-earnings (30%) and price-to-cash flow from operations (60%)) (the “Composite Score”). The top 250 ranked stocks are selected and equally weighted to form a baseline or target composition (the “Target Index”).

The Underlying Index will be reviewed monthly, with changes being implemented after the close of the 6th business day. Changes arising from review are announced after the close of the 4th business day. The Underlying Index is rebalanced to the Target Index if any of the following conditions are met:
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● The Underlying Index’s Composite Score is less than 90% of the Target Index’s Composite Score.
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● The Underlying Index has fewer than 200 securities.
If no rebalance is triggered, the index weights and constituents remain unchanged.
A constituent will be removed from the Underlying Index if it is also removed from the Parent Index. The deletion will be concurrent with the deletion from the Parent Index and its weight will be distributed pro-rata amongst the remaining constituents. Thus, the number of securities in the Underlying Index over the year will fluctuate according to corporate activity.
Additions to the Parent Index will be considered for inclusion in the Underlying Index at the next review.
Russell 2000® Growth Index
Number of Components: approximately 1,095
Index Description. The Russell 2000 Growth Index measures the performance of the small-capitalization growth sector of the U.S. equity market. It is a subset of the Russell 2000 Index. It is a style factor weighted index consisting of those issuers within the Russell 2000 Index that have higher price-to-book ratios, lower sales-per-share historical growth and lower forecasted growth, and represents approximately 52% of the total market value of the Russell 2000 Index.
Russell 2000® Value Index
Number of Components: approximately 1,363
Index Description. The Russell 2000 Value Index measures the performance of the small-capitalization value sector of the U.S. equity market. It is a subset of the Russell 2000 Index. It is a style factor weighted index consisting of those issuers within the Russell 2000 Index that have lower price-to-book ratios, lower sales-per-share historical growth and lower forecasted growth, and represents approximately 48% of the total market value of the Russell 2000 Index.
Russell 3000® Index
Number of Components: approximately 2,928
Index Description. The Russell 3000 Index measures the performance of the broad U.S. equity market. It serves as the parent index for Russell 3000 Growth and Value Indexes as well as the Russell 1000 and Russell 2000 Indexes. It is a float-adjusted capitalization-weighted index of the 3000 largest issuers determined to have the U.S. as their primary country of risk. The Russell 3000 Index represents approximately 96% of the market capitalization of listed U.S. equities and is a leading benchmark of the broad U.S. equity market.
Russell Microcap® Index
Number of Components: approximately 1,722
Index Description. The Russell Microcap Index measures the performance of the microcap sector of the U.S. equity market. The Russell Microcap Index consists of approximately the 1,000 smallest issuers in the Russell 3000 Index plus up to the next smallest 1,000 issuers in the equity universe as determined by Russell. The Russell Microcap Index is a float-adjusted capitalization-weighted index and includes issuers ranging in total market capitalization from approximately $0.35 million to $4.99 billion, though these amounts may change from time to time. The Russell Microcap Index includes issuers representing less than approximately 2% of the total market capitalization of listed U.S. equity securities.
Russell Midcap® Index
Number of Components: approximately 814
Index Description. The Russell Midcap Index is a float-adjusted capitalization-weighted index that measures the performance of the mid-capitalization sector of the U.S. equity market. The Russell Midcap Index consists of 814 of the smallest issuers in the Russell 1000 Index reflecting issuers which range in size between approximately $536.68 million and $59.13 billion, though these amounts may change from time to time. The Russell Midcap Index represents approximately 25% of the total market capitalization of the Russell 1000 companies.

Russell Midcap® Growth Index
Number of Components: approximately 397
Index Description. The Russell Midcap Growth Index is a style factor weighted index that measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a subset of the Russell Midcap Index, representing approximately 37% of the total market value of the Russell Midcap Index. The Underlying Index measures the performance of those Russell Midcap Index issuers with higher PB ratios and higher forecasted growth.
Russell Midcap® Value Index
Number of Components: approximately 695
Index Description. The Russell Midcap Value Index is a float-adjusted capitalization-weighted index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the Russell Midcap Index, representing approximately 63% of the total market value of the Russell Midcap Index. The Underlying Index measures the performance of those Russell Midcap Index issuers with lower PB ratios and lower forecasted growth.
Russell Top 200® Index
Number of Components: approximately 193
Index Description. The Russell Top 200 Index measures the performance of the largest capitalization sector of the U.S. equity market. It is a float-adjusted capitalization-weighted index consisting of approximately 193 of the largest issuers in the Russell 3000 Index. The Russell Top 200 Index represents approximately 70% of the total market capitalization of all publicly-traded U.S. equity securities.
Russell Top 200® Growth Index
Number of Components: approximately 112
Index Description. The Russell Top 200 Growth Index measures the largest capitalization growth sector of the U.S. equity market. It is a subset of the Russell Top 200 Index, which consists of approximately the 200 largest issuers in the Russell 3000 Index. The Underlying Index is a float-adjusted capitalization-weighted index consisting of those issuers within the Russell Top 200 Index that have higher PB ratios and higher forecasted growth, and represents approximately 56% of the total market value of the Russell Top 200 Index. Many issuers are represented in both the Russell Top 200 Growth Index and the Russell Top 200 Value Index.
Russell Top 200® Value Index
Number of Components: approximately 154
Index Description. The Russell Top 200 Value Index measures the largest capitalization value sector of the U.S. equity market. It is a subset of the Russell Top 200 Index, which consists of approximately the 200 largest issuers in the Russell 3000 Index. The Underlying Index is a style factor weighted index consisting of those issuers within the Russell Top 200 Index that have lower PB ratios and lower forecasted growth, and represents approximately 44% of the total market value of the Russell Top 200 Index. Many issuers are represented in both the Russell Top 200 Growth Index and the Russell Top 200 Value Index.
Russell US Large Cap Factors Growth Style Index
Number of Components: approximately 121
Index Description. The Russell US Large Cap Factors Growth Style Index is a subset of the Russell 1000 Growth Index (the “Parent Index”), which measures the performance of the large- and mid-capitalization growth sector of the U.S. equity market, as defined by Russell. The Parent Index is a subset of the Russell 1000 Index, which measures the performance of the large- and mid-capitalization segments of the U.S. equity market. The Underlying Index is reviewed monthly using an optimization process designed to maximize, in aggregate, the Underlying Index’s exposure to the weighted combination of five target investment style factors (momentum, value, quality, size, and low volatility) while maintaining total risk similar to that of the Parent Index. The value score is calculated from the following value factor metrics: 12-month trailing book-to-price, dividend yield, earnings yield and cash flow yield (i.e., cash flow divided by the full market capitalization). The momentum score is calculated from three momentum factor metrics: price momentum, earnings momentum and earnings announcement drift (i.e., the difference between a stock’s performance on and immediately following an earnings announcement date). The quality score is calculated from four quality factor metrics: gross profitability, dilution, accruals and changes in net operating assets. The low volatility score is calculated based on a 12-month trailing realized volatility, and the size score seeks to measure the market capitalization of each company as compared to other companies of the Parent Index.
Index Methodology. The methodology uses a composite score (by using a weighting of the five factor scores determined by the Index Provider) as an input to the optimizer. At each monthly review, the optimizer aims to maximize the overall exposure to the five style factors via the composite score and maintain a level of forecast risk similar that of the Parent Index, while also limiting exposures to sectors, countries and component weights relative to the parent index. The optimizer selects securities from the Parent Index and assigns weights such that the optimization objective and constraints are best satisfied. Changes arising from each monthly review are announced after the close of fourth business day of each month and implemented after the close of the sixth business day of each month.
Russell US Large Cap Factors Value Style Index
Number of Components: approximately 198
Index Description. The Russell US Large Cap Factors Value Style Index is a subset of the Russell 1000 Value Index (the “Parent Index”), which measures the performance of the large- and mid-capitalization value sector of the U.S. equity market, as defined by Russell. The Parent Index is a subset of the Russell 1000 Index, which measures the performance of the large- and mid-capitalization segments of the U.S. equity market. The Underlying Index is reviewed monthly using an optimization process designed to maximize, in aggregate, the Underlying Index’s exposure to the weighted combination of five target investment style factors (momentum, value, quality, size, and low volatility) while maintaining total risk similar to that of the Parent Index. The value score is calculated from the following value factor metrics: 12-month trailing book-to-price, dividend yield, earnings yield and cash flow yield (i.e., cash flow divided by the full market capitalization). The momentum score is calculated from three momentum factor metrics: price momentum, earnings momentum and earnings announcement drift (i.e., the difference between a stock's performance on and immediately following an earnings announcement date). The quality score is calculated from four quality factor metrics: gross profitability, dilution, accruals and changes in net operating assets. The low volatility score is calculated based on a 12-month trailing realized volatility, and the size score seeks to measure the market capitalization of each company as compared to other companies of the Parent Index.
Index Methodology. The methodology uses a composite score (by using a weighting of the five factor scores determined by the Index Provider) as an input to the optimizer. At each monthly review, the optimizer aims to maximize the overall exposure to the five style factors via the composite score and maintain a level of forecast risk similar that of the Parent Index, while also limiting exposures to sectors, countries and component weights relative to the parent index. The optimizer selects securities from the Parent Index and assigns weights such that the optimization objective and constraints are best satisfied. Changes arising from each monthly review are announced after the close of fourth business day of each month and implemented after the close of the sixth business day of each month.
The S&P Indexes
Component Selection Criteria for Domestic Indexes. S&P Dow Jones Indices LLC’s (“SPDJI”) various Index Committees are responsible for the overall management of SPDJI's indices (“S&P DJI Indices”). Issuers (i.e., the “components”) selected for the S&P U.S. indexes represent a broad range of industry segments within the U.S. economy. The starting universe of publicly traded U.S. issuers classified by the Global Industry Classification Standard (GICS®) is screened to eliminate ADRs, mutual funds, limited partnerships, royalty trusts, certain holding issuers, OTC bulletin board issues, pink sheet-listed issues, closed-end funds, ETFs and tracking stocks. REITs, except for mortgage REITs, are eligible for inclusion in the Indexes. The stock of each constituent must trade on either the NYSE, the NYSE Amex Equities or on NASDAQ. Additionally, only one share class per constituent will be included in an Index. The share class is selected by SPDJI and is generally defined as the largest, most liquid share class. Issuers with multiple share classes will have the classes combined for purposes of calculation of market capitalization. The following criteria are then analyzed to determine an issuer’s eligibility for inclusion in the S&P Indexes: (i) ownership of an issuer’s outstanding common stock, in order to screen out closely held issuers; (ii) trading volume of an issuer’s shares, in order to ensure ample liquidity and efficient share pricing; and (iii) the financial and operating condition of an issuer.

The S&P DJI’s Indices are capitalization-weighted, based on the following formula: number of outstanding shares of a constituent (as determined by the float-adjusted market capitalization using SPDJI’s methodology) multiplied by the constituent’s share price. Issuers with float-adjusted market capitalizations below certain thresholds are not eligible for the Indexes. In addition, the market capitalization of an issuer eligible for inclusion typically must be greater than the Index’s minimum market capitalization at the time it is being considered for Index inclusion. The market capitalizations of an Index’s components are adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The market capitalizations of an Index’s constituent are adjusted for all strategic holdings, including private, corporate, and government holdings.
Component Selection Criteria for International Indexes. Stocks are eligible for the S&P Global Indices if they meet criteria for size, liquidity, profitability, and sector and market representation. Each of the S&P Global Indices is balanced across country and sector weights in the region/market. The S&P Global Indices begin with an eligible investable universe of stocks covering approximately 95% of each country’s total market capitalization. In some cases, the S&P Global Indexes may include ADRs and GDRs. Stocks with relatively small market capitalization or insufficient liquidity are excluded by SPDJI. To identify a candidate pool for index constituent selection, all stocks are carefully examined using a set of general criteria. The specific securities are then screened for industry sector classification; thus, the eligible securities are ranked according to GICS. Then, the Index components, now determined, are weighted on the basis of SPDJI’s float-adjusted, market capitalization methodology. Generally, SPDJI observes a prospective constituent’s liquidity over a period of at least twelve months before consideration for inclusion. However, there may be extraordinary situations when issuers should be added immediately (e.g., certain privatizations). When a particular issuer dominates its home market, it may be excluded from an Index if analysis of the sectors reveals that its securities are not as liquid as those of similar issuers in other countries. Once a year, the float adjustments will be reviewed and potentially changed based on such review. The values of an Index’s components are adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The market capitalization of index constituent issuers is adjusted for all strategic holdings, including private, corporate, and government holdings.
With respect to the non-U.S. components of the S&P Global Indexes, the eligible universe of index components that are considered for inclusion are from the following S&P DJI Indices: (i) the S&P/TSX 60 (Toronto Stock Exchange), which represents the liquid, large-cap stocks of the publicly listed issuers in the Canadian equities market; (ii) the S&P/TOPIX 150 (TSE) which represents the liquid, large-cap stocks of the publicly listed issuers in the Japanese equities market; (iii) S&P/ASX All-Australian 50 Index (Australian Stock Exchange), which represents the liquid, large-cap stocks in the Australian equities market; (iv) the S&P Asia 50, which represents the liquid, large-cap stocks of four major equities markets in Asia (Hong Kong, South Korea, Taiwan and Singapore); (v) the S&P Latin America 40, which represents the liquid, large-cap stocks from major sectors of the Mexico, Brazil, Peru, Colombia and Chilé equity markets; and (vi) the S&P Europe 350, which represents the liquid, large-cap stocks of the publicly listed issuers in the region, covering approximately 70% of the region’s market capitalization.
Issue Changes. General oversight responsibility for the S&P DJI Indices, including overall policy guidelines and methodology, is handled by the S&P Global Index Committee. Maintenance of component investments, including additions and deletions to these investments, is the responsibility of separate regional index committees composed of S&P staff specialized in the various regional equity markets and, in some cases, with the assistance of local stock exchanges. Public announcements of index changes as the result of committee decisions will generally be made two business days in advance of the anticipated effective date whenever possible, although for exceptional corporate events announcements may be made earlier.
Index Maintenance. Maintaining the S&P DJI Indices includes monitoring and completing the adjustments for issuer additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. An issuer will be removed from the S&P DJI Indices as a result of mergers/acquisitions, bankruptcy, or restructuring. An issuer is removed from the relevant index as close as possible to the actual date on which the event occurred. An issuer can be removed from an index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group. All replacement issuers are selected based on the above component section criteria.
When calculating index weights, individual components shares held by governments, corporations, strategic partners, or other control groups are excluded from the issuer’s shares outstanding. Shares owned by other issuers are also excluded regardless of whether they are index components. In countries with regulated environments, where a foreign investment limit exists at the sector or issuer level, the constituent’s weight will reflect either the foreign investment limit or the percentage float, whichever is the more restrictive.
Each issuer’s financial statements will be used to update the major shareholders’ ownership. However, during the course of the year, SPDJI also monitors each issuer’s Investable Weight Factor (“IWF”) which is SPDJI’s term for the mathematical float factor used to calculate the float adjustment. If a change in IWF is caused by a major corporate action (i.e., privatization, merger, takeover, or share offering) and the change equal to or greater than 5%, a float adjustment will be implemented as soon as reasonably possible.
Changes in the number of shares outstanding driven by corporate events such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Share changes of 5% or greater are implemented when they occur. Share changes of less than 5% are only updated on a quarterly basis on the Friday near the end of the calendar quarter. Generally, index changes due to rebalancing are announced two days before the effective date by way of a news release posted on www.us.spindices.com.
Index Availability. The S&P Indexes are calculated continuously and are available from major data vendors.
Exchange Rates. SPDJI uses the World Markets/Reuters Closing Spot Rates taken at 4:00 p.m. London time for the following funds: iShares ESG Screened S&P 500 ETF, iShares ESG Screened S&P Mid-Cap ETF, iShares ESG Screened S&P Small-Cap ETF, iShares Europe ETF, iShares Expanded Tech Sector ETF, iShares Expanded Tech-Software Sector ETF, iShares North American Natural Resources ETF and iShares North American Tech-Multimedia Networking ETF. Prior to January 31, 2013, SPDJI used the currency exchange (FX) rate corresponding to 5:15 p.m. Eastern time. In case World Markets/Reuters does not provide rates for specific markets on given days (for example, Christmas Day and New Year’s Day), the previous business day’s rates are normally used. SPDJI independently monitors the exchange rates on all its indexes. SPDJI may under exceptional circumstances elect to use alternative sources of exchange rates if the World Markets/Reuters rates are not available, or if SPDJI determines that the World Markets/Reuters rates are not reflective of market circumstances for a given currency on a particular day.
S&P 100®
Number of Components: approximately 101
Index Description. The S&P 100® is a capitalization-weighted index representing stocks from a broad range of industries, chosen for market size, liquidity and industry group representation. It is a subset of the S&P 500® and consists of blue chip stocks from diverse industries in the S&P 500® with exchange listed options. The Underlying Index is a widely tracked index for blue-chip stocks. The S&P 100® serves as the basis for the S&P 100® options contract which trades on the Chicago Board of Options Exchange.
S&P 500®
Number of Components: approximately 503
Index Description. The S&P 500® serves as the parent index for the S&P 500® Growth and Value Index series and the S&P 100®. It is a capitalization-weighted index representing stocks from a broad range of industries chosen for market size, liquidity and industry group representation. The S&P 500® measures the performance of the large-capitalization sector of the U.S. equity market.
S&P 500 Growth IndexTM
Number of Components: approximately 231
Index Description. The S&P 500 Growth IndexTM is a capitalization-weighted index representing stocks with growth characteristics from a broad range of industries.
S&P 500 Sustainability Screened Index
Number of Components: approximately 452
Index Description. The S&P 500 Sustainability Screened Index is a float-adjusted market capitalization weighted index which measures the performance of the large-capitalization sector of the U.S. equity market, excluding companies involved in controversies and controversial business activities, as determined by the Index Provider. The Index Provider uses data and research analysis from Trucost, Sustainalytics and SAM ESG Research in the construction and maintenance of the Underlying Index.
The Index Provider starts with the S&P 500 and then excludes issuers in the following categories:
•
Controversial weapons. All companies with direct involvement or via an ownership stake of greater than or equal to 25% of companies involved in the core weapon system, or components/services of the core weapon system.
•
Small arms. All companies that manufacture and sell assault weapons or small arms (or key components of small arms) to civilians or military/law enforcement, or that is involved in the retail or distribution of assault weapons or small arms.
•
Tobacco. All companies that manufacture tobacco products, derive 10% or more revenue from the supply of tobacco-related products/services, or that derive 10% or more of its revenue from the distribution or retail sale of tobacco products (or has an ownership stake of 25% or more in such a company).
•
Oil sands and shale energy. All companies deriving 5% or more revenue from oil sands extraction or shale energy exploration or production.
•
Thermal coal. All companies deriving 5% or more revenue from thermal coal extraction and thermal-coal-related power generation.
•
Fossil fuel reserves. All companies with specific fossil fuel reserves, as measured by S&P Trucost Limited (Trucost).
•
Global Standards. All companies considered “non-compliant” with United Nations (UN) Global Compact Principles, as determined by Sustainalytics.
S&P 500 Value IndexTM
Number of Components: approximately 465
Index Description. The S&P 500 Value IndexTM is a capitalization-weighted index representing stocks with value characteristics from a broad range of industries.
S&P 900 Growth IndexTM
Number of Components: approximately 469
Index Description. The S&P 900 Growth IndexTM is a capitalization-weighted index representing stocks with growth characteristics from a broad range of industries in the U.S. equity market.
The Index is rebalanced annually in December. Rebalances occur after the close on the third Friday of December and are based on growth and value metrics after the close of the last trading date in November.
S&P 900 Value IndexTM
Number of Components: approximately 704
Index Description. The S&P 900 Value IndexTM is a capitalization-weighted index representing stocks with value characteristics from a broad range of industries in the U.S. equity market.
The Index is rebalanced annually in December. Rebalances occur after the close on the third Friday of December and are based on growth and value metrics after the close of the last trading date in November.
S&P Europe 350TM
Number of Components: approximately 362
Index Description. The S&P Europe 350TM is a capitalization-weighted index providing geographic and economic diversity over S&P’s 11 Global Industry Classification Standard (GICS®) Sectors and 16 major developed European markets, each chosen for market size, liquidity and industry group representation. The market capitalization of index constituent companies is adjusted for all strategic holdings, including private, corporate, and government holdings. The Underlying Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The market capitalization of constituent companies is adjusted to reflect the available float and, if necessary, any foreign investment restrictions.

S&P MidCap 400®
Number of Components: approximately 401
Index Description. The S&P MidCap 400® serves as the parent index for the S&P MidCap 400® Growth and Value Index series. The Underlying Index measures the performance of the mid-capitalization sector of the U.S. equity market. The securities added to the Underlying Index have a market capitalization between $4.6 billion and $12.7 billion at the time of inclusion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.
S&P MidCap 400 Growth IndexTM
Number of Components: approximately 238
Index Description. The S&P MidCap 400 Growth IndexTM is a capitalization-weighted index representing stocks with growth characteristics from a broad range of industries.
S&P MidCap 400 Sustainability Screened Index
Number of Components: approximately 368
Index Description. The S&P MidCap 400 Sustainability Screened Index is a float-adjusted market capitalization weighted index which measures the performance of the mid-capitalization sector of the U.S. equity market, excluding companies involved in controversies and controversial business activities, as determined by the Index Provider. The Index Provider uses data and research analysis from Trucost, Sustainalytics and SAM ESG Research in the construction and maintenance of the Underlying Index.
The Index Provider starts with the S&P MidCap 400 and then excludes issuers in the following categories:
•
Controversial weapons. All companies with direct involvement or via an ownership stake of greater than or equal to 25% of companies involved in the core weapon system, or components/services of the core weapon system.
•
Small arms. All companies that manufacture and sell assault weapons or small arms (or key components of small arms) to civilians or military/law enforcement, or that is involved in the retail or distribution of assault weapons or small arms.
•
Tobacco. All companies that manufacture tobacco products, derive 10% or more revenue from the supply of tobacco-related products/services, or that derive 10% or more of its revenue from the distribution or retail sale of tobacco products (or has an ownership stake of 25% or more in such a company).
•
Oil sands and shale energy. All companies deriving 5% or more revenue from oil sands extraction or shale energy exploration or production.
•
Thermal coal. All companies deriving 5% or more revenue from thermal coal extraction and thermal-coal-related power generation.
•
Fossil fuel reserves. All companies with specific fossil fuel reserves, as measured by S&P Trucost Limited (Trucost).
•
Global Standards. All companies considered “non-compliant” with United Nations (UN) Global Compact Principles, as determined by Sustainalytics.
S&P MidCap 400 Value IndexTM
Number of Components: approximately 299
Index Description. The S&P MidCap 400 Value IndexTM is a capitalization-weighted index representing stocks with value characteristics from a broad range of industries.
S&P North American Expanded Technology Sector IndexTM
Number of Components: approximately 327
Index Description. The S&P North American Expanded Technology Sector IndexTM is designed to measure the performance of U.S.-traded stocks from the technology sector and select technology-related companies from the communication services and consumer discretionary sectors in the U.S. and Canada.

The Underlying Index is rebalanced semi-annually in June and December. Rebalances occur after the close on the third Friday of June and December, respectively.
S&P North American Expanded Technology Software IndexTM
Number of Components: approximately 118
Index Description. The S&P North American Expanded Technology Software IndexTM is designed to measure the performance of U.S.-traded stocks from the software industry and select companies from the interactive home entertainment and interactive media and services sub-industries in the U.S. and Canada.
The Underlying Index is rebalanced semi-annually in June and December. Rebalances occur after the close on the third Friday of June and December, respectively.
S&P North American Natural Resources Sector IndexTM
Number of Components: approximately 123
Index Description. The S&P North American Natural Resources Sector IndexTM is designed to measure the performance of U.S.-traded stocks of natural resource-related companies in the U.S. and Canada.
S&P North American Technology Multimedia Networking IndexTM
Number of Components: approximately 22
Index Description. The S&P North American Technology Multimedia Networking IndexTM is designed to measure the performance of U.S.-traded stocks of communication equipment companies in the U.S. and Canada.
S&P SmallCap 600 Growth IndexTM
Number of Components: approximately 338
Index Description. The S&P SmallCap 600 Growth IndexTM is a capitalization-weighted index representing stocks with growth characteristics from a broad range of industries.
S&P SmallCap 600®
Number of Components: approximately 602
Index Description. The S&P SmallCap 600® serves as the parent index for the S&P SmallCap 600® Growth and Value Index series. It is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The Underlying Index measures the performance of publicly traded securities in the small-capitalization sector of the U.S. equity market. The stocks in the Underlying Index have a market capitalization between $750 million and $4.6 billion (which may fluctuate depending on the overall performance of the equity markets) and are selected for liquidity and industry group representation.
S&P SmallCap 600 Sustainability Screened Index
Number of Components: approximately 564
Index Description. The S&P SmallCap 600 Sustainability Screened Index is a float-adjusted market capitalization weighted index which measures the performance of the small-capitalization sector of the U.S. equity market, excluding companies involved in controversies and controversial business activities, as determined by the Index Provider. The Index Provider uses data and research analysis from Trucost, Sustainalytics and SAM ESG Research in the construction and maintenance of the Underlying Index.
The Index Provider starts with the S&P SmallCap 600 and then excludes issuers in the following categories:
•
Controversial weapons. All companies with direct involvement or via an ownership stake of greater than or equal to 25% of companies involved in the core weapon system, or components/services of the core weapon system.
•
Small arms. All companies that manufacture and sell assault weapons or small arms (or key components of small arms) to civilians or military/law enforcement, or that is involved in the retail or distribution of assault weapons or small arms.
•
Tobacco. All companies that manufacture tobacco products, derive 10% or more revenue from the supply of tobacco-related products/services, or that derive 10% or more of its revenue from the distribution or retail sale of tobacco products (or has an ownership stake of 25% or more in such a company).
•
Oil sands and shale energy. All companies deriving 5% or more revenue from oil sands extraction or shale energy exploration or production.
•
Thermal coal. All companies deriving 5% or more revenue from thermal coal extraction and thermal-coal-related power generation.
•
Fossil fuel reserves. All companies with specific fossil fuel reserves, as measured by S&P Trucost Limited (Trucost).
Global Standards. All companies considered “non-compliant” with United Nations (UN) Global Compact Principles, as determined by Sustainalytics.
S&P SmallCap 600 Value IndexTM
Number of Components: approximately 456
Index Description. The S&P SmallCap 600 Value IndexTM is a capitalization-weighted index representing stocks with value characteristics from a broad range of industries.
S&P Total Market Index™
Number of Components: approximately 4,224
Index Description. The S&P Total Market Index™ is composed of S&P 500® members and S&P Completion Index™ members, which together are designed to track the broad equity market, including large-, mid-, small- and micro-capitalization companies. The index includes all eligible common equities listed on the NYSE (including NYSE Arca and NYSE American), the NASDAQ Global Select Market, the NASDAQ Select Market, the NASDAQ Capital Market and Cboe BZX, Cboe BYX, Cboe EDGA and Cboe EDGX, Inc. The securities in the S&P Total Market Index™ are weighted based on the float-adjusted market value of their outstanding shares. Securities with higher float-adjusted market values have a larger representation in the S&P Total Market Index™. The S&P 500® measures the performance of the large-capitalization sector of the U.S. equity market excluding S&P 500 constituents. The S&P Completion Index™ measures the performance of the mid-, small- and micro-capitalization sector of the U.S. equity market.
For more information about SPDJI, including its limited relationship with BlackRock, Inc. and its affiliates and the limitations of the S&P DJI indices, please refer to the applicable Prospectus.
Investment Policies
The Board has adopted as fundamental policies the following numbered investment policies, which cannot be changed without the approval of the holders of a majority of the applicable Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities of a Fund is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of outstanding voting securities of the Fund. Each Fund has also adopted certain non-fundamental investment policies, including its investment objective. Non-fundamental investment policies may be changed by the Board without shareholder approval. Therefore, each Fund may change its investment objective and its Underlying Index without shareholder approval.
Fundamental Investment Policies
Each Fund (other than the iShares Core S&P 500 ETF, iShares Focused Value Factor ETF, iShares North American Tech-Multimedia Networking ETF, iShares Preferred and Income Securities ETF, iShares Russell Top 200 ETF, iShares Russell Top 200 Growth ETF, iShares Russell Top 200 Value ETF, iShares U.S. Aerospace & Defense ETF, iShares U.S. Broker-Dealers & Securities Exchanges ETF, iShares U.S. Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Infrastructure ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF and iShares U.S. Regional Banks ETF) will not:
1.
Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that each Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.
Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.
Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4.
Make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.
Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.
Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
Each of the iShares Core S&P 500 ETF and iShares North American Tech-Multimedia Networking ETF will not:
1.
Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that each Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.
Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.
Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.
4.
Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which each Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.
5.
Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.
Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.
Each of the iShares U.S. Aerospace & Defense ETF, iShares U.S. Broker-Dealers & Securities Exchanges ETF, iShares U.S. Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF and iShares U.S. Regional Banks ETF will not:
1.
Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that each Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.
Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.
Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4.
Make loans, except as permitted under the 1940 Act.
5.
Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.
Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.
Each of the iShares Preferred and Income Securities ETF, iShares Russell Top 200 ETF, iShares Russell Top 200 Growth ETF and iShares Russell Top 200 Value ETF will not:
1.
Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that each Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.
Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.
Issue any senior security, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4.
Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.
Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
Each of the iShares ESG Screened S&P 500 ETF, iShares ESG Screened S&P Mid-Cap ETF, iShares ESG Screened S&P Small-Cap ETF, iShares Factors US Growth Style ETF, iShares Factors US Value Style ETF, iShares Focused Value Factor ETF, iShares International Developed Small Cap Value Factor ETF, iShares U.S. Infrastructure and iShares US Small Cap Value Factor ETF may not:

1.
Concentrate its investments in a particular industry, as that term is used in the 1940 Act, except that each Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries.
2.
Borrow money, except as permitted under the 1940 Act.
3.
Issue senior securities to the extent such issuance would violate the 1940 Act.
4.
Purchase or hold real estate, except each Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of REITs, mortgage-related securities and securities of issuers engaged in the real estate business, and each Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.
Underwrite securities issued by others, except to the extent that the sale of portfolio securities by each Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.
Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act.
7.
Make loans to the extent prohibited by the 1940 Act.
Notations Regarding the iShares ESG Screened S&P 500 ETF's, iShares ESG Screened S&P Mid-Cap ETF's, iShares ESG Screened S&P Small-Cap ETF's, iShares Factors US Growth Style ETF's, iShares Factors US Value Style ETF's, iShares Focused Value Factor ETF's, iShares International Developed Small Cap Value Factor ETF's, iShares U.S. Infrastructure ETF's and iShares US Small Cap Value Factor ETF's Fundamental Investment Policies
The following notations are not considered to be part of each Fund’s fundamental investment policies and are subject to change without shareholder approval.
With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to a Fund's industry classifications, each Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to a Fund as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits each Fund to borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose, and to borrow up to 5% of the Fund's total assets from banks or other lenders for temporary purposes. (The Fund's total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires each Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of each Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Rule 18f-4 under the Investment Company Act, when each Fund engages in reverse repurchase agreements and similar financing transactions, the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a fund’s underwriting commitments, when added to the value of a fund’s investments in issuers where a fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent a fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether a fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit each Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Non-Fundamental Investment Policies
iShares ESG Screened S&P 500 ETF, iShares ESG Screened S&P Mid-Cap ETF, iShares ESG Screened S&P Small-Cap ETF, iShares Factors US Growth Style ETF, iShares Factors US Value Style ETF, iShares Focused Value Factor ETF, iShares International Developed Small Cap Value Factor ETF, iShares U.S. Infrastructure ETF and iShares US Small Cap Value Factor ETF Only
Each Fund has adopted a non-fundamental policy not to make short sales of securities or maintain a short position, except to the extent permitted by each Fund’s Prospectus and SAI, as amended from time to time, and applicable law.
All Funds Other Than the iShares ESG Screened S&P 500 ETF, iShares ESG Screened S&P Mid-Cap ETF, iShares ESG Screened S&P Small-Cap ETF, iShares Factors US Growth Style ETF, iShares Factors US Value Style ETF, iShares Focused Value Factor ETF, iShares International Developed Small Cap Value Factor ETF, iShares U.S. Infrastructure ETF and iShares US Small Cap Value Factor ETF
Each Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid investment, except as permitted under the 1940 Act, which currently limits each Fund's holdings in illiquid investments to 15% of a Fund's net assets. BFA monitors Fund holdings in illiquid investments, pursuant to the Liquidity Program.
If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.
All Funds
Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, for all Funds other than the iShares U.S. Infrastructure ETF, in component securities of the Underlying Index or in depositary receipts representing component securities in the Underlying Index, and for the iShares U.S. Infrastructure ETF, in component securities of its Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
Each Fund has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds”

provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
Unless otherwise indicated, all limitations under each Fund's fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of each Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in each Fund’s total assets will not require each Fund to dispose of an investment until BFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of August 1, 2023. With the exception of Robert S. Kapito, Salim Ramji, Dominik Rohé and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Rohé and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds' Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees
Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (1957)	Trustee (since 2009).
President, BlackRock, Inc. (since
2006); Vice Chairman of BlackRock,
Inc. and Head of BlackRock’s
Portfolio Management Group (since
its formation in 1998) and BlackRock,
Inc.’s predecessor entities (since
1988); Trustee, University of
Pennsylvania (since 2009); President
of Board of Directors, Hope & Heroes
Children’s Cancer Fund (since 2002).
Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji[2] (1970)	Trustee (since 2019).
Senior Managing Director, BlackRock,
Inc. (since 2014); Global Head of
BlackRock’s ETF and Index
Investments Business (since 2019);
Head of BlackRock’s U.S. Wealth
Advisory Business (2015-2019);
Global Head of Corporate Strategy,
BlackRock, Inc. (2014-2015); Senior
Partner, McKinsey & Company (2010-
2014).
Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

1
Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
2
Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
Independent Trustees
Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).
Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).
Consultant (since 2012); Member of
the Audit Committee (2012-2018),
Chair of the Nominating and
Governance Committee (2017-2018)
and Director of PHH Corporation
(mortgage solutions) (2012-2018);
Managing Director and Global Head
of Financial Holding Company
Governance & Assurance and the
Global Head of Operational Risk
Management of Morgan Stanley
(2006-2012).

Director of iShares, Inc. (since 2015);
Trustee of iShares U.S. ETF Trust
(since 2015); Member of the Audit
Committee (since 2016), Chair of the
Audit Committee (since 2020) and
Director of The Hanover Insurance
Group, Inc. (since 2016).

Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).
Chair of the Finance Committee
(since 2019) and Trustee and
Member of the Finance, Audit and
Quality Committees of Stanford
Health Care (since 2016); Trustee of
WNET, New York's public media
company (since 2011) and Member
of the Audit Committee (since 2018),
Investment Committee (since 2011)
and Personnel Committee (since
2022); Chair (1994-2005) and
Member (1992-2021) of the
Investment Committee, Archdiocese
of San Francisco; Trustee of Forward
Funds (14 portfolios) (2009-2018);
Trustee of Salient MF Trust (4
portfolios) (2015-2018); Director
(1998-2013) and President (2007-
2011) of the Board of Directors,
Catholic Charities CYO; Trustee
(2002-2011) and Chair of the Finance
and Investment Committee (2006-
2010) of the Thacher School;
Director of the Senior Center of
Jackson Hole (since 2020); Director
of the Jackson Hole Center for the
Arts (since 2021); Member of the
Wyoming State Investment Funds
Committee (since 2022).
Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010- 2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).
John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).
Dean, and George Pratt Shultz
Professor of Accounting, University
of Chicago Booth School of Business
(since 2017); Advisory Board
Member (since 2016) and Director
(since 2020) of C.M. Capital
Corporation; Chair of the Board for
the Center for Research in Security
Prices, LLC (since 2020); Robert K.
Jaedicke Professor of Accounting,
Stanford University Graduate School
of Business (2001-2017); Professor of
Law (by courtesy), Stanford Law
School (2005-2017); Senior Associate
Dean for Academic Affairs and Head
of MBA Program, Stanford University
Graduate School of Business (2010-
2016).
Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).
Officers
Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years
Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).
Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).
Managing Director of BlackRock, Inc.
(since September 2019); Chief
Financial Officer of iShares Delaware
Trust Sponsor LLC, BlackRock Funds,
BlackRock Funds II, BlackRock Funds
IV, BlackRock Funds V and BlackRock
Funds VI (since 2021); Executive Vice
President of PIMCO (2016-2019);
Senior Vice President of PIMCO
(2008-2015); Treasurer (2013-2019)
and Assistant Treasurer (2007-2017)
of PIMCO Funds, PIMCO Variable
Insurance Trust, PIMCO ETF Trust,
PIMCO Equity Series, PIMCO Equity
Series VIT, PIMCO Managed
Accounts Trust, 2 PIMCO-sponsored
interval funds and 21 PIMCO-
sponsored closed-end funds.

Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years
Aaron Wasserman (1974)	Chief Compliance Officer (since 2023).
Managing Director of BlackRock, Inc.
(since 2018); Chief Compliance
Officer of the BlackRock Multi-Asset
Complex, the BlackRock Fixed-
Income Complex and the Exchange-
Traded Fund Complex (since 2023);
Deputy Chief Compliance Officer for
the BlackRock Multi-Asset Complex,
the BlackRock Fixed-Income
Complex and the Exchange-Traded
Fund Complex (2014- 2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).
Rachel Aguirre (1982)	Executive Vice President (since 2022).
Managing Director, BlackRock, Inc.
(since 2018); Director, BlackRock, Inc.
(2009-2018); Head of U.S. iShares
Product (since 2022); Head of EII U.S.
Product Engineering (since 2021);
Co-Head of EII’s Americas Portfolio
Engineering (2020-2021); Head of
Developed Markets Portfolio
Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).
James Mauro (1970)	Executive Vice President (since 2021).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds' investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve (or continue to serve) as a Trustee.
Robert S. Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has also served as a Director of iShares, Inc. since 2009, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President of BlackRock, Inc., and is a member of the Global Executive Committee and Chairman of the Global Operating Committee. He is responsible for day-to-day oversight of BlackRock's key operating units, including Investment Strategies, Client Businesses, Technology & Operations, and Risk & Quantitative Analysis. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Vice Chairman of BlackRock,

Inc. and Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania and the Harvard Business School Board of Dean’s Advisors. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Salim Ramji has been a Trustee of the Trust since 2019. Mr. Ramji has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2019. Mr. Ramji is the Global Head of BlackRock’s ETF and Index Investments business. In addition, he is a member of BlackRock’s Global Executive Committee. Prior to assuming his current responsibilities in 2019, Mr. Ramji was Head of BlackRock's U.S. Wealth Advisory business, where he was responsible for leading BlackRock's relationships with wealth management firms and platforms, for distributing BlackRock's alpha-seeking and iShares investment capabilities and for the adoption of BlackRock's portfolio construction and digital wealth technologies to financial advisors. Mr. Ramji joined BlackRock in 2014, serving initially as the Global Head of Corporate Strategy. Prior to BlackRock, Mr. Ramji was a Senior Partner at McKinsey & Company, where he led the Asset and Wealth Management practice areas. He started his career as a corporate finance and mergers and acquisitions lawyer at Clifford Chance LLP in London and Hong Kong. He has served as a Trustee of Graham Windham, a New York-based child care agency, since 2007. Mr. Ramji earned a bachelor's degree in economics and politics from University of Toronto, a law degree from Cambridge University and is a CFA charter holder.
John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Trust's Board since 2022. Mr. Kerrigan has also served as a Director of iShares, Inc. since 2005, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Equity Plus and Nominating and Governance Committees of each Board from 2019 to 2021, and as Chair of each Board since 2022. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan has served as Chief Investment Officer of Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Managing Director, Institutional Client Division, Western United States. Mr. Kerrigan has been a Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Jane D. Carlin has been a Trustee of the Trust since 2015 and Chair of the Risk Committee since 2016. Ms. Carlin has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2015, and Chair of the Risk Committee of each Board since 2016. Ms. Carlin has served as a consultant since 2012 and formerly served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as a member of the Audit Committee and as a Director of The Hanover Insurance Group, Inc., each since 2016, and as Chair of the Audit Committee since 2020. Ms. Carlin served as a member of the Audit Committee from 2012 to 2018, Chair of the Nominating and Governance Committee from 2017 to 2018 and as an Independent Director on the Board of PHH Corporation from 2012 to 2018. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Richard L. Fagnani has been a Trustee of the Trust since 2017 and Chair of the Audit Committee of the Trust since 2019. Mr. Fagnani has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2017, and Chair of the Audit Committee of each Board since 2019. Mr. Fagnani served as an Advisory Board Member of the Trust, iShares U.S. ETF Trust and iShares, Inc. from April 2017 to June 2017. Mr. Fagnani served as a Senior Audit Partner at KPMG LLP from 2002 to 2016, most recently as the U.S. asset management audit practice leader responsible for setting strategic direction and execution of the operating plan for the asset management audit practice. In addition, from 1977 to 2002, Mr. Fagnani served as an Audit Partner at Andersen LLP, where he developed and managed the asset management audit practice in the Philadelphia office. Mr. Fagnani served as a Trustee on the Board of the Walnut Street Theater in Philadelphia from 2009 to 2014 and as a member of the School of Business Advisory Board at LaSalle University from 2006 to 2014. Mr. Fagnani has also served as a

Director of One Generation Away, a non-profit which works to bring healthy food directly to people in need, since 2021. Mr. Fagnani has a BS degree in Accounting from LaSalle University.
Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Equity Plus and Nominating and Governance Committees of the Trust since 2022. Ms. Herbert has also served as a Director of iShares, Inc. since 2005, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Trust's Board from 2016 to 2021, and Chair of the Equity Plus and Nominating and Governance Committees of each Board since 2022. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Previously, Ms. Herbert served as Trustee of the Montgomery Funds from 1992 to 2003, the Pacific Select Funds from 2004 to 2005, the Forward Funds from 2009 to 2018, the Salient Funds from 2015 to 2018 and the Thrivent Church Loan and Income Fund from 2019 to 2022. She has served as a member of the Finance, Audit and Quality Committees and Trustee of Stanford Health Care since 2016 and became Chair of the Finance Committee of Stanford Health Care in 2019. She has served as a Trustee of WNET, New York’s public media station, since 2011 and a Member of its Audit Committee since 2018. She was appointed to the Wyoming State Investment Funds Committee in 2022. She became a member of the Governing Council of the Independent Directors Council in 2018. She has served as a Director of the Senior Center of Jackson Hole since 2020 and of the Jackson Hole Center for the Arts since 2021. She was President of the Board of Catholic Charities CYO, the largest social services agency in the San Francisco Bay Area, from 2007 to 2011 and a member of that board from 1992 to 2013. She worked from 1973 to 1990 at J.P. Morgan/Morgan Guaranty Trust doing international corporate finance and corporate lending, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
Drew E. Lawton has been a Trustee of the Trust since 2017 and Chair of the 15(c) Committee of the Trust since 2017. Mr. Lawton has also served as a Director of iShares, Inc., a Trustee of iShares U.S. ETF Trust, and Chair of the 15(c) Committee of each Board since 2017. Mr. Lawton also served as an Advisory Board Member of the Trust, iShares, Inc. and iShares U.S. ETF Trust from 2016 to 2017. Mr. Lawton served as Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds from March 2016 to October 2016. Mr. Lawton has also served as a member of the Compensation and Finance and Risk Committees and Director of Jackson Financial Inc. since 2021. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 to 2015, most recently as a Senior Managing Director and Chief Executive Officer of New York Life Investment Management. From 2008 to 2010, Mr. Lawton was the President of Fridson Investment Advisors, LLC. Mr. Lawton previously held multiple roles at Fidelity Investments from 1997 to 2008. Mr. Lawton has been an Adjunct Professor at the University of North Texas since 2021. Mr. Lawton has a BA degree in Administrative Science from Yale University and an MBA from University of North Texas.
John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2019. Mr. Martinez has also served as a Director of iShares, Inc. since 2003, a Trustee of iShares U.S. ETF Trust since 2011, and Chair of the Securities Lending Committee of each Board since 2019. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of Real Estate Equity Exchange, Inc., providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. From 2017 to 2020, Mr. Martinez served as a Board member for the Cloudera Foundation. Mr. Martinez previously served as Director of Barclays Global Investors (“BGI”) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003 to 2012, he was a Director and Executive Committee Member for Larkin Street Youth Services. He now serves on the Larkin Street Honorary Board. From 2012 to 2016, Mr. Martinez served as a Director for Reading Partners. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the Fixed Income Plus Committee of the Trust since 2019. Mr. Rajan has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2011, and Chair of the Fixed Income Plus Committee of each Board since 2019. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Dean and George Pratt Shultz Professor of Accounting at the University of Chicago Booth School of Business and also serves as Chair of the Board for the Center for Research in Security Prices, LLC, an affiliate of the University of Chicago Booth School of Business, since 2020. He has served on the Advisory Board of C.M. Capital Corporation since 2016 and as a Director of C.M. Capital Corporation since 2020. From 2001 to 2017, Mr. Rajan was the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. In April 2017, he

received the school’s Robert T. Davis Award for Lifetime Achievement and Service. He has taught accounting for over 25 years to undergraduate, MBA and law students, as well as to senior executives. From 2010 to 2016, Mr. Rajan served as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. From 2013 to 2018, Mr. Rajan served on the Board of Directors of Cavium Inc., a semiconductor company. Mr. Rajan holds MS and PhD degrees in Accounting from Carnegie Mellon University.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular in person meetings four times a year. In addition, the Board frequently holds special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Board Chair. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established seven standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, a Risk Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each standing Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Funds is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Funds. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. For example, BFA has an independent dedicated Risk and Quantitative Analysis Group (“RQA”) that assists BFA in managing fiduciary and corporate risks, including investment, operational, counterparty credit and enterprise risk. Representatives of RQA meet with the Board to discuss their analysis and methodologies, as well as specific risk topics such as operational and counterparty risks relating to the Funds. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting each Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with both the Funds' independent registered public accounting firm and BFA’s internal audit group to review risk controls in place that support each Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between BFA and the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Funds' investment performance or other activities.
Committees of the Board of Trustees.  The members of the Audit Committee are Richard L. Fagnani (Chair), Cecilia H. Herbert and Madhav V. Rajan, each of whom is an Independent Trustee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended March 31, 2023.
The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Madhav V. Rajan and Drew E. Lawton, each of whom is an Independent Trustee. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board and recommends appointments to the Advisory Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Board Chair; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Board Chair and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met two times during the fiscal year ended March 31, 2023.
Each Independent Trustee serves on the 15(c) Committee. The Chair of the 15(c) Committee is Drew E. Lawton. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met two times during the fiscal year ended March 31, 2023.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the securities lending agent. The Securities Lending Committee met five times during the fiscal year ended March 31, 2023.
The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), John E. Martinez and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended March 31, 2023.
The members of the Fixed Income Plus Committee are Madhav V. Rajan (Chair), Jane D. Carlin and Richard L. Fagnani, each of whom is an Independent Trustee. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed-income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended March 31, 2023.
The members of the Risk Committee are Jane D. Carlin (Chair), Richard L. Fagnani and John E. Martinez, each of whom is an Independent Trustee. The principal responsibility of the Risk Committee is to consider and organize on behalf of the Board risk related matters of the Funds so the Board may most effectively structure itself to oversee them. The Risk Committee commenced on January 1, 2016. The Risk Committee met six times during the fiscal year ended March 31, 2023.
As the Chair of the Board, John E. Kerrigan may serve as an ex-officio member of each Committee.
The following table sets forth, as of December 31, 2022, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Salim Ramji	iShares Broad USD Investment Grade Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Commodity Curve Carry Strategy ETF	$50,001-$100,000
	iShares Core Aggressive Allocation ETF	Over $100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	$1-$10,000
	iShares Core S&P 500 ETF	$1-$10,000
	iShares Core S&P Mid-Cap ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	$1-$10,000
	iShares ESG Aware MSCI USA ETF	$1-$10,000
	iShares Expanded Tech Sector ETF	$1-$10,000
	iShares Expanded Tech-Software Sector ETF	$1-$10,000
	iShares Global Clean Energy ETF	$1-$10,000
	iShares GSCI Commodity Dynamic Roll Strategy ETF	$50,001-$100,000

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares High Yield Corporate Bond Buywrite Strategy ETF	$10,001-$50,000
	iShares Investment Grade Corporate Bond Buywrite Strategy ETF	$10,001-$50,000
	iShares MSCI Emerging Markets Min Vol Factor ETF	$10,001-$50,000
	iShares Robotics and Artificial Intelligence Multisector ETF	$1-$10,000
	iShares TIPS Bond ETF	$10,001-$50,000

John E. Kerrigan	iShares Core S&P 500 ETF	Over $100,000	Over $100,000
	iShares Core S&P Small-Cap ETF	$10,001-$50,000
	iShares ESG Advanced MSCI EAFE ETF	$1-$10,000
	iShares ESG Advanced MSCI USA ETF	$1-$10,000
	iShares ESG Aware MSCI EAFE ETF	$10,001-$50,000
	iShares ESG Aware MSCI EM ETF	$1-$10,000
	iShares ESG Aware MSCI USA ETF	Over $100,000
	iShares ESG Aware MSCI USA Small-Cap ETF	$1-$10,000
	iShares Exponential Technologies ETF	Over $100,000
	iShares Genomics Immunology and Healthcare ETF	$10,001-$50,000
	iShares Global Clean Energy ETF	Over $100,000
	iShares Global Infrastructure ETF	Over $100,000
	iShares GSCI Commodity Dynamic Roll Strategy ETF	$1-$10,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI EAFE Growth ETF	$10,001-$50,000
	iShares MSCI EAFE Value ETF	$50,001-$100,000
	iShares MSCI Emerging Markets Min Vol Factor ETF	$10,001-$50,000
	iShares MSCI KLD 400 Social ETF	$10,001-$50,000
	iShares MSCI USA ESG Select ETF	$1-$10,000
	iShares MSCI USA Min Vol Factor ETF	$10,001-$50,000
	iShares MSCI USA Momentum Factor ETF	$10,001-$50,000
	iShares U.S. Energy ETF	$1-$10,000
	iShares U.S. Infrastructure ETF	$1-$10,000
	iShares U.S. Technology ETF	$10,001-$50,000

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jane D. Carlin	iShares Core MSCI EAFE ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000
	iShares Core S&P Mid-Cap ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Global Clean Energy ETF	$10,001-$50,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI Global Metals & Mining Producers ETF	$10,001-$50,000
	iShares Select Dividend ETF	$50,001-$100,000

Richard L. Fagnani	iShares Core Dividend Growth ETF	$50,001-$100,000	Over $100,000
	iShares Core MSCI EAFE ETF	$50,001-$100,000
	iShares Core MSCI International Developed Markets ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	$50,001-$100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	$50,001-$100,000
	iShares Core S&P U.S. Growth ETF	$50,001-$100,000
	iShares Morningstar Growth ETF	Over $100,000
	iShares Morningstar Mid-Cap Value ETF	$10,001-$50,000
	iShares MSCI Intl Value Factor ETF	$10,001-$50,000

Cecilia H. Herbert	iShares California Muni Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	$50,001-$100,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P U.S. Growth ETF	Over $100,000
	iShares Core S&P U.S. Value ETF	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares MSCI USA Value Factor ETF	Over $100,000
	iShares National Muni Bond ETF	$10,001-$50,000
	iShares Preferred and Income Securities ETF	$1-$10,000

Drew E. Lawton	iShares 20+ Year Treasury Bond BuyWrite Strategy ETF	$50,001-$100,000	Over $100,000
	iShares Biotechnology ETF	Over $100,000
	iShares Core Dividend Growth ETF	Over $100,000

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Expanded Tech Sector ETF	$50,001-$100,000
	iShares Exponential Technologies ETF	Over $100,000
	iShares Global Financials ETF	$10,001-$50,000
	iShares iBonds Dec 2023 Term Treasury ETF	Over $100,000
	iShares U.S. Financial Services ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$10,001-$50,000
	iShares U.S. Healthcare ETF	Over $100,000

John E. Martinez	iShares 1-5 Year Investment Grade Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core MSCI International Developed Markets ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000

Madhav V. Rajan	iShares Core MSCI International Developed Markets ETF	Over $100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
As of December 31, 2022, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees and Advisory Board Members.  Effective January 1, 2023, each current Independent Trustee is paid an annual retainer of $440,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The annual retainer for services as an Advisory Board Member is the same as the annual retainer for services as a Board member.  The Independent Chair of the Board is paid an additional annual retainer of $125,000. The Chair of each of the Equity Plus Committee, Fixed Income Plus Committee, Securities Lending Committee, Nominating and Governance Committee and 15(c) Committee is paid an additional annual retainer of $30,000. The Chair of each of the Audit Committee and Risk Committee is paid an additional annual retainer of $45,000. Each Independent Trustee that served as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).

The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee for services to each Fund for the fiscal year ended March 31, 2023 and the aggregate compensation paid to them for services to the Exchange-Traded Fund Complex for the calendar year ended December 31, 2022.
Name	iShares Biotechnology ETF	iShares Core S&P 500 ETF	iShares Core S&P Mid-Cap ETF	iShares Core S&P Small-Cap ETF
Independent Trustees:

Jane D. Carlin	$1,698	$60,657	$0	$0
Richard L. Fagnani	1,698	60,657	0	0
Cecilia H. Herbert	1,739	62,109	0	0
John E. Kerrigan	1,879	67,110	0	0
Drew E. Lawton	1,644	58,721	0	0
John E. Martinez	1,644	58,721	0	0
Madhav V. Rajan	1,644	58,721	0	0

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$0
Salim Ramji	0	0	0	0

Name	iShares Core S&P Total U.S. Stock Market ETF	iShares Core S&P U.S. Growth ETF	iShares Core S&P U.S. Value ETF	iShares ESG Screened S&P 500 ETF
Independent Trustees:

Jane D. Carlin	$8,301	$2,608	$2,811	$27
Richard L. Fagnani	8,301	2,608	2,811	27
Cecilia H. Herbert	8,500	2,670	2,879	28
John E. Kerrigan	9,184	2,885	3,110	30
Drew E. Lawton	8,036	2,525	2,722	27
John E. Martinez	8,036	2,525	2,722	27
Madhav V. Rajan	8,036	2,525	2,722	27

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$0
Salim Ramji	0	0	0	0

Name	iShares ESG Screened S&P Mid-Cap ETF	iShares ESG Screened S&P Small-Cap ETF	iShares Europe ETF	iShares Expanded Tech Sector ETF
Independent Trustees:

Jane D. Carlin	$22	$9	$274	$592
Richard L. Fagnani	22	9	274	592
Cecilia H. Herbert	22	10	280	607
John E. Kerrigan	24	10	303	656
Drew E. Lawton	21	9	265	574
John E. Martinez	21	9	265	574
Madhav V. Rajan	21	9	265	574

Interested Trustees:

Name	iShares ESG Screened S&P Mid-Cap ETF	iShares ESG Screened S&P Small-Cap ETF	iShares Europe ETF	iShares Expanded Tech Sector ETF
Robert S. Kapito	$0	$0	$0	$0
Salim Ramji	0	0	0	0

Name	iShares Expanded Tech-Software Sector ETF	iShares Factors US Growth Style ETF	iShares Factors US Value Style ETF	iShares Focused Value Factor ETF
Independent Trustees:

Jane D. Carlin	$1,140	$0	$1	$4
Richard L. Fagnani	1,140	0	1	4
Cecilia H. Herbert	1,167	0	1	4
John E. Kerrigan	1,261	0	1	5
Drew E. Lawton	1,104	0	1	4
John E. Martinez	1,104	0	1	4
Madhav V. Rajan	1,104	0	1	4

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$0
Salim Ramji	0	0	0	0

Name	iShares International Developed Small Cap Value Factor ETF	iShares JPX-Nikkei 400 ETF	iShares Micro-Cap ETF	iShares Mortgage Real Estate ETF
Independent Trustees:

Jane D. Carlin	$33	$12	$190	$123
Richard L. Fagnani	33	12	190	123
Cecilia H. Herbert	34	12	194	126
John E. Kerrigan	37	13	210	136
Drew E. Lawton	32	11	184	119
John E. Martinez	32	11	184	119
Madhav V. Rajan	32	11	184	119

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$0
Salim Ramji	0	0	0	0

Name	iShares North American Natural Resources ETF	iShares North American Tech-Multimedia Networking ETF	iShares Preferred and Income Securities ETF	iShares Residential and Multisector Real Estate ETF
Independent Trustees:

Jane D. Carlin	$170	$23	$2,735	$133
Richard L. Fagnani	170	23	2,735	133
Cecilia H. Herbert	174	23	2,801	136
John E. Kerrigan	188	25	3,026	147
Drew E. Lawton	164	22	2,648	129
John E. Martinez	164	22	2,648	129
Madhav V. Rajan	164	22	2,648	129

Name	iShares North American Natural Resources ETF	iShares North American Tech-Multimedia Networking ETF	iShares Preferred and Income Securities ETF	iShares Residential and Multisector Real Estate ETF

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$0
Salim Ramji	0	0	0	0

Name	iShares Russell 1000 ETF	iShares Russell 1000 Growth ETF	iShares Russell 1000 Value ETF	iShares Russell 2000 ETF
Independent Trustees:

Jane D. Carlin	$6,003	$13,449	$10,707	$10,384
Richard L. Fagnani	6,003	13,449	10,707	10,384
Cecilia H. Herbert	6,147	13,771	10,963	10,633
John E. Kerrigan	6,642	14,880	11,846	11,489
Drew E. Lawton	5,811	13,020	10,365	10,053
John E. Martinez	5,811	13,020	10,365	10,053
Madhav V. Rajan	5,811	13,020	10,365	10,053

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$0
Salim Ramji	0	0	0	0

Name	iShares Russell 2000 Growth ETF	iShares Russell 2000 Value ETF	iShares Russell 3000 ETF	iShares Russell Mid-Cap ETF
Independent Trustees:

Jane D. Carlin	$1,984	$2,422	$2,270	$5,866
Richard L. Fagnani	1,984	2,422	2,270	5,866
Cecilia H. Herbert	2,031	2,480	2,325	6,007
John E. Kerrigan	2,195	2,679	2,512	6,490
Drew E. Lawton	1,921	2,344	2,198	5,679
John E. Martinez	1,921	2,344	2,198	5,679
Madhav V. Rajan	1,921	2,344	2,198	5,679

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$0
Salim Ramji	0	0	0	0

Name	iShares Russell Mid-Cap Growth ETF	iShares Russell Mid-Cap Value ETF	iShares Russell Top 200 ETF	iShares Russell Top 200 Growth ETF
Independent Trustees:

Jane D. Carlin	$2,583	$2,682	$170	$1,256
Richard L. Fagnani	2,583	2,682	170	1,256

Name	iShares Russell Mid-Cap Growth ETF	iShares Russell Mid-Cap Value ETF	iShares Russell Top 200 ETF	iShares Russell Top 200 Growth ETF
Cecilia H. Herbert	2,645	2,746	174	1,286
John E. Kerrigan	2,858	2,968	188	1,389
Drew E. Lawton	2,500	2,597	165	1,216
John E. Martinez	2,500	2,597	165	1,216
Madhav V. Rajan	2,500	2,597	165	1,216

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$0
Salim Ramji	0	0	0	0

Name	iShares Russell Top 200 Value ETF	iShares S&P 100 ETF	iShares S&P 500 Growth ETF	iShares S&P 500 Value ETF
Independent Trustees:

Jane D. Carlin	$330	$1,597	$6,383	$5,180
Richard L. Fagnani	330	1,597	6,383	5,180
Cecilia H. Herbert	337	1,636	6,536	5,304
John E. Kerrigan	365	1,767	7,063	5,731
Drew E. Lawton	319	1,546	6,180	5,014
John E. Martinez	319	1,546	6,180	5,014
Madhav V. Rajan	319	1,546	6,180	5,014

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$0
Salim Ramji	0	0	0	0

Name	iShares S&P Mid-Cap 400 Growth ETF	iShares S&P Mid-Cap 400 Value ETF	iShares S&P Small-Cap 600 Growth ETF	iShares S&P Small-Cap 600 Value ETF
Independent Trustees:

Jane D. Carlin	$0	$0	$0	$1,485
Richard L. Fagnani	0	0	0	1,485
Cecilia H. Herbert	0	0	0	1,520
John E. Kerrigan	0	0	0	1,642
Drew E. Lawton	0	0	0	1,437
John E. Martinez	0	0	0	1,437
Madhav V. Rajan	0	0	0	1,437

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$0
Salim Ramji	0	0	0	0

Name	iShares Semiconductor ETF	iShares U.S. Aerospace & Defense ETF	iShares U.S. Broker-Dealers & Securities Exchanges ETF	iShares U.S. Healthcare Providers ETF
Independent Trustees:

Jane D. Carlin	$1,648	$1,234	$161	$246
Richard L. Fagnani	1,648	1,234	161	246
Cecilia H. Herbert	1,687	1,264	165	252
John E. Kerrigan	1,823	1,365	178	272
Drew E. Lawton	1,595	1,195	156	238
John E. Martinez	1,595	1,195	156	238
Madhav V. Rajan	1,595	1,195	156	238

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$0
Salim Ramji	0	0	0	0

Name	iShares U.S. Home Construction ETF	iShares U.S. Infrastructure ETF	iShares U.S. Insurance ETF	iShares U.S. Medical Devices ETF
Independent Trustees:

Jane D. Carlin	$347	$0	$95	$1,271
Richard L. Fagnani	347	0	95	1,271
Cecilia H. Herbert	355	0	97	1,301
John E. Kerrigan	384	0	105	1,406
Drew E. Lawton	336	0	92	1,230
John E. Martinez	336	0	92	1,230
Madhav V. Rajan	336	0	92	1,230

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$0
Salim Ramji	0	0	0	0

Name	iShares U.S. Oil & Gas Exploration & Production ETF	iShares U.S. Oil Equipment & Services ETF	iShares U.S. Pharmaceuticals ETF	iShares U.S. Real Estate ETF
Independent Trustees:

Jane D. Carlin	$154	$47	$80	$684
Richard L. Fagnani	154	47	80	684
Cecilia H. Herbert	158	48	82	701
John E. Kerrigan	171	52	88	757
Drew E. Lawton	150	46	77	663
John E. Martinez	150	46	77	663
Madhav V. Rajan	150	46	77	663

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$0
Salim Ramji	0	0	0	0

Name	iShares U.S. Regional Banks ETF	iShares U.S. Telecommunications ETF	iShares US Small Cap Value Factor
Independent Trustees:

Jane D. Carlin	$169	$64	$21
Richard L. Fagnani	169	64	21
Cecilia H. Herbert	173	65	21
John E. Kerrigan	187	71	23
Drew E. Lawton	164	62	20
John E. Martinez	164	62	20
Madhav V. Rajan	164	62	20

Interested Trustees:

Robert S. Kapito	$0	$0	$0
Salim Ramji	0	0	0

Name	Pension or Retirement Benefits Accrued As Part of Trust Expenses[1]	Estimated Annual Benefits Upon Retirement[1]	Total Compensation From the Funds and Fund Complex[2]
Independent Trustees:

Jane D. Carlin	Not Applicable	Not Applicable	465,000
Richard L. Fagnani	Not Applicable	Not Applicable	476,764
Cecilia H. Herbert	Not Applicable	Not Applicable	475,000
John E. Kerrigan	Not Applicable	Not Applicable	505,000
Drew E. Lawton	Not Applicable	Not Applicable	461,764
John E. Martinez	Not Applicable	Not Applicable	450,000
Madhav V. Rajan	Not Applicable	Not Applicable	450,000

Interested Trustees:

Robert S. Kapito	Not Applicable	Not Applicable	$0
Salim Ramji	Not Applicable	Not Applicable	0

1
No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
2
Also includes compensation for service on the Board of Trustees of iShares U.S. ETF Trust and the Board of Directors of iShares, Inc.
Control Persons and Principal Holders of Securities.
The Trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares as of June 30, 2023.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of June 30, 2023, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

Fund	Name	Percentage of Ownership
iShares Biotechnology ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	16.26%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	11.81%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	11.60%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	8.69%

iShares Core S&P 500 ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	18.23%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	10.78%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.46%

iShares Core S&P Mid-Cap ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	14.81%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	11.72%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.64%

iShares Core S&P Small-Cap ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	15.53%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	14.35%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.32%

iShares Core S&P Total U.S. Stock Market ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	27.68%

Fund	Name	Percentage of Ownership
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	8.58%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	8.08%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	6.30%

iShares Core S&P U.S. Growth ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	29.38%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	14.47%
	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	11.78%
	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131	9.87%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	8.07%

iShares Core S&P U.S. Value ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	34.24%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	16.98%
	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	7.73%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	7.69%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	6.19%
	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131	5.10%

Fund	Name	Percentage of Ownership
iShares ESG Screened S&P 500 ETF	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	18.10%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	16.39%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	14.54%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	11.96%
	Northern Trust Company (The) 801 South Canal Street Chicago, IL 60607	9.90%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	9.07%

iShares ESG Screened S&P Mid-Cap ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	30.16%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	12.56%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	11.36%
	Raymond, James & Associates, Inc. 880 Carillon Parkway P.O. Box 12749 St. Petersburg, FL 33733	10.31%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	6.42%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.66%

iShares ESG Screened S&P Small-Cap ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	39.99%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	12.01%

Fund	Name	Percentage of Ownership
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.31%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	8.10%
	BofA Securities, Inc. 100 N Tryon Street NC1-007-14-30 Charlotte, NC 28255	7.86%
	The Bank of New York Mellon 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057	5.49%

iShares Europe ETF	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	30.62%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	9.12%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	8.41%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	7.01%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	5.19%

iShares Expanded Tech Sector ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	17.32%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	13.14%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	10.55%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	5.56%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	5.31%

Fund	Name	Percentage of Ownership
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.09%

iShares Expanded Tech-Software Sector ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	16.01%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	13.08%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	13.01%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	8.56%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	5.22%

iShares Factors US Growth Style ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	52.35%
	BofA Securities, Inc. 100 N Tryon Street NC1-007-14-30 Charlotte, NC 28255	22.16%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	9.94%

iShares Factors US Value Style ETF	BofA Securities, Inc. 100 N Tryon Street NC1-007-14-30 Charlotte, NC 28255	30.55%
	ABN AMRO Clearing Chicago LLC 175 West Jackson Boulevard Chicago, IL 60604	23.63%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	17.09%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	8.74%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.58%

Fund	Name	Percentage of Ownership
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	5.54%

iShares Focused Value Factor ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	13.49%
	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	11.74%
	BofA Securities, Inc. 100 N Tryon Street NC1-007-14-30 Charlotte, NC 28255	11.15%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	10.74%
	ABN AMRO Clearing Chicago LLC 175 West Jackson Boulevard Chicago, IL 60604	9.69%
	Scotia Capital Inc. Scotia Plaza 40 King Street West 23rd Floor Toronto, ON M5W 2X6 CA	8.87%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	6.97%
	Raymond, James & Associates, Inc. 880 Carillon Parkway P.O. Box 12749 St. Petersburg, FL 33733	5.93%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	5.28%

iShares International Developed Small Cap Value Factor ETF	The Bank of New York Mellon 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057	90.09%

iShares JPX-Nikkei 400 ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	23.15%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	15.03%

Fund	Name	Percentage of Ownership
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	10.66%
	Jane Street Capital, LLC 250 Vesey Street 5th Floor New York, NY 10281	6.20%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.75%

iShares Micro-Cap ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	28.59%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	20.57%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	9.02%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	6.73%

iShares Mortgage Real Estate ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	17.39%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	14.04%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	8.55%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	7.71%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	6.93%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	5.31%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.13%

Fund	Name	Percentage of Ownership
iShares North American Natural Resources ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	15.70%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	11.36%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	10.03%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	8.57%

iShares North American Tech-Multimedia Networking ETF	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	18.68%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	11.96%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	11.20%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	10.53%
	BofA Securities, Inc. 100 N Tryon Street NC1-007-14-30 Charlotte, NC 28255	8.68%
	UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	7.91%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	5.98%

iShares Preferred and Income Securities ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	17.22%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	15.88%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	7.42%

Fund	Name	Percentage of Ownership
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	6.21%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	5.35%

iShares Residential and Multisector Real Estate ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	19.17%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	14.51%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	10.14%
	American Enterprise Investment Services Inc. 719 Griswold St. Detroit, MI 48226	7.67%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	6.49%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.02%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.74%

iShares Russell 1000 ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	20.92%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	14.38%
	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131	7.34%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.53%

iShares Russell 1000 Growth ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	15.80%

Fund	Name	Percentage of Ownership
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	13.24%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	10.82%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	9.20%

iShares Russell 1000 Value ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	15.84%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	12.58%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	12.20%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	6.39%

iShares Russell 2000 ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	11.86%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	10.87%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	5.56%
	Bank of America, National Association GWIM TRUST OPERATIONS 411 N. Akard Street 5th Floor Dallas, TX 75201	5.52%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.04%

iShares Russell 2000 Growth ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	12.55%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	11.60%

Fund	Name	Percentage of Ownership
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	9.47%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.23%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	6.15%

iShares Russell 2000 Value ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	12.39%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	11.85%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	10.59%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	6.03%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.51%

iShares Russell 3000 ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	21.08%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	16.52%
	Northern Trust Company (The) 801 South Canal Street Chicago, IL 60607	5.98%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.88%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.38%

Fund	Name	Percentage of Ownership
iShares Russell Mid-Cap ETF	Bank of America, National Association GWIM TRUST OPERATIONS 411 N. Akard Street 5th Floor Dallas, TX 75201	13.54%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	8.98%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	7.73%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	6.39%
	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131	6.16%

iShares Russell Mid-Cap Growth ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	12.99%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	10.69%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	10.40%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	10.22%
	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131	5.24%

iShares Russell Mid-Cap Value ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	12.64%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	12.33%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	9.16%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	8.42%
	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131	8.06%

Fund	Name	Percentage of Ownership
iShares Russell Top 200 ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	17.20%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	17.04%
	American Enterprise Investment Services Inc. 719 Griswold St. Detroit, MI 48226	14.56%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	9.27%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	6.13%
	BMO Harris Bank N.A. 111 West Monroe Street, Floor 6E Chicago, IL 60690	5.31%

iShares Russell Top 200 Growth ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	21.71%
	SEI Private Trust Company/C/O GWP 1 Freedom Valley Drive Oaks, PA 19456	13.32%
	Reliance Trust Company, FIS TrustDesk MKE 11277 West Park Place, Suite 300 Milwaukee, WI 53224	12.22%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	10.43%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	6.77%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.21%
	American Enterprise Investment Services Inc. 719 Griswold St. Detroit, MI 48226	5.30%

iShares Russell Top 200 Value ETF	SEI Private Trust Company/C/O GWP 1 Freedom Valley Drive Oaks, PA 19456	31.76%
	Reliance Trust Company, FIS TrustDesk MKE 11277 West Park Place, Suite 300 Milwaukee, WI 53224	27.29%

Fund	Name	Percentage of Ownership
	National Financial Services LLC 245 Summer Street Boston, MA 02210	11.08%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	5.73%

iShares S&P 100 ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	14.34%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	12.46%
	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131	10.00%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	8.66%
	Bank of America, National Association GWIM TRUST OPERATIONS 411 N. Akard Street 5th Floor Dallas, TX 75201	7.21%
	Fifth Third Bank (The) 5001 Kingsley Drive Cincinnati, OH 45263	5.04%

iShares S&P 500 Growth ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	19.39%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	9.99%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	9.34%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	8.64%
	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131	7.45%

iShares S&P 500 Value ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	19.08%

Fund	Name	Percentage of Ownership
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	10.99%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	9.85%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	9.13%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	5.90%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.90%

iShares S&P Mid-Cap 400 Growth ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	18.81%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	11.08%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	9.23%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	5.61%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	5.51%
	Wells Fargo Bank, National Association 733 Marquette Ave 4th Floor Minneapolis, MN 55402	5.22%

iShares S&P Mid-Cap 400 Value ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	21.39%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	10.86%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	8.45%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	5.44%

Fund	Name	Percentage of Ownership
	American Enterprise Investment Services Inc. 719 Griswold St. Detroit, MI 48226	5.35%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	5.26%

iShares S&P Small-Cap 600 Growth ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	21.41%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	13.55%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	10.32%

iShares S&P Small-Cap 600 Value ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	22.02%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	19.41%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	7.96%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.58%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	5.09%

iShares Semiconductor ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	15.80%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	11.52%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	10.06%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	7.66%

Fund	Name	Percentage of Ownership
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.72%

iShares U.S. Aerospace & Defense ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	18.03%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	10.87%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	9.96%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	6.54%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	5.77%
	American Enterprise Investment Services Inc. 719 Griswold St. Detroit, MI 48226	5.24%

iShares U.S. Broker-Dealers & Securities Exchanges ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	17.64%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	15.38%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	10.06%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	9.04%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	8.16%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	5.39%
	Raymond, James & Associates, Inc. 880 Carillon Parkway P.O. Box 12749 St. Petersburg, FL 33733	5.35%

Fund	Name	Percentage of Ownership

iShares U.S. Healthcare Providers ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	16.01%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	14.44%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	8.58%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	7.89%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.24%

iShares U.S. Home Construction ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	24.39%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	9.99%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	6.70%
	Northern Trust Company (The) 801 South Canal Street Chicago, IL 60607	5.68%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.02%

iShares U.S. Infrastructure ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	25.95%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	13.82%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.38%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	7.00%

Fund	Name	Percentage of Ownership
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	5.26%

iShares U.S. Insurance ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	19.06%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	11.59%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	11.42%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	8.62%
	Raymond, James & Associates, Inc. 880 Carillon Parkway P.O. Box 12749 St. Petersburg, FL 33733	7.61%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	7.14%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	6.27%
	RBC Capital Markets, LLC 3 World Financial Center 200 Vesey Street New York, NY 10281-8098	5.07%

iShares U.S. Medical Devices ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	14.94%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	11.92%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	7.96%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	6.36%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	6.21%

Fund	Name	Percentage of Ownership
	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	5.03%

iShares U.S. Oil & Gas Exploration & Production ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	17.91%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	13.17%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	8.90%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	7.00%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	6.23%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	5.52%

iShares U.S. Oil Equipment & Services ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	15.99%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	14.66%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	10.63%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	6.56%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	5.13%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.12%

iShares U.S. Pharmaceuticals ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	14.84%

Fund	Name	Percentage of Ownership
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	12.43%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	8.23%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	6.56%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.69%

iShares U.S. Real Estate ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	13.04%
	Interactive Brokers Retail Equity Clearing 8 Greenwich Office Park Greenwich, CT 06831	12.55%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	9.83%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	5.13%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	5.01%

iShares U.S. Regional Banks ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	21.52%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	18.73%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	7.93%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.59%

iShares U.S. Telecommunications ETF	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	18.92%

Fund	Name	Percentage of Ownership
	National Financial Services LLC 245 Summer Street Boston, MA 02210	12.65%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	8.23%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	7.00%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	6.37%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.39%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	5.23%

iShares US Small Cap Value Factor ETF	National Financial Services LLC 245 Summer Street Boston, MA 02210	21.60%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	13.72%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	11.77%
	National Bank Financial Inc. 1155 Metcalfe Street Montreal, QC H3B 4S9 Canada	10.86%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.81%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.96%

Conflicts of Interest.  Certain activities of BFA, BlackRock, Inc. and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers and employees, with respect to the Funds and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including managing equities, fixed-income securities, cash and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, financial and other relationships with, or interests in, companies and interests in securities or other instruments that may be purchased or sold by a Fund.
BlackRock has proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Funds. BlackRock is also a major participant in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on a Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Funds.
When BlackRock seeks to purchase or sell the same assets for managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small-capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds. In addition, to the extent permitted by applicable law, certain Funds may invest their assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and sales, and increased remuneration and profitability for BlackRock, and/or its personnel, including portfolio managers.
In certain circumstances, BlackRock, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Funds, if BlackRock believes such transactions are appropriate based on each party's investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Funds. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when a Fund participates in a cross trade, BlackRock will comply with procedures adopted under applicable rules and SEC guidance.
BlackRock and its clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of a Fund's investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) which it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.
From time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities of BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
The Funds may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Funds, the investment management fee amounts paid by the Funds to BlackRock may also increase. The price, availability and liquidity of a Fund may be impacted by purchases and sales of the Fund by model-driven investment portfolios, as well as by BlackRock itself and by its advisory clients.
In addition, certain principals and certain employees of a Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock or, to the extent permitted by the SEC and applicable law, BlackRock serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock.
BlackRock may also create, write or issue derivatives for clients based on the underlying securities, currencies or instruments in which a Fund may invest or on the performance of the Fund. An entity in which BlackRock has a significant minority interest will create, write or issue options which may be based on the performance of certain Funds. BlackRock has the right to receive a portion of the gross revenue earned by such entity. Options writing by such entity on a Fund could potentially lead to increased purchase activity with respect to the Fund and increased assets under management for BlackRock.
BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares funds, related to derivative fixed-income products that are based on such iShares funds. BlackRock may receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating the provision of data in connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. However, BlackRock will not receive any such payments on those derivative products utilized by the Funds or other BlackRock funds or accounts. Other funds and accounts managed by BlackRock may from time to time transact in such derivative products, which could contribute to the viability or success of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased payments to BlackRock. Trading activity in such derivative products could also potentially lead to increased purchase activity with respect to these iShares funds and increased assets under management for BlackRock.
A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients of BlackRock where such other clients have interests adverse to those of the Fund.
At times, these activities may cause business units or entities within BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of a Fund. To the extent such transactions are permitted, a Fund will deal with BlackRock on an arm’s-length basis.
To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on the Funds. Index based funds may use an index provider that is affiliated with another service provider of a Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for a Fund or BlackRock.
Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.
When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, BlackRock may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock in evaluating the Fund's creditworthiness.
BTC, an affiliate of BFA pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Funds. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.
As part of its securities lending program, BlackRock indemnifies the Funds and certain other clients and/or funds against a shortfall in collateral in the event of borrower default. On a regular basis, BlackRock calculates the potential dollar exposure of collateral shortfall resulting from a borrower default (“shortfall risk”) in the securities lending program. BlackRock establishes program-wide borrower limits (“credit limits”) to actively manage borrower-specific credit exposure. BlackRock oversees the risk model that calculates projected collateral shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower credit characteristics. When necessary, BlackRock may adjust securities lending program attributes by restricting eligible collateral or reducing borrower credit limits. As a result, the management of program-wide exposure as well as BlackRock-specific indemnification exposure may affect the amount of securities lending activity BlackRock may conduct at any given point in time by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).
BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e., indemnification exposure limit and borrower credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.
BlackRock may decline to make a securities loan on behalf of a Fund, discontinue lending on behalf of a Fund or terminate a securities loan on behalf of a Fund for any reason, including but not limited to regulatory requirements and/or market rules, liquidity considerations, or credit considerations, which may impact Funds by reducing or eliminating the volume of lending opportunities for certain types of loans, loans in particular markets, loans of particular securities or types of securities, or for loans overall.
Purchases and sales of securities and other assets for a Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
Subject to applicable law, BlackRock may select brokers that furnish BlackRock, the Funds, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock does not currently enter into arrangements to use the Funds' assets for, or participate in, soft dollars, although BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock. BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for a Fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of such Funds. In addition, transactions in Fund shares may be executed on MEMX if third party brokers select MEMX as the appropriate venue for the execution of such orders.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock reserves the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized Participant at any time some or all of the shares of a Fund acquired for its own accounts or the account of a BlackRock advisory client. A large sale or redemption of shares of a Fund by BlackRock itself or a BlackRock advisory client could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund.
It is possible that a Fund may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. A Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock in the course of these activities. In addition, from time to time, the activities of BlackRock may limit a Fund's flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.
BlackRock, its personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
Third parties, including service providers to BlackRock or a Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to a Fund.
BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section in this SAI, when market quotations are not readily available or are believed by BFA to be unreliable, each Fund’s investments are valued at fair value by BFA. BFA has been designated as each Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act and acts through BFA’s Rule 2a-5 Committee (the “2a-5 Committee”), with assistance from other BFA pricing committees and in accordance with BFA’s policies and procedures (the “Valuation Procedures”). When determining a “fair value price,” the 2a-5 Committee seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BFA deems relevant at the time of the determination, and may be based on analytical values determined by BFA using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the 2a-5 Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BFA with respect to services for which it receives an asset-based fee.
To the extent permitted by applicable law, a Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, each Fund, BFA and BlackRock have each adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding a Fund's portfolio transactions. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of each Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
BlackRock will not purchase securities or other property from, or sell securities or other property to, a Fund, except that a Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with another Fund or accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or a Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which a Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.
The investment activities of BlackRock for its proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or are subject to corporate or regulatory ownership restrictions, or invest in certain futures or other derivative transactions, there may be limits on the aggregate amount invested by BlackRock for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached either through the actions of BlackRock or a Fund or as a result of third-party transactions, the ability of BlackRock, on behalf of clients (including the Funds), to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of its clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. BlackRock has adopted certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund and may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage such Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
BlackRock may not serve as an Authorized Participant in the creation and redemption of iShares ETFs.
Under an ETF Services Agreement, certain Funds have retained BRIL, an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Funds (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Funds may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. BlackRock may benefit from the Funds using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to a Fund and the Funds are under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.
The custody arrangement described in “Investment Advisory, Administrative and Distribution Services” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds (or where BlackRock charges a unitary management fee). This is because the custody arrangements with certain Funds' custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds in order to offset fund custody fees that BlackRock might otherwise reimburse or pay. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance. For funds without a unitary management fee, when a fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund.
BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. BlackRock may also enter into contractual arrangements with such service providers pursuant to which BlackRock incurs additional costs if the service provider’s services are terminated with respect to a Fund. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions, or any additional costs, may accrue, in whole or in part, to BlackRock, which could result in conflicts of interest relating to the use or termination of service providers to a Fund.
BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Funds, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock for the use of the systems. A Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.
BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.
In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not apply to the client’s investment in a Fund.
Present and future activities of BlackRock (including BFA), its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to a Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Funds will bear, the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Independent Trustees).

The following describes the calculation of the management fee for each Fund whose management fee is subject to breakpoints. The management fee for all Funds is set forth in the table that follows the description of breakpoints.
For its investment advisory services to iShares U.S. Aerospace & Defense ETF, iShares U.S. Broker-Dealers & Securities Exchanges ETF, iShares U.S. Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF, iShares U.S. Real Estate ETF, iShares U.S. Regional Banks ETF and iShares U.S. Telecommunications ETF, BFA is paid a management fee from such Funds corresponding to each Fund’s allocable portion of an aggregate management fee calculated based on the aggregate average daily net assets of the following iShares Funds: iShares U.S. Aerospace & Defense ETF, iShares U.S. Basic Materials ETF, iShares U.S. Broker-Dealers & Securities Exchanges ETF, iShares U.S. Consumer Discretionary ETF, iShares U.S. Consumer Staples ETF, iShares U.S. Energy ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF, iShares U.S. Healthcare ETF, iShares U.S. Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Industrials ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF, iShares U.S. Real Estate ETF, iShares U.S. Regional Banks ETF, iShares U.S. Technology ETF, iShares U.S. Telecommunications ETF, iShares U.S. Transportation ETF and iShares U.S. Utilities ETF. The aggregate management fee is calculated as follows: 0.4800% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.4300% per annum of the aggregate net assets over $10.0 billion, up to and including $20.0 billion, plus 0.3800% per annum of the aggregate net assets over $20.0 billion, up to and including $30.0 billion, plus 0.3400% per annum of the aggregate net assets over $30.0 billion, up to and including $40.0 billion, plus 0.3300% per annum of the aggregate net assets over $40.0 billion, up to and including $50.0 billion, plus 0.3100% per annum of the aggregate net assets over $50.0 billion, up to and including $60.0 billion, plus 0.2945% per annum of the aggregate net assets in excess of $60.0 billion.
For its investment advisory services to the iShares Europe ETF, BFA is paid a management fee from the Fund calculated based on the aggregate average daily net assets of the following iShares funds: iShares Europe ETF, iShares International Select Dividend ETF and iShares MSCI EAFE Small-Cap ETF. The management fee for the Fund equals the ratio of the Fund’s net assets over the aggregate net assets of the above iShares funds multiplied by the amount calculated as follows: 0.6000% per annum of the aggregate net assets less than or equal to $12.0 billion, plus 0.5700% per annum of the aggregate net assets over $12.0 billion, up to and including $18.0 billion, plus 0.5415% per annum of the aggregate net assets over $18.0 billion, up to and including $24.0 billion, plus 0.5145% per annum of the aggregate net assets over $24.0 billion, up to and including $30.0 billion, plus 0.4888% per annum of the aggregate net assets in excess of $30.0 billion.
For its investment advisory services to the iShares Expanded Tech Sector ETF, iShares Expanded Tech-Software Sector ETF, iShares North American Natural Resources ETF, iShares North American Tech-Multimedia Networking ETF and (for the period from April 1, 2022 to December 15, 2022) iShares Semiconductor ETF, BFA is paid a management fee from each Fund calculated based on the aggregate average daily net assets of the following iShares funds: iShares Expanded Tech Sector ETF, iShares Expanded Tech-Software Sector ETF, iShares Global Clean Energy ETF, iShares Global Comm Services ETF, iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares Global Financials ETF, iShares Global Healthcare ETF, iShares Global Industrials ETF, iShares Global Infrastructure ETF, iShares Global Materials ETF, iShares Global Tech ETF, iShares Global Timber & Forestry ETF, iShares Global Utilities ETF, iShares North American Natural Resources ETF, iShares North American Tech-Multimedia Networking ETF and iShares Semiconductor ETF. The aggregate management fee is calculated as follows: 0.4800% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.4300% per annum of the aggregate net assets over $10.0 billion, up to and including $20.0 billion, plus 0.3800% per annum of the aggregate net assets over $20.0 billion, up to and including $30.0 billion, plus 0.3420% per annum of the aggregate net assets over $30.0 billion, up to and including $40.0 billion, plus 0.3078% per annum of the aggregate net assets in excess of $40.0 billion.
Effective December 16, 2022, the management fee for the iShares Semiconductor ETF equals the ratio of the Fund’s net assets over the aggregate net assets of the above iShares funds multiplied by the amount calculated as follows: 0.3500% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.3500% per annum of the aggregate net assets over $10.0 billion, up to and including $20.0 billion, plus 0.3500% per annum of the aggregate net assets over $20.0 billion, up to and including $30.0 billion, plus 0.3420% per annum of the aggregate net assets over $30.0 billion, up to and including $40.0 billion, plus 0.3078% per annum of the aggregate net assets in excess of $40.0 billion.
For its investment advisory services to the iShares Preferred and Income Securities ETF, iShares Russell 2000 ETF, iShares Russell 2000 Growth ETF and iShares Russell 2000 Value ETF, BFA is paid a management fee from each Fund calculated based on the aggregate average daily net assets of the following iShares funds: iShares Latin America 40 ETF, iShares MSCI Pacific ex Japan ETF, iShares Preferred and Income Securities ETF, iShares Russell 2000 ETF, iShares Russell 2000 Growth ETF, iShares Russell 2000 Value ETF and iShares Select Dividend ETF. The management fee for the iShares Preferred and Income Securities ETF equals the ratio of the Fund’s net assets over the aggregate net assets of the above iShares funds multiplied by the amount calculated as follows: 0.4800% per annum of the aggregate net assets less than or equal to $46.0 billion, plus 0.4560% per annum of the aggregate net assets over $46.0 billion, up to and including $81.0 billion, plus 0.4332% per annum of the aggregate net assets over $81.0 billion, up to and including $111.0 billion, plus 0.4116% per annum of the aggregate net assets over $111.0 billion, up to and including $141.0 billion, plus 0.3910% per annum of the aggregate net assets over $141.0 billion, up to and including $171.0 billion, plus 0.3714% per annum of the aggregate net assets in excess of $171.0 billion. The management fee for the iShares Russell 2000 ETF equals the ratio of the Fund’s net assets over the aggregate net assets of the above iShares funds multiplied by the amount calculated as follows: 0.2000% per annum of the aggregate net assets less than or equal to $46.0 billion, plus 0.1900% per annum of the aggregate net assets over $46.0 billion, up to and including $81.0 billion, plus 0.1805% per annum of the aggregate net assets over $81.0 billion, up to and including $111.0 billion, plus 0.1715% per annum of the aggregate net assets over $111.0 billion, up to and including $141.0 billion, plus 0.1630% per annum of the aggregate net assets over $141.0 billion, up to and including $171.0 billion, plus 0.1548% per annum of the aggregate net assets in excess of $171.0 billion. The management fee for each of the iShares Russell 2000 Growth ETF and iShares Russell 2000 Value ETF equals the ratio of the Fund’s net assets over the aggregate net assets of the above iShares funds multiplied by the amount calculated as follows: 0.2500% per annum of the aggregate net assets less than or equal to $46.0 billion, plus 0.2375% per annum of the aggregate net assets over $46.0 billion, up to and including $81.0 billion, plus 0.2257% per annum of the aggregate net assets over $81.0 billion, up to and including $111.0 billion, plus 0.2144% per annum of the aggregate net assets over $111.0 billion, up to and including $141.0 billion, plus 0.2037% per annum of the aggregate net assets over $141.0 billion, up to and including $171.0 billion, plus 0.1935% per annum of the aggregate net assets in excess of $171.0 billion.
For its investment advisory services to the iShares Biotechnology ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF and iShares S&P Mid-Cap 400 Growth ETF, BFA is paid a management fee from each Fund calculated based on the aggregate average daily net assets of the following iShares funds: iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares 10+ Year Investment Grade Corporate Bond ETF, iShares Biotechnology ETF, iShares Cohen & Steers REIT ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares MBS ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares S&P Mid-Cap 400 Growth ETF and the iShares TIPS Bond ETF. The management fee for the iShares Biotechnology ETF equals the ratio of the Fund’s net assets over the aggregate net assets of the above iShares funds multiplied by the amount calculated as follows: 0.4800% per annum of the aggregate net assets less than or equal to $121.0 billion, plus 0.4560% per annum of the aggregate net assets over $121.0 billion, up to and including $181.0 billion, plus 0.4332% per annum of the aggregate net assets over $181.0 billion, up to and including $231.0 billion, plus 0.4116% per annum of the aggregate net assets over $231.0 billion, up to and including $281.0 billion, plus 0.3910% per annum of the aggregate net assets in excess of $281.0 billion. The management fee for each of the iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF and iShares Russell Mid-Cap ETF equals the ratio of the Fund’s net assets over the aggregate net assets of the above iShares funds multiplied by the amount calculated as follows: 0.2000% per annum of the aggregate net assets less than or equal to $121.0 billion, plus 0.1900% per annum of the aggregate net assets over $121.0 billion, up to and including $181.0 billion, plus 0.1805% per annum of the aggregate net assets over $181.0 billion, up to and including $231.0 billion, plus 0.1715% per annum of the aggregate net assets over $231.0 billion, up to and including $281.0 billion, plus 0.1630% per annum of the aggregate net assets in excess of $281.0 billion. The management fee for each of the iShares Russell Mid-Cap Growth ETF and iShares Russell Mid-Cap Value ETF equals the ratio of the Fund’s net assets over the aggregate net assets of the above iShares funds multiplied by the amount calculated as follows: 0.2500% per annum of the aggregate net assets less than or equal to $121.0 billion, plus 0.2375% per annum of the aggregate net assets over $121.0 billion, up to and including $181.0 billion, plus 0.2257% per annum of the aggregate net assets over $181.0 billion, up to and including $231.0 billion, plus 0.2144% per annum of the aggregate net assets over $231.0 billion, up to and including $281.0 billion, plus 0.2037% per annum of the aggregate net assets in excess of $281.0 billion. The management fee for the iShares S&P Mid-Cap 400 Growth ETF equals the ratio of the Fund’s net assets over the aggregate net assets of the above iShares funds multiplied by the amount calculated as follows: 0.1800% per annum of the aggregate net assets less than or equal to $121.0 billion, plus 0.1710% per annum of the aggregate net assets over $121.0 billion, up to and including $181.0 billion, plus 0.1624% per annum of the aggregate net assets over $181.0 billion, up to and including $231.0 billion, plus 0.1543% per annum of the aggregate net assets over $231.0 billion, up to and including $281.0 billion, plus 0.1465% per annum of the aggregate net assets in excess of $281.0 billion.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses to reduce the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
The following table sets forth the management fee (net of any applicable waivers) at the annual rate (as a percentage of each Fund's average daily net assets) BFA received from each Fund for the fiscal year ended March 31, 2023 and the management fees (net of any applicable waivers) each Fund paid BFA for the fiscal years noted:

Fund	Management Fee Net of Waivers for the Fiscal Year Ended March 31, 2023	Fund Inception Date	Management Fees Paid Net of Waivers for Fiscal Year Ended March 31, 2023	Management Fees Paid Net of Waivers for Fiscal Year Ended March 31, 2022	Management Fees Paid Net of Waivers for Fiscal Year Ended March 31, 2021
iShares Biotechnology ETF	0.45%	02/05/01	$36,617,628	$44,204,613	$43,022,522
iShares Core S&P 500 ETF[1]	0.03%	05/15/00	89,077,676	90,917,588	69,436,582
iShares Core S&P Mid-Cap ETF[2]	0.05%	05/22/00	31,349,904	32,285,677	24,781,969
iShares Core S&P Small-Cap ETF[3]	0.06%	05/22/00	39,729,962	42,511,216	29,516,775
iShares Core S&P Total U.S. Stock Market ETF	0.03%	01/20/04	12,169,788	12,700,660	8,566,779
iShares Core S&P U.S. Growth ETF	0.04%	07/24/00	4,561,492	4,924,748	3,779,834
iShares Core S&P U.S. Value ETF	0.04%	07/24/00	4,869,856	4,349,511	2,764,320
iShares ESG Screened S&P 500 ETF	0.08%	09/22/20	158,396	153,634	4,340
iShares ESG Screened S&P Mid-Cap ETF	0.12%	09/22/20	105,437	57,273	7,032
iShares ESG Screened S&P Small-Cap ETF	0.12%	09/22/20	41,829	20,075	4,603
iShares Europe ETF	0.59%	07/25/00	10,031,041	11,631,732	8,644,209
iShares Expanded Tech Sector ETF	0.41%	03/13/01	12,961,118	14,682,392	11,758,120
iShares Expanded Tech-Software Sector ETF	0.41%	07/10/01	19,045,707	21,906,998	21,759,846
iShares Factors US Growth Style ETF	0.25%	01/14/20	7,385	14,080	12,194
iShares Factors US Value Style ETF	0.25%	01/14/20	12,818	18,519	15,225
iShares Focused Value Factor ETF	0.25%	03/19/19	61,195	95,718	60,220
iShares International Developed Small Cap Value Factor ETF[4]	0.30%	03/23/21	441,484	77,438	397
iShares JPX-Nikkei 400 ETF	0.48%	10/23/01	270,592	413,342	431,089
iShares Micro-Cap ETF	0.60%	08/12/05	5,626,941	7,587,317	5,201,740
iShares Mortgage Real Estate ETF	0.48%	05/01/07	3,473,169	6,704,784	5,232,076
iShares North American Natural Resources ETF	0.41%	10/22/01	3,821,284	2,023,331	1,561,611
iShares North American Tech-Multimedia Networking ETF	0.41%	07/10/01	459,340	490,208	243,993
iShares Preferred and Income Securities ETF	0.46%	03/26/07	67,252,112	87,859,472	78,580,680
iShares Residential and Multisector Real Estate ETF	0.48%	05/01/07	4,001,380	4,603,175	1,826,559
iShares Russell 1000 ETF	0.15%	05/15/00	41,496,038	45,278,998	35,516,656
iShares Russell 1000 Growth ETF	0.19%	05/22/00	113,807,003	132,037,407	109,342,698
iShares Russell 1000 Value ETF	0.19%	05/22/00	99,238,656	102,639,510	73,057,751
iShares Russell 2000 ETF	0.19%	05/22/00	102,162,225	125,380,918	90,697,637
iShares Russell 2000 Growth ETF	0.24%	07/24/00	22,705,207	27,421,280	23,925,121
iShares Russell 2000 Value ETF	0.24%	07/24/00	29,120,003	37,417,586	23,543,815
iShares Russell 3000 ETF	0.20%	05/22/00	21,207,142	24,003,897	19,785,315
iShares Russell Mid-Cap ETF	0.19%	07/17/01	51,904,847	54,833,143	41,419,168
iShares Russell Mid-Cap Growth ETF	0.23%	07/17/01	28,021,337	35,394,530	31,531,084
iShares Russell Mid-Cap Value ETF	0.23%	07/17/01	30,920,472	33,380,326	24,870,342
iShares Russell Top 200 ETF	0.15%	09/22/09	1,297,201	1,449,030	1,134,570
iShares Russell Top 200 Growth ETF	0.20%	09/22/09	9,252,268	8,490,013	5,931,864

Fund	Management Fee Net of Waivers for the Fiscal Year Ended March 31, 2023	Fund Inception Date	Management Fees Paid Net of Waivers for Fiscal Year Ended March 31, 2023	Management Fees Paid Net of Waivers for Fiscal Year Ended March 31, 2022	Management Fees Paid Net of Waivers for Fiscal Year Ended March 31, 2021
iShares Russell Top 200 Value ETF	0.20%	09/22/09	2,834,991	2,401,346	1,497,672
iShares S&P 100 ETF	0.20%	10/23/00	15,351,016	16,601,888	13,525,268
iShares S&P 500 Growth ETF	0.18%	05/22/00	53,418,961	64,471,797	53,306,907
iShares S&P 500 Value ETF	0.18%	05/22/00	44,024,320	41,714,684	30,589,520
iShares S&P Mid-Cap 400 Growth ETF[5]	0.17%	07/24/00	11,718,004	13,470,303	14,082,702
iShares S&P Mid-Cap 400 Value ETF[6]	0.18%	07/24/00	13,499,951	15,624,157	10,954,940
iShares S&P Small-Cap 600 Growth ETF[7]	0.18%	07/24/00	9,371,600	11,023,841	10,104,212
iShares S&P Small-Cap 600 Value ETF[8]	0.18%	07/24/00	13,345,671	16,180,935	11,995,641
iShares Semiconductor ETF	0.39%	07/10/01	26,548,407	31,481,764	17,190,459
iShares U.S. Aerospace & Defense ETF	0.40%	05/01/06	16,931,619	10,931,883	11,919,557
iShares U.S. Broker-Dealers & Securities Exchanges ETF	0.40%	05/01/06	2,472,441	3,261,343	647,588
iShares U.S. Healthcare Providers ETF	0.40%	05/01/06	5,943,522	4,802,016	4,161,177
iShares U.S. Home Construction ETF	0.40%	05/01/06	5,504,696	10,020,736	7,732,555
iShares U.S. Infrastructure ETF[9]	0.30%	04/03/18	4,872,327	2,397,182	292,940
iShares U.S. Insurance ETF	0.40%	05/01/06	1,657,253	415,047	271,933
iShares U.S. Medical Devices ETF	0.40%	05/01/06	25,961,632	32,526,290	32,322,722
iShares U.S. Oil & Gas Exploration & Production ETF	0.40%	05/01/06	3,899,461	1,523,527	778,748
iShares U.S. Oil Equipment & Services ETF	0.40%	05/01/06	1,176,966	584,682	504,616
iShares U.S. Pharmaceuticals ETF	0.40%	05/01/06	1,647,079	1,491,817	1,465,895
iShares U.S. Real Estate ETF	0.40%	06/12/00	15,930,149	25,003,003	16,342,186
iShares U.S. Regional Banks ETF	0.40%	05/01/06	3,318,242	4,575,432	1,180,280
iShares U.S. Telecommunications ETF	0.40%	05/22/00	1,519,550	1,773,147	1,562,055
iShares US Small Cap Value Factor ETF[10]	0.20%	10/27/20	268,439	279,024	43,166

1
Effective June 25, 2020, the management fee for the iShares Core S&P 500 ETF is 0.03%. Prior to June 25, 2020, the management fee for the iShares Core S&P 500 ETF was 0.04%.
2
Effective June 25, 2020, the management fee for the iShares Core S&P Mid-Cap ETF is 0.05%. Prior to June 25, 2020, the management fee for the iShares Core S&P Mid-Cap ETF was 0.06%.
3
Effective June 25, 2020, the management fee for the iShares Core S&P Small-Cap ETF is 0.06%. Prior to June 25, 2020, the management fee for the iShares Core S&P Small-Cap ETF was 0.07%.
4
Effective June 30, 2023, the management fee for the iShares International Developed Small Cap Value Factor ETF is 0.30%. Prior to June 30, 2023, the management fee for the iShares International Developed Small Cap Value Factor ETF, net of any applicable waivers, was 0.30%. Prior to June 30, 2023, BFA had contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after the fee waiver would not exceed 0.30%. The contractual waiver was terminated as of June 30, 2023, by written agreement of the Trust and BFA. For the fiscal years ended March 31, 2021, March 31, 2022, and March 31, 2023, BFA waived $132, $25,813 and $147,162, respectively, of management fees.
5
Effective October 19, 2020, the management fee for the iShares S&P Mid-Cap 400 Growth ETF is 0.17%. Prior to October 19, 2020, the management fee for the iShares S&P Mid-Cap 400 Growth ETF was 0.24%.
6
Effective October 19, 2020, the management fee for the iShares S&P Mid-Cap 400 Value ETF is 0.18%. Prior to October 19, 2020, the management fee for the iShares S&P Mid-Cap 400 Value ETF was 0.25%.
7
Effective October 19, 2020, the management fee for the iShares S&P Small-Cap 600 Growth ETF is 0.18%. Prior to October 19, 2020, the management fee for the iShares S&P Small-Cap 600 Growth ETF was 0.25%.
8
Effective October 19, 2020, the management fee for the iShares S&P Small-Cap 600 Value ETF is 0.18%. Prior to October 19, 2020, the management fee for the iShares S&P Small-Cap 600 Value ETF was 0.25%.
9
Effective October 20, 2021, the management fee for the iShares U.S. Infrastructure ETF is 0.30%. Prior to October 20, 2021, the management fee for the iShares U.S. Infrastructure ETF was 0.40%.
10
Effective June 30, 2023, the management fee for the iShares US Small Cap Value Factor ETF is 0.20%. Prior to June 30, 2023, the management fee for the iShares US Small Cap Value Factor ETF, net of any applicable waivers, was 0.20%. Prior to June 30, 2023, BFA had contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after the fee waiver would not exceed 0.20%. The contractual waiver was terminated as of June 30, 2023, by written agreement of the Trust and BFA. For the fiscal years ended March 31, 2021, March 31, 2022 and March 31, 2023, BFA waived $21,391, $144,074 and $137,638, respectively, of management fees.

The investment advisory agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Portfolio Managers.  As of March 31, 2023, the individuals named as Portfolio Managers in the Funds' Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:

Jennifer Hsui
Types of Accounts	Number	Total Assets
Registered Investment Companies	289	$989,787,000,000
Other Pooled Investment Vehicles	1	215,000,000
Other Accounts	1	177,000,000

Greg Savage
Types of Accounts	Number	Total Assets
Registered Investment Companies	221	$791,510,000,000
Other Pooled Investment Vehicles	92	8,465,000,000
Other Accounts	4	781,000,000

Paul Whitehead
Types of Accounts	Number	Total Assets
Registered Investment Companies	295	$991,793,000,000
Other Pooled Investment Vehicles	354	928,508,000,000
Other Accounts	152	586,287,000,000
Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities and other financial instruments that constitute those indexes or through a representative sampling of the securities and other financial instruments that constitute those indexes based on objective criteria and data. Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time each Fund may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers favoring those portfolios or accounts with performance-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of March 31, 2023:

Jennifer Hsui
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Greg Savage
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Paul Whitehead
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	1	$2,133,000,000
Portfolio Manager Compensation Overview
The discussion below describes the Portfolio Managers' compensation as of March 31, 2023.
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Each portfolio manager receives base compensation based on their position with the firm, as well as retirement and other benefits offered to all BlackRock employees. Additionally, each portfolio manager receives discretionary incentive compensation, determined based on several components, including: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the performance of portfolios managed by the portfolio manager and the team relative to the portfolios’ investment objectives (which in the case of index ETFs would be how closely the ETF tracks its Underlying Index), and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Discretionary incentive compensation is paid in cash up to a certain threshold with the remaining portion represented by deferred BlackRock, Inc. stock awards. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance.
As of March 31, 2023, the Portfolio Managers beneficially owned shares of the Funds, for which they are primarily responsible for the day-to-day management, in the amounts reflected in the following tables:

Jennifer Hsui
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Biotechnology ETF	X
iShares Core S&P 500 ETF					X
iShares Core S&P Mid-Cap ETF				X
iShares Core S&P Small-Cap ETF					X
iShares Core S&P Total U.S. Stock Market ETF	X
iShares Core S&P U.S. Growth ETF	X
iShares Core S&P U.S. Value ETF	X
iShares ESG Screened S&P 500 ETF	X
iShares ESG Screened S&P Mid-Cap ETF	X
iShares ESG Screened S&P Small-Cap ETF	X
iShares Europe ETF	X
iShares Expanded Tech Sector ETF				X
iShares Expanded Tech-Software Sector ETF	X
iShares Factors US Growth Style ETF	X
iShares Factors US Value Style ETF	X
iShares Focused Value Factor ETF	X
iShares International Developed Small Cap Value Factor ETF	X
iShares JPX-Nikkei 400 ETF	X
iShares Micro-Cap ETF	X
iShares Mortgage Real Estate ETF	X
iShares North American Natural Resources ETF	X
iShares North American Tech-Multimedia Networking ETF	X
iShares Preferred and Income Securities ETF	X
iShares Residential and Multisector Real Estate ETF	X
iShares Russell 1000 ETF	X
iShares Russell 1000 Growth ETF	X
iShares Russell 1000 Value ETF	X
iShares Russell 2000 ETF	X
iShares Russell 2000 Growth ETF	X
iShares Russell 2000 Value ETF	X
iShares Russell 3000 ETF					X
iShares Russell Mid-Cap ETF	X
iShares Russell Mid-Cap Growth ETF	X
iShares Russell Mid-Cap Value ETF	X
iShares Russell Top 200 ETF	X
iShares Russell Top 200 Growth ETF	X
iShares Russell Top 200 Value ETF	X
iShares S&P 100 ETF	X
iShares S&P 500 Growth ETF	X
iShares S&P 500 Value ETF		X
iShares S&P Mid-Cap 400 Growth ETF	X
iShares S&P Mid-Cap 400 Value ETF	X

Jennifer Hsui
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares S&P Small-Cap 600 Growth ETF	X
iShares S&P Small-Cap 600 Value ETF	X
iShares Semiconductor ETF	X
iShares U.S. Aerospace & Defense ETF	X
iShares U.S. Broker-Dealers & Securities Exchanges ETF	X
iShares U.S. Healthcare Providers ETF	X
iShares U.S. Home Construction ETF	X
iShares U.S. Infrastructure ETF	X
iShares U.S. Insurance ETF	X
iShares U.S. Medical Devices ETF	X
iShares U.S. Oil & Gas Exploration & Production ETF	X
iShares U.S. Oil Equipment & Services ETF	X
iShares U.S. Pharmaceuticals ETF	X
iShares U.S. Real Estate ETF	X
iShares U.S. Regional Banks ETF	X
iShares U.S. Telecommunications ETF	X
iShares US Small Cap Value Factor ETF	X

Greg Savage
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Biotechnology ETF	X
iShares Core S&P 500 ETF	X
iShares Core S&P Mid-Cap ETF	X
iShares Core S&P Small-Cap ETF	X
iShares Core S&P Total U.S. Stock Market ETF	X
iShares Core S&P U.S. Growth ETF	X
iShares Core S&P U.S. Value ETF	X
iShares ESG Screened S&P 500 ETF	X
iShares ESG Screened S&P Mid-Cap ETF	X
iShares ESG Screened S&P Small-Cap ETF	X
iShares Europe ETF	X
iShares Expanded Tech Sector ETF	X
iShares Expanded Tech-Software Sector ETF	X
iShares Factors US Growth Style ETF	X
iShares Factors US Value Style ETF	X
iShares Focused Value Factor ETF	X
iShares International Developed Small Cap Value Factor ETF	X
iShares JPX-Nikkei 400 ETF	X
iShares Micro-Cap ETF	X
iShares Mortgage Real Estate ETF	X

Greg Savage
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares North American Natural Resources ETF	X
iShares North American Tech-Multimedia Networking ETF	X
iShares Preferred and Income Securities ETF	X
iShares Residential and Multisector Real Estate ETF	X
iShares Russell 1000 ETF	X
iShares Russell 1000 Growth ETF	X
iShares Russell 1000 Value ETF	X
iShares Russell 2000 ETF	X
iShares Russell 2000 Growth ETF	X
iShares Russell 2000 Value ETF	X
iShares Russell 3000 ETF	X
iShares Russell Mid-Cap ETF	X
iShares Russell Mid-Cap Growth ETF	X
iShares Russell Mid-Cap Value ETF	X
iShares Russell Top 200 ETF	X
iShares Russell Top 200 Growth ETF	X
iShares Russell Top 200 Value ETF	X
iShares S&P 100 ETF	X
iShares S&P 500 Growth ETF	X
iShares S&P 500 Value ETF	X
iShares S&P Mid-Cap 400 Growth ETF	X
iShares S&P Mid-Cap 400 Value ETF	X
iShares S&P Small-Cap 600 Growth ETF	X
iShares S&P Small-Cap 600 Value ETF	X
iShares Semiconductor ETF	X
iShares U.S. Aerospace & Defense ETF				X
iShares U.S. Broker-Dealers & Securities Exchanges ETF	X
iShares U.S. Healthcare Providers ETF	X
iShares U.S. Home Construction ETF	X
iShares U.S. Infrastructure ETF	X
iShares U.S. Insurance ETF	X
iShares U.S. Medical Devices ETF	X
iShares U.S. Oil & Gas Exploration & Production ETF	X
iShares U.S. Oil Equipment & Services ETF	X
iShares U.S. Pharmaceuticals ETF	X
iShares U.S. Real Estate ETF	X
iShares U.S. Regional Banks ETF	X
iShares U.S. Telecommunications ETF	X
iShares US Small Cap Value Factor ETF	X

Paul Whitehead
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Biotechnology ETF	X
iShares Core S&P 500 ETF	X
iShares Core S&P Mid-Cap ETF	X
iShares Core S&P Small-Cap ETF		X
iShares Core S&P Total U.S. Stock Market ETF	X
iShares Core S&P U.S. Growth ETF	X
iShares Core S&P U.S. Value ETF	X
iShares ESG Screened S&P 500 ETF	X
iShares ESG Screened S&P Mid-Cap ETF	X
iShares ESG Screened S&P Small-Cap ETF	X
iShares Europe ETF	X
iShares Expanded Tech Sector ETF	X
iShares Expanded Tech-Software Sector ETF	X
iShares Factors US Growth Style ETF	X
iShares Factors US Value Style ETF	X
iShares Focused Value Factor ETF	X
iShares International Developed Small Cap Value Factor ETF	X
iShares JPX-Nikkei 400 ETF	X
iShares Micro-Cap ETF	X
iShares Mortgage Real Estate ETF	X
iShares North American Natural Resources ETF	X
iShares North American Tech-Multimedia Networking ETF	X
iShares Preferred and Income Securities ETF	X
iShares Residential and Multisector Real Estate ETF	X
iShares Russell 1000 ETF		X
iShares Russell 1000 Growth ETF	X
iShares Russell 1000 Value ETF	X
iShares Russell 2000 ETF	X
iShares Russell 2000 Growth ETF	X
iShares Russell 2000 Value ETF	X
iShares Russell 3000 ETF	X
iShares Russell Mid-Cap ETF	X
iShares Russell Mid-Cap Growth ETF	X
iShares Russell Mid-Cap Value ETF	X
iShares Russell Top 200 ETF	X
iShares Russell Top 200 Growth ETF	X
iShares Russell Top 200 Value ETF	X
iShares S&P 100 ETF	X
iShares S&P 500 Growth ETF	X
iShares S&P 500 Value ETF	X
iShares S&P Mid-Cap 400 Growth ETF	X
iShares S&P Mid-Cap 400 Value ETF	X
iShares S&P Small-Cap 600 Growth ETF	X

Paul Whitehead
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares S&P Small-Cap 600 Value ETF	X
iShares Semiconductor ETF	X
iShares U.S. Aerospace & Defense ETF	X
iShares U.S. Broker-Dealers & Securities Exchanges ETF	X
iShares U.S. Healthcare Providers ETF	X
iShares U.S. Home Construction ETF	X
iShares U.S. Infrastructure ETF	X
iShares U.S. Insurance ETF	X
iShares U.S. Medical Devices ETF	X
iShares U.S. Oil & Gas Exploration & Production ETF	X
iShares U.S. Oil Equipment & Services ETF	X
iShares U.S. Pharmaceuticals ETF	X
iShares U.S. Real Estate ETF	X
iShares U.S. Regional Banks ETF	X
iShares U.S. Telecommunications ETF	X
iShares US Small Cap Value Factor ETF	X
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of each Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
Anti-Money Laundering Requirements.  The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent.
iShares Europe ETF, iShares International Developed Small Cap Value Factor ETF and iShares JPX-Nikkei 400 ETF
State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the above-listed Funds under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is One Congress Street, Suite 1, Boston, MA 02114-2016. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by BFA to State Street for the fiscal years noted:

Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended March 31, 2023	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended March 31, 2022	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended March 31, 2021
iShares Europe ETF	07/25/00	$114,002	144,364	108,508
iShares International Developed Small Cap Value Factor ETF	03/23/21	64,443	69,668	17,310
iShares JPX-Nikkei 400 ETF	10/23/01	25,689	27,409	25,121

iShares Focused Value Factor ETF, iShares Russell 1000 ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares U.S. Aerospace & Defense ETF, iShares U.S. Broker-Dealers & Securities Exchanges ETF, iShares Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Infrastructure ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF, iShares U.S. Real Estate ETF, iShares U.S. Regional Banks ETF, iShares U.S. Telecommunications ETF and iShares US Small Cap Value Factor ETF
Citibank serves as administrator, custodian and transfer agent for the above-listed Funds under the Master Services Agreement (the “Master Services Agreement”). Citibank’s principal address is 388 Greenwich Street, New York, NY 10013. Pursuant to the Master Services Agreement with the Trust, Citibank provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, Citibank makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Master Services Agreement with the Trust, Citibank maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. Citibank is required, upon the order of the Trust, to deliver securities held by Citibank and to make payments for securities purchased by the Trust for each Fund. Citibank is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Master Services Agreement with the Trust, Citibank acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, Citibank receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by BFA to Citibank for the period noted:
Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid to Citibank from July 11, 2022 to March 31, 2023
iShares Focused Value Factor ETF	03/19/19	$19,048
iShares Russell 1000 ETF	05/15/00	707,157
iShares Russell 1000 Growth ETF	05/22/00	789,475
iShares Russell 1000 Value ETF	05/22/00	875.717

Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid to Citibank from July 11, 2022 to March 31, 2023
iShares U.S. Aerospace & Defense ETF	05/01/06	82,565
iShares U.S. Broker-Dealers & Securities Exchanges ETF	05/01/06	23,492
iShares Healthcare Providers ETF	05/01/06	35,613
iShares U.S. Home Construction ETF	05/01/06	58,457
iShares U.S. Infrastructure ETF	04/03/18	59,864
iShares U.S. Insurance ETF	05/01/06	23,898
iShares U.S. Medical Devices ETF	05/01/06	121,526
iShares U.S. Oil & Gas Exploration & Production ETF	05/01/06	31,938
iShares U.S. Oil Equipment & Services ETF	05/01/06	27,098
iShares U.S. Pharmaceuticals ETF	05/01/06	20,968
iShares U.S. Real Estate ETF	06/12/00	139,752
iShares U.S. Regional Banks ETF	05/01/06	26,671
iShares U.S. Telecommunications ETF	05/22/00	29,485
iShares US Small Cap Value Factor ETF	10/27/20	17,520
Prior to July 11, 2022, State Street served as administrator, custodian and transfer agent for the Funds. The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by BFA to State Street for the fiscal years noted:

Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid from April 1, 2022 to July 10, 2022	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended March 31, 2022	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended March 31, 2021
iShares Focused Value Factor ETF	03/19/19	$9,051	$21,325	$20,200
iShares Russell 1000 ETF	05/15/00	173,363	401,564	331,747
iShares Russell 1000 Growth ETF	05/22/00	230,530	908,241	773,811
iShares Russell 1000 Value ETF	05/22/00	240,253	721,670	528,366
iShares U.S. Aerospace & Defense ETF	05/01/06	21,641	43,914	46,219
iShares U.S. Broker-Dealers & Securities Exchanges ETF	05/01/06	9,273	25,242	19,927
iShares U.S. Healthcare Providers ETF	05/01/06	12,166	28,538	27,063
iShares U.S. Home Construction ETF	05/01/06	16,186	40,611	34,373
iShares U.S. Infrastructure ETF	04/03/18	19,329	32,659	28,579
iShares U.S. Insurance ETF	05/01/06	10,344	22,042	20,440
iShares U.S. Medical Devices ETF	05/01/06	37,476	113,082	110,311
iShares U.S. Oil & Gas Exploration & Production ETF	05/01/06	11,745	23,968	20,870
iShares U.S. Oil Equipment & Services ETF	05/01/06	9,558	20,256	20,982
iShares U.S. Pharmaceuticals ETF	05/01/06	8,881	22,646	22,516
iShares U.S. Real Estate ETF	06/12/00	36,529	91,534	63,809
iShares U.S. Regional Banks ETF	05/01/06	11,348	28,588	23,707
iShares U.S. Telecommunications ETF	05/22/00	10,561	22,803	23,091
iShares US Small Cap Value Factor ETF	10/27/20	14,568	46,592	23,242
iShares Biotechnology ETF, iShares Core S&P 500 ETF, iShares Core S&P Total U.S. Stock Market ETF, iShares Expanded Tech Sector ETF, iShares Expanded Tech-Software Sector ETF, iShares Micro-Cap ETF, iShares North American Natural

Resources ETF, iShares North American Tech-Multimedia Networking ETF, iShares Russell 2000 ETF, iShares Russell 2000 Growth ETF, iShares Russell 2000 Value ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares S&P Mid-Cap 400 Value ETF, iShares S&P Small-Cap 600 Growth ETF, and iShares Semiconductor ETF
 JPMorgan serves as administrator, custodian and transfer agent for the above-listed Funds under the Master Services Agreement. JPMorgan’s principal address is 383 Madison Avenue, 11th Floor, New York, NY 10179. Pursuant to the Master Services Agreement with the Trust, JPMorgan provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, JPMorgan makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Master Services Agreement with the Trust, JPMorgan maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. JPMorgan is required, upon the order of the Trust, to deliver securities held by JPMorgan and to make payments for securities purchased by the Trust for each Fund. JPMorgan is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Master Services Agreement with the Trust, JPMorgan acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, JPMorgan receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
 The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by BFA to JPMorgan for the period noted:
Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid to JPMorgan from August 15, 2022 to March 31, 2023
iShares Biotechnology ETF	02/05/01	$249,747
iShares Core S&P 500 ETF	05/15/00	1,381,812
iShares Core S&P Total U.S. Stock Market ETF	01/20/04	716,421
iShares Expanded Tech Sector ETF	03/13/01	60,939
iShares Expanded Tech-Software Sector ETF	07/10/01	121,060
iShares Micro-Cap ETF	08/12/05	59,277
iShares North American Natural Resources ETF	10/22/01	35,925
iShares North American Tech-Multimedia Networking ETF	07/10/01	16,495
iShares Russell 2000 ETF	05/22/00	2,063,820
iShares Russell 2000 Growth ETF	07/24/00	326,757
iShares Russell 2000 Value ETF	07/24/00	408,060
iShares Russell Mid-Cap ETF	07/17/01	464,303
iShares Russell Mid-Cap Growth ETF	07/17/01	256,095
iShares S&P Mid-Cap 400 Growth ETF	07/24/00	131,033
iShares S&P Mid-Cap 400 Value ETF	07/24/00	186,042
iShares S&P Small-Cap 600 Growth ETF	07/24/00	117,052
iShares Semiconductor ETF	07/10/01	100,549
 Prior to August 15, 2022, State Street served as administrator, custodian and transfer agent for the Funds. The following table sets forth the administration, custodian and transfer agency expenses of the Funds paid by BFA to State Street for the fiscal years noted:

Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid to State Street from April 1, 2022 to August 14, 2022	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended March 31, 2022	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended March 31, 2021
iShares Biotechnology ETF	02/05/01	$155,641	$312,780	$261,294
iShares Core S&P 500 ETF	05/15/00	646,757	2,707,929	2,182,733
iShares Core S&P Total U.S. Stock Market ETF	01/20/04	369,709	542,609	391,023
iShares Expanded Tech Sector ETF	03/13/01	29,255	60,619	48,703
iShares Expanded Tech-Software Sector ETF	07/10/01	40,790	78,165	76,294
iShares Micro-Cap ETF	08/12/05	24,902	68,968	56,803
iShares North American Natural Resources ETF	10/22/01	18,945	27,255	24,622
iShares North American Tech-Multimedia Networking ETF	07/10/01	10,842	18,959	18,691
iShares Russell 2000 ETF	05/22/00	432,916	873,208	664,749
iShares Russell 2000 Growth ETF	07/24/00	123,058	176,145	160,841
iShares Russell 2000 Value ETF	07/24/00	122,233	238,788	177,515
iShares Russell Mid-Cap ETF	07/17/01	184,438	393,034	310,416
iShares Russell Mid-Cap Growth ETF	07/17/01	93,395	211,034	191,951
iShares S&P Mid-Cap 400 Growth ETF	07/24/00	47,727	131,133	123,900
iShares S&P Mid-Cap 400 Value ETF	07/24/00	58,562	139,635	95,799
iShares S&P Small-Cap 600 Growth ETF	07/24/00	35,954	121,578	106,967
iShares Semiconductor ETF	07/10/01	45,430	107,554	60,977
iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares Core S&P U.S. Growth ETF, iShares Core S&P U.S. Value ETF, iShares ESG Screened S&P 500 ETF, iShares ESG Screened S&P Mid-Cap ETF, iShares ESG Screened S&P Small-Cap ETF, iShares Factors US Growth Style ETF, iShares Factors US Value Style ETF, iShares Mortgage Real Estate ETF, iShares Preferred and Income Securities ETF, iShares Residential and Multisector Real Estate ETF, iShares Russell 3000 ETF, iShares Russell Mid-Cap Value ETF, iShares Russell Top 200 ETF, iShares Russell Top 200 Growth ETF, iShares Russell Top 200 Value ETF, iShares S&P 100 ETF, iShares S&P 500 Growth ETF, iShares S&P 500 Value ETF and iShares S&P Small-Cap 600 Value ETF
 The Bank of New York Mellon (“BNY Mellon”) serves as administrator, custodian and transfer agent for the above-listed Funds under the Master Services Agreement. BNY Mellon’s principal address is 240 Greenwich Street, New York, NY 10286. Pursuant to the Master Services Agreement with the Trust, BNY Mellon provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Master Services Agreement with the Trust, BNY Mellon maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. BNY Mellon is required, upon the order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for each Fund. BNY Mellon is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Master Services Agreement with the Trust, BNY Mellon acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, BNY Mellon receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
 The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by BFA to BNY Mellon for the period noted:
Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid to BNY Mellon from September 12, 2022 to March 31, 2023
iShares Core S&P Mid-Cap ETF	05/22/00	$419,693

Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid to BNY Mellon from September 12, 2022 to March 31, 2023
iShares Core S&P Small-Cap ETF	05/22/00	427,333
iShares Core S&P U.S. Growth ETF	07/24/00	123,547
iShares Core S&P U.S. Value ETF	07/24/00	138,771
iShares ESG Screened S&P 500 ETF	09/22/20	11,351
iShares ESG Screened S&P Mid-Cap ETF	09/22/20	14,101
iShares ESG Screened S&P Small-Cap ETF	09/22/20	16,470
iShares Factors US Growth Style ETF	01/14/20	9,407
iShares Factors US Value Style ETF	01/14/20	11,029
iShares Mortgage Real Estate ETF	05/01/07	11,495
iShares Preferred and Income Securities ETF	03/26/07	149,089
iShares Residential and Multisector Real Estate ETF	05/01/07	11,254
iShares Russell 3000 ETF	05/22/00	116,176
iShares Russell Mid-Cap Value ETF	07/17/01	143,437
iShares Russell Top 200 ETF	09/22/09	12,967
iShares Russell Top 200 Growth ETF	09/22/09	51,826
iShares Russell Top 200 Value ETF	09/22/09	19,616
iShares S&P 100 ETF	10/23/00	80,523
iShares S&P 500 Growth ETF	05/22/00	303,162
iShares S&P 500 Value ETF	05/22/00	262,961
iShares S&P Small-Cap 600 Value ETF	07/24/00	85,126
 Prior to September 12, 2022, State Street served as administrator, custodian and transfer agent for the Funds. The following table sets forth the administration, custodian and transfer agency expenses of the Funds paid by BFA to State Street for the fiscal years noted:
Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid to State Street from April 1, 2022 to September 11, 2023	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended March 31, 2022	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended March 31, 2021
iShares Core S&P Mid-Cap ETF	05/22/00	$257,436	836,875	656,482
iShares Core S&P Small-Cap ETF	05/22/00	288,087	958,769	692,110
iShares Core S&P U.S. Growth ETF	07/24/00	101,558	172,688	142,702
iShares Core S&P U.S. Value ETF	07/24/00	104,792	161,518	116,429
iShares ESG Screened S&P 500 ETF	09/22/20	19,189	31,546	17,072
iShares ESG Screened S&P Mid-Cap ETF	09/22/20	21,617	61,257	30,999
iShares ESG Screened S&P Small-Cap ETF	09/22/20	30,573	98,599	41,057
iShares Factors US Growth Style ETF	01/14/20	15,053	29,632	22,814
iShares Factors US Value Style ETF	01/14/20	16,109	38,063	29,738
iShares Mortgage Real Estate ETF	05/01/07	16,718	32,013	29,998
iShares Preferred and Income Securities ETF	03/26/07	135,098	255,445	245,821
iShares Residential and Multisector Real Estate ETF	05/01/07	15,228	26,956	22,546
iShares Russell 3000 ETF	05/22/00	136,991	175,811	144,971
iShares Russell Mid-Cap Value ETF	07/17/01	131,656	197,253	157,748
iShares Russell Top 200 ETF	09/22/09	20,489	29,130	26,387
iShares Russell Top 200 Growth ETF	09/22/09	44,064	63,053	47,824
iShares Russell Top 200 Value ETF	09/22/09	23,718	31,849	28,882

Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid to State Street from April 1, 2022 to September 11, 2023	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended March 31, 2022	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended March 31, 2021
iShares S&P 100 ETF	10/23/00	63,072	113,708	98,438
iShares S&P 500 Growth ETF	05/22/00	228,086	460,395	401,491
iShares S&P 500 Value ETF	05/22/00	193,185	311,466	242,848
iShares S&P Small-Cap 600 Value ETF	07/24/00	89,746	161,211	118,363
JPMorgan serves as custodian for certain Funds in connection with certain securities lending activities under a Custody Services Agreement. JPMorgan’s principal address is 383 Madison Avenue, 11th Floor, New York, NY 10179. Pursuant to the Custody Services Agreement with BTC and the Trust, JPMorgan provides custody and related services required to facilitate securities lending by each Fund. JPMorgan maintains custody as may be necessary to facilitate Fund securities lending activity in coordination with other funds, maintains custodial records and provides other services. As compensation for these services, JPMorgan receives certain fees and expenses paid by BTC from its compensation for its services as securities lending agent.
Distributor.  The Distributor's principal address is 50 Hudson Yards, New York, NY 10001. Shares are continuously offered for sale by the Funds through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.
The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), DTC participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Securities Lending.  To the extent that a Fund engages in securities lending, each Fund conducts its securities lending pursuant to SEC exemptive relief, and BTC acts as securities lending agent for the Funds, subject to the overall supervision of BFA, pursuant to a written agreement (the “Securities Lending Agency Agreement”).
Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending, including custodial costs of JPMorgan. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA (the “collateral investment fees”); however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees a Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Under the securities lending program, the Funds are categorized into one of several specific asset classes. The determination of a Fund’s asset class category (fixed-income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.

(i) domestic equity funds, such as all Funds except for the iShares Europe ETF, iShares International Developed Small Cap Value Factor ETF and iShares JPX-Nikkei 400 ETF (the “Domestic Equity Funds”) retain 81% of securities lending income (which excludes collateral investment fees) and (ii) this amount could never be less than 70% of the sum of securities lending income plus collateral investment fees.
(i) international equity funds, such as the iShares Europe ETF, iShares International Developed Small Cap Value Factor ETF and iShares JPX-Nikkei 400 ETF (“International Equity Funds”), retain 82% of securities lending income (which excludes collateral investment fees), and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes, for this purpose, collateral investment fees) earned across the Exchange-Traded Fund Complex (as defined in the Management—Trustees and Officers section of this SAI) in a calendar year exceeds a specified threshold, each applicable Fund, pursuant to the current Securities Lending Agency Agreement, will receive for the remainder of that calendar year securities lending income as follows:
Domestic Equity Funds
(i) 81% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
International Equity Funds
(i) 85% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
The services provided to the Funds by BTC in the most recent fiscal year ended March 31, 2023 primarily included the following:
(1) selecting borrowers from an approved list of borrowers and executing a securities lending agreement as agent on behalf of the Funds with each such borrower;
(2) negotiating the terms of securities loans, including the amount of fees;
(3) directing the delivery of loaned securities;
(4) monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;
(5) investing cash collateral received in connection with any loaned securities;
(6) monitoring distributions on loaned securities (for example, interest and dividend activity);
(7) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issue, type, class and series as that of the loaned securities; and
(8) terminating securities loans and arranging for the return of loaned securities to the Funds at loan termination.
The following tables show the dollar amounts of income and fees/compensation related to the securities lending activities of each Fund during its most recent fiscal year ended March 31, 2023.
Fund	iShares Biotechnology ETF	iShares Core S&P 500 ETF	iShares Core S&P Mid-Cap ETF	iShares Core S&P Small-Cap ETF
Gross income from securities lending activities	$28,015,701	$95,279,673	$143,036,615	$114,192,248

Fund	iShares Biotechnology ETF	iShares Core S&P 500 ETF	iShares Core S&P Mid-Cap ETF	iShares Core S&P Small-Cap ETF
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	1,296,094	1,674,965	7,173,833	2,978,509
Cash collateral management expenses not included in securities lending income paid to BTC	333,116	1,141,283	1,476,568	1,415,864
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	20,890,969	85,094,307	103,803,030	96,988,077
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$22,520,179	$87,910,555	$112,453,431	$101,382,450
Net income from securities lending activities	$5,495,522	$7,369,118	$30,583,184	$12,809,798

Fund	iShares Core S&P Total U.S. Stock Market ETF	iShares Core S&P U.S. Growth ETF	iShares Core S&P U.S. Value ETF	iShares ESG Screened S&P 500 ETF
Gross income from securities lending activities	$41,738,470	$4,413,468	$3,618,018	$23,296
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	2,463,915	155,443	83,982	382

Fund	iShares Core S&P Total U.S. Stock Market ETF	iShares Core S&P U.S. Growth ETF	iShares Core S&P U.S. Value ETF	iShares ESG Screened S&P 500 ETF
Cash collateral management expenses not included in securities lending income paid to BTC	433,466	53,360	43,979	293
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	28,394,691	3,541,020	3,119,541	20,942
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$31,292,072	$3,749,823	$3,247,502	$21,617
Net income from securities lending activities	$10,446,398	$663,645	$370,516	$1,679

Fund	iShares ESG Screened S&P Mid-Cap ETF	iShares ESG Screened S&P Small-Cap ETF	iShares Europe ETF	iShares Expanded Tech Sector ETF
Gross income from securities lending activities	$103,152	$32,271	$480,689	$3,623,071
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	8,595	987	14,658	83,633
Cash collateral management expenses not included in securities lending income paid to BTC	828	350	4,980	43,413
Administrative fees not included in securities lending income paid to BTC	0	0	0	0

Fund	iShares ESG Screened S&P Mid-Cap ETF	iShares ESG Screened S&P Small-Cap ETF	iShares Europe ETF	iShares Expanded Tech Sector ETF
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	57,080	26,690	391,685	3,138,008
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$66,503	$28,027	$411,323	$3,265,054
Net income from securities lending activities	$36,649	$4,244	$69,366	$358,017

Fund	iShares Expanded Tech-Software Sector ETF	iShares Factors US Growth Style ETF	iShares Factors US Value Style ETF	iShares Focused Value Factor ETF
Gross income from securities lending activities	$8,930,515	$671	$1,522	$7,861
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	383,206	23	158	109
Cash collateral management expenses not included in securities lending income paid to BTC	104,536	11	16	80
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0

Fund	iShares Expanded Tech-Software Sector ETF	iShares Factors US Growth Style ETF	iShares Factors US Value Style ETF	iShares Focused Value Factor ETF
Rebates (paid to borrowers)	6,813,284	535	674	7,197
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$7,301,026	$569	$848	$7,368
Net income from securities lending activities	$1,629,489	$102	$674	$475

Fund	iShares International Developed Small Cap Value Factor ETF	iShares JPX-Nikkei 400 ETF	iShares Micro-Cap ETF
Gross income from securities lending activities	$61,956	$4,887	$8,007,688
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	5,743	115	946,307
Cash collateral management expenses not included in securities lending income paid to BTC	490	86	63,676
Administrative fees not included in securities lending income paid to BTC	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0
Rebates (paid to borrowers)	28,769	4,135	2,978,362
Other fees not included in securities lending income paid to BTC	0	0	0

Fund	iShares International Developed Small Cap Value Factor ETF	iShares JPX-Nikkei 400 ETF	iShares Micro-Cap ETF
Aggregate fees/compensation for securities lending activities	$35,002	$4,336	$3,988,345
Net income from securities lending activities	$26,954	$551	$4,019,343

Fund	iShares Mortgage Real Estate ETF	iShares North American Natural Resources ETF	iShares North American Tech-Multimedia Networking ETF	iShares Preferred and Income Securities ETF
Gross income from securities lending activities	$212,949	$1,198,936	$245,456	$9,106,898
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	20,139	27,550	5,842	892,421
Cash collateral management expenses not included in securities lending income paid to BTC	2,093	14,901	3,098	95,852
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0

Fund	iShares Mortgage Real Estate ETF	iShares North American Natural Resources ETF	iShares North American Tech-Multimedia Networking ETF	iShares Preferred and Income Securities ETF
Rebates (paid to borrowers)	102,479	1,038,747	211,422	4,298,222
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$124,711	$1,081,198	$220,362	$5,286,495
Net income from securities lending activities	$88,238	$117,738	$25,094	$3,820,403

Fund	iShares Residential and Multisector Real Estate ETF	iShares Russell 1000 ETF	iShares Russell 1000 Growth ETF	iShares Russell 1000 Value ETF
Gross income from securities lending activities	$198,822	$19,117,871	$39,163,374	$32,468,057
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	3,141	922,871	1,376,748	2,113,510
Cash collateral management expenses not included in securities lending income paid to BTC	2,687	215,729	481,795	328,977
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	178,609	14,044,928	31,435,452	21,249,941

Fund	iShares Residential and Multisector Real Estate ETF	iShares Russell 1000 ETF	iShares Russell 1000 Growth ETF	iShares Russell 1000 Value ETF
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$184,437	$15,183,528	$33,293,995	$23,692,428
Net income from securities lending activities	$14,385	$3,934,343	$5,869,379	$8,775,629

Fund	iShares Russell 2000 ETF	iShares Russell 2000 Growth ETF	iShares Russell 2000 Value ETF	iShares Russell 3000 ETF
Gross income from securities lending activities	$264,285,145	$61,764,130	$42,805,629	$10,520,175
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	21,313,188	5,276,124	3,459,596	578,712
Cash collateral management expenses not included in securities lending income paid to BTC	2,517,780	573,507	399,851	112,958
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	149,981,665	33,505,525	24,270,007	7,361,358
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$173,812,633	$39,355,156	$28,129,454	$8,053,028

Fund	iShares Russell 2000 ETF	iShares Russell 2000 Growth ETF	iShares Russell 2000 Value ETF	iShares Russell 3000 ETF
Net income from securities lending activities	$90,472,512	$22,408,974	$14,676,175	$2,467,147

Fund	iShares Russell Mid Cap ETF	iShares Russell Mid-Cap Growth ETF	iShares Russell Mid-Cap Value ETF	iShares Russell Top 200 ETF
Gross income from securities lending activities	$55,531,699	$32,301,489	$20,863,478	$134,454
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	3,135,242	1,312,688	1,471,257	3,123
Cash collateral management expenses not included in securities lending income paid to BTC	599,561	390,274	207,747	1,783
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	38,567,034	25,027,801	12,907,988	115,476
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$42,301,837	$26,730,763	$14,586,992	$120,382
Net income from securities lending activities	$13,229,862	$5,570,726	$6,276,486	$14,072

Fund	iShares Russell Top 200 Growth ETF	iShares Russell Top 200 Value ETF	iShares S&P 100 ETF	iShares S&P 500 Growth ETF
Gross income from securities lending activities	$1,582,212	$162,506	$1,018,771	$7,703,346

Fund	iShares Russell Top 200 Growth ETF	iShares Russell Top 200 Value ETF	iShares S&P 100 ETF	iShares S&P 500 Growth ETF
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	25,768	4,810	29,245	112,563
Cash collateral management expenses not included in securities lending income paid to BTC	22,477	1,710	14,226	94,116
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	1,413,648	135,097	842,133	6,983,355
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$1,461,893	$141,617	$885,604	$7,190,034
Net income from securities lending activities	$120,319	$20,889	$133,167	$513,312

Fund	iShares S&P 500 Value ETF	iShares S&P Mid-Cap 400 Growth ETF	iShares S&P Mid-Cap 400 Value ETF	iShares S&P Small-Cap 600 Growth ETF
Gross income from securities lending activities	$7,178,608	$21,450,999	$14,942,959	$11,815,372
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	132,986	1,226,055	460,306	238,349

Fund	iShares S&P 500 Value ETF	iShares S&P Mid-Cap 400 Growth ETF	iShares S&P Mid-Cap 400 Value ETF	iShares S&P Small-Cap 600 Growth ETF
Cash collateral management expenses not included in securities lending income paid to BTC	86,477	212,288	163,813	148,353
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	6,347,264	14,773,068	12,347,513	10,389,075
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$6,566,727	$16,211,411	$12,971,632	$10,775,777
Net income from securities lending activities	$611,881	$5,239,588	$1,971,327	$1,039,595

Fund	iShares S&P Small-Cap 600 Value ETF	iShares Semiconductor ETF	iShares U.S. Aerospace & Defense ETF	iShares U.S. Broker-Dealers & Securities Exchanges ETF
Gross income from securities lending activities	$10,998,814	$10,479,966	$3,621,021	$236,877
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	340,809	597,036	88,408	3,615

Fund	iShares S&P Small-Cap 600 Value ETF	iShares Semiconductor ETF	iShares U.S. Aerospace & Defense ETF	iShares U.S. Broker-Dealers & Securities Exchanges ETF
Cash collateral management expenses not included in securities lending income paid to BTC	134,145	108,985	45,745	2,195
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	9,058,145	7,233,552	3,108,373	215,049
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$9,533,099	$7,939,573	$3,242,526	$220,859
Net income from securities lending activities	$1,465,715	$2,540,393	$378,495	$16,018

Fund	iShares U.S. Healthcare Providers ETF	iShares U.S. Home Construction ETF	iShares U.S. Infrastructure ETF	iShares U.S. Insurance ETF
Gross income from securities lending activities	$2,263,736	$2,020,700	$2,093,981	$115,878

Fund	iShares U.S. Healthcare Providers ETF	iShares U.S. Home Construction ETF	iShares U.S. Infrastructure ETF	iShares U.S. Insurance ETF
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	41,836	28,551	231,818	5,783
Cash collateral management expenses not included in securities lending income paid to BTC	29,280	24,255	13,179	1,144
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	2,011,034	1,838,632	860,611	84,245
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$2,082,150	$1,891,438	$1,105,608	$91,172
Net income from securities lending activities	$181,586	$129,262	$988,373	$24,706

Fund	iShares U.S. Medical Devices ETF	iShares U.S. Oil & Gas Exploration & Production ETF	IShares U.S. Oil Equipment & Services ETF	iShares U.S. Pharmaceuticals ETF
Gross income from securities lending activities	$5,839,723	$283,855	$513,808	$765,413
Fees and/or compensation for securities lending activities and related services

Fund	iShares U.S. Medical Devices ETF	iShares U.S. Oil & Gas Exploration & Production ETF	IShares U.S. Oil Equipment & Services ETF	iShares U.S. Pharmaceuticals ETF
Securities lending income paid to BTC for services as securities lending agent	151,593	4,868	7,335	84,558
Cash collateral management expenses not included in securities lending income paid to BTC	75,152	3,845	5,683	5,315
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	4,964,412	253,329	468,238	315,057
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$5,191,157	$262,042	$481,256	$404,930

Fund	iShares U.S. Medical Devices ETF	iShares U.S. Oil & Gas Exploration & Production ETF	IShares U.S. Oil Equipment & Services ETF	iShares U.S. Pharmaceuticals ETF
Net income from securities lending activities	$648,566	$21,813	$32,552	$360,483

Fund	iShares U.S. Real Estate ETF	iShares U.S. Regional Banks ETF	iShares U.S. Telecommunications ETF	iShares US Small Cap Value Factor ETF
Gross income from securities lending activities	$1,642,658	$193,764	$992,818	$132,951
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	27,342	9,795	18,857	4,003
Cash collateral management expenses not included in securities lending income paid to BTC	21,934	2,213	12,468	1,636
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	1,471,172	139,499	878,970	110,009
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$1,520,448	$151,507	$910,295	$115,648
Net income from securities lending activities	$122,210	$42,257	$82,523	$17,303
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) may pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds, other iShares funds or exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds, other iShares funds or exchange-traded products. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds and other iShares funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Funds, other iShares funds or exchange-traded products (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Funds, other iShares funds or exchange-traded products available to their clients, in some cases at a waived or reduced commission rate or ticket charge, develop new products that feature iShares, create educational content about the Fund, other iShares funds or exchange-traded products that is featured on an Intermediary’s platform, or otherwise promote the Funds, other iShares funds and exchange-traded products. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in the Funds, other iShares funds or exchange-traded products. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients, what services to provide for various products, or what marketing content to make available to its clients based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients. These financial incentives may cause the Intermediary to recommend the Funds, other iShares funds or exchange-traded products, or otherwise promote the Fund, other iShares funds or exchange-traded products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
In addition to the payments described above, BFA Entities have developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Intermediaries. BlackRock may configure these tools and calculators and localize the content for Intermediaries as part of its customary digital marketing support and promotion of the Funds, other iShares funds, exchange-traded products and BlackRock mutual funds.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Effective June 4, 2016, this relationship was expanded to include National Financial Services, LLC (“NFS”), an affiliate of FBS. Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS, NFS and certain of their affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers, investment professionals and other intermediaries and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a waived or reduced commission rate or ticket charge, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS and NFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS and/or NFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS and NFS during the wind-down period.
In addition, BFA Entities may enter into other contractual arrangements with Intermediaries and certain other third parties that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Such agreements may include payments by BFA Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or educational content, co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties. In certain cases, the payments to Intermediaries are subject to certain minimum payment levels or tiered payments. As of the date of this SAI, the Intermediaries and other third parties receiving one or more types of the contractual payments described above include (in addition to FBS and NFS): Advisor Credit Exchange, Avantax Investment Services, Inc., BNY Mellon Capital Markets, LLC, BNY Mellon Performance & Risk Analytics, LLC, Charles Schwab & Co., Inc., Clearstream Fund Centre AG, Commonwealth Equity Services, LLC, Dorsey Wright and Associates, LLC, E*Trade Securities LLC, Envestnet Asset

Management, Inc., LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Smith Barney LLC, Northwestern Mutual Investment Services, LLC, Orion Portfolio Solutions, LLC, Pershing LLC, Public Holdings, Inc., Raymond James Financial Services, Inc., Riskalyze, Inc., TD Ameritrade, Inc., UBS Financial Services Inc., Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC. Any additions, modifications, or deletions to Intermediaries and other third parties listed above that have occurred since the date of this SAI are not included in the list.
Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed in the immediately preceding paragraph. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the BFA Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Funds, other iShares funds or other exchange-traded products.
The Funds may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Funds would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of a Fund to enhance the liquidity and quality of the secondary market of securities of a Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of a Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of a Fund solely for the benefit of a Fund and will not be paid from any Fund assets. Other funds managed by BFA may also participate in such programs.
Determination of Net Asset Value
Valuation of Shares. The NAV for each Fund is generally calculated as of the close of regular trading hours on the NYSE (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open. Valuation of assets held by a Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each an “Exchange”) are valued using information obtained via independent pricing services, generally at the closing price or, if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which a Fund values such security, the prior day’s price will be used, unless BFA determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options (except those that are customized) for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which a Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BFA determines that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). Customized exchange-traded equity options, as well as OTC derivatives, may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.

Underlying Funds. Shares of underlying open-end funds (including money market funds) are valued at NAV. Shares of underlying exchange-traded closed-end funds or other ETFs will be valued at their most recent closing price.
General Valuation Information. Prices obtained from independent third-party pricing services, broker-dealers or market makers to value a Fund’s securities and other assets and liabilities are based on information available at the time a Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which a Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for assets that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
All cash, receivables and current payables are carried on a Fund’s books at their fair value.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by BFA, each Fund’s valuation designee, as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by BFA pursuant to the Valuation Procedures. Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.
Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used in the Underlying Index, which, in turn, could result in a difference between a Fund’s performance and the performance of the Underlying Index.
Fair Value. When market quotations are not readily available or are believed by BFA to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BFA in accordance with the Valuation Procedures. Pursuant to Rule 2a-5 under the Investment Company Act, the Board of Trustees has designated BFA as the valuation designee for the respective Funds for which it serves as investment adviser. BFA may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BFA believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BFA determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing a Fund’s assets or liabilities, is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, a Fund. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BFA is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.
For certain foreign assets, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign assets in one or more non-U.S. markets following the close of the local markets to the prices that might have prevailed as of a Fund’s pricing time.
BFA’s Rule 2a-5 Committee is responsible for reviewing and approving methodologies by investment type and significant inputs used in the fair valuation of Fund assets or liabilities. In addition, a Fund’s accounting agent assists BFA by periodically endeavoring to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers and regularly evaluating the values assigned to the securities and other assets and liabilities of a Fund. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

When determining the price for a Fair Value Asset, BFA will seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction on the date on which the asset or liability is being valued, and does not seek to determine the price a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that BFA deems relevant at the time of the determination, and may be based on analytical values determined by BFA using proprietary or third-party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an investment, one or more fair value methodologies may be used (depending on certain factors, including the asset type). For example, the investment may be initially priced based on the original cost of the investment or, alternatively, using proprietary or third-party models that may rely upon one or more unobservable inputs. Prices of actual, executed or historical transactions in the relevant investment (or comparable instruments) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar instruments, may also be used as a basis for establishing the fair value of an investment.
The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.
Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities, to the extent such rules become more stringent, would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to a Fund’s inability to obtain a third-party determination of fair market value.
Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including a Fund. In return for such services, BFA may cause a Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for a Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, thinly traded securities, or other circumstances.

Section 28(e) of the 1934 Act (“Section 28(e)”) permits a U.S. investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.
From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
The Funds anticipate that brokerage transactions involving foreign equity securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Funds in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates.
OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons and affiliated persons of such affiliated persons in connection with such transactions. The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Funds and for other investment accounts managed by BFA and the other Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and the other Affiliates may deal, trade and invest for their own respective accounts in the types of securities in which the Funds may invest.
Initial public offerings (“IPOs”) of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. IPOs of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the IPO will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in a Fund receiving less of a particular security than if pro-rating had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or the other Affiliates during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which BFA or another Affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases it could be beneficial to the Funds. Transactions effected by BFA or the other Affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are principally due to increases or decreases in that Fund’s assets over those periods or the magnitude of changes to the components of a Fund's Underlying Index:

Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended March 31, 2023	Brokerage Commissions Paid During Fiscal Year Ended March 31, 2022	Brokerage Commissions Paid During Fiscal Year Ended March 31, 2021
iShares Biotechnology ETF	02/05/01	$722,128	$1,545,280	$834,068
iShares Core S&P 500 ETF	05/15/00	1,155,238	1,222,724	1,409,732
iShares Core S&P Mid-Cap ETF	05/22/00	3,175,459	2,411,031	2,847,172
iShares Core S&P Small-Cap ETF	05/22/00	7,488,703	4,930,489	6,734,154
iShares Core S&P Total U.S. Stock Market ETF	01/20/04	624,597	474,339	494,569
iShares Core S&P U.S. Growth ETF	07/24/00	244,680	102,294	72,148
iShares Core S&P U.S. Value ETF	07/24/00	238,411	156,549	205,781
iShares ESG Screened S&P 500 ETF	09/22/20	1,490	953	66
iShares ESG Screened S&P Mid-Cap ETF	09/22/20	4,363	2,837	273
iShares ESG Screened S&P Small-Cap ETF	09/22/20	4,936	3,350	864
iShares Europe ETF	07/25/00	39,529	46,626	28,948
iShares Expanded Tech Sector ETF	03/13/01	25,603	31,682	18,927
iShares Expanded Tech-Software Sector ETF	07/10/01	75,171	118,897	102,456
iShares Factors US Growth Style ETF	01/14/20	376	791	614
iShares Factors US Value Style ETF	01/14/20	1,995	1,996	2,816
iShares Focused Value Factor ETF	03/19/19	10,058	16,959	5,899
iShares International Developed Small Cap Value Factor ETF	03/23/21	16,284	6,649	28
iShares JPX-Nikkei 400 ETF	10/23/01	3,882	4,874	5,455
iShares Micro-Cap ETF	08/12/05	219,437	548,474	342,706
iShares Mortgage Real Estate ETF	05/01/07	290,488	333,931	570,146
iShares North American Natural Resources ETF	10/22/01	21,859	27,127	26,241
iShares North American Tech-Multimedia Networking ETF	07/10/01	9,668	15,724	8,882
iShares Preferred and Income Securities ETF	03/26/07	1,046,132	1,432,215	2,045,323
iShares Residential and Multisector Real Estate ETF	05/01/07	39,693	21,441	9,842
iShares Russell 1000 ETF	05/15/00	208,687	219,444	199,947
iShares Russell 1000 Growth ETF	05/22/00	597,054	468,336	556,228
iShares Russell 1000 Value ETF	05/22/00	711,909	732,974	860,614
iShares Russell 2000 ETF	05/22/00	2,937,597	6,921,437	5,497,730
iShares Russell 2000 Growth ETF	07/24/00	509,308	1,309,210	988,881
iShares Russell 2000 Value ETF	07/24/00	791,432	2,119,942	1,864,464
iShares Russell 3000 ETF	05/22/00	188,162	116,303	95,042
iShares Russell Mid-Cap ETF	07/17/01	251,358	551,567	640,260
iShares Russell Mid-Cap Growth ETF	07/17/01	62,948	369,882	327,319
iShares Russell Mid-Cap Value ETF	07/17/01	494,823	323,549	511,031
iShares Russell Top 200 ETF	09/22/09	4,144	3,252	3,031
iShares Russell Top 200 Growth ETF	09/22/09	27,783	15,391	16,199
iShares Russell Top 200 Value ETF	09/22/09	16,188	14,620	12,689
iShares S&P 100 ETF	10/23/00	38,429	23,658	52,086
iShares S&P 500 Growth ETF	05/22/00	565,726	264,743	174,278
iShares S&P 500 Value ETF	05/22/00	372,118	318,752	422,154
iShares S&P Mid-Cap 400 Growth ETF	07/24/00	413,750	389,448	455,474
iShares S&P Mid-Cap 400 Value ETF	07/24/00	592,827	544,798	465,920
iShares S&P Small-Cap 600 Growth ETF	07/24/00	612,702	535,494	927,092
iShares S&P Small-Cap 600 Value ETF	07/24/00	1,981,986	1,325,001	1,698,044
iShares Semiconductor ETF	07/10/01	131,908	390,636	103,868
iShares U.S. Aerospace & Defense ETF	05/01/06	122,867	88,164	210,740

Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended March 31, 2023	Brokerage Commissions Paid During Fiscal Year Ended March 31, 2022	Brokerage Commissions Paid During Fiscal Year Ended March 31, 2021
iShares U.S. Broker-Dealers & Securities Exchanges ETF	05/01/06	67,174	26,680	9,128
iShares U.S. Healthcare Providers ETF	05/01/06	71,366	55,147	33,014
iShares U.S. Home Construction ETF	05/01/06	13,795	13,422	50,988
iShares U.S. Infrastructure ETF	04/03/18	273,585	128,432	28,398
iShares U.S. Insurance ETF	05/01/06	8,722	2,769	1,408
iShares U.S. Medical Devices ETF	05/01/06	80,873	99,163	84,901
iShares U.S. Oil & Gas Exploration & Production ETF	05/01/06	26,837	18,260	28,194
iShares U.S. Oil Equipment & Services ETF	05/01/06	23,997	38,494	124,746
iShares U.S. Pharmaceuticals ETF	05/01/06	25,295	30,565	38,901
iShares U.S. Real Estate ETF	06/12/00	94,818	156,955	296,838
iShares U.S. Regional Banks ETF	05/01/06	18,712	38,492	8,550
iShares U.S. Telecommunications ETF	05/22/00	47,926	97,972	65,572
iShares US Small Cap Value Factor ETF	10/27/20	64,708	14,711	5,286
None of the Funds paid any brokerage commissions to BRIL, an affiliate of BFA, or to any other broker-dealer that is part of the BlackRock group of companies, during the fiscal year ended March 31, 2023.
The following table sets forth the names of the Funds’ “regular” broker-dealers, as defined under Rule 10b-1 of the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the fiscal year ended March 31, 2023:

Fund	Issuer	Market Value of Investment
iShares Core S&P 500 ETF	J.P. Morgan Securities LLC	$3,393,107,558
	BofA Securities, Inc.	1,772,021,937
	Wells Fargo Securities LLC	1,264,438,383
	Morgan Stanley & Co. LLC	1,018,314,848
	Goldman Sachs & Co. LLC	983,342,381
	Citigroup Global Markets, Inc.	806,221,080
	State Street Bank & Trust Co.	234,517,215

iShares Core S&P Total U.S. Stock Market ETF	J.P. Morgan Securities LLC	$388,969,616
	Wells Fargo Securities LLC	145,467,111
	Morgan Stanley & Co. LLC	116,489,528
	Goldman Sachs & Co. LLC	112,482,989
	Citigroup Global Markets, Inc.	92,411,609
	State Street Bank & Trust Co.	27,127,447

iShares Core S&P U.S. Growth ETF	Jefferies Financial Group, Inc.	$3,723,451

iShares Core S&P U.S. Value ETF	JPMorgan Chase & Co.	$295,623,612
	Bank of America Corp.	154,386,747
	Morgan Stanley	88,720,759
	Goldman Sachs Group Inc. (The)	85,674,361
	Citigroup, Inc.	70,241,830

Fund	Issuer	Market Value of Investment
iShares ESG Screened S&P 500 ETF	JPMorgan Chase & Co.	$1,607,244
	Bank of America Corp.	839,439
	Morgan Stanley	482,373
	Goldman Sachs Group Inc. (The)	465,478
	Citigroup, Inc.	381,731

iShares Europe ETF	UBS Group AG	$13,579,894
	Credit Suisse Group AG	624,033

iShares Factors US Value Style ETF	Goldman Sachs Group Inc. (The)	$31,403
	Citigroup, Inc.	25,555
	Morgan Stanley	13,170

iShares International Developed Small Cap Value Factor ETF	Close Brothers Group PLC	$529,743

iShares JPX-Nikkei 400 ETF	Nomura Holdings Inc.	$245,198

iShares Preferred and Income Securities ETF	Wells Fargo & Co.	$600,629,187
	JPMorgan Chase & Co.	598,871,335
	Morgan Stanley	532,493,882
	Goldman Sachs Group Inc. (The)	272,331,423

iShares Russell 1000 ETF	Bank of America Corp.	$150,204,626
	Citigroup Inc.	67,871,259
	JPMorgan Chase & Co.	284,221,356
	Morgan Stanley	80,939,747
	The Goldman Sachs Group, Inc.	80,223,727
	Virtu Financial, Inc.	1,378,585

iShares Russell 1000 Value ETF	Bank of America Corp.	$551,546,481
	Citigroup Inc.	249,220,069
	Jefferies Financial Group Inc.	17,217,649
	JPMorgan Chase & Co.	1,043,655,136
	Morgan Stanley	297,208,531
	The Goldman Sachs Group, Inc.	294,588,397
	Wells Fargo & Company	393,715,653

iShares Russell 3000 ETF	JPMorgan Chase & Co.	$101,344,042
	Bank of America Corp.	53,558,105
	Morgan Stanley	28,853,977
	Goldman Sachs Group Inc. (The)	28,594,975
	Citigroup, Inc.	24,200,632
	Jefferies Financial Group, Inc.	1,720,403

iShares Russell Mid-Cap ETF	State Street Bank & Trust Co.	$75,584,110

iShares Russell Top 200 ETF	JPMorgan Chase & Co.	$10,805,566
	Bank of America Corp.	5,710,505

Fund	Issuer	Market Value of Investment
	Wells Fargo & Co.	4,076,364
	Goldman Sachs Group Inc. (The)	3,049,974
	Citigroup, Inc.	2,580,310

iShares Russell Top 200 Value ETF	JPMorgan Chase & Co.	$48,091,166
	Bank of America Corp.	25,415,133
	Wells Fargo & Co.	18,142,308
	Morgan Stanley	13,695,307
	Goldman Sachs Group Inc. (The)	13,574,084
	Citigroup, Inc.	11,484,064

iShares S&P 100 ETF	JPMorgan Chase & Co.	$126,559,287
	Bank of America Corp.	66,094,428
	Wells Fargo & Co.	47,162,196
	Morgan Stanley	37,981,929
	Goldman Sachs Group Inc. (The)	36,677,863
	Citigroup, Inc.	30,071,213

iShares S&P 500 Value ETF	JPMorgan Chase & Co.	$580,265,869
	Bank of America Corp.	303,039,194
	Morgan Stanley	174,144,978
	Goldman Sachs Group Inc. (The)	168,166,597
	Citigroup, Inc.	137,874,324

iShares U.S. Broker-Dealers & Securities Exchanges ETF	Piper Sandler Companies	$6,735,892
	The Goldman Sachs Group, Inc.	144,984,965
	Virtu Financial, Inc.	6,222,447

iShares US Small Cap Value Factor ETF		$0
The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BlackRock manages or advises. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BlackRock are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BlackRock. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BlackRock may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BlackRock may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.
The table below sets forth the portfolio turnover rates of each Fund for the fiscal years noted:

Fund	Fiscal Year Ended March 31, 2023	Fiscal Year Ended March 31, 2022
iShares Biotechnology ETF	13%	46%
iShares Core S&P 500 ETF	3%	3%
iShares Core S&P Mid-Cap ETF	18%	16%
iShares Core S&P Small-Cap ETF	19%	16%
iShares Core S&P Total U.S. Stock Market ETF	4%	4%
iShares Core S&P U.S. Growth ETF	36%	15%
iShares Core S&P U.S. Value ETF	31%	20%
iShares ESG Screened S&P 500 ETF	4%	3%
iShares ESG Screened S&P Mid-Cap ETF	20%	26%
iShares ESG Screened S&P Small-Cap ETF	23%	34%
iShares Europe ETF	5%	5%
iShares Expanded Tech Sector ETF	9%	8%
iShares Expanded Tech-Software Sector ETF	13%	15%
iShares Factors US Growth Style ETF	67%	111%
iShares Factors US Value Style ETF	109%	104%
iShares Focused Value Factor ETF	133%	138%
iShares International Developed Small Cap Value Factor ETF	18%	35%
iShares JPX-Nikkei 400 ETF	12%	11%
iShares Micro-Cap ETF	35%	44%
iShares Mortgage Real Estate ETF	28%	20%
iShares North American Natural Resources ETF	11%	15%
iShares North American Tech-Multimedia Networking ETF	31%	37%
iShares Preferred and Income Securities ETF	16%	21%
iShares Residential and Multisector Real Estate ETF	18%	8%
iShares Russell 1000 ETF	5%	6%
iShares Russell 1000 Growth ETF	14%	13%
iShares Russell 1000 Value ETF	15%	17%
iShares Russell 2000 ETF	18%	23%
iShares Russell 2000 Growth ETF	35%	40%
iShares Russell 2000 Value ETF	32%	35%
iShares Russell 3000 ETF	4%	5%
iShares Russell Mid-Cap ETF	12%	13%
iShares Russell Mid-Cap Growth ETF	26%	35%
iShares Russell Mid-Cap Value ETF	19%	21%
iShares Russell Top 200 ETF	5%	4%
iShares Russell Top 200 Growth ETF	12%	10%
iShares Russell Top 200 Value ETF	18%	15%
iShares S&P 100 ETF	3%	2%
iShares S&P 500 Growth ETF	34%	14%
iShares S&P 500 Value ETF	29%	18%
iShares S&P Mid-Cap 400 Growth ETF	54%	45%
iShares S&P Mid-Cap 400 Value ETF	41%	38%
iShares S&P Small-Cap 600 Growth ETF	54%	44%
iShares S&P Small-Cap 600 Value ETF	54%	42%
iShares Semiconductor ETF	18%	32%
iShares U.S. Aerospace & Defense ETF	20%	27%
iShares U.S. Broker-Dealers & Securities Exchanges ETF	56%	24%
iShares U.S. Healthcare Providers ETF	20%	24%
iShares U.S. Home Construction ETF	9%	5%
iShares U.S. Infrastructure ETF	26%	33%
iShares U.S. Insurance ETF	12%	11%
iShares U.S. Medical Devices ETF	10%	11%

Fund	Fiscal Year Ended March 31, 2023	Fiscal Year Ended March 31, 2022
iShares U.S. Oil & Gas Exploration & Production ETF	15%	17%
iShares U.S. Oil Equipment & Services ETF	16%	55%
iShares U.S. Pharmaceuticals ETF	46%	20%
iShares U.S. Real Estate ETF	8%	9%
iShares U.S. Regional Banks ETF	7%	14%
iShares U.S. Telecommunications ETF	24%	75%
iShares US Small Cap Value Factor ETF	71%	13%
Additional Information Concerning the Trust
Shares.  The Trust currently consists of more than 315 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.
In accordance with the Trust's current Agreement and Declaration of Trust (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by the Declaration of Trust or applicable law, including the 1940 Act), authorize certain funds to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another fund.  The Trust or a fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or such fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or a fund may make redemptions in-kind, for cash or for a combination of cash or securities. Further, in the event of a termination of the Trust or a fund, the Trust or a fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.
DTC as Securities Depository for Shares of the Funds.  Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Distribution of Shares.  In connection with each Fund's launch, each Fund was seeded through the sale of one or more Creation Units by each Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of each Fund or each Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for each Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. Each Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.
Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.
Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.
Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.
Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the applicable Listing Exchange closes earlier than normal, the Funds may require orders to be placed earlier in the day. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund and the approximate value of such Creation Unit as of April 30, 2023:

Fund	Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
iShares Biotechnology ETF	50,000	$6,461,921.65
iShares Core S&P 500 ETF	50,000	20,562,095.20
iShares Core S&P Mid-Cap ETF	50,000	12,508,500.00
iShares Core S&P Small-Cap ETF	50,000	4,838,000.00
iShares Core S&P Total U.S. Stock Market ETF	50,000	4,527,750.00
iShares Core S&P U.S. Growth ETF	50,000	4,441,000.00
iShares Core S&P U.S. Value ETF	50,000	3,689,000.00
iShares ESG Screened S&P 500 ETF	50,000	1,545,000.00
iShares ESG Screened S&P Mid-Cap ETF	50,000	1,701,000.00
iShares ESG Screened S&P Small-Cap ETF	50,000	1,696,000.00
iShares Europe ETF	50,000	2,607,451.45
iShares Expanded Tech Sector ETF	50,000	16,967,781.70
iShares Expanded Tech-Software Sector ETF	50,000	15,219,435.15
iShares Factors US Growth Style ETF	50,000	1,655,000.00
iShares Factors US Value Style ETF	50,000	1,331,500.00
iShares Focused Value Factor ETF	50,000	2,519,272.45
iShares International Developed Small Cap Value Factor ETF	100,000	3,261,232.80
iShares JPX-Nikkei 400 ETF	150,000	9,387,182.85
iShares Micro-Cap ETF	50,000	5,220,473.50
iShares Mortgage Real Estate ETF	50,000	1,092,000.00
iShares North American Natural Resources ETF	50,000	1,958,418.25
iShares North American Tech-Multimedia Networking ETF	50,000	3,573,516.00
iShares Preferred and Income Securities ETF	50,000	1,559,000.00

Fund	Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
iShares Residential and Multisector Real Estate ETF	50,000	3,530,000.00
iShares Russell 1000 ETF	50,000	11,260,866.25
iShares Russell 1000 Growth ETF	50,000	12,224,131.50
iShares Russell 1000 Value ETF	50,000	7,617,446.55
iShares Russell 2000 ETF	50,000	8,930,753.70
iShares Russell 2000 Growth ETF	50,000	11,353,779.90
iShares Russell 2000 Value ETF	50,000	6,861,828.90
iShares Russell 3000 ETF	50,000	11,776,000.00
iShares Russell Mid-Cap ETF	50,000	3,495,431.00
iShares Russell Mid-Cap Growth ETF	50,000	4,554,102.85
iShares Russell Mid-Cap Value ETF	50,000	5,310,500.00
iShares Russell Top 200 ETF	50,000	4,869,000.00
iShares Russell Top 200 Growth ETF	50,000	6,949,000.00
iShares Russell Top 200 Value ETF	50,000	3,257,500.00
iShares S&P 100 ETF	50,000	9,353,000.00
iShares S&P 500 Growth ETF	50,000	3,196,000.00
iShares S&P 500 Value ETF	50,000	7,589,500.00
iShares S&P Mid-Cap 400 Growth ETF	50,000	3,576,989.35
iShares S&P Mid-Cap 400 Value ETF	50,000	5,141,672.15
iShares S&P Small-Cap 600 Growth ETF	50,000	5,506,338.55
iShares S&P Small-Cap 600 Value ETF	50,000	4,683,500.00
iShares Semiconductor ETF	50,000	22,245,471.65
iShares U.S. Aerospace & Defense ETF	50,000	5,754,693.85
iShares U.S. Broker-Dealers & Securities Exchanges ETF	50,000	4,580,163.75
iShares U.S. Healthcare Providers ETF	50,000	12,367,432.65
iShares U.S. Home Construction ETF	50,000	3,513,886.85
iShares U.S. Infrastructure ETF	50,000	1,867,109.30
iShares U.S. Insurance ETF	50,000	4,282,477.80
iShares U.S. Medical Devices ETF	50,000	2,701,321.10
iShares U.S. Oil & Gas Exploration & Production ETF	50,000	4,291,155.50
iShares U.S. Oil Equipment & Services ETF	50,000	966,431.75
iShares U.S. Pharmaceuticals ETF	50,000	8,771,138.30
iShares U.S. Real Estate ETF	50,000	4,247,545.05
iShares U.S. Regional Banks ETF	50,000	1,789,407.95
iShares U.S. Telecommunications ETF	50,000	1,157,589.00
iShares US Small Cap Value Factor ETF	50,000	1,330,552.55
In its discretion, the Trust reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to each Fund is any day the Fund is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. Each Fund is open for business any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of a Fund generally consists of the Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund's portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.
The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.
The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit.
Fund Deposits may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security in certain circumstances, including: (i) when instruments are not available in sufficient quantity for delivery; (ii) when instruments are not eligible for transfer through DTC or the clearing process (as discussed below); (iii) when instruments that the Authorized Participant (or an investor on whose behalf the Authorized Participant is acting) are not able to be traded due to a trading restriction; (iv) when delivery of the Deposit Security by the Authorized Participant (or by an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws; (v) in connection with distribution payments to be made by a Fund; or (vi) in certain other situations.
Cash Purchase Method.  Although the Trust does not generally permit partial or full cash purchases of Creation Units of its funds, when partial or full cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor and to create a Creation Unit of the Funds, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A member or participant of a clearing agency registered with the SEC which has a written agreement with the Funds or one of their service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units is referred to as an “Authorized Participant.” All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant.  Creation Units may be purchased only by or through a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of their service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.
Purchase Orders.   To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Funds. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by the Funds to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. Each Fund's deadline specified above for the submission of purchase orders is referred to as that Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with a Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once a Fund has accepted an order, upon the next determination of the NAV of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Each Fund reserves the right to reject or revoke a creation order transmitted to it by the Distributor or its agent provided that a rejection or revocation of a creation order does not violate Rule 6c-11 under the Investment Company Act. For example, a Fund may reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities is not legally required or would, in the opinion of counsel, be unlawful or have an adverse effect on the Fund or its shareholders (e.g., jeopardize the Fund's tax status); or (v) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, State Street, JPMorgan, BNY Mellon or Citibank, as applicable, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+2 basis” (i.e., two Business Days after trade date). However, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. For example, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, in order to accommodate non-U.S. market holiday schedules to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.
To the extent contemplated by an Authorized Participant Agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to buy Deposit Securities for the Funds. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the contractual settlement date. Information concerning the Funds' current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.
iShares Europe ETF, iShares International Developed Small Cap Value Factor ETF and iShares JPX-Nikkei 400 ETF
A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard creation transaction fees and maximum additional charge (as described above):

Fund	Standard Creation Transaction Fee	Maximum Additional Charge for Creations*
iShares Europe ETF	$10,000	3.0%
iShares International Developed Small Cap Value Factor ETF	8,350	3.0%
iShares JPX-Nikkei 400 ETF	3,000	3.0%

*
As a percentage of the net asset value per Creation Unit.
iShares Biotechnology ETF, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares Core S&P Total U.S. Stock Market ETF, iShares Core S&P U.S. Growth ETF, iShares Core S&P U.S. Value ETF, iShares ESG Screened S&P 500 ETF, iShares ESG Screened S&P Mid-Cap ETF, iShares ESG Screened S&P Small-Cap ETF, iShares Expanded Tech Sector ETF, iShares Expanded Tech-Software Sector ETF, iShares Factors US Growth Style ETF, iShares Factors US Value Style ETF, iShares Focused Value Factor ETF, iShares Micro-Cap ETF, iShares Mortgage Real Estate ETF, iShares North American Natural Resources ETF, iShares North American Tech-Multimedia Networking ETF, iShares Preferred and Income Securities ETF, iShares Residential and Multisector Real Estate ETF, iShares Russell 1000 ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell 2000 ETF, iShares Russell 2000 Growth ETF, iShares Russell 2000 Value ETF, iShares Russell 3000 ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares Russell Top 200 ETF, iShares Russell Top 200 Growth ETF, iShares Russell Top 200 Value ETF, iShares S&P 100 ETF, iShares S&P 500 Growth ETF, iShares S&P 500 Value ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares S&P Mid-Cap 400 Value ETF, iShares S&P Small-Cap 600 Growth ETF, iShares S&P Small-Cap 600 Value ETF, iShares Semiconductor ETF, iShares U.S. Aerospace & Defense ETF, iShares U.S. Broker-Dealers & Securities Exchanges ETF, iShares U.S. Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Infrastructure ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF, iShares U.S. Real Estate ETF, iShares U.S. Regional Banks ETF, iShares U.S. Telecommunications ETF and iShares US Small Cap Value Factor ETF
A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. Under an ETF Services Agreement, the Funds have retained BRIL, an affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Funds (“ETF Services”). BRIL will receive from an Authorized Participant a standard transaction fee on each creation order, which consists of (1) a fee for providing the ETF Services (the “ETF Servicing Fee”) and (2) transfer, processing and other transaction costs charged by a Fund custodian in connection with the issuance of Creation Units for such creation order (“Custody Transaction Costs”). BRIL is entitled to retain the ETF Servicing Fee pursuant to the ETF Services Agreement, but BRIL will reimburse any Custody Transaction Costs to the applicable Fund custodian according to the amounts invoiced by such custodian.
The ETF Servicing Fee is a flat fee per order regardless of the number of Creation Units being purchased, which amount will vary among different Funds based on a number of factors, including the complexity of the order and the types of securities or instruments included in a Fund’s Creation Basket, among other variables. The actual Custody Transaction Costs vary per order based on the number of trades, underlying markets and settlement locations associated with the issuance of a Creation Unit. The following table sets forth, for each Fund, either the actual creation transaction fee that was charged on June 30, 2023 or an estimate of the creation transaction fee that would have been charged if the Fund had issued a Creation Unit on that date. The actual fee that was or would have been charged to an Authorized Participant in connection with a creation order will vary over time depending on the factors discussed above, and may be higher than the fee set forth below.
If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Deposit

Securities to the Funds. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth each Fund’s actual or estimated creation transaction fee, as applicable, as of June 30, 2023 and maximum additional charge (as described above):
Fund	Standard Creation Transaction Fee	Maximum Additional Charge*
iShares Biotechnology ETF	$478.75	3.0%
iShares Core S&P 500 ETF	777.50	3.0%
iShares Core S&P Mid-Cap ETF	645.00	3.0%
iShares Core S&P Small-Cap ETF	790.00	3.0%
iShares Core S&P Total U.S. Stock Market ETF	3,675.00	3.0%
iShares Core S&P U.S. Growth ETF	743.75 **	3.0%
iShares Core S&P U.S. Value ETF	1,020.00	3.0%
iShares ESG Screened S&P 500 ETF	711.25 **	3.0%
iShares ESG Screened S&P Mid-Cap ETF	600.00 **	3.0%
iShares ESG Screened S&P Small-Cap ETF	753.75 **	3.0%
iShares Expanded Tech Sector ETF	497.50 **	3.0%
iShares Expanded Tech-Software Sector ETF	293.75 **	3.0%
iShares Factors US Growth Style ETF	263.75 **	3.0%
iShares Factors US Value Style ETF	357.50 **	3.0%
iShares Focused Value Factor ETF	198.75 **	3.0%
iShares Micro-Cap ETF	2,058.75 **	3.0%
iShares Mortgage Real Estate ETF	188.75	3.0%
iShares North American Natural Resources ETF	302.50	3.0%
iShares North American Tech-Multimedia Networking ETF	176.25 **	3.0%
iShares Preferred and Income Securities ETF	705.00	3.0%
iShares Residential and Multisector Real Estate ETF	198.75 **	3.0%
iShares Russell 1000 ETF	1,401.25	3.0%
iShares Russell 1000 Growth ETF	700.00	3.0%
iShares Russell 1000 Value ETF	1,193.75	3.0%
iShares Russell 2000 ETF	2,531.25	3.0%
iShares Russell 2000 Growth ETF	1,482.50 **	3.0%
iShares Russell 2000 Value ETF	1,860.00	3.0%
iShares Russell 3000 ETF	3,378.75 **	3.0%
iShares Russell Mid-Cap ETF	1,155.00 **	3.0%
iShares Russell Mid-Cap Growth ETF	563.75	3.0%
iShares Russell Mid-Cap Value ETF	1,013.75 **	3.0%
iShares Russell Top 200 ETF	395.00 **	3.0%
iShares Russell Top 200 Growth ETF	287.50 **	3.0%
iShares Russell Top 200 Value ETF	331.25 **	3.0%
iShares S&P 100 ETF	276.25 **	3.0%
iShares S&P 500 Growth ETF	441.25	3.0%
iShares S&P 500 Value ETF	652.50	3.0%
iShares S&P Mid-Cap 400 Growth ETF	452.50 **	3.0%
iShares S&P Mid-Cap 400 Value ETF	517.50 **	3.0%
iShares S&P Small-Cap 600 Growth ETF	531.25 **	3.0%
iShares S&P Small-Cap 600 Value ETF	640.00 **	3.0%
iShares Semiconductor ETF	187.50	3.0%
iShares U.S. Aerospace & Defense ETF	193.75	3.0%
iShares U.S. Broker-Dealers & Securities Exchanges ETF	180.00 **	3.0%
iShares U.S. Healthcare Providers ETF	228.75 **	3.0%

Fund	Standard Creation Transaction Fee	Maximum Additional Charge*
iShares U.S. Home Construction ETF	210.00	3.0%
iShares U.S. Infrastructure ETF	340.00 **	3.0%
iShares U.S. Insurance ETF	208.75 **	3.0%
iShares U.S. Medical Devices ETF	226.25 **	3.0%
iShares U.S. Oil & Gas Exploration & Production ETF	211.25	3.0%
iShares U.S. Oil Equipment & Services ETF	186.25 **	3.0%
iShares U.S. Pharmaceuticals ETF	200.00 **	3.0%
iShares U.S. Real Estate ETF	245.00	3.0%
iShares U.S. Regional Banks ETF	192.50 **	3.0%
iShares U.S. Telecommunications ETF	175.00	3.0%
iShares US Small Cap Value Factor ETF	378.75 **	3.0%

*
As a percentage of the net asset value per Creation Unit.
**
Estimated fee.
Redemption of iShares Russell 2000 ETF During Certain Market Conditions.  By submitting a redemption request, an Authorized Participant is deemed to represent to the Trust, consistent with the Authorized Participant Agreement, that (1) it has the requisite number of shares to deliver to the Trust to satisfy the redemption request, (2) such shares have not been loaned or pledged to any other party and are free and clear of any liens and encumbrances, and (3) it will not lend, hypothecate or otherwise encumber the shares after the submission of the redemption request. These deemed representations are subject to verification under certain circumstances with respect to the iShares Russell 2000 ETF. Specifically, if an Authorized Participant submits a redemption request with respect to the iShares Russell 2000 ETF on a Business Day on which the Trust determines, based on information available to the Trust on such Business Day, that (i) the short interest of the Fund in the marketplace is greater than or equal to 150% and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund shares on such Business Day represent 25% or more of the shares outstanding of the Fund, such Authorized Participant will be required to verify to the Trust (in a form specified by the Trust) the accuracy of its deemed representations. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its deemed representations in accordance with this requirement, its redemption request will be considered not to have been timely received in proper form.
Redemption of Creation Units.  Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
Each Fund generally redeems Creation Units for Fund Securities (as defined below). Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Funds.
Each Fund publishes the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable to redemption requests received in proper form (as defined below) on that day (“Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) in order to effect redemptions of Creation Units of a Fund. Such Fund Securities and Cash Amount will remain in effect until such time as the next announced composition of the Fund Securities and Cash Amount is made available. The Fund Securities and Cash Amount are subject to possible amendment or correction. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the NAV of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security in certain circumstances, including: (i) when the delivery of a Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction; (ii) when the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of a Fund Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when a Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. Each Fund generally redeems Creation Units for Fund Securities, but each Fund reserves the right to utilize a cash option for redemption of Creation Units. Each Fund may, in its sole discretion, provide such redeeming Authorized Participant a portfolio of securities that differs from the exact composition of the Fund Securities, but does not differ in NAV. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,” while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket. Redemption Baskets may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
Cash Redemption Method.   Although the Trust does not generally permit partial or full cash redemptions of Creation Units of its funds, when partial or full cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.
iShares Europe ETF, iShares International Developed Small Cap Value Factor ETF and iShares JPX-Nikkei 400 ETF
A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard redemption transaction fees and maximum additional charge (as described above):

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions*
iShares Europe ETF	$10,000	2.0%
iShares International Developed Small Cap Value Factor ETF	8,350	2.0%
iShares JPX-Nikkei 400 ETF	3,000	2.0%

*
As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
iShares Biotechnology ETF, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares Core S&P Total U.S. Stock Market ETF, iShares Core S&P U.S. Growth ETF, iShares Core S&P U.S. Value ETF, iShares

ESG Screened S&P 500 ETF, iShares ESG Screened S&P Mid-Cap ETF, iShares ESG Screened S&P Small-Cap ETF, iShares Expanded Tech Sector ETF, iShares Expanded Tech-Software Sector ETF, iShares Factors US Growth Style ETF, iShares Factors US Value Style ETF, iShares Focused Value Factor ETF, iShares Micro-Cap ETF, iShares Mortgage Real Estate ETF, iShares North American Natural Resources ETF, iShares North American Tech-Multimedia Networking ETF, iShares Preferred and Income Securities ETF, iShares Residential and Multisector Real Estate ETF, iShares Russell 1000 ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell 2000 ETF, iShares Russell 2000 Growth ETF, iShares Russell 2000 Value ETF, iShares Russell 3000 ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares Russell Top 200 ETF, iShares Russell Top 200 Growth ETF, iShares Russell Top 200 Value ETF, iShares S&P 100 ETF, iShares S&P 500 Growth ETF, iShares S&P 500 Value ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares S&P Mid-Cap 400 Value ETF, iShares S&P Small-Cap 600 Growth ETF, iShares S&P Small-Cap 600 Value ETF, iShares Semiconductor ETF, iShares U.S. Aerospace & Defense ETF, iShares U.S. Broker-Dealers & Securities Exchanges ETF, iShares U.S. Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Infrastructure ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF, iShares U.S. Real Estate ETF, iShares U.S. Regional Banks ETF, iShares U.S. Telecommunications ETF and iShares US Small Cap Value Factor ETF
A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. As described above, under an ETF Services Agreement, the Funds have retained BRIL, an affiliate of BFA, to perform certain ETF Services. BRIL will receive from an Authorized Participant a standard transaction fee on each redemption order, which consists of (1) the ETF Servicing Fee and (2) Custody Transaction Costs. BRIL is entitled to retain the ETF Servicing Fee pursuant to the ETF Services Agreement, but BRIL will reimburse any Custody Transaction Costs to the applicable Fund custodian according to the amounts invoiced by such custodian.
The ETF Servicing Fee is a flat fee per order regardless of the number of Creation Units being redeemed, which amount will vary among different Funds based on a number of factors, including the complexity of the order and the types of securities or instruments included in a Fund’s Redemption Basket, among other variables. The actual Custody Transaction Costs vary per order based on the number of trades, underlying markets, and settlement locations associated with the redemption of a Creation Unit. The following table sets forth, for each Fund, either the actual redemption transaction fee that was charged on June 30, 2023 or an estimate of the redemption transaction fee that would have been charged if the Fund had redeemed a Creation Unit on that date. The actual fee that was or would have been charged to an Authorized Participant in connection with a redemption order will vary over time depending on the factors discussed above, and may be higher than the fee set forth below.
If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth each Fund’s actual or estimated redemption transaction fee, as applicable, that would have been charged as of June 30, 2023 and maximum additional charge (as described above):
Fund	Standard Redemption Transaction Fee	Maximum Additional Charge*
iShares Biotechnology ETF	$478.75	2.0%
iShares Core S&P 500 ETF	777.50	2.0%
iShares Core S&P Mid-Cap ETF	645.00	2.0%
iShares Core S&P Small-Cap ETF	790.00	2.0%
iShares Core S&P Total U.S. Stock Market ETF	3,675.00	2.0%
iShares Core S&P U.S. Growth ETF	743.75 **	2.0%
iShares Core S&P U.S. Value ETF	1,020.00	2.0%
iShares ESG Screened S&P 500 ETF	711.25 **	2.0%
iShares ESG Screened S&P Mid-Cap ETF	600.00 **	2.0%

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge*
iShares ESG Screened S&P Small-Cap ETF	753.75 **	2.0%
iShares Expanded Tech Sector ETF	497.50 **	2.0%
iShares Expanded Tech-Software Sector ETF	293.75 **	2.0%
iShares Factors US Growth Style ETF	263.75 **	2.0%
iShares Factors US Value Style ETF	357.50 **	2.0%
iShares Focused Value Factor ETF	198.75 **	2.0%
iShares Micro-Cap ETF	2,058.75 **	2.0%
iShares Mortgage Real Estate ETF	188.75	2.0%
iShares North American Natural Resources ETF	302.50	2.0%
iShares North American Tech-Multimedia Networking ETF	176.25 **	2.0%
iShares Preferred and Income Securities ETF	705.00	2.0%
iShares Residential and Multisector Real Estate ETF	198.75 **	2.0%
iShares Russell 1000 ETF	1,401.25	2.0%
iShares Russell 1000 Growth ETF	700.00	2.0%
iShares Russell 1000 Value ETF	1,193.75	2.0%
iShares Russell 2000 ETF	2,531.25	2.0%
iShares Russell 2000 Growth ETF	1,482.50 **	2.0%
iShares Russell 2000 Value ETF	1,860.00	2.0%
iShares Russell 3000 ETF	3,378.75 **	2.0%
iShares Russell Mid-Cap ETF	1,155.00 **	2.0%
iShares Russell Mid-Cap Growth ETF	563.75	2.0%
iShares Russell Mid-Cap Value ETF	1,013.75 **	2.0%
iShares Russell Top 200 ETF	395.00 **	2.0%
iShares Russell Top 200 Growth ETF	287.50 **	2.0%
iShares Russell Top 200 Value ETF	331.25 **	2.0%
iShares S&P 100 ETF	276.25 **	2.0%
iShares S&P 500 Growth ETF	441.25	2.0%
iShares S&P 500 Value ETF	652.50	2.0%
iShares S&P Mid-Cap 400 Growth ETF	452.50 **	2.0%
iShares S&P Mid-Cap 400 Value ETF	517.50 **	2.0%
iShares S&P Small-Cap 600 Growth ETF	531.25 **	2.0%
iShares S&P Small-Cap 600 Value ETF	640.00 **	2.0%
iShares Semiconductor ETF	187.50	2.0%
iShares U.S. Aerospace & Defense ETF	193.75	2.0%
iShares U.S. Broker-Dealers & Securities Exchanges ETF	180.00 **	2.0%
iShares U.S. Healthcare Providers ETF	228.75 **	2.0%
iShares U.S. Home Construction ETF	210.00	2.0%
iShares U.S. Infrastructure ETF	340.00 **	2.0%
iShares U.S. Insurance ETF	208.75 **	2.0%
iShares U.S. Medical Devices ETF	226.25 **	2.0%
iShares U.S. Oil & Gas Exploration & Production ETF	211.25	2.0%
iShares U.S. Oil Equipment & Services ETF	186.25 **	2.0%
iShares U.S. Pharmaceuticals ETF	200.00 **	2.0%
iShares U.S. Real Estate ETF	245.00	2.0%
iShares U.S. Regional Banks ETF	192.50 **	2.0%
iShares U.S. Telecommunications ETF	175.00	2.0%
iShares US Small Cap Value Factor ETF	378.75 **	2.0%

*
As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
**
Estimated fee.

Placement of Redemption Orders.  Redemption requests for Creation Units of the Funds must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, a Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Funds' transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Funds' transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.
Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds are generally made within two Business Days (i.e., “T+2”). However, each Fund reserves the right to settle deliveries of redemption proceeds on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliance with applicable law. For example, certain Funds reserve the right to settle redemption transactions on a basis other than T+2 to accommodate non-U.S. market holiday schedules to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances consistent with applicable law.
If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, a Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.
Although the Trust does not ordinarily permit cash redemptions of Creation Units, in the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter). If a Fund includes a foreign investment in its basket, and if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants prevents timely delivery of the foreign investment in response to a redemption request, a Fund may delay delivery of the foreign investment more than seven days if a Fund delivers the foreign investment as soon as practicable, but in no event later than 15 days.
To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request and shall be held by State Street, JPMorgan, BNY Mellon or Citibank, as applicable, and marked-to-market daily. The fees of State Street, JPMorgan, BNY Mellon or Citibank, as applicable, and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Funds to acquire shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.
Because the portfolio securities of a Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund or purchase or sell shares of such Fund on the Listing Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant non-U.S. markets.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the applicable Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Custom Baskets.  Creation and Redemption baskets may differ and each Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of a Fund's portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. Each Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of a Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of BFA who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of a Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used for each Fund and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. BlackRock has established a governance process to oversee basket compliance for the Funds, as set forth in each Fund's policies and procedures.

Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of investing in a Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualifications.  Each Fund intends to continue to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains and other traditionally permitted RIC income); and (ii) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each Fund's total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.
A Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by that Fund in computing its taxable income.
Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in qualified publicly-traded partnerships. A Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A

Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, a Fund may decide to retain a portion of its income or gains if the Fund determines that doing so is in the interest of its shareholders. Each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Excise Tax.  A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.
In the event that a Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of a Fund, if any, may be subject to limitation.
The following Funds had net capital loss carryforwards, as set forth in the table below, as of March 31, 2023, the tax year-end for the Funds:

Fund	Non-Expiring Capital Loss Carryforward
iShares Biotechnology ETF	$2,690,738,576
iShares Core S&P 500 ETF	7,049,586,471
iShares Core S&P Mid-Cap ETF	1,713,541,092
iShares Core S&P Small-Cap ETF	2,941,893,594
iShares Core S&P Total U.S. Stock Market ETF	662,909,533
iShares Core S&P U.S. Growth ETF	1,457,321,766
iShares Core S&P U.S. Value ETF	728,805,923
iShares ESG Screened S&P 500 ETF	2,733,274
iShares ESG Screened S&P Mid-Cap ETF	2,793,371
iShares ESG Screened S&P Small-Cap ETF	1,397,798
iShares Europe ETF	368,616,712
iShares Expanded Tech Sector ETF	114,307,739
iShares Expanded Tech-Software Sector ETF	441,797,378
iShares Factors US Growth Style ETF	899,128
iShares Factors US Value Style ETF	863,481
iShares Focused Value Factor ETF	5,139,862

Fund	Non-Expiring Capital Loss Carryforward
iShares International Developed Small Cap Value Factor ETF	2,549,938
iShares JPX-Nikkei 400 ETF	24,591,227
iShares Micro-Cap ETF	191,112,983
iShares Mortgage Real Estate ETF	276,754,574
iShares North American Natural Resources ETF	498,272,318
iShares North American Tech- Multimedia Networking ETF	78,086,958
iShares Preferred and Income Securities ETF	1,946,804,348
iShares Residential and Multisector Real Estate ETF	26,817,079
iShares Russell 1000 ETF	1,048,166,720
iShares Russell 1000 Growth ETF	4,435,951,491
iShares Russell 1000 Value ETF	2,653,752,716
iShares Russell 2000 ETF	14,270,567,827
iShares Russell 2000 Growth ETF	2,744,343,857
iShares Russell 2000 Value ETF	1,506,466,766
iShares Russell 3000 ETF	262,843,385
iShares Russell Mid-Cap ETF	1,175,348,813
iShares Russell Mid-Cap Growth ETF	1,950,017,880
iShares Russell Mid-Cap Value ETF	701,035,961
iShares Russell Top 200 ETF	23,957,521
iShares Russell Top 200 Growth ETF	288,680,613
iShares Russell Top 200 Value ETF	49,966,749
iShares S&P 100 ETF	362,360,219
iShares S&P 500 Growth ETF	3,160,067,414
iShares S&P 500 Value ETF	1,566,023,135
iShares S&P Mid-Cap 400 Growth ETF	840,254,575
iShares S&P Mid-Cap 400 Value ETF	779,295,226
iShares S&P Small-Cap 600 Growth ETF	659,211,964
iShares S&P Small-Cap 600 Value ETF	854,325,126
iShares Semiconductor ETF	721,302,528
iShares U.S. Aerospace & Defense ETF	959,069,232
iShares U.S. Broker-Dealers & Securities Exchanges ETF	142,483,232
iShares U.S. Healthcare Providers ETF	162,814,328
iShares U.S. Home Construction ETF	203,011,003
iShares U.S. Infrastructure ETF	79,528,981
iShares U.S. Insurance ETF	8,758,967
iShares U.S. Medical Devices ETF	248,204,930
iShares U.S. Oil & Gas Exploration & Production ETF	230,439,768
iShares U.S. Oil Equipment & Services ETF	301,671,033
iShares U.S. Pharmaceuticals ETF	202,191,795
iShares U.S. Real Estate ETF	412,805,177
iShares U.S. Regional Banks ETF	118,291,081
iShares U.S. Telecommunications ETF	285,175,246
iShares US Small Cap Value Factor ETF	6,226,922

Taxation of U.S. Shareholders.   Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts.
If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of (i) the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains and (ii) the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares.  Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option or contract to acquire substantially identical shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.
Backup Withholding.  In certain cases, a Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives.  A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also

(a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a Fund as a RIC.
A Fund’s investments in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Fund.
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Qualified Dividend Income.  Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, which is eligible to be taxed at long-term capital gain rates to the extent a Fund receives qualified dividend income on the securities it holds and a Fund reports the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not PFICs and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S. (where the dividends are paid with respect to such stock)). Under current IRS guidance, the U.S. has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Bulgaria, Canada, China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the U.K. and Venezuela. Substitute payments received by a Fund for securities lent out by a Fund will not be qualified dividend income.
A dividend from a Fund will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or a Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) a Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, a non-corporate taxpayer who is a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and a RIC may report dividends as eligible for this deduction to the extent the RIC’s income is derived from ordinary REIT dividends (reduced by allocable RIC expenses). A shareholder may treat the dividends as such provided the RIC and the shareholder satisfy applicable holding period requirements. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income.
Corporate Dividends Received Deduction.  Dividends paid by a Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the U.S. federal dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180 period beginning 90 days prior to ex-dividend date for certain preference dividends) during which risk of loss may not be diminished is required for the applicable shares, at both the Fund and shareholder level, for a dividend to be eligible for the dividends received deduction. Restrictions may apply if indebtedness, including a short sale, is attributable to the investment.
Excess Inclusion Income.  Under current law, the Funds serve to block unrelated business taxable income (“UBTI”) from being realized by their respective tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may: (i) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.
A Fund tries to avoid investing in REITs that are expected to generate excess inclusion income, but a Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, a Fund may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require a Fund to forego otherwise attractive investment opportunities.
Non-U.S. Investments.  Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time a Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Fund was to elect otherwise.
Each Fund may be subject to non-U.S. income taxes withheld at the source. Each Fund, if permitted to do so, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. Withholding taxes on dividends on non-U.S. securities while such securities are lent out by the Fund are not eligible for non-U.S. tax credit pass through. Taxes not “passed through” for tax purposes will not be available to shareholders for foreign tax credit purposes. A non-U.S. person invested in a Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by a Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed. If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by a Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Regarding a short sale with respect to shares of a Fund, substitute payments made to the lender of such shares may not be deductible under certain circumstances. Consult your financial intermediary or tax advisor.
Passive Foreign Investment Companies.  If a Fund purchases shares in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code, in lieu of the foregoing requirements, a Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to a Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Currently proposed IRS regulations, if adopted, would treat such included amounts as nonqualifying RIC income to a Fund unless such amounts were also distributed to the Fund.
Alternatively, a Fund may make a mark-to-market election that would result in a Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, a Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.
A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.
Reporting.  If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.
Taxation of Non-U.S. Shareholders.  Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Special rules may apply to a foreign shareholder receiving a Fund distribution if at least 50% of the Fund's assets consist of interests in U.S. real property interests, including certain REITs and U.S. real property holding corporations (as defined in the Internal Revenue Code and Treasury regulations). Fund distributions that are attributable to gain from the disposition of a U.S. real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the foreign shareholder held no more than 5% of the Fund's shares at any time during the one-year period ending on the date of the distribution. If the foreign shareholder held at least 5% of the Fund's shares, the distribution would be treated as income effectively connected with a trade or business within the U.S. and the foreign shareholder would be subject to withholding tax at a rate of 21% and would generally be required to file a U.S. federal income tax return.
Similar consequences would generally apply to a foreign shareholder's gain on the sale of Fund shares unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund's shares is held by U.S. shareholders) or the foreign shareholder owns no more than 5% of the Fund's shares at any time during the five-year period ending on the date of sale. Finally, a domestically controlled Fund may be required to recognize a portion of its gain on the in-kind distribution of certain U.S. real property interests. Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund.
The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.
Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the applicable Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. Each Fund's Annual Report is located here1, here2, here3 or here4. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.

1
Annual Report for each of the below funds, for which BNY Mellon serves as administrator, custodian and transfer agent:
iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares Core S&P U.S. Growth ETF, iShares Core S&P U.S. Value ETF, iShares ESG Screened S&P 500 ETF, iShares ESG Screened S&P Mid-Cap ETF, iShares ESG Screened S&P Small-Cap ETF, iShares Factors US Growth Style ETF, iShares Factors US Value Style ETF, iShares Mortgage Real Estate ETF, iShares Preferred and Income Securities ETF, iShares Residential and Multisector Real Estate ETF, iShares Russell 3000 ETF, iShares Russell Mid-Cap Value ETF, iShares Russell Top 200 ETF, iShares Russell Top 200 Growth ETF, iShares Russell Top 200 Value ETF, iShares S&P 100 ETF, iShares S&P 500 Growth ETF, iShares S&P 500 Value ETF and iShares S&P Small-Cap 600 Value ETF
2
Annual Report for each of the below funds, for which Citibank serves as administrator, custodian and transfer agent:
iShares Focused Value Factor ETF, iShares Russell 1000 ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares U.S. Aerospace & Defense ETF, iShares U.S. Broker-Dealers & Securities Exchanges ETF, iShares U.S. Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Infrastructure ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF, iShares U.S. Real Estate ETF, iShares U.S. Regional Banks ETF, iShares U.S. Telecommunications ETF and iShares US Small Cap Value Factor ETF
3
Annual Report for each of the below funds, for which JPMorgan serves as administrator, custodian and transfer agent:
iShares Biotechnology ETF, iShares Core S&P 500 ETF, iShares Core S&P Total U.S. Stock Market ETF, iShares Expanded Tech Sector ETF, iShares Expanded Tech-Software Sector ETF, iShares Micro-Cap ETF, iShares North American Natural Resources ETF, iShares North American Tech-Multimedia Networking ETF, iShares Russell 2000 ETF, iShares Russell 2000 Growth ETF, iShares Russell 2000 Value ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares S&P Mid-Cap 400 Value ETF, Shares S&P Small-Cap 600 Growth ETF and iShares Semiconductor ETF
4
Annual Report for each of the below funds, for which State Street serves as administrator, custodian and transfer agent:
iShares Europe ETF, iShares International Developed Small Cap Value Factor ETF and iShares JPX-Nikkei 400 ETF
Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
Regulation Under the Alternative Investment Fund Managers Directive.  The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the EU (“EU Operative Provisions”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD (“AIFMD Disclosure Provisions”) if such managers market a fund to EU investors.

Where the AIFMD Disclosure Provisions relate to EU Operative Provisions that do not apply to BFA, no meaningful disclosure can be made. These EU Operative Provisions include prescriptive rules on: measuring and capping leverage in line with known European standards; the treatment of investors; the use of “depositaries”; and coverage for professional liability risks.
AIFMD imposes certain conditions on the marketing of funds, such as the Funds, to EU investors. AIFMD requires that an ‘alternative investment fund manager’ (“AIFM”) be identified to meet such conditions where such marketing is sought. For these purposes BFA, as the legal entity responsible for performing the portfolio and risk management of the Funds, shall be the AIFM.
AIFMD requires disclosure on an ongoing basis of certain information relating to the use of special arrangements, leverage, rights of reuse of collateral, guarantees granted under leverage arrangements and the use of gates, side pockets and similar liquidity management tools. Given that the Funds do not use any special arrangements or allow for collateral reuse, it is not intended that such disclosures will need to be made by the Funds. Each Fund will, however, to the extent relevant and appropriate, disclose in its annual report information on the Fund's leverage, risk profile and risk management systems employed by BFA. Each Fund will also disclose material changes, if any, to the liquidity management systems and procedures employed in respect of the Fund.
BFA has registered the following Funds for marketing to investors in Finland, the Netherlands, Sweden, and the U.K.:
iShares Biotechnology ETF
iShares Core S&P 500 ETF
iShares Core S&P Mid-Cap ETF
iShares Core S&P Small-Cap ETF
iShares Preferred and Income Securities ETF
iShares Russell 1000 Value ETF
iShares Russell 2000 ETF
iShares Russell 3000 ETF
iShares U.S. Real Estate ETF
iShares U.S. Regional Banks ETF
Investors’ Rights.  Each Fund relies on the services of BFA and its other service providers, including the Distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of a Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant Authorized Participant Agreement. Investors may have certain legal rights under federal or state law against a Fund or its service providers. In the event that an investor considers that it may have a claim against a Fund, or against any service provider in connection with its investment in a Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the Authorized Participant Agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.

Appendix A - iShares ETFs Proxy Voting Policies
Open-End Fund Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Advisers
Effective Date: August 1, 2021
Last Review Date: August 25, 2023
Open-End Mutual Funds (including money market funds)
Exchange-Traded Funds
Objective and Scope
Set forth below is the Open-End Fund Proxy Voting Policy.
Policy/Document Requirements and Statements
The Boards of Trustees/Directors (“Directors”) of open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.
BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock proxy voting guidelines”) governing proxy voting by accounts managed by BlackRock.
BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the BlackRock proxy voting guidelines.
BlackRock will report on an annual basis to the Directors on (1) a summary of the proxy voting process as applicable to the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock proxy voting guidelines, and (2) any changes to the BlackRock proxy voting guidelines that have not previously been reported.
A-1

BlackRock Investment Stewardship
Global Principles
Effective as of January 2023
BlackRock
A-2

The purpose of this document is to provide an overarching explanation of BlackRock’s approach globally to our responsibilities as a shareholder on behalf of our clients, our expectations of companies, and our commitments to clients in terms of our own governance and transparency.
A-3

Introduction to BlackRock
BlackRock’s purpose is to help more and more people experience financial well-being. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes, and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers, and other financial institutions, as well as individuals around the world. As part of our fiduciary duty to our clients, we consider it one of our responsibilities to promote sound corporate governance, as an informed, engaged shareholder on their behalf. At BlackRock, this is the responsibility of the Investment Stewardship team.
Philosophy on investment stewardship
Companies are responsible for ensuring they have appropriate governance structures to serve the interests of shareholders and other key stakeholders. We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests to create sustainable value. Shareholders should have the right to vote to elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or by-laws. Shareholders should be able to vote on key board decisions that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, shareholders need sufficient and timely information. In addition, shareholder voting rights should be proportionate to their economic ownership—the principle of “one share, one vote” helps achieve this balance.
Consistent with these shareholder rights, BlackRock has a responsibility to monitor and provide feedback to companies in our role as stewards of our clients’ investments. Investment stewardship is how we use our voice as an investor to promote sound corporate governance and business practices to help maximize long-term shareholder value for our clients, the vast majority of whom are investing for long-term goals such as retirement. BlackRock Investment Stewardship (BIS) does this through engagement with management teams and/or board members on material business issues and, for those clients who have given us authority, through voting proxies in their best long-term financial interests.1 We also contribute to consultations on public policy and private sector initiatives on industry standards, consistent with our clients’ interests as long-term shareholders.
BlackRock looks to companies to provide timely, accurate, and comprehensive disclosure on all material governance and business matters. This transparency allows shareholders to appropriately understand and assess how relevant risks and opportunities are being effectively identified and managed. Where company reporting and disclosure is inadequate or where the governance approach taken may be inconsistent with durable, long-term value creation for shareholders, we will engage with a company and/or vote in a manner that advances long-term shareholders’ interests.
BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the business and of the risks and opportunities that are material to the companies in which our clients invest. Engagement may also inform our voting decisions. As long-term investors on behalf of clients, we seek to have regular and continuing dialogue with executives and board directors to advance sound governance and durable business practices aligned with long-term value creation, as well as to understand the effectiveness of the company’s management and oversight of material issues. Engagement is an important mechanism for providing feedback on company practices and disclosures, particularly where we believe they could be enhanced to support a company’s ability to deliver financial performance. Similarly, it provides us with an opportunity to hear directly from company boards and management on how they believe their actions are aligned with durable, long-term value creation.
We generally vote in support of management and boards that exhibit an approach to decision-making that is consistent with creating durable, long-term value for shareholders. If we have concerns about a company’s approach, we may choose to explain our expectations to the company’s board and management. Following that engagement, we may signal through our voting that we have outstanding concerns, generally by voting against the re-election of directors we view as having responsibility for an issue. We apply our regional proxy voting guidelines to achieve the outcome that is most aligned with our clients’ long-term financial interests.
Key Themes

1
Through BlackRock Voting Choice we have, since January 2022, made proxy voting easier and more accessible for investors in separate accounts and certain pooled vehicles. As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BIS to vote on their behalf, have authorized BIS to vote in accordance with a third party policy, or have elected to vote shares in accordance with their own policy. We are not able to disclose which clients have opted to exercise greater control over their voting, nor are we able to disclose which proxy voting policies they have selected.
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We recognize that accepted standards and norms of corporate governance can differ between markets. However, in our experience, there are certain fundamental elements of governance practice that are intrinsic globally to a company’s ability to create long-term value for shareholders. These global themes are set out in this overarching set of principles (the Principles), which are anchored in transparency and accountability. At a minimum, it is our view that companies should observe the accepted corporate governance standards in their domestic market and ask that, if they do not, they explain how their approach better supports durable, long-term value creation.
These Principles cover seven key themes:
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Boards and directors
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Auditors and audit-related issues
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Capital structure, mergers, asset sales, and other special transactions
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Compensation and benefits
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Material sustainability-related risks and opportunities
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Other corporate governance matters and shareholder protections
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Shareholder proposals
Our regional and market-specific voting guidelines explain how these Principles inform our voting decisions in relation to specific ballot items for shareholder meetings.
Boards and directors
Our primary focus is on the performance of the board of directors to promote sound corporate governance. The performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BIS sees engaging with and the election of directors as one of our most important and impactful responsibilities.
We support boards whose approach is consistent with creating durable, long-term value. This includes the effective corporate governance and management of material sustainability-related risks and opportunities,2 as well as the consideration of the company’s key constituents including their employees, clients, suppliers, and the communities within which they operate. The board should establish and maintain a framework of robust and effective governance mechanisms to support its oversight of the company’s strategic aims. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s purpose. Disclosure of all material issues that affect the company’s long-term strategy and ability to create value is essential for shareholders to be able to appropriately understand and assess how risks are effectively identified, managed and mitigated.
Where a company has not adequately disclosed and demonstrated that they have fulfilled these responsibilities, we will consider voting against the re-election of directors whom we consider to have particular responsibility for the issue. We assess director performance on a case-by-case basis and in light of each company’s circumstances, taking into consideration our assessment of their governance, business practices that support durable, long-term value creation, and performance. In serving the interests of shareholders, the responsibility of the board of directors includes, but is not limited to, the following:
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Establishing an appropriate corporate governance structure
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Supporting and overseeing management in setting long-term strategic goals and applicable measures of value-creation and milestones that will demonstrate progress, and taking steps to address anticipated or actual obstacles to success
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Providing oversight on the identification and management of material governance and sustainability-related risks

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By material sustainability-related risks and opportunities, we mean the drivers of risk and value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty and relationships with regulators. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable, long-term value. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.
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Overseeing the financial resilience of the company, the integrity of financial statements, and the robustness of a company’s Enterprise Risk Management3 framework
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Making decisions on matters that require independent evaluation, which may include mergers, acquisitions and dispositions, activist situations or other similar cases
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Establishing appropriate executive compensation structures
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Monitoring business issues including material sustainability-related risks and opportunities, that have the potential to significantly impact the company’s long-term value
There should be clear descriptions of the role of the board and the committees of the board and how they engage with and oversee management. Set out below are ways in which boards and directors can demonstrate a commitment to acting in the best long-term economic interests of all shareholders.
We will seek to engage with the appropriate directors where we have concerns about the performance of the company, board, or individual directors and may signal outstanding concerns in our voting. While we consider these principles to be globally relevant, when assessing a board’s composition and governance processes, we consider local market norms and regulations.
Regular accountability
It is our view that directors should stand for re-election on a regular basis, ideally annually. In our experience, annual re-elections allow shareholders to reaffirm their support for board members or hold them accountable for their decisions in a timely manner. When board members are not re-elected annually, in our experience, it is good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for re-election at each annual general meeting.
Effective board composition
Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect the evolution of the company’s strategy and the market environment. In our view, it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and in a manner that supports both continuity and appropriate succession planning. We consider the average overall tenure of the board, where we are seeking a balance between the knowledge and experience of longer-serving members and the fresh perspectives of newer members. We encourage companies to keep under regular review the effectiveness of their board (including its size), and assess directors nominated for election or re-election in the context of the composition of the board as a whole. This assessment should consider a number of factors, including the potential need to address gaps in skills, experience, independence, and diversity.
In our view, there should be a sufficient number of independent directors, free from conflicts of interest or undue influence from connected parties, to ensure objectivity in the decision-making of the board and its ability to oversee management. Common impediments to independence may include but are not limited to:
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Current or recent employment at the company or subsidiary
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Being, or representing, a shareholder with a substantial shareholding in the company
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Interlocking directorships
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Having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and their shareholders
In our experience, boards are most effective at overseeing and advising management when there is a senior independent board leader. This director may chair the board, or, where the chair is also the CEO (or is otherwise not independent), be designated as a lead independent director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board, and encouraging independent director participation in board deliberations. The lead independent director or another appropriate director should be available to shareholders in those situations where an independent director is best placed to explain and contextualize a company’s approach.

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Enterprise risk management is a process, effected by the entity’s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. (Committee of Sponsoring Organizations of the Treadway Commission (COSO), Enterprise Risk Management — Integrated Framework, September 2004, New York, NY).
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When nominating new directors to the board, we look to companies to provide sufficient information on the individual candidates so that shareholders can assess the suitability of each individual nominee and the overall board composition. These disclosures should give an understanding of how the collective experience and expertise of the board aligns with the company’s long-term strategy and business model. Highly qualified, engaged directors with professional characteristics relevant to a company’s business enhance the ability of the board to add value and be the voice of shareholders in board discussions. In our view, a strong board provides a competitive advantage to a company, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance.
It is in this context that we are interested in diversity in the board room. We see it as a means to promoting diversity of thought and avoiding “group think” in the board’s exercise of its responsibilities to advise and oversee management. It allows boards to have deeper discussions and make more resilient decisions. We ask boards to disclose how diversity is considered in board composition, including professional characteristics, such as a director’s industry experience, specialist areas of expertise and geographic location; as well as demographic characteristics such as gender, race/ethnicity and age.
We look to understand a board’s diversity in the context of a company’s domicile, market capitalization, business model and strategy. Increasingly, we see leading boards adding members whose experience deepens the board’s understanding of the company’s customers, employees and communities. Self-identified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We believe boards should aspire to meaningful diversity of membership, at least consistent with local regulatory requirements and best practices, while recognizing that building a strong, diverse board can take time.
This position is based on our view that diversity of perspective and thought – in the board room, in the management team and throughout the company – leads to better long term economic outcomes for companies. Academic research already reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.4 In our experience, greater diversity in the board room contributes to more robust discussions and more innovative and resilient decisions. Over time, greater diversity in the board room can also promote greater diversity and resilience in the leadership team, and the workforce more broadly. That diversity can enable companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. It is our view that objective oversight of such matters is best achieved when the board forms committees comprised entirely of independent directors. In many markets, these committees of the board specialize in audit, director nominations, and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.
Sufficient capacity
As the role and expectations of a director are increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that directors have the capacity to meet all of their responsibilities - including when there are unforeseen events – and therefore, they should not take on an excessive number of roles that would impair their ability to fulfill their duties.
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified.
The accuracy of financial statements, inclusive of financial and non-financial information as required or permitted under market-specific accounting rules, is of paramount importance to BlackRock. Investors increasingly recognize that a broader range of risks and opportunities have the potential to materially impact financial performance. Over time, we anticipate investors and other users of company reporting will increasingly seek to understand and scrutinize the assumptions underlying financial statements, particularly those that pertain to the impact of the transition to a low carbon economy on a company’s business model and asset mix. We recognize that this is an area of evolving practice and we look to international standards setters, the International Accounting Standards Board (IASB) and the International Auditing and Assurance Standards Board (IAASB) to provide additional guidance to companies.

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For a discussion on the different impacts of diversity see: McKinsey, “Diversity Wins: How Inclusion Matters”, May 2022; Harvard Business Review, Diverse Teams Feel Less Comfortable – and That’s Why They Perform Better, September 2016; “Do Diverse Directors Influence DEI Outcomes”, September 2022.
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In this context, audit committees, or equivalent, play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, non-financial information, internal control frameworks, and in the absence of a dedicated risk committee, Enterprise Risk Management systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders.
We hold members of the audit committee or equivalent responsible for overseeing the management of the audit function. Audit committees or equivalent should have clearly articulated charters that set out their responsibilities and have a rotation plan in place that allows for a periodic refreshment of the committee membership to introduce fresh perspectives to audit oversight. We recognize that audit committees will rely on management, internal audit and the independent auditor in fulfilling their responsibilities but look to committee members to demonstrate they have relevant expertise to monitor and oversee those functions.
We take particular note of unexplained changes in reporting methodology, cases involving significant financial restatements, or ad hoc notifications of material financial weakness. In this respect, audit committees should provide timely disclosure on the remediation of Key and Critical Audit Matters identified either by the external auditor or internal audit function.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, it is important that auditors are, and are seen to be, independent. Where an audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor and the quality of the external audit process.
Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. The audit committee or equivalent, or a dedicated risk committee, should periodically review the company’s risk assessment and risk management policies and the significant risks and exposures identified by management, the internal auditors or the independent accountants, and management’s steps to address them. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Capital structure, mergers, asset sales, and other special transactions
The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.
Effective voting rights are basic rights of share ownership. It is our view that one vote for one share as a guiding principle supports effective corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting rights should match economic exposure.
In principle, we disagree with the creation of a share class with equivalent economic exposure and preferential, differentiated voting rights. In our view, this structure violates the fundamental corporate governance principle of proportionality and results in a concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying any potential conflicts of interest. However, we recognize that in certain markets, at least for a period of time, companies may have a valid argument for listing dual classes of shares with differentiated voting rights. In our view, such companies should review these share class structures on a regular basis or as company circumstances change.
Additionally, they should seek shareholder approval of their capital structure on a periodic basis via a management proposal at the company’s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
In assessing mergers, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it can enhance long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, the recommendation to support should come from the independent directors, a best practice in most markets, and ideally, the terms should have been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted parties.
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As a matter of sound governance practice, shareholders should have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. In our experience, shareholders are broadly capable of making decisions in their own best interests. We encourage any so-called “shareholder rights plans” proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter.
Compensation and benefits
In most markets, one of the most important roles for a company’s board of directors is to put in place a compensation structure that incentivizes and rewards executives appropriately. There should be a clear link between variable pay and operational and financial performance. Performance metrics should be stretching and aligned with a company’s strategy and business model. BIS does not have a position on the use of sustainability-related criteria, but in our view, where companies choose to include them, they should be as rigorous as other financial or operational targets. Long-term incentive plans should vest over timeframes aligned with the delivery of long-term shareholder value. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their employment. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee or its equivalent, we expect disclosure relating to how and why the discretion was used, and how the adjusted outcome is aligned with the interests of shareholders. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when the rationale for increases in total compensation at a company is solely based on peer benchmarking rather than a rigorous measure of outperformance. We encourage companies to clearly explain how compensation outcomes have rewarded outperformance against peer firms.
We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance and/or when compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results.
Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising directors’ independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We may vote against members of the compensation committee or equivalent board members for poor compensation practices or structures.
Material sustainability-related risks and opportunities
It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Appropriate oversight of sustainability considerations is a core component of having an effective governance framework, which supports durable, long-term value creation.
Robust disclosure is essential for investors to effectively evaluate companies’ strategy and business practices related to material sustainability-related risks and opportunities. Given the increased understanding of material sustainability-related risks and opportunities and the need for better information to assess them, BlackRock advocates for continued improvement in companies’ reporting, where necessary, and will express any concerns through our voting where a company’s actions or disclosures are inadequate.
BlackRock encourages companies to use the framework developed by the Task Force on Climate-related Financial Disclosures (TCFD) to disclose their approach to ensuring they have a sustainable business model and to supplement that disclosure with industry-specific metrics such as those identified by the Sustainability Accounting Standards Board (SASB), now part of the International Sustainability Standards Board (ISSB) under the International Financial Reporting Standards
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(IFRS) Foundation.5 While the TCFD framework was developed to support climate-related risk disclosure, the four pillars of the TCFD governance, strategy, risk management, and metrics and targets are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry. In particular, we encourage companies to consider reporting on nature-related factors, given the growing materiality of these issues for many businesses.6 We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of voluntary standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.
Climate and other sustainability-related disclosures often require companies to collect and aggregate data from various internal and external sources. We recognize that the practical realities of data-collection and reporting may not line up with financial reporting cycles and companies may require additional time after their fiscal year-end to accurately collect, analyze and report this data to investors. To give investors time to assess the data, we encourage companies to produce climate and other sustainability-related disclosures sufficiently in advance of their annual meeting.
Companies may also adopt or refer to guidance on sustainable and responsible business conduct issued by supranational organizations such as the United Nations or the Organization for Economic Cooperation and Development. Further, industry initiatives on managing specific operational risks may provide useful guidance to companies on best practices and disclosures. Companies should disclose any relevant global climate and other sustainability-related standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices.
Climate risk
It is our view that climate change has become a key factor in many companies’ long-term prospects. As such, as long-term investors we are interested in understanding how companies may be impacted by material climate-related risks and opportunities – just as we seek to understand other business-relevant risks and opportunities – and how these factors are considered within strategy in a manner consistent with the company’s business model and sector. Specifically, we look for companies to disclose strategies they have in place that mitigate and are resilient to any material risks to their long-term business model associated with a range of climate-related scenarios, including a scenario in which global warming is limited to well below 2°C, considering global ambitions to achieve a limit of 1.5°C.7 It is, of course, up to each company to define their own strategy: that is not the role of BlackRock or other investors.
BIS recognizes that climate change can be challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing decarbonization in line with the Paris Agreement. There is growing consensus that companies can benefit from the more favorable macro-economic environment under an orderly, timely and equitable global energy transition.8 Yet the path ahead is deeply uncertain and uneven, with different parts of the economy moving at different speeds.9 Many companies are asking what their role should be in contributing to an orderly and equitable transition – in ensuring a reliable energy supply and energy security, and in protecting the most vulnerable from energy price shocks and economic dislocation. In this context, we encourage companies to include in their disclosure a business plan for how they intend to deliver long-term financial performance through a transition to global net zero carbon emissions, consistent with their business model and sector.
We look to companies to disclose short-, medium- and long-term targets, ideally science-based targets where these are available for their sector, for Scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Many companies have an opportunity to

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The International Financial Reporting Standards (IFRS) Foundation announced in November 2021 the formation of an International Sustainability Standards Board (ISSB) to develop a comprehensive global baseline of high-quality sustainability disclosure standards to meet investors’ information needs. SASB standards will over time be adapted to ISSB standards but are the reference reporting tool in the meantime.
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While guidance is still under development for a unified disclosure framework related to natural capital, the emerging recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD), may prove useful to some companies.
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The global aspiration to achieve a net-zero global economy by 2050 is reflective of aggregated efforts; governments representing over 90% of GDP have committed to move to net-zero over the coming decades. In determining how to vote on behalf of clients who have authorized us to do so, we look to companies only to address issues within their control and do not anticipate that they will address matters that are the domain of public policy.
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For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.
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BlackRock, “Managing the net-zero transition”, February 2022.
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use and contribute to the development of low carbon energy sources and technologies that will be essential to decarbonizing the global economy over time. We also recognize that continued investment in traditional energy sources, including oil and gas, is required to maintain an orderly and equitable transition — and that divestiture of carbon-intensive assets is unlikely to contribute to global emissions reductions. We encourage companies to disclose how their capital allocation to various energy sources is consistent with their strategy.
At this stage, we view Scope 3 emissions differently from Scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. While we welcome any disclosures and commitments companies choose to make regarding Scope 3 emissions, we recognize these are provided on a good-faith basis as methodology develops. Our publicly available commentary provides more information on our approach to climate risk.
Key stakeholder interests
In order to advance long-term shareholders’ interests, companies should consider the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. Most commonly, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate.
Considering the interests of key stakeholders recognizes the collective nature of long-term value creation and the extent to which each company’s prospects for growth are tied to its ability to foster strong sustainable relationships with and support from those stakeholders. Companies should articulate how they address adverse impacts that could arise from their business practices and affect critical business relationships with their stakeholders. We encourage companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts. In our view, maintaining trust within these relationships can contribute to a company’s long-term success.
As a long-term shareholder on behalf of our clients, we find it helpful when companies disclose how they have identified their key stakeholders and considered their interests in business decision-making. We are also interested to understand the role of the board, which is well positioned to ensure that the approach taken is informed by and aligns with the company’s strategy and purpose.
Other corporate governance matters and shareholder protections
It is our view that shareholders have a right to material and timely information on the financial performance and viability of the companies in which they invest. In addition, companies should publish information on the governance structures in place and the rights of shareholders to influence these structures. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting, and to call special meetings of shareholders.
Corporate Form
In our view, it is the responsibility of the board to determine the corporate form that is most appropriate given the company’s purpose and business model.10 Companies proposing to change their corporate form to a public benefit corporation or similar entity should put it to a shareholder vote if not already required to do so under applicable law. Supporting documentation from companies or shareholder proponents proposing to alter the corporate form should clearly articulate how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. As a fiduciary on behalf of clients, we generally support management proposals if our analysis indicates that shareholders’ interests are adequately protected. Relevant shareholder proposals are evaluated on a case-by-case basis.
Shareholder proposals
In most markets in which BlackRock invests on behalf of clients, shareholders have the right to submit proposals to be voted on by shareholders at a company’s annual or extraordinary meeting, as long as eligibility and procedural requirements are met. The matters that we see put forward by shareholders address a wide range of topics, including governance reforms, capital management, and improvements in the management or disclosure of sustainability-related risks.

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Corporate form refers to the legal structure by which a business is organized.
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BlackRock is subject to certain requirements under antitrust law in the United States that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. As noted above, we can vote, on behalf of clients who authorize us to do so, on proposals put forth by others.
When assessing shareholder proposals, we evaluate each proposal on its merit, with a singular focus on its implications for long-term value creation. We consider the business and economic relevance of the issue raised, as well as its materiality and the urgency with which we believe it should be addressed. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction. We would not support proposals that we believe would result in over-reaching into the basic business decisions of the company.
Where a proposal is focused on a material governance or sustainability-related risk that we agree needs to be addressed and the intended outcome is consistent with long-term value creation, we will look to the board and management to demonstrate that the company has met the intent of the request made in the shareholder proposal. Where our analysis and/or engagement indicate an opportunity for improvement in the company’s approach to the issue, we may support shareholder proposals that are reasonable and not unduly prescriptive or constraining on management. Alternatively, or in addition, we may vote against the re-election of one or more directors if, in our assessment, the board has not responded sufficiently or with an appropriate sense of urgency. While we may not agree with all aspects of a shareholder proponent’s views or all facets of the proponent’s supporting statement, we may still support proposals that address material governance or sustainability-related risks where we believe it would be helpful for shareholders to have more detailed information on how those risks are identified, monitored, and managed to support a company’s ability to deliver long-term financial returns. We may also support a proposal if management is on track, but we believe that voting in favor might accelerate progress.
BlackRock’s oversight of its investment stewardship activities
Oversight
BlackRock maintains three regional advisory committees (Stewardship Advisory Committees) for a) the Americas; b) Europe, the Middle East and Africa (EMEA); and c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to BIS proxy voting guidelines covering markets within each respective region (Guidelines). The advisory committees do not determine voting decisions, which are the responsibility of BIS.
In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (Global Committee) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, a senior legal representative, the Global Head of Investment Stewardship (Global Head), and other senior executives with relevant experience and team oversight. The Global Oversight Committee does not determine voting decisions, which are the responsibility of BIS.
The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.
In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as updates on material process issues, procedural changes, and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and the Guidelines.
BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and governance specialists for discussion and guidance prior to making a voting decision.
Vote execution
BlackRock votes on proxy issues when our clients authorize us to do so. We offer certain clients who prefer their holdings to be voted consistent with specific values or views Voting Choice.11 When BlackRock votes on behalf of our clients, we carefully

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To learn more visit https://www.blackrock.com/corporate/about-us/investment-stewardship/blackrock-voting-choice
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consider proxies submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of our clients as shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed annually and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by the applicable Stewardship Advisory Committees. BIS analysts may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund’s portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.
Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item on their investors. Portfolio managers may, from time to time, reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from BIS or from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.
Conflicts management policies and procedures
BIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
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BlackRock clients who may be issuers of securities or proponents of shareholder resolutions
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BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions
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BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock
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Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock
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Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock
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BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock
BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
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Adopted the Guidelines which are designed to advance our clients’ interests in the companies in which BlackRock invests on their behalf
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Established a reporting structure that separates BIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident
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shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met
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Determined to engage, in certain instances, an independent third party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent voting service provider to make proxy voting recommendations for:
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public companies that include BlackRock employees on their boards of directors
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public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors
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public companies that are the subject of certain transactions involving BlackRock Funds
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public companies that are joint venture partners with BlackRock, and
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public companies when legal or regulatory requirements compel BlackRock to use an independent voting service provider
In selecting a voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the best economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider. The Global Committee appoints and reviews the performance of the voting service providers, generally on an annual basis.
Securities lending
When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns for a fund, while allowing fund providers to keep fund expenses lower.
With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is informed by our fiduciary responsibility to act in our clients’ best interests. In most cases, BlackRock anticipates that the potential long-term value to the Fund of voting shares would be less than the potential revenue the loan may provide the Fund. However, in certain instances, BlackRock may determine, in its independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.
The decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term value to clients of voting those securities (based on the information available at the time of recall consideration).12 BIS works with colleagues in the Securities Lending and Risk and Quantitative Analysis teams to evaluate the costs and benefits to clients of recalling shares on loan.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

12
Recalling securities on loan can be impacted by the timing of record dates. In the United States, for example, the record date of a shareholder meeting typically falls before the proxy statements are released. Accordingly, it is not practicable to evaluate a proxy statement, determine that a vote has a material impact on a fund and recall any shares on loan in advance of the record date for the annual meeting. As a result, managers must weigh independent business judgement as a fiduciary, the benefit to a fund’s shareholders of recalling loaned shares in advance of an estimated record date without knowing whether there will be a vote on matters which have a material impact on the fund (thereby forgoing potential securities lending revenue for the fund’s shareholders) or leaving shares on loan to potentially earn revenue for the fund (thereby forgoing the opportunity to vote).
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Voting guidelines
The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. The Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting and vote transparency
We are committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report that provides a global overview of our investment stewardship engagement and voting activities and a voting spotlight that summarizes our voting over a proxy year.13 Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage. We also publish commentaries to share our perspective on market developments and emerging key themes.
At a more granular level, we publish quarterly our vote record for each company that held a shareholder meeting during the period, showing how we voted on each proposal and explaining any votes against management proposals or on shareholder proposals. For shareholder meetings where a vote might be high profile or of significant interest to clients, we may publish a vote bulletin after the meeting, disclosing and explaining our vote on key proposals. We also publish a quarterly list of all companies with which we engaged and the key topics addressed in the engagement meeting.
In this way, we help inform our clients about the work we do on their behalf in promoting the governance and business models that support durable, long-term value creation.

13
The proxy year runs from July 1 to June 30 of the proceeding calendar year.
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IS-SAI-03-1023

iShares® Trust
Statement of Additional Information
Dated December 29, 2022
(as revised October 13, 2023)
This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the following series of iShares Trust (the “Trust”):

Fund	Ticker	Listing Exchange
iShares Emergent Food and AgTech Multisector ETF	IVEG	Nasdaq
iShares ESG Advanced MSCI EAFE ETF	DMXF	Nasdaq
iShares ESG Advanced MSCI USA ETF	USXF	Nasdaq
iShares ESG Aware MSCI EAFE ETF	ESGD	Nasdaq
iShares ESG Aware MSCI USA ETF	ESGU	Nasdaq
iShares ESG Aware MSCI USA Small-Cap ETF	ESML	Cboe BZX
iShares ESG MSCI USA Leaders ETF	SUSL	Nasdaq
iShares MSCI Denmark ETF	EDEN	Cboe BZX
iShares MSCI Finland ETF	EFNL	Cboe BZX
iShares MSCI Germany Small-Cap ETF	EWGS	Cboe BZX
iShares MSCI Indonesia ETF	EIDO	NYSE Arca
iShares MSCI Ireland ETF	EIRL	NYSE Arca
iShares MSCI Japan Value ETF	EWJV	Nasdaq
iShares MSCI New Zealand ETF	ENZL	Nasdaq
iShares MSCI Norway ETF	ENOR	Cboe BZX
iShares MSCI Philippines ETF	EPHE	NYSE Arca
iShares MSCI Poland ETF	EPOL	NYSE Arca
iShares MSCI United Kingdom ETF	EWU	NYSE Arca
iShares MSCI United Kingdom Small-Cap ETF	EWUS	Cboe BZX
iShares Paris-Aligned Climate MSCI USA ETF	PABU	Nasdaq
The Prospectuses for the above-listed funds (each, a “Fund” and collectively, the “Funds”) are dated December 29, 2022, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the applicable Annual Report and Semi-Annual Report of the Trust for the Funds are incorporated by reference into and are deemed to be part of this SAI. Each Fund's Annual Report is located here1 or here2. Each Fund's Semi-Annual Report is located here1 or here2. A copy of each Fund's Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust's distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. Each Fund's Prospectus is incorporated by reference into this SAI.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.

1
Annual and Semi-Annual Report for each of the below funds, for which Citibank serves as administrator, custodian and transfer agent:
iShares ESG Advanced MSCI USA ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI USA Leaders ETF and iShares Paris-Aligned Climate MSCI USA ETF
2
Annual and Semi-Annual Report for each of the below funds, for which State Street serves as administrator, custodian and transfer agent:

iShares Emergent Food and AgTech Multisector ETF, iShares ESG Advanced MSCI EAFE ETF, iShares ESG Aware MSCI EAFE ETF, iShares MSCI Denmark ETF, iShares MSCI Finland ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Ireland ETF, iShares MSCI Japan Value ETF, iShares MSCI New Zealand ETF, iShares MSCI Norway ETF, iShares MSCI Philippines ETF, iShares MSCI Poland ETF, iShares MSCI United Kingdom ETF and iShares MSCI United Kingdom Small-Cap ETF

iShares®
Notice to Shareholders
The Board of Trustees of the Trust approved a proposal to close and liquidate the iShares MSCI Germany Small-Cap ETF (the “Fund”). After market close on October 30, 2023, the Fund will cease the creation and redemption of Creation Units. Trading in the Fund will be halted prior to market open on October 31, 2023. Proceeds of the liquidation are currently scheduled to be sent to Fund shareholders on or around November 2, 2023 (the “Liquidation Date”).
While the Fund is in the process of liquidating its portfolio, which is anticipated to commence prior to October 30, 2023, the Fund will hold cash and securities that will not be consistent with its investment objective and strategies and is likely to incur higher tracking error than is typical for the Fund. Furthermore, the Trust cannot assure that there will be a trading market for Fund shares between market close on October 30, 2023 and the Liquidation Date because Fund shares will not be traded on the primary listing exchange identified in the Prospectus for the Fund (the “Listing Exchange”) during that period.
Shareholders may sell their holdings of the Fund on its Listing Exchange until market close on October 30, 2023 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. As of the Liquidation Date, shares of the Fund will be individually redeemed. If you hold Fund shares on the Liquidation Date, the Fund will automatically redeem your shares for cash based on the net asset value of the Fund as of the close of business on October 30, 2023, which will include any dividends or distributions calculated as of that date.
If you are subject to U.S. federal income tax, the liquidation of the Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the Liquidation Date will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, the Fund may declare taxable distributions of its investment income or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss, depending on your tax basis. Please consult your personal tax advisor about the potential tax consequences.
If you have any questions, please call 1-800-iShares (1-800-474-2737).
iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

i

ii

iii

iv

v

General Description of the Trust and its Funds
The Trust currently consists of more than 310 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following Funds:
•
iShares Emergent Food and AgTech Multisector ETF
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iShares ESG Advanced MSCI EAFE ETF
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iShares ESG Advanced MSCI USA ETF
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iShares ESG Aware MSCI EAFE ETF
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iShares ESG Aware MSCI USA ETF
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iShares ESG Aware MSCI USA Small-Cap ETF
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iShares ESG MSCI USA Leaders ETF
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iShares MSCI Denmark ETF
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iShares MSCI Finland ETF
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iShares MSCI Germany Small-Cap ETF
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iShares MSCI Indonesia ETF
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iShares MSCI Ireland ETF
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iShares MSCI Japan Value ETF
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iShares MSCI New Zealand ETF
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iShares MSCI Norway ETF
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iShares MSCI Philippines ETF
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iShares MSCI Poland ETF
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iShares MSCI United Kingdom ETF
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iShares MSCI United Kingdom Small-Cap ETF
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iShares Paris-Aligned Climate MSCI USA ETF
Each Fund is managed by BlackRock Fund Advisors (“BFA”), an indirect wholly-owned subsidiary of BlackRock, Inc., and generally seeks to track the investment results of the specific benchmark index identified in the applicable Prospectus for that Fund (each, an “Underlying Index”).
Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities, assets or other positions (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities” or “Creation Basket”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Funds are listed for trading on national securities exchanges such as Cboe BZX Exchange, Inc. (“Cboe BZX”), NYSE Arca, Inc. (“NYSE Arca”) or The Nasdaq Stock Market LLC (“Nasdaq”) (each a “Listing Exchange”). Shares of each Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units by Authorized Participants (as defined in the Creation and Redemption of Creation Units-Role of the Authorized Participant section of this SAI) and, generally, in exchange for portfolio securities and a Cash Amount (as defined in the Redemption of Creation Units section of this SAI). Creation Units typically are a specified number of shares, generally ranging from 50,000 to 100,000 shares or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash and reserves the right to permit or require the substitution of Deposit Securities in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized
1

Participant maintain with the Trust collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to purchase Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.
Shares of each Fund are listed for trading, and trade throughout the day, on the applicable Listing Exchange and in other secondary markets. Shares of the Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of a Fund; (ii) a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares of a Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.
The Trust reserves the right to adjust the share price of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor's equity interest in the Funds.
Investment Strategies and Risks
Each Fund seeks to achieve its objective by investing primarily in securities issued by issuers that compose its relevant Underlying Index and in investments that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and is not actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.
Each Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Fund’s Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.
Although the Funds do not seek leveraged returns, certain instruments used by the Funds may have a leveraging effect as described below.
Borrowing.  Each Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions. The iShares MSCI Denmark ETF, iShares MSCI Finland ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Ireland ETF, iShares MSCI Japan Value ETF, iShares MSCI New Zealand ETF, iShares MSCI Norway ETF, iShares MSCI Philippines ETF, iShares MSCI Poland ETF, iShares MSCI United Kingdom ETF and iShares MSCI United Kingdom Small-Cap ETF, along with certain other iShares funds, have entered into a syndicated line of credit with the Bank of New York Mellon (“BNY”), which serves as administrative agent for itself and the other banks. The syndicated line of credit may be used for temporary or emergency purposes, including redemption, settlement of trades and rebalancing of portfolio holdings.
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Interest rates related to the syndicated line of credit are based on the Secured Overnight Financing Rate (“SOFR”) published by the Federal Reserve Bank of New York plus a spread. Pursuant to the terms of the credit agreement, if SOFR were to cease being published or representative, it would be replaced by a rate based on an alternate benchmark selected by BNY.
The purchase of securities while borrowings are outstanding may have the effect of leveraging a Fund. The incurrence of leverage increases a Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the NAV of Fund shares and in the yield on a Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by a Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to a Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by a Fund must be made from a bank or may result in a Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA’s management of a Fund’s portfolio in accordance with a Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Currency Transactions.  A currency forward contract is an over-the-counter (“OTC”) obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days greater than two days from the date on which the contract is agreed upon by the parties, at a price set at the time of the contract. A non-deliverable currency forward is an OTC currency forward settled in a specified currency, on a specified date, based on the difference between the agreed-upon exchange rate and the market exchange rate. A currency futures contract is a contract that trades on an organized futures exchange involving an obligation to deliver or acquire a specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. The Funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of each Fund's assets that are denominated in a non-U.S. currency. A Fund may enter into non-U.S. currency forward and non-U.S. currency futures transactions to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.
Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected may be highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of its Underlying Index and may lower the Fund’s return. A Fund could experience losses if the value of its currency forwards, options or futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market or otherwise. In addition, a Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.
Diversification Status.  The following table sets forth the diversification status of each Fund:
Diversified Funds	Non-Diversified Funds
iShares ESG Advanced MSCI EAFE ETF	iShares Emergent Food and AgTech Multisector ETF
iShares ESG Advanced MSCI USA ETF	iShares ESG MSCI USA Leaders ETF
iShares ESG Aware MSCI EAFE ETF	iShares MSCI Denmark ETF
iShares ESG Aware MSCI USA ETF	iShares MSCI Finland ETF
iShares ESG Aware MSCI USA Small-Cap ETF	iShares MSCI Indonesia ETF
iShares MSCI Germany Small-Cap ETF	iShares MSCI Ireland ETF
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Diversified Funds	Non-Diversified Funds
iShares MSCI Japan Value ETF	iShares MSCI New Zealand ETF
iShares MSCI United Kingdom Small-Cap ETF	iShares MSCI Norway ETF
iShares MSCI Philippines ETF
iShares MSCI Poland ETF
iShares MSCI United Kingdom ETF
iShares Paris-Aligned Climate MSCI USA ETF

A fund classified as “diversified” under the 1940 Act may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.
 A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may constitute a significant percentage of the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect a fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
Each Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet their respective investment objectives.
Futures, Options on Futures and Securities Options.  Futures contracts, options on futures and securities options may be used by a Fund to simulate investment in its Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. Each Fund will not use futures, options on futures or securities options for speculative purposes. Each Fund intends to use futures and options on futures in accordance with Rule 4.5 of the Commodity Futures Trading Commission (the “CFTC”) promulgated under the Commodity Exchange Act (“CEA”). BFA, with respect to certain Funds, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that BFA, with respect to such Funds, is not subject to registration or regulation as a commodity pool operator under the CEA. See the Regulation Regarding Derivatives section of this SAI for more information.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is similar to a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract if all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” will be made to and from the broker daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. An option on a futures contract, as contrasted with a direct investment in such a contract, gives the purchaser the right, but no obligation, in return for the premium paid, to assume a position in the underlying
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futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.
The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed-upon price per share, also known as the “strike price,” less the premium received from writing the put. Certain of the Funds may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of their portfolio securities or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Securities options may be used by a Fund to obtain access to securities in its Underlying Index or to dispose of securities in its Underlying Index at favorable prices, to invest cash in a securities index that offers similar exposure to that provided by its Underlying Index or otherwise to achieve the Fund’s objective of tracking its Underlying Index. A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at an exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Each Fund may purchase or sell securities options on a U.S. or non-U.S. securities exchange or in the OTC market through a transaction with a dealer. Options on a securities index are typically settled on a net basis based on the appreciation or depreciation of the index level over the strike price. Options on single name securities may be cash- or physically-settled, depending upon the market in which they are traded. Options may be structured so as to be exercisable only on certain dates or on a daily basis. Options may also be structured to have conditions to exercise (i.e., “Knock-in Events”) or conditions that trigger termination (i.e., “Knock-out Events”).
Lending Portfolio Securities.  Each Fund may lend portfolio securities to certain borrowers that BFA determines to be creditworthy, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have otherwise received if the securities were not on loan.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by any positive difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Fund for such loans, and uninvested cash, may be reinvested in certain short-term instruments either directly on behalf of each Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk.
Each Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund to act as securities lending agent. To the extent that a Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board,” the trustees of which are the “Trustees”). JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as custodian for the Funds in connection with certain securities lending activities.
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Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), foreign exchange risk (i.e., the risk of a shortfall at default when a cash collateral investment is denominated in a currency other than the currency of the assets being loaned due to movements in foreign exchange rates), and credit, legal, counterparty and market risks (including the risk that market events could lead the Fund to recall loaned securities or to lend less or not at all, which could lead to reduced securities lending revenue). If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund’s ability to participate in a corporate action event may be impacted, or the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This latter event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments received by a Fund representing dividends paid on securities loaned out by the Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with a Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income. There could also be changes in the status of issuers under applicable laws and regulations, including tax regulations, that may impact the regulatory or tax treatment of loaned securities and could, for example, result in a delay in the payment of dividend equivalent payments owed to a Fund (as permitted by applicable law).
Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements.
Liquidity Risk Management.  Rule 22e-4 under the Investment Company Act (the “Liquidity Rule”) requires open-end funds, including exchange-traded funds (“ETFs”) such as the Funds, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Funds have implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BFA as the administrator of the Liquidity Program. Under the Liquidity Program, BFA assesses, manages, and periodically reviews each Fund’s liquidity risk and classifies each investment held by a Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of the remaining investors’ interest in a Fund. The liquidity of a Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.
Non-U.S. Securities.  Certain Funds intend to purchase publicly traded common stocks of non-U.S. issuers. To the extent a Fund invests in stocks of non-U.S. issuers, certain of the Fund's investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “depositary receipts”). Depositary receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. Depositary receipts may not necessarily be denominated in the same currency as their underlying securities. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. issuer. EDRs, which are sometimes referred to as continental depositary receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world.
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Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose a Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. Unsponsored programs, which are not sanctioned by the issuer of the underlying common stock, generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipts.
Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in non-U.S. countries; and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
Regulation Regarding Derivatives.  The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.
BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA with respect to each of the Funds. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Funds.
The iShares ESG Advanced MSCI EAFE ETF, iShares ESG Aware MSCI EAFE ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI USA Leaders ETF, iShares MSCI Finland ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Ireland ETF, iShares MSCI Japan Value ETF, iShares MSCI New Zealand ETF, iShares MSCI United Kingdom ETF, iShares MSCI United Kingdom Small-Cap ETF and iShares Paris-Aligned Climate MSCI USA ETF (the “No-Action Letter Funds”) may also have investments in “underlying funds” (and such underlying funds themselves may invest in underlying funds) not advised by BFA (the term “underlying fund” for purposes of the no-action letter referenced below may include, but is not limited to, certain securitized vehicles, mortgage or international real estate investment trusts (“REITs”), business development companies and investment companies that may invest in CFTC Derivatives or in any of the foregoing), and therefore may be viewed by the CFTC as commodity pools. BFA may not have transparency into the holdings of these underlying funds because they are not advised by BFA. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to CFTC Rule 4.5 to delay registration as a “commodity pool operator” until six months from the date on which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BFA, the adviser of the No-Action Letter Funds, has filed a claim with the CFTC for such funds to rely on this no-action relief. Accordingly, BFA is not currently subject to registration or regulation as a “commodity pool operator” under the CEA in respect of such funds.
Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin and initial margin requirements. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to a Fund of trading these instruments and, as a result, may affect returns to investors in such Fund.
Rule 18f-4 under the Investment Company Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Section 18 of the Investment Company Act, among other things, prohibits open-end funds,
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including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”).
Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Directors/Trustees, and periodically reviews the DRMP and reports to the Board.
Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund's “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds, but are inherent in repurchase agreements. The Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same
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amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and a Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of a Fund’s assets. The use of reverse repurchase agreements is a form of leverage, and the proceeds obtained by a Fund through reverse repurchase agreements may be invested in additional securities.
Rule 18f-4 under the Investment Company Act permits a Fund to enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that a Fund either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as Derivatives Transactions under Rule 18f-4. (See “Regulation Regarding Derivatives” above.)
Securities of Investment Companies.  Each Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law. Pursuant to the 1940 Act, a Fund’s investment in registered investment companies is generally limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of a Fund’s total assets with respect to any one investment company; and (iii) 10% of a Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund intends from time to time to invest its assets in the securities of investment companies, including, but not limited to, money market funds, including those advised by or otherwise affiliated with BFA, in excess of the general limits discussed above. Other investment companies in which a Fund may invest can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).
Short-Term Instruments and Temporary Investments.  Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor's® Financial Services LLC, a subsidiary of S&P Global, Inc., or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Swap Agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis.
The Funds may enter into swap agreements, including currency swaps, interest rate swaps and index swaps, or for the iShares Paris-Aligned Climate MSCI USA ETF, total return swaps (some of which may be referred to as contracts for difference or “CFDs”). The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets.
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Tracking Stocks.  A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Future Developments.  The Board may, in the future, authorize each Fund to invest in securities contracts and investments, other than those listed in this SAI and in the applicable Prospectuses, provided they are consistent with each Fund's investment objective and do not violate any of its investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in a Fund is contained in the applicable Prospectus.
An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.
Borrowing Risk.  Borrowing may exaggerate changes in the NAV of Fund shares and in the return on a Fund’s portfolio. Borrowing will cause a Fund to incur interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Commodities Investment Risk.  Exposure to commodities markets may subject a Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in a Fund’s holdings.
The commodities markets may fluctuate widely based on a variety of factors. Movements in commodity investment prices are outside of a Fund's control and may not be anticipated by BFA. Price movements may be influenced by, among other things: governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; changing market and economic conditions; market liquidity; weather and climate conditions, including droughts and floods; livestock disease; changing supply and demand relationships and levels of domestic production and imported commodities; changes in storage costs; the availability of local, intrastate and interstate transportation systems; energy conservation; the success of exploration projects; changes in international balances of payments and trade; domestic and foreign rates of inflation; currency devaluations and revaluations; domestic and foreign political and economic events; domestic and foreign interest rates and/or investor expectations concerning interest rates; foreign currency/exchange rates; domestic and foreign governmental regulation and taxation; war, acts of terrorism and other political upheaval and conflicts; governmental expropriation; investment and trading activities of mutual funds, hedge funds and commodities funds; and changes in philosophies and emotions of market participants. The frequency and magnitude of such changes cannot be predicted.
The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic, regulatory and supply-related events in such countries could have a disproportionate impact on the prices of such commodities.
A decrease in the production of a physical commodity or a decrease in the volume of such commodity available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of a commodity or commodity-related company that devotes a portion of its business to that commodity. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts or increased competition from alternative energy sources or commodity prices. Agricultural commodities may be adversely affected by weather or other natural phenomena, such as drought, floods and pests.
A sustained decline in demand for such commodities could also adversely affect the financial performance of commodity-related companies. Factors that could lead to a decline in demand include economic recession or other adverse economic
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conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.
The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.
Currency Risk.  Because each Fund's NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which a Fund invests depreciates against the U.S. dollar, even if the local currency value of a Fund’s holdings in that market increases. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors, while a weak U.S. dollar will increase those returns.
Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the Fund’s performance and may lower a Fund’s return. A Fund could experience losses if the value of its currency forward positions are poorly correlated with its other investments or if it cannot close out its positions because of an illiquid market. In addition, a Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.
Custody Risk.  Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. In addition, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.
Dividend-Paying Stock Risk.  Investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the broader market. Companies that issue dividend-paying stocks are not required to pay or continue paying dividends on such stocks. It is possible that issuers of the stocks held by a Fund will not declare dividends in the future or will reduce or eliminate the payment of dividends (including reducing or eliminating anticipated accelerations or increases in the payment of dividends) in the future.
Illiquid Investments Risk.  Each Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the
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Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and a Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of a Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.
LIBOR Risk.  A Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. A Fund’s investments may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by a Fund may also reference LIBOR.
LIBOR Replacement Risk.  As part of the phase-out of the use of LIBOR, the rate’s administrator, ICE Benchmark Administration Limited (“IBA”), discontinued two USD LIBOR settings immediately after publication on December 31, 2021. The FCA , which regulates LIBOR, and IBA previously announced that a majority of USD LIBOR settings will no longer be published after June 30, 2023. While the FCA is requiring the IBA to publish certain LIBOR settings, potentially to include USD settings, on a “synthetic” basis, the “synthetic” methodology is not based on panel bank contributions and is not intended to be representative of the interest rates in the underlying market. A Fund may have investments linked to other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), which may also cease to be published. Various financial industry groups continue planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate, such as the Secured Overnight Financing Rate (“SOFR”), which is intended to replace USD LIBOR.
In June 2017, the Alternative Reference Rates Committee, which includes various private-market participants working with the Federal Reserve, announced its selection of the new SOFR, which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as its recommendation for an appropriate replacement for USD LIBOR. The Federal Reserve Bank of New York began publishing SOFR in 2018, and it has been used increasingly on a voluntary basis in new instruments and transactions. At times, SOFR has proven to be more volatile than the 3-month USD LIBOR. Working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of, new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly issued instruments that use a reference rate other than LIBOR still may be developing. Instruments with fallback provisions (i.e., contractual provisions specifying the trigger events for a transition to a replacement rate) to facilitate the transition from LIBOR to an alternative reference rate may also include adjustments that do not adequately compensate the holder for the different characteristics of the alternative reference rate. As a result, the fallback provision causes a value transfer from one party to the instrument to the counterparty. Because the usefulness of LIBOR as a benchmark could decline during the transition period, these and related adverse effects could occur with respect to particular LIBOR settings as they are phased out. There may also be challenges for a Fund to enter into hedging transactions against such newly issued instruments until a market for such hedging transactions develops.
The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary based on, among other things, (1) existing fallback or termination provisions in individual contracts and the potential renegotiation of existing contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. A Fund's investments may also be tied to other interbank offered rates and currencies, which may face similar issues. In many cases, if an instrument falls back to an alternative reference rate, including SOFR, the alternative reference rate will not perform the same as LIBOR because the alternative reference rate does not include a credit-sensitive component in the rate calculation. Alternative reference rates generally reflect the performance of the market for U.S. Treasury securities, which are secured by the U.S. Treasury, and not the interbank lending markets. Therefore, in the event of a credit crisis, floating rate instruments using certain alternative reference rates could perform differently than those
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instruments using a rate indexed to the interbank lending market. In addition, legislation may affect the transition of LIBOR-based instruments by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents. Such legislation, which has been enacted in some jurisdictions, generally includes safe harbors from liability, meaning that a Fund may have limited recourse if the alternative reference rate does not fully compensate a Fund for the transition of an instrument from LIBOR. All of the aforementioned may adversely affect a Fund’s performance or NAV.
Operational Risk.  BFA and a Fund's other service providers may experience disruptions or operating errors such as processing errors or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). A Fund may invest in futures contracts, securities options, CFDs (for the iShares Paris-Aligned Climate MSCI USA ETF) and other derivatives. Compared to securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage.
When a derivative is used as a hedge against a position that a Fund holds or is committed to purchase, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains and, in some cases, hedging can cause losses that are not offset by gains, and a Fund will recognize losses on both the investment and the hedge. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund's hedging transactions, which entail additional transaction costs, will be effective.
Risk of Equity Securities.  An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of stock markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Common stocks may experience extreme price volatility due to actions taken by particular investors or groups of investors (for example, retail investors influenced by social media activity or other media coverage or significant “short” positions taken by institutional investors).
Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers that are inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity date. In addition, issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock price to decline.
Although most of the securities in each Underlying Index are listed on a securities exchange, the principal trading market for some of the securities may be in the OTC market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a
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Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Risk of Futures and Options on Futures Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Futures contracts, by definition, project price levels in the future and not current levels of valuation; therefore, market circumstances may result in a discrepancy between the price of the future and the movement in a Fund's Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.
Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.
Risk of Investing in Non-U.S. Equity Securities.  An investment in a Fund involves risks similar to those of investing in portfolios of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments in those foreign countries, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in any of the Funds also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Funds; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy and businesses; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.
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Risk of Swap Agreements.  The risk of loss with respect to swaps is generally limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive). Swap agreements may also involve the risk that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty and the return on the referenced asset. In addition, swap agreements are subject to market and liquidity risk, leverage risk and hedging risk.
A Fund is required to post and collect variation margin and initial margin (comprised of specified liquid securities subject to haircuts) in connection with trading of OTC swaps. These requirements may raise the costs for a Fund’s investment in swaps.
Tracking Error Risk.  A Fund may be subject to tracking error, which is the divergence of a Fund’s performance from that of the applicable underlying index. Tracking error may occur because of differences between the securities and other instruments held in a Fund’s portfolio and those included in its applicable underlying index, pricing differences, transaction costs incurred by a Fund, a Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest received by a Fund or distributions paid to a Fund’s shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the applicable underlying index or the costs to a Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because a Fund incurs fees and expenses, while its applicable underlying index does not. Tracking error may occur due to differences between the methodologies used in calculating the value of the applicable Underlying Index and determining a Fund’s NAV.
When an issuer is introduced by an index provider into an index tracked by a Fund, BFA may conduct an analysis on such issuer’s securities to identify and screen for outlier high risk behavior (such as rapid or unusual price growth that does not appear to be supported by publicly available information on the business and assets of the issuer, unusual or significant short interest or lending activity, negative sentiment, suspended trading or incorrect free-float calculations, which could be indicators of possible irregularities, miscalculations or even fraud). If it identifies such behavior, BFA may, where appropriate, alert the index provider as to the alleged issue. The index provider has sole discretion for the determination as to whether to continue to include the issuer’s securities in the rebalancing of its index. If the securities continue to be included in the index, BFA may underweight or exclude such securities from a Fund’s portfolio and, if it does so, such a fund will be subject to increased tracking error due to the divergence in the securities included in its portfolio from its underlying index. BFA’s underweighting or excluding such securities may result in a decline in a Fund’s net asset value. The application of the abovementioned analysis and screening to a Fund and its Underlying Index is in the sole discretion of BFA and its affiliates (without any guarantees). The analysis and screening may not exclude any or all high risk securities from an Underlying Index or a Fund’s portfolio, and the inclusion of such securities will result in an adverse impact to a Fund’s net asset value if one or more such securities declines in value.
Securities Lending Risk.  A Fund may engage in securities lending. Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund.
Risk of Investing in Asia.   Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, piracy of intellectual property, data and other security breaches (especially of data stored electronically), political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively
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impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. China is a key trading partner of many Asian countries and any changes in trading relationships between China and other Asian countries may affect the region as a whole. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Australasia.  The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by a relevant Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia and the U.S. Economic events in the U.S., Asia, or in other key trading countries can have a significant economic effect on the Australasian economies. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which a Fund has exposure.
Risk of Investing in Developed Countries.  Many countries with developed markets have recently experienced significant economic pressures. These countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. For example, companies in the financial services sector are subject to governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and amount of capital they must maintain. Dislocations in the financial sector and perceived or actual governmental influence over certain financial companies may lead to credit rating downgrades and, as a result, impact, among other things, revenue growth for such companies. If financial companies experience a prolonged decline in revenue growth, certain developed countries that rely heavily on financial companies as an economic driver may experience a correlative slowdown. Concerns have emerged with respect to the economic health of certain developed countries. These concerns primarily stem from heavy indebtedness of many developed countries and their perceived inability to continue to service high debt loads without simultaneously implementing stringent austerity measures. Such concerns have led to tremendous downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service such debt. Spending on health care and retirement pensions in most developed countries has risen dramatically. Medical innovation, extended life expectancy and higher public expectations are likely to continue the increase in health care and pension costs. Any increase in health care and pension costs will likely have a negative impact on the
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economic growth of many developed countries. Certain developed countries rely on imports of certain key items, such as crude oil, natural gas, and other commodities. As a result, an increase in demand for, or price fluctuations of, certain commodities may negatively affect developed country economies. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries. In addition, heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Such risks, among others, may adversely affect the value of a Fund’s investments.
Risk of Investing in Eastern Europe.  Investing in the securities of issuers located or operating in Eastern Europe is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Certain Eastern European countries have high public debt levels, significant underground economies, high unemployment and emigration of skilled workers. Such countries generally have a history of political instability, limited infrastructure and an inefficient public sector prone to endemic corruption. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled.
Many Eastern European countries continue to move toward market economies at different paces with different characteristics. Many Eastern European securities markets are generally underdeveloped with low, irregular trading volumes, dubious investor protections, and often a dearth of reliable corporate information. Eastern European securities markets are generally subject to less government supervision and regulation and may be less liquid and more volatile than securities markets in the U.S. or Western European countries. Legal institutions governing private and foreign investments and private property may be relatively nascent, inefficient, and unevenly enforced or inequitably enforced. Certain Eastern European governments may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on a Fund’s investments. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor.
Eastern European economies may also be particularly susceptible to changes in the international credit markets due to their reliance on bank related inflows of capital. Changes to the economies of countries with substantial foreign direct investment in certain Eastern European countries may negatively affect the region’s economy. The economy of certain Eastern European countries may be adversely affected by global prices for manufactured goods or commodity price declines to the extent that a country relies on the export of such products.
Geopolitical events, including war, and other instability in certain Eastern European countries may cause uncertainty in the region’s financial markets and adversely affect the performance of the issuers to which a Fund has exposure. These markets may be particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia has historically asserted its influence in the region using diplomatic, informational, military, and economic instruments of national power, as it did with Georgia in the summer of 2008 and Ukraine beginning in 2014, and most recently on February 24, 2022.
Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia's economy and Russian issuers of securities in which a Fund invests. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors globally.
Risk of Investing in Emerging Markets.  Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) companies, custodians, clearinghouses, foreign exchanges and broker-dealers may be subject to less scrutiny and
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regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) there may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign parties; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (xi) lack of financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. The Funds are not actively managed and do not select investments based on investor protection considerations.
Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging market securities can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging market countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging market countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging market country securities may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
Investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain emerging market countries and may increase the expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
Many emerging market countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
A Fund's income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.
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Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
Risk of Investing in Europe.  Investing in European countries may expose a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. Although certain European countries are not in the eurozone, many of these countries are obliged to meet the criteria for joining the eurozone.
Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, government debt levels and the possible default of government debt in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of a Fund’s investments in the region.
The United Kingdom (the “U.K.”) left the EU (“Brexit”) on January 31, 2020. The U.K. and EU reached an agreement on the terms of their future trading relationship effective January 1, 2021, which principally relates to the trading of goods rather than services, including financial services. Further discussions are to be held between the U.K. and the EU in relation to matters not covered by the trade agreement, such as financial services. A Fund faces risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects could adversely affect any of
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the companies to which a Fund has exposure and any other assets in which a Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. continues to negotiate the terms of its future trading relationships.
Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund's investments.
Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, import and export restrictions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia's economy and Russian issuers of securities in which a Fund invests. Actual and threatened responses to Russian military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and are likely to have collateral impacts on such sectors globally.
Risk of Investing in Finland.  Investment in Finnish issuers involves risks that are specific to Finland, including, legal, regulatory, political, currency, security and economic risks. Finland’s economy, among other things, depends on imported raw materials, energy and components for its manufactured products. As a result, Finland is dependent on trading relationships with certain key trading partners, including other EU countries, Russia, China and the U.S. Metals, engineering and timber are Finland’s main industries, and major exports include electronics and machinery. Finland’s reliance on these sectors makes it vulnerable to economic downturns in, among other sectors, the technology and industrials sectors. Secessionist movements in certain European countries, such as the Catalan movement in Spain and the independence movement in Scotland, may have an adverse effect on the Finnish economy.
Risk of Investing in Germany.  Investment in German issuers may subject a Fund to legal, regulatory, political, currency, security, and economic risks specific to Germany. Ongoing concerns in relation to the economic health of the EU continue to constrain the economic resilience of certain EU member states, including Germany. Germany has a large export-reliant manufacturing and industrials sector and the German economy is dependent to a significant extent on the economies of certain key trading partners, including the U.S., France, Italy and other European countries. Reduction in spending on German products and services, or changes in any of the economies may have an adverse impact on the German economy. In addition, heavy regulation of labor and product markets in Germany may have an adverse effect on German issuers. Such regulations may negatively impact economic growth or cause prolonged periods of recession.
Risk of Investing in Indonesia.  Investment in securities of Indonesian issuers involves risks not typically associated with investments in securities of issuers in developed countries. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socioeconomic unrest.
The securities market of Indonesia is considered an emerging market characterized by a small number of listed companies, high price volatility and a relatively illiquid secondary trading market. These factors, coupled with restrictions on foreign
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investment and other factors, limit the supply of securities available for investment by a Fund. This will affect the rate at which a Fund is able to invest in Indonesia, the purchase and sale prices for such securities and the timing of purchases and sales.
Indonesia’s political institutions and democracy have a relatively short history, increasing the risk of political instability. In the recent past, Indonesia has faced political and militant unrest, and further unrest could present a risk to the local economy and securities markets. Indonesia has also experienced acts of terrorism, predominantly targeted at foreigners, which has had a negative impact on tourism and consequently has negatively impacted the economy of Indonesia. Corruption and the perceived lack of a rule of law in dealings with international companies may discourage foreign direct investment and could negatively impact the long-term growth of the economy of Indonesia. In addition, many economic development problems remain, including high unemployment, a fragile banking sector, endemic corruption, inadequate infrastructure, a poor investment climate, and unequal resource distribution among regions.
The Indonesian economy is dependent on a range of commodities including oil, natural gas and coal. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Any acts of terrorism or armed conflicts in Indonesia or internationally could have an adverse effect on the financial and commodities markets and the global economy.
The Indonesian government plays a significant role in Indonesia’s economy, including administering prices on several basic goods, including fuel, rice and electricity. The Indonesian government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in Indonesia, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in Indonesia.
The market for Indonesian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries in Southeastern Asia. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Indonesian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Indonesia. A crisis in neighboring emerging market countries also may increase investors’ perception of risk in Indonesia, which may adversely impact the market value of the securities issued by Indonesian companies, including securities in which a Fund may invest.
Risk of Investing in Ireland.  Investing in securities of companies domiciled in Ireland involves special considerations not typically associated with investing in the U.S. market. Such heightened risks include, among others, ongoing sectarian conflict, social instability as a result of religious, ethnic and/or socioeconomic unrest, potential armed conflict and/or threats of terrorism within the country, continued lack of unification as a country, and internal hostile relations, all which can adversely impact the Irish economy. Consumer indebtedness in Ireland has been high and increasing in recent years, leading to concern with respect to overall economic growth in Ireland.
Ireland relies heavily on exports to its key trading partners that include the other members of the EU and the U.S. Reduction in spending by these economies on Irish products and services or negative changes in any of these economies may cause an adverse impact on the Irish economy. Any changes in the price or demand for Irish exports could adversely impact Ireland’s economy. Ireland’s economy may also be negatively affected if trade barriers, exchange controls, or other protectionist measures are imposed or negotiated by the countries with which they trade.
As a member of the EU, Ireland is heavily dependent on the other member states both economically and politically. The referendum by the U.K. in June 2016 resolving to leave the EU may have an adverse impact on a Fund and its shareholders. The European Central Bank has control over each member country’s monetary policies, including inflation rates, deficit levels, interest rates, debt levels and fiscal and monetary controls. However, the Irish government has retained the authority to set tax and spending policies and public debt levels. Any event within the EU, including economic and political developments, can cause market disruptions, and can adversely affect the values of securities held by a Fund.
Risk of Investing in Japan.  Japan may be subject to political, economic, nuclear, labor and other risks. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.
Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain
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or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.
Economic Risk. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.
Geographic Risk. Natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy, and, in turn, could negatively affect a Fund.
Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Large Government and Corporate Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.
Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect a Fund’s investments. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, has been strained. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.
Security Risk. Japan's relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea and China. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy, particularly in times of crisis.
Risk of Investing in the Middle East.  Many Middle Eastern countries have little or no democratic tradition, and the political and legal systems in such countries may have an adverse impact on a Fund. Many economies in the Middle East are highly reliant on income from the sale of oil and natural gas or trade with countries involved in the sale of oil and natural gas, and their economies are therefore vulnerable to changes in the market for oil and natural gas and foreign currency values. As global demand for oil and natural gas fluctuates, many Middle Eastern economies may be significantly impacted.
In addition, many Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, a Middle Eastern country’s government may own or control many companies, including some of the largest companies in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern countries. This could affect private sector companies and a Fund, as well as the value of securities in the Fund's portfolio.
Certain Middle Eastern markets are in the earliest stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers in Middle Eastern countries typically are fewer in number and less capitalized than brokers in the U.S.
The legal systems in certain Middle Eastern countries also may have an adverse impact on a Fund. For example, the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation generally is limited to the amount of the shareholder’s investment. However, the notion of limited liability is less clear in certain Middle Eastern countries. A Fund therefore may be liable in certain Middle Eastern countries for the acts of a corporation in which it invests for an amount greater than its actual investment in that corporation. Similarly, the rights of investors in Middle Eastern issuers may be more limited than those of shareholders of a U.S. corporation. It may be difficult or impossible to obtain or enforce a legal judgment in a Middle Eastern country. Some Middle Eastern countries prohibit or impose substantial restrictions on
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investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. For example, certain countries may require governmental approval prior to investment by foreign persons or limit the amount of investment by foreign persons in a particular issuer. Certain Middle Eastern countries may also limit investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals of the relevant Middle Eastern country.
The manner in which foreign investors may invest in companies in certain Middle Eastern countries, as well as limitations on those investments, may have an adverse impact on the operations of a Fund. For example, in certain of these countries, a Fund may be required to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of a Fund. Re-registration in some instances may not be possible on a timely basis. This may result in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has already been filled and, consequently, a Fund may not be able to invest in the relevant company.
Substantial limitations may exist in certain Middle Eastern countries with respect to a Fund’s ability to repatriate investment income or capital gains. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investment.
Certain Middle Eastern countries may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely impacted by economic conditions in the countries with which they trade. In addition, certain issuers located in Middle Eastern countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations, and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks.
Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities, international alliances, defense concerns or other reasons, which may adversely affect the economies of these Middle Eastern countries. Certain Middle Eastern countries experience significant unemployment, as well as widespread underemployment. There has also been a recent increase in recruitment efforts and an aggressive push for territorial control by terrorist groups in the region, which has led to an outbreak of warfare and hostilities. Warfare in Syria has spread to surrounding areas, including many portions of Iraq and Turkey. Such hostilities may continue into the future or may escalate at any time due to ethnic, racial, political, religious or ideological tensions between groups in the region or foreign intervention or lack of intervention, among other factors.
Risk of Investing in New Zealand.  Investment in the New Zealand market involves special considerations not typically associated with investing in the U.S. market. Although New Zealand encourages foreign investment, its Overseas Investment Office must give consent to certain foreign investments based on a national interest determination. A delay in obtaining such approval can delay investments in New Zealand and, as a result, a Fund may not be able to invest in certain securities while approval is pending. Furthermore, approval could be rejected or a Fund's investments may be affected by a limitation in the number of investors interested in a particular industry and/or issuer, and any one of these factors could cause a decline in the value of the Fund.
New Zealand’s economy historically has been based on a foundation of agricultural exports. Accordingly, natural disasters, particularly earthquakes which occur regularly in New Zealand, can have a significant adverse impact on the economy. New Zealand is heavily dependent upon international trade and, consequently, has been and may continue to be adversely affected by economic conditions in the countries with which it trades. Reduction in spending, particularly by key trading partners, on New Zealand products and services may cause an adverse impact on the New Zealand economy. New Zealand’s economy may be negatively affected if trade barriers, exchange controls, managed adjustments in relative currency values or other protectionist measures are imposed or negotiated by the countries with which it trades.
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Risk of Investing in the Philippines.  Investment in securities of Philippine issuers involves risks not typically associated with investments in securities of issuers in developed countries. The Philippines has experienced a high level of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower the country’s sovereign debt rating and adversely impact investments in a Fund. Large, unprofitable public enterprises, especially in the energy sector, contribute to the government’s debt because of slow progress on privatization.
The Philippines’ democracy has a relatively short history, increasing the risk of political instability. The Philippines has in the past faced political and militant unrest, and further unrest could present a risk to the local economy and securities markets. The Philippines’ political history is marred with widespread fraud and violence. The Philippines has periodically experienced and is currently experiencing violence and terrorism, including international terrorist organizations. Any acts of terrorism or armed conflicts in the Philippines or internationally could have an adverse effect on the financial and commodities markets and the global economy. Furthermore, the geopolitical conflict created by China’s claims in the South China Sea has created diplomatic tension. Such increased political and social unrest in any neighboring country could cause further economic and market uncertainty in the region.
The Philippines’ economy is heavily dependent on exports, particularly electronics and semiconductors. The Philippines’ reliance on these sectors makes it vulnerable to economic downturns during periods of slumps in the information technology sectors. In addition, many economic development problems remain, including high unemployment, inadequate infrastructure, endemic corruption, poverty, and intensifying global competition from neighboring countries.
The Philippine government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in the Philippines, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in the Philippines.
The market for Philippine securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries in Southeastern Asia. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Philippine economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in the Philippines. A crisis in neighboring emerging market countries also may increase investors’ perception of risk in the Philippines, which may adversely impact the market value of the securities issued by Philippine companies, including securities in which a Fund may invest.
Risk of Investing in Poland.  Investment in securities of Polish issuers involves risks not typically associated with investments in securities of issuers in developed countries. Such heightened risks include, among others, a relatively short history of democracy, expropriation and/or nationalization of assets, confiscatory taxation, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. In addition, Poland faces many economic development problems, including high unemployment, inadequate infrastructure, endemic corruption, poverty, and intensifying global competition from neighboring countries.
Securities laws in Poland are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, custody and title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law.
The securities market of Poland is considered an emerging market characterized by a small number of listed companies and a relatively illiquid secondary trading market, particularly for corporate bonds. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by a Fund. This will affect the rate at which a Fund is able to invest in Poland, the purchase and sale prices for such securities and the timing of purchases and sales.
The government in Poland may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Poland. Moreover, governmental approval or special licenses prior to investments by foreign investors may be required and may limit the amount of investments by foreign investors in a particular industry and/or issuer. A delay in obtaining a required government approval or license would delay investments in Poland, and, as a result, a Fund
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may not be able to invest in certain securities while approval is pending. The government of Poland may also withdraw or decline to renew a license that enables a Fund to invest in Poland. Any one of these factors could cause a decline in the value of a Fund.
The Polish government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in Poland, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in Poland.
The market for Polish securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries in Eastern Europe. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Polish economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Poland.
U.S. Economic Trading Partners Risk.  The U.S. is a significant, and in some cases the most significant, trading partner of, or foreign investor in, certain countries in which a Fund invests. As a result, economic conditions of such countries may be particularly affected by changes in the U.S. economy. A decrease in U.S. imports or exports, new trade and financial regulations or tariffs, changes in the U.S. dollar exchange rate or an economic slowdown in the U.S. may have a material adverse effect on a country’s economic conditions and, as a result, securities to which a Fund has exposure.
Risk of Investing in the Communication Services Sector.  The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly.
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Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Risk of Investing in the Consumer Discretionary Sector.  Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector (including, without limitation, television and radio broadcasting, manufacturing, publishing, recording and musical instruments, motion pictures, photography, amusement and theme parks, gaming casinos, sporting goods and sports arenas, camping and recreational equipment, toys and games, apparel, travel-related services, automobiles, hotels and motels, and fast food and other restaurants) are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector, but may underperform when economic conditions worsen. Moreover, the consumer discretionary sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer preferences, demographics, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Staples Sector.  Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Risk of Investing in the Energy Sector.  Companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, technological change, development of alternative energy sources, and other factors that they cannot control. These companies may also lack resources and have limited business lines. Energy companies may have relatively high levels of debt and may be more likely to restructure their businesses if there are downturns in certain energy markets or in the global economy. If an energy company in a Fund's portfolio becomes distressed, a Fund could lose all or a substantial portion of its investment.
The energy sector is cyclical and is highly dependent on commodity prices; prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, the enactment or cessation of trade sanctions, war or other geopolitical conflicts, and the economies of the key energy-consuming countries. Commodity prices have recently been subject to increased volatility, which may negatively affect companies in which a Fund invests. For example, in the context of the COVID-19 outbreak and disputes among oil-producing countries regarding potential limits on the production of crude oil, the energy sector has experienced increased volatility. In particular, significant market volatility occurred in the crude oil markets as well as the oil futures markets, which resulted in the market price of certain crude oil futures contracts falling below zero for a period of time.
Companies in the energy sector may be adversely affected by terrorism, war, cyber incidents, natural disasters or other catastrophes. While certain Funds seek to invest in companies with positive or favorable environmental and social characteristics, companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets.
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Additionally, the Middle East, where many companies in the energy sector may operate, has historically and recently experienced widespread social unrest.
Companies in the energy sector may also be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector. Energy companies may have relatively high levels of debt and may be more likely than companies in other sectors to restructure their businesses during economic downturns or adversity in global energy markets.
Russia's large-scale invasion of Ukraine on February 24, 2022 has led to further disruptions and increased volatility in the energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas. The U.S. and certain European countries have announced bans or restrictions on imports of hydrocarbon commodities from Russia. The effect of such bans and any similar restrictions by other countries, as well as the extent, scope and duration of the conflict, resulting sanctions and associated market disruptions on the energy sector, are impossible to predict and depend on a number of factors. The effect of these events or any related developments could be significant and may have a severe adverse effect on the performance of a Fund.
Risk of Investing in the Financials Sector.  Companies in the financials sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, consumer finance firms, financial conglomerates and foreign banking and financial companies.
Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which a Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financials sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, bans on short sales, limits on prices and restrictions on currency transfers. In addition, companies in the financials sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their businesses.
The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financials sector generally goes down. In other words, financial companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.
In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree,
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including through swaps and other derivatives products, and who at times may be unable to meet their obligations to the financial services companies. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk, including cross-default risk, may result in significant negative impacts to the financial condition and reputation of companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financials sector generally. Financial companies can be highly dependent upon access to capital markets, and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions, companies in the financials sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financials sector to decline in value.
Risk of Investing in the Healthcare Sector.  Companies in the healthcare sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products.
Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
In addition, because the products and services of many companies in the healthcare sector affect the health and well-being of many individuals, these companies are especially susceptible to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business. Healthcare companies may also be strongly affected by scientific biotechnology or technological developments, and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities. Moreover, in recent years, both local and national governmental budgets have come under pressure to reduce spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare products, services and facilities.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be adversely affected by supply of and demand for both their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, trade disputes, world events and economic conditions may affect the performance of companies in the industrials sector. The industrials sector may also be adversely affected by
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changes or trends in commodity prices, which may be influenced by unpredictable factors. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, while certain Funds seek to invest in companies with positive or favorable environmental, social, and governance (“ESG”) characteristics, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.
Risk of Investing in the Materials Sector.  Companies in the materials sector may be adversely affected by commodity price volatility, exchange rate fluctuations, social and political unrest, war, import or export controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, and mandated expenditures for safety and pollution control, among other factors. Such risks may adversely affect the issuers to which a Fund has exposure. While certain Funds seek to invest in companies with positive or favorable ESG characteristics, companies in the materials sector are also at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns. These risks are heightened for companies in the materials sector located in foreign markets.
Risk of Investing in the Real Estate Industry.  Companies in the real estate industry include companies that invest in real estate, such as REITs, real estate holding and operating companies or real estate development companies (collectively, “Real Estate Companies”). Investing in Real Estate Companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. The real estate industry is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Investing in Real Estate Companies involves various risks. Some risks that are specific to Real Estate Companies are discussed in greater detail below.
Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region or property type. Economic downturns affecting a particular region, industry or property type may lead to a high volume of defaults within a short period.
Distressed Investment Risk. Real Estate Companies may invest in distressed, defaulted or out-of-favor bank loans. Identification and implementation by a Real Estate Company of loan modification and restructure programs involves a high degree of uncertainty. Even successful implementation may still require adverse compromises and may not prevent bankruptcy. Real Estate Companies may also invest in other debt instruments that may become non-performing, including the securities of companies with higher credit and market risk due to financial or operational difficulties. Higher risk securities may be less liquid and more volatile than the securities of companies not in distress.
Illiquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities, like the securities of small-capitalization companies, may be more volatile than, and perform differently from, shares of large-capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid, and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.
Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations. Declining interest rates could result in increased prepayment on loans and require redeployment of capital in less desirable investments.
Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Real Estate Companies are also exposed to the risks normally associated with debt financing. Financial covenants related to a Real Estate Company’s leverage may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.
Loan Foreclosure Risk. Real Estate Companies may foreclose on loans that the Real Estate Company originated and/or acquired. Foreclosure may generate negative publicity for the underlying property that affects its market value. In addition to
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the length and expense of such proceedings, the validity of the terms of the applicable loan may not be recognized in foreclosure proceedings. Claims and defenses asserted by borrowers or other lenders may interfere with the enforcement of rights by a Real Estate Company. Parallel proceedings, such as bankruptcy, may also delay resolution and limit the amount of recovery on a foreclosed loan by a Real Estate Company even where the property underlying the loan is liquidated.
Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and voluntary liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.
Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.
Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes, mandated closures or other commercial restrictions or environmental regulations, also may have a major impact on real estate income and values. In addition, quarterly compliance with regulations limiting the proportion of asset types held by a U.S. REIT may force certain Real Estate Companies to liquidate or restructure otherwise attractive investments. Some countries may not recognize REITs or comparable structures as a viable form of real estate funds.
Underlying Investment Risk. Real Estate Companies make investments in a variety of debt and equity instruments with varying risk profiles. For instance, Real Estate Companies may invest in debt instruments secured by commercial property that have higher risks of delinquency and foreclosure than loans on single family homes due to a variety of factors associated with commercial property, including the tie between income available to service debt and productive use of the property. Real Estate Companies may also invest in debt instruments and preferred equity that are junior in an issuer’s capital structure and that involve privately negotiated structures. Subordinated debt investments, such as B-Notes and mezzanine loans, involve a greater credit risk of default due to the need to service more senior debt of the issuer. Similarly, preferred equity investments involve a greater risk of loss than conventional debt financing due to their non-collateralized nature and subordinated ranking. Investments in commercial mortgage-backed securities may also be junior in priority in the event of bankruptcy or similar proceedings. Investments in senior loans may be effectively subordinated if the senior loan is pledged as collateral. The ability of a holder of junior claims to proceed against a defaulting issuer is circumscribed by the terms of the particular contractual arrangement, which vary considerably from transaction to transaction.
U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries. Because REITs often do not provide complete tax information until after the calendar year-end, a Fund may at times need to request permission to extend the deadline for issuing your tax reporting statement or supplement the information otherwise provided to you.
Risk of Investing in the Technology Sector.  Technology companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology sector are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for technology companies in foreign markets. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest
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rate environment tends to negatively affect companies in the technology sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Utilities Sector.  The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.
There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. As a result, some companies may be forced to defend their core business and may be less profitable. Deregulation may also permit a utility company to expand outside of its traditional lines of business and engage in riskier ventures.
Proxy Voting Policy
For the Funds, the Board has delegated the voting of proxies for each Fund’s securities to BFA pursuant to the Funds' Proxy Voting Policy (the “iShares ETFs Proxy Voting Policy”), and BFA has adopted policies and procedures (the “BlackRock Proxy Voting Policies”) governing proxy voting by accounts managed by BFA, including the Funds.
Under the BlackRock Proxy Voting Policies, BFA will vote proxies related to Fund securities in the best interests of a Fund and its shareholders.The proxy voting policies that apply to the iShares Paris-Aligned Climate MSCI USA ETF include voting guidelines for corporate governance matters, as well as environmental and social issues, including providing frameworks of factors for consideration when BFA, on behalf of the Fund, votes on proposals related to such matters. BFA may not vote in favor of any particular proposal related to corporate governance, environmental or social issues. From time to time, a vote may present a conflict between the interests of a Fund’s shareholders, on the one hand, and those of BFA, or any affiliated person of a Fund or BFA, on the other. BFA maintains policies and procedures that are designed to prevent undue influence on BFA’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BFA, BFA’s affiliates, a Fund or a Fund’s affiliates. Most conflicts are managed through a structural separation of BFA’s Corporate Governance Group from BFA’s employees with sales and client responsibilities. In addition, BFA maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BFA’s relationship with the issuer of the proxy or the dissident shareholder. In certain
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instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.
Copies of the iShares ETFs Proxy Voting Policy, the BlackRock Global Proxy Voting Policies and the BlackRock U.S. Proxy Voting Policies are attached as Appendices A1, A2 and A3, respectively.
Information with respect to how proxies relating to the Funds' portfolio securities were voted during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds' website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, a Fund discloses on its website (www.iShares.com) certain information relating to the portfolio holdings that will form the basis of a Fund’s next net asset value per share calculation.
In addition, certain information may also be made available to certain parties:
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Communications of Data Files: A Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on the www.iShares.com, prior to the opening of trading on each business day, a list of a Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to a Fund to settle purchases of a Fund (i.e. Deposit Securities) or that Authorized Participants would receive from a Fund to settle redemptions of a Fund (i.e. Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on www.iShares.com after the close of markets in the U.S.
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Communications with Authorized Participants and Liquidity Providers: Certain employees of BFA are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities a Fund is willing to accept for a creation, and securities that a Fund will provide on a redemption.
BFA employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling a Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund's current registration statements.
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Communications with Listing Exchanges: From time to time, employees of BFA may discuss portfolio holdings information with the applicable primary listing exchange for a Fund as needed to meet the exchange listing standards.
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Communications with Other Portfolio Managers: Certain information may be provided to employees of BFA who manage funds that invest a significant percentage of their assets in shares of an underlying fund as necessary to manage the fund’s investment objective and strategy.
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Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to www.iShares.com.
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Third-Party Service Providers: Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Funds, auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure, confidentiality agreement or other obligation is in place with such service providers, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Funds, the terms of the current registration statements and federal securities laws and regulations thereunder.
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Liquidity Metrics: “Liquidity Metrics,” which seek to ascertain a Fund’s liquidity profile under BlackRock’s global liquidity risk methodology, include but are not limited to: (a) disclosure regarding the number of days needed to liquidate a portfolio or the portfolio’s underlying investments; and (b) the percentage of a Fund’s NAV invested in a particular liquidity tier under BlackRock’s global liquidity risk methodology. The dissemination of position-level liquidity metrics data and any non-public regulatory data pursuant to the Liquidity Rule (including SEC liquidity tiering) is not permitted unless pre-approved. Disclosure of portfolio-level liquidity metrics prior to 60 calendar days after calendar quarter-end
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requires a non-disclosure or confidentiality agreement and approval of the Trust’s Chief Compliance Officer. Portfolio-level liquidity metrics disclosure subsequent to 60 calendar days after calendar quarter-end requires the approval of portfolio management and must be disclosed to all parties requesting the information if disclosed to any party.
The Trust’s Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Construction and Maintenance of the Underlying Indexes
Descriptions of the Underlying Indexes are provided below.
With respect to certain underlying indexes of the iShares funds, BFA or its affiliates have held discussions with the applicable index provider regarding their business interest in licensing an index to track a particular market segment and conveyed investment concepts and strategies that could be considered for the index. The index provider designed and constituted such indices using concepts conveyed by BFA or its affiliates. For certain of these indices, the relevant fund may be the first or sole user of the underlying index. In its sole discretion, the index provider determines the composition of the securities and other instruments in such underlying index, the rebalance protocols of the underlying index, the weightings of the securities and other instruments in the underlying index, and any updates to the methodology. From time to time, BFA or its affiliates may also provide input relating to possible methodology changes of such underlying index pursuant to the index provider’s consultation process or pursuant to other communications with the index provider.
The Morningstar Index
Morningstar® Global Food Innovation Index
Number of Components: approximately 39
Index Description. The Morningstar Global Food Innovation Index is designed to measure the performance of stocks issued by U.S. and non-U.S. companies that are expected to benefit from creating or using agricultural technologies or innovative food products or services, as determined by Morningstar Indexes or its affiliates (“Morningstar”). The Underlying Index is a subset of the Morningstar Global Markets Index. Morningstar evaluates the constituents based on five-year net profit and revenue projections as a producer or supplier with respect to four themes:
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Agriculture Technology: Solutions that enhance yield, improve efficiency or achieve waste reduction. Business activities may include seeds, yield enhancement, automation, precision agriculture, digital agriculture, environmentally friendly agricultural inputs and animal genetics.
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Alternative Proteins: Food, beverages or ingredients offering protein sourced from non-animal origins. Business activities may include plant-based meat, plant-based dairy, lab-cultured meat, insect-based proteins and mycoproteins.
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Nutritional Innovation and Safety: Technologies that reduce preventable nutrition-related death or disease via innovation or food safety practices. Business activities may include nutrigenomics, brain-body hunger impulse regulation, allergen-free nutrition, food scanners, zoonotic disease mitigation, food safety, diet tracking, and shelf-life extension.
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Sustainable Food Production and Packaging: Sustainable food production practices or sustainable packaging solutions for food and beverages. Business activities may include regenerative agriculture, organic farming, vertical or rooftop farms, land-based aquaculture, biodiverse ocean farming and food waste reduction.
Index Methodology. Securities from the Morningstar Global Markets Index are eligible for inclusion in the Underlying Index based on the following criteria:
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Securities must have at least $2 million in three-month average daily trading volume (“ADTV”) and at least a $300 million free float market capitalization. Current index constituents are eliminated if they have less than $1.5 million in three-month ADTV or less than $200 million free float market capitalization.
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The issuer must be classified by Morningstar as a producer of goods or services related to a theme of the Underlying Index or a supplier of such producers.
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The issuer must have current revenues from at least one theme and, as determined by Morningstar, must be highly likely to experience at least a 5% increase in net profit in aggregate from exposure to at least one theme over the next five years.
Morningstar research analysts estimate the percentage of total revenue that a company will derive over the next five years from its exposure to each theme of the Underlying Index. In making these projections, the research analysts may take into account, among other things, financial statements, historical growth rates, competitive and industry analyses, macroeconomic factors, and news and other data sources. Based on the analysts’ revenue projections, each company is assigned an “exposure score” for each theme as follows:
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Score of 0: Less than 10% of the issuer’s total revenue
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Score of 1: 10-25% of the issuer’s total revenue
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Score of 2: Greater than 25-50% of the issuer’s total revenue
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Score of 3: Greater than 50% of the total revenue of an issuer that is a supplier
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Score of 4: Greater than 50% of the total revenue of an issuer that is a producer
A Morningstar committee reviews the scores assigned by analysts to help ensure internal consistency.
If a company has an exposure score of zero for each theme, it is excluded from the Underlying Index. The remaining potential constituents are designated as Tier 1 or Tier 2 based on their exposure scores. Tier 1 issuers are those with (i) a score of 3 or 4 in any theme; or (ii) an aggregate score (the sum of all exposure scores) of 5 or more; or (iii) a score of 2 in each of at least two themes. Tier 2 includes all qualifying issuers that are not in Tier 1.
Morningstar then ranks the potential constituents and makes selections for the Underlying Index according to the following criteria:
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Preference for Tier 1 constituents over Tier 2
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Higher aggregate exposure score
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Number of themes in which a constituent scores 4
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Number of themes in which a constituent scores 3
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Number of themes in which a constituent scores 2
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Number of themes in which a constituent scores 1
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Preference for current constituents
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Preference for smaller float market capitalization
If there are 50 or more Tier 1 constituents, then all Tier 1 constituents are selected for the Underlying Index. However, if there are fewer than 50 Tier 1 constituents, the shortfall is filled with Tier 2 constituents, and the Underlying Index is capped at 50 constituents. Constituents are float market capitalization-weighted with a 4% cap for individual stocks. The Underlying Index is reconstituted and rebalanced each December. The themes are reviewed annually by Morningstar and are subject to change as they evolve and new themes emerge.
Morningstar’s methodology does not require that at least one company from each of the themes be included in the Underlying Index, nor does it require a minimum number of Tier 1 constituents. In addition, constituents may operate business lines that generate revenues in industries other than those related to the four themes.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. Morningstar uses the country of incorporation of the constituents to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
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The MSCI Indexes
The MSCI indexes were founded in 1969 by Capital International S.A. as international performance benchmarks constructed to facilitate comparison of world markets. The MSCI single country standard equity indexes have covered the world's developed markets since 1969 and in 1987 MSCI commenced coverage of emerging markets.
Local stock exchanges traditionally calculated their own indexes, which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all single country standard equity indexes, both developed and emerging.
MSCI Global Investable Market Indexes
MSCI's Global Investable Market Indexes (the “MSCI GIMI”) provide coverage and non-overlapping market segmentation by market capitalization size and by style. The MSCI GIMI intend to target approximately 99% coverage of the free float-adjusted market capitalization in each market of large-, mid- and small-cap securities. In each market, MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. The Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index are each subsets of the Investable Market Index for a market. The MSCI Global Standard Index is the aggregation of the Large Cap Index and Mid Cap Index and the MSCI GIMI is the aggregation of the MSCI Global Standard Index and MSCI Global Small Cap Index.
Selection Criteria. MSCI's index construction process involves: (i) defining the equity universe; (ii) determining the market investable equity universe for each market; (iii) determining market capitalization size segments for each market; (iv) applying final size segment investability requirements; and (v) applying index continuity rules for the MSCI Global Standard Index.
Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI GIMI. As of June 23, 2022, 23 are classified as developed markets, 24 as emerging markets, and 20 as frontier markets (FM excludes the WFMU, which consists of securities classified in Benin, Senegal, Ivory Coast and Burkina Faso.). All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, ETFs, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. REITs in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country.
Determining the Market Investable Equity Universe for Each Market. The equity universe in any market is derived by applying investability screens to individual companies and securities in that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.
Determining Market Capitalization Size Segments for Each Market. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:
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Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index; and
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Achieving consistent market coverage by ensuring that each market's size segment is represented in its proportional weight in the composite universe.
The Standard Indexes, Large Cap Indexes, Mid Cap Indexes, and Small Cap Indexes capture the following market capitalization size segments:
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MSCI Global Standard Indexes cover all investable large- and mid-cap securities by including the largest issuers comprising approximately 85% of each market’s free float-adjusted market capitalization.
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MSCI Global Large Cap Indexes provide coverage of all investable large-cap securities by including the largest issuers comprising approximately 70% of each market’s free float-adjusted market capitalization.
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MSCI Global Mid Cap Indexes provide coverage in each market by deriving the difference between the market coverage of the MSCI Global Standard Index and the MSCI Global Large Cap Index in that market.
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MSCI Global Small Cap Indexes provide coverage of companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes.
Applying Final Size Segment Investability Requirements. In order to enhance replicability of the indexes, additional size segment investability requirements are set for the MSCI GIMI and MSCI Global Standard Index. These investability requirements include minimum free float-adjusted market capitalization, minimum liquidity, minimum foreign limits and minimum length of trading.
Applying Index Continuity Rules for the Standard Index. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developed market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.
Weighting. All indexes of the MSCI GIMI are free float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price).
Regional Weights. Market capitalization-weighting, combined with a consistent target of approximately 99% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except for developed Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indexes of the European developed markets are derived from the constituents of the MSCI GIMI Europe Index.
Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float; and (ii) limits on share ownership for foreigners.
MSCI calculates the free float-adjusted market capitalization of each security in the equity index universe by (i) defining and estimating the free float available to foreign investors; (ii) assigning a free float-adjustment factor to each security; and (iii) calculating the free float-adjusted market capitalization of each security.
Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float, rounded up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15%, the estimated free float is adjusted to the nearest 1%.
Price and Exchange Rates
Prices. The prices used to calculate all MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.
Exchange Rates. MSCI uses the World Markets/Reuters Closing Spot Rates taken at 4:00 p.m. London time. In case World Markets/Reuters does not provide rates for specific markets on given days (for example, Christmas Day and New Year's Day), the previous business day's rates are normally used. MSCI independently monitors the exchange rates on all its indexes. MSCI may under exceptional circumstances elect to use alternative sources of exchange rates if the World Markets/Reuters rates are not available, or if MSCI determines that the World Markets/Reuters rates are not reflective of market circumstances for a given currency on a particular day. In such circumstances, an announcement would be sent to clients with the related information. If appropriate, MSCI may conduct a consultation with the investment community to gather feedback on the most relevant exchange rate.
Changes to the Indexes. The MSCI GIMI are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects, including: (i) additions to, and deletions from, the indexes; (ii) changes in number of shares; and (iii) changes in inclusion factors as a result of updated free float estimates.
Index maintenance can be described by three broad categories of changes:
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Semi-Annual Index Reviews (“SAIRs”), conducted on a fixed semi-annual timetable that systematically reassess the various dimensions of the equity universe for all markets;
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Quarterly Index Reviews (“QIRs”), aimed at promptly reflecting other significant market events; and
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Ongoing event-related changes, such as mergers, acquisitions, spin-offs, bankruptcies, reorganizations and other similar corporate events, which generally are implemented in the indexes as they occur.
Potential changes in the status of countries (stand-alone, frontier, emerging and developed) follow their own implementation time tables.
MSCI conducts SAIRs generally as of the close of the last business day of May and November. During the SAIRs, MSCI updates the investable equity universe and reassesses size segmentation investability requirements. MSCI also conducts QIRs generally as of the close of the last business day of February and August. During the QIRs, MSCI reflects changes in the index that were not captured at the time of their actual occurrence, but are significant enough to be included before the next SAIR. The results of the SAIR and QIR are generally announced at least ten business days in advance of implementation.
Creation of Sector and Industry Indexes using the Global Industry Classification Standard (GICS®)
All securities in the Global Investable Equity Universe are assigned to the industry that best describes their business activities using the Global Industry Classification Standard (GICS®). The GICS consists of sectors, industry groups, industries and sub-industries. Under the GICS, each company is assigned to one unique sub-industry according to its principal business activity (generally defined as the business activity that generates 60% or more of the company’s revenues). Narrower indexes may be derived based on industry classification, and may contain securities belonging to specific sectors, industry groups, industries, sub-industries or a combination thereof.
MSCI 25/50 Indexes
Each of the MSCI 25/50 Indexes (the “25/50 Indexes”) is a sub-index of either an MSCI Global Standard Index or an MSCI GIMI. Their construction reflects the diversification requirements applicable to RICs pursuant to Subchapter M of the Internal Revenue Code. MSCI uses the concept of “group entities” for the concentration limits of the capping methodologies in the 25/50 Indexes. A group entity is a group of companies that operate as an affiliated corporate group but may separately issue listed securities. To determine “group entities,” MSCI analyzes financial accounts of listed companies holding stakes of 20% or more in other listed companies to determine whether these stakes are controlling in nature. In certain cases, even in the absence of consolidated accounts, MSCI may also consider two companies as belonging to the same group entity where there is reasonable evidence of control based on other information. The 25/50 Indexes are free float-adjusted market capitalization-weighted indexes with a capping methodology applied to group entity weights so that no single group entity exceeds 25% of index weight, and all group entities with a weight above 5% do not cumulatively exceed 50% of the index weight. A buffer of 10% of the value of each of these caps is used in order to reduce the risk of noncompliance due to short term market movements between rebalances. As a result, at the point of constructing or rebalancing the 25/50 Indexes, the weight of any single group entity cannot exceed 22.5% of the index weight and all group entities with weight above 4.5% cannot exceed 45% of the index weight. A software application called the Barra Optimizer is utilized to calculate the capped index weights through an optimization function which is aimed at minimizing index turnover, tracking error and extreme deviation from the uncapped index.
MSCI All Ireland Capped Index
Number of Components: approximately 24
Index Description. The MSCI All Ireland Capped Index is a free float-adjusted market capitalization-weighted index that aims to reflect the performance of securities of companies that: (i) are classified in Ireland according to the MSCI Global Investable Market Index Methodology; (ii) are not classified in Ireland according to the MSCI Global Investable Market Index Methodology but are either headquartered or listed in Ireland and carry out the majority of their operations in Ireland, as defined by MSCI; or (iii) have economic exposure greater than 10% to Ireland, as defined by MSCI, where the criteria outlined in (i) and (ii) do not result in the target number of securities and issuers. The Index Provider generally applies a capping methodology to the Underlying Index so that no single issuer exceeds 25% of the Underlying Index weight, and all issuers with a weight above 5% do not cumulatively exceed 50% of the Underlying Index weight. However, this capping methodology does not apply to constituents that (1) are not classified as a Large, Mid or Small Capitalization securities as per the MSCI Global Investment Market Index Methodology and either (2) have a 3-month annual traded value ratio (“ATVR”)
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less than or equal to 20% or (3) have a market capitalization lower than the size-segment cutoff of the MSCI Ireland IMI. ATVR is a measure of traded value in a security as a proportion of its free float-adjusted market capitalization. Constituents that meet the first criteria, along with either the second or the third criteria, are represented at their weight in the MSCI All Ireland Index.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI Denmark IMI 25/50 Index
Number of Components: approximately 49
Index Description. The MSCI Denmark IMI 25/50 Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the equity market in Denmark. The Underlying Index is rebalanced quarterly using an optimization process that aims to minimize the constituent weight differences between the Underlying Index and the MSCI Denmark Index. The Underlying Index uses a capping methodology that limits the weight of any single “group entity” (constituents that MSCI determines have a control relationship) to a maximum of 25% of the Underlying Index weight, and the sum of all group entities with a weight above 5% to an aggregate of 50% of the Underlying Index weight. A group entity is a group of companies that operate as an affiliated corporate group but may separately issue listed securities. To determine “group entities,” MSCI analyzes financial accounts of listed companies holding stakes of 20% or more in other listed companies to determine whether these stakes are controlling in nature. In certain cases, even in the absence of consolidated accounts, MSCI may also consider two companies as belonging to the same group entity where there is reasonable evidence of control based on other information. All group entities are reviewed on an annual basis.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI EAFE Choice ESG Screened Index
Number of Components: approximately 540
Index Description. The MSCI EAFE Choice ESG Screened Index is a free float-adjusted market capitalization-weighted index that is designed to reflect the equity performance of large- and mid-capitalization developed market companies, excluding the U.S. and Canada, with favorable environmental, social and governance (“ESG”) ratings (as determined by MSCI ESG Research LLC) while applying extensive screens, including a focus on removing fossil fuel exposure. MSCI begins with the MSCI EAFE Index and selects companies with favorable ESG ratings while excluding:
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All companies that derive 5% or more aggregate revenue from the production, distribution and retail, and all companies that produce, direct, or publish adult entertainment materials that fall into the following categories: producer of X-rated films, pay-per-view programming or channels, sexually explicit video games, books or magazines with adult content, live entertainment of an adult nature, and adults-only material on the internet;
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All companies deriving 5% or more revenue from the manufacture of alcoholic products, all companies classified as a “producer” that derive $500 million or more in revenue from manufacturing, distributing, retailing, licensing, and supplying alcoholic products, and all companies deriving 15% or more aggregate revenue from the manufacture, distribution, retailing, licensing, and supply of alcoholic products;
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All companies deriving 5% or more revenue from ownership or operation of gambling facilities such as casinos, racetracks, bingo parlors, or other betting establishments, all companies classified as involved in “operations” that derive $500 million or more in revenue from ownership or operation of gambling facilities, provision of key products or services fundamental to gambling operations, and licensing of gambling products, and all companies deriving 15% or more
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aggregate revenue from ownership or operation of gambling facilities, provision of key products or services fundamental to gambling operations, and licensing of gambling products;
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All companies that manufacture tobacco products, such as cigars, blunts, cigarettes, e-cigarettes, inhalers, beedis, kreteks, smokeless tobacco, snuff, snus, dissolvable and chewing tobacco (including companies that grow or process raw tobacco leaves), and all companies deriving 5% or more aggregate revenue from the manufacture, distribution, retailing, licensing, and supply of tobacco products;
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All companies deriving revenue from genetically modifying plants, such as seeds and crops, and other organisms intended for agricultural use or human consumption;
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All companies with any tie to “controversial weapons” (cluster munitions, landmines, depleted uranium weapons, biological/chemical weapons, blinding lasers, non-detectable fragments and incendiary weapons), as defined by MSCI;
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All companies that manufacture nuclear warheads and/or whole nuclear missiles (including assembly and integration of warhead and missile body, as well as companies with contracts to operate/manage government-owned facilities that manufacture nuclear warheads and missiles), all companies that manufacture components that were developed or are significantly modified for exclusive use in nuclear weapons (warheads and missiles) (including companies with contracts to operate/manage government-owned facilities that manufacture components for nuclear warheads and missiles), all companies that manufacture or assemble delivery platforms that were developed or significantly modified for the exclusive delivery of nuclear weapons, all companies that provide auxiliary services related to nuclear weapons (such as repairing and maintaining nuclear weapons, providing overhaul and upgrade services, stockpiling and stewardship, R&D work, testing and simulations, etc.) (including companies with contracts to operate/manage government-owned facilities that conduct R&D, testing, simulations, and other essential sciences on nuclear weapons), all companies that manufacture components that were not developed or not significantly modified for exclusive use in nuclear weapons (warheads and missiles) but can be used in nuclear weapons, all companies that manufacture or assemble delivery platforms that were not developed or not significantly modified for the exclusive delivery of nuclear weapons but have the capability to deliver nuclear weapons, and all companies that manufacture components for nuclear-exclusive delivery platforms;
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All companies that manufacture firearms and small arms ammunitions for civilian markets (but not including companies that cater to the military, government, and law enforcement markets), all companies deriving 5% or more aggregate revenue from the production and distribution (wholesale or retail) of firearms or small arms ammunition intended for civilian use, and all companies deriving $20 million or more revenue from the production and distribution (wholesale or retail) of firearms or small arms ammunition intended for civilian use;
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All companies deriving 5% or more revenue from the production of conventional weapons and components, all companies deriving 10% or more aggregate revenue from weapons systems, components, and support systems and services for conventional weapons;
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All companies deriving 50% or more revenue from involvement in the operation of “for profit prisons” (also known as “private prisons”) or the provision of integral services to these types of facilities;
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All companies deriving 5% or more revenue from products and services associated with certain controversial lending practices;
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All companies deriving revenue from cultivating oil palm trees and harvesting fresh fruit bunches (FFBs) used to produce palm oil products, or 5% or more revenue from distributing palm oil products, such as crude palm oil, crude palm kernel oil, refined, bleached, and/or deodorized palm oil and palm kernel oil (however, companies that have 75% or more of their palm oil holdings or estates certified by the Roundtable on Sustainable Palm Oil are added back in);
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All companies that own or operate nuclear power plants, own or operate active uranium mines, are involved in uranium enrichment and processing, are involved in the design and engineering of nuclear power reactors, or derive 15% or more aggregate revenue from ownership or operation of nuclear power plants and supply of key nuclear-specific products or services (however, companies that derive 50% or more revenue from products, services, or infrastructure projects supporting the development or delivery of renewable energy and alternative fuels are added back in); and
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All companies with an industry tie to fossil fuels (thermal coal, oil and gas) - in particular, reserve ownership, related revenues and power generation, but not including companies providing evidence of owning metallurgical coal reserves (however, all companies that derive 50% or more revenue from products, services, or infrastructure projects supporting the development or delivery of renewable energy and alternative fuels, but that do not have an industry tie to thermal
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coal (i.e., reserve ownership, production, and power generation), an industry tie to oil sands (i.e., reserve ownership and production activities), or evidence of owning fossil fuel reserves used most likely for energy applications are added back in).
Additionally, MSCI excludes companies involved in very serious business controversies.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI EAFE Extended ESG Focus Index
Number of Components: approximately 448
Index Description. The MSCI EAFE Extended ESG Focus Index is an optimized index that is designed to reflect the equity performance of developed market companies (excluding the U.S. and Canada)that have favorable ESG characteristics, which exhibit risk and return characteristics similar to the MSCI EAFE Index. The index is constructed by selecting constituents from the MSCI EAFE Index, the parent index, through an optimization process that aims to maximize exposure to ESG factors, subject to a target tracking error constraint of 50 basis points relative to the parent index. The Fund’s Index Provider begins with the parent index and excludes securities of companies involved in the business of tobacco, companies involved with controversial weapons, producers and retailers of civilian firearms, and companies involved in certain fossil fuels-related activity such as the production of thermal coal, thermal coal-based power generation and extraction of oil sands based on revenue or percentage of revenue thresholds for certain categories (e.g., $20 million or 5%) and categorical exclusions for others (e.g., controversial weapons). The Index Provider also excludes companies involved in very severe business controversies (in each case as determined by the Index Provider), and then follows a quantitative process that is designed to determine optimal weights for securities to maximize exposure to securities of companies with higher ESG ratings, subject to maintaining risk and return characteristics similar to the parent index. For each industry, the Index Provider identifies key ESG issues that can lead to unexpected costs for companies in the medium to long term. The Index Provider then calculates the size of each company’s exposure to each key issue based on the company’s business segment and geographic risk and analyzes the extent to which companies have developed robust strategies and programs to manage ESG risks and opportunities. Using a sector-specific key issue weighting model, companies are rated and ranked in comparison to their industry peers.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI Finland IMI 25/50 Index
Number of Components: approximately 46
Index Description. The MSCI Finland IMI 25/50 Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the equity market in Finland. The Underlying Index is rebalanced quarterly using an optimization process that aims to minimize the constituent weight differences between the Underlying Index and the MSCI Finland Index. The Underlying Index uses a capping methodology that limits the weight of any single “group entity” (constituents that MSCI determines have a control relationship) to a maximum of 25% of the Underlying Index weight, and the sum of all group entities with a weight above 5% to an aggregate of 50% of the Underlying Index weight. A group entity is a group of companies that operate as an affiliated corporate group but may separately issue listed securities. To determine “group entities,” MSCI analyzes financial accounts of listed companies holding stakes of 20% or more in other listed companies to determine whether these stakes are controlling in nature. In certain cases, even in the absence of consolidated accounts,
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MSCI may also consider two companies as belonging to the same group entity where there is reasonable evidence of control based on other information. All group entities are reviewed on an annual basis.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI Germany Small Cap Index
Number of Components: approximately 116
Index Description. The MSCI Germany Small Cap Index is a free float-adjusted market capitalization-weighted index that is designed to primarily measure the performance of equity securities of small capitalization companies in the German securities market. Free-float market capitalization is calculated by taking the security's price and multiplying it by the number of shares readily available in the market rather than the total number of shares outstanding.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI Indonesia IMI 25/50 Index
Number of Components: approximately 82
Index Description. The MSCI Indonesia IMI 25/50 Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the equity market in Indonesia. The Underlying Index is a free float-adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer exceeds 25% of the Underlying Index weight and all issuers with a weight above 5% do not, in the aggregate, exceed 50% of the Underlying Index weight. The Underlying Index covers approximately 99% of the free float-adjusted market capitalization in Indonesia.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI Japan Value Index (USD)
Number of Components: approximately 137
Index Description. The MSCI Japan Value Index is a subset of the MSCI Japan Index. The Underlying Index targets approximately 50% coverage of the free float-adjusted market capitalization of the MSCI Japan Index and consists of securities that generally tend to have higher value characteristics i.e. higher book value to price ratio, 12-month forward earnings to price ratio and dividend yield. Each security is evaluated based on certain value factors and growth factors, which are then used to calculate a growth score and value score. Based upon these two scores, MSCI determines the extent to which each security is assigned to the value or growth style. It is possible for a single security to have representation in both the value and growth style indexes; however, no more than 100% of a security’s float-adjusted market capitalization will be included within the combined style framework.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating
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the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI New Zealand IMI 25/50 Index
Number of Components: approximately 23
Index Description. The MSCI New Zealand IMI 25/50 Index is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of the large-, mid- and small-capitalization segments of the equity market in New Zealand. The constituents of the Underlying Index cover approximately [99]% of the free float-adjusted market capitalization in New Zealand. A capping methodology is applied so that no single issuer exceeds 25% of index weight, and all issuers with a weight above 5% do not cumulatively exceed 50% of the index weight.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI Norway IMI 25/50 Index
Number of Components: approximately 68
Index Description. The MSCI Norway IMI 25/50 Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the equity market in Norway. The Underlying Index is rebalanced quarterly using an optimization process that aims to minimize the constituent weight differences between the Underlying Index and the MSCI Norway Index. The Underlying Index uses a capping methodology that limits the weight of any single “group entity” (constituents that MSCI determines have a control relationship) to a maximum of 25% of the Underlying Index weight, and the sum of all group entities with a weight above 5% to an aggregate of 50% of the Underlying Index weight. A group entity is a group of companies that operate as an affiliated corporate group but may separately issue listed securities. To determine “group entities,” MSCI analyzes financial accounts of listed companies holding stakes of 20% or more in other listed companies to determine whether these stakes are controlling in nature. In certain cases, even in the absence of consolidated accounts, MSCI may also consider two companies as belonging to the same group entity where there is reasonable evidence of control based on other information. All group entities are reviewed on an annual basis.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI Philippines IMI 25/50 Index
Number of Components: approximately 44
Index Description. The MSCI Philippines IMI 25/50 Index is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of the large-, mid- and small-capitalization segments of the equity market in the Philippines. The Underlying Index is rebalanced quarterly using an optimization process that aims to minimize the constituent weight differences between the Underlying Index and the MSCI Philippines Index. The Underlying Index uses a capping methodology that limits the weight of any single “group entity” (constituents that MSCI determines have a control relationship) to a maximum of 25% of the Underlying Index weight, and the sum of all group entities with a weight above 5% to an aggregate of 50% of the Underlying Index weight. A group entity is a group of companies that operate as an affiliated corporate group but may separately issue listed securities. To determine “group entities,” MSCI analyzes financial accounts of listed companies holding stakes of 20% or more in other listed companies to determine whether these stakes are controlling
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in nature. In certain cases, even in the absence of consolidated accounts, MSCI may also consider two companies as belonging to the same group entity where there is reasonable evidence of control based on other information. All group entities are reviewed on an annual basis.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI Poland IMI 25/50 Index
Number of Components: approximately 34
Index Description. The MSCI Poland IMI 25/50 Index is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of the large-, mid- and small-capitalization segments of the equity market in Poland. The Underlying Index is rebalanced quarterly using an optimization process that aims to minimize the constituent weight differences between the Underlying Index and the MSCI Poland Index. The Underlying Index uses a capping methodology that limits the weight of any single “group entity” (constituents that MSCI determines have a control relationship) to a maximum of 25% of the Underlying Index weight, and the sum of all group entities with a weight above 5% to an aggregate of 50% of the Underlying Index weight. A group entity is a group of companies that operate as an affiliated corporate group but may separately issue listed securities. To determine “group entities,” MSCI analyzes financial accounts of listed companies holding stakes of 20% or more in other listed companies to determine whether these stakes are controlling in nature. In certain cases, even in the absence of consolidated accounts, MSCI may also consider two companies as belonging to the same group entity where there is reasonable evidence of control based on other information. All group entities are reviewed on an annual basis.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI United Kingdom Index
Number of Components: approximately 82
Index Description. The MSCI United Kingdom Index is designed to measure the performance of the large- and mid-capitalization segments of the U.K. market.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI United Kingdom Small Cap Index
Number of Components: approximately 273
Index Description. The MSCI United Kingdom Small Cap Index is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of equity securities of small capitalization companies in the U.K. securities market. Free-float market capitalization is calculated by taking the security's price and multiplying it by the number of shares readily available in the market rather than the total number of shares outstanding.
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Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI USA Choice ESG Screened Index
Number of Components: approximately 354
Index Description. The MSCI USA Choice ESG Screened Index is a free float-adjusted market capitalization-weighted index that is designed to reflect the equity performance of large- and mid-capitalization U.S. companies with favorable ESG ratings (as determined by MSCI ESG Research LLC) while applying extensive screens, including a focus on removing fossil fuel exposure. MSCI begins with the MSCI Emerging Markets Index and selects companies with favorable ESG ratings while excluding:
•
All companies that derive 5% or more aggregate revenue from the production, distribution and retail, and all companies that produce, direct, or publish adult entertainment materials that fall into the following categories: producer of X-rated films, pay-per-view programming or channels, sexually explicit video games, books or magazines with adult content, live entertainment of an adult nature, and adults-only material on the internet;
•
All companies deriving 5% or more revenue from the manufacture of alcoholic products, all companies classified as a “producer” that derive $500 million or more in revenue from manufacturing, distributing, retailing, licensing, and supplying alcoholic products, and all companies deriving 15% or more aggregate revenue from the manufacture, distribution, retailing, licensing, and supply of alcoholic products;
•
All companies deriving 5% or more revenue from ownership or operation of gambling facilities such as casinos, racetracks, bingo parlors, or other betting establishments, all companies classified as involved in “operations” that derive $500 million or more in revenue from ownership or operation of gambling facilities, provision of key products or services fundamental to gambling operations, and licensing of gambling products, and all companies deriving 15% or more aggregate revenue from ownership or operation of gambling facilities, provision of key products or services fundamental to gambling operations, and licensing of gambling products;
•
All companies that manufacture tobacco products, such as cigars, blunts, cigarettes, e-cigarettes, inhalers, beedis, kreteks, smokeless tobacco, snuff, snus, dissolvable and chewing tobacco (including companies that grow or process raw tobacco leaves), and all companies deriving 5% or more aggregate revenue from the manufacture, distribution, retailing, licensing, and supply of tobacco products;
•
All companies deriving revenue from genetically modifying plants, such as seeds and crops, and other organisms intended for agricultural use or human consumption;
•
All companies with any tie to “controversial weapons” (cluster munitions, landmines, depleted uranium weapons, biological/chemical weapons, blinding lasers, non-detectable fragments and incendiary weapons), as defined by MSCI;
•
All companies that manufacture nuclear warheads and/or whole nuclear missiles (including assembly and integration of warhead and missile body, as well as companies with contracts to operate/manage government-owned facilities that manufacture nuclear warheads and missiles), all companies that manufacture components that were developed or are significantly modified for exclusive use in nuclear weapons (warheads and missiles) (including companies with contracts to operate/manage government-owned facilities that manufacture components for nuclear warheads and missiles), all companies that manufacture or assemble delivery platforms that were developed or significantly modified for the exclusive delivery of nuclear weapons, all companies that provide auxiliary services related to nuclear weapons (such as repairing and maintaining nuclear weapons, providing overhaul and upgrade services, stockpiling and stewardship, R&D work, testing and simulations, etc.) (including companies with contracts to operate/manage government-owned facilities that conduct R&D, testing, simulations, and other essential sciences on nuclear weapons), all companies that manufacture components that were not developed or not significantly modified for exclusive use in nuclear weapons (warheads and missiles) but can be used in nuclear weapons, all companies that manufacture or assemble delivery platforms that were not developed or not significantly modified for the exclusive delivery of nuclear weapons but have the capability to deliver nuclear weapons, and all companies that manufacture components for nuclear-exclusive delivery platforms;
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•
All companies that manufacture firearms and small arms ammunitions for civilian markets (but not including companies that cater to the military, government, and law enforcement markets), all companies deriving 5% or more aggregate revenue from the production and distribution (wholesale or retail) of firearms or small arms ammunition intended for civilian use, and all companies deriving $20 million or more revenue from the production and distribution (wholesale or retail) of firearms or small arms ammunition intended for civilian use;
•
All companies deriving 5% or more revenue from the production of conventional weapons and components, all companies deriving 10% or more aggregate revenue from weapons systems, components, and support systems and services for conventional weapons;
•
All companies deriving 50% or more revenue from involvement in the operation of “for profit prisons” (also known as “private prisons”) or the provision of integral services to these types of facilities;
•
All companies deriving 5% or more revenue from products and services associated with certain controversial lending practices;
•
All companies deriving revenue from cultivating oil palm trees and harvesting fresh fruit bunches (FFBs) used to produce palm oil products, or 5% or more revenue from distributing palm oil products, such as crude palm oil, crude palm kernel oil, refined, bleached, and/or deodorized palm oil and palm kernel oil (however, companies that have 75% or more of their palm oil holdings or estates certified by the Roundtable on Sustainable Palm Oil are added back in);
•
All companies that own or operate nuclear power plants, own or operate active uranium mines, are involved in uranium enrichment and processing, are involved in the design and engineering of nuclear power reactors, or derive 15% or more aggregate revenue from ownership or operation of nuclear power plants and supply of key nuclear-specific products or services (however, companies that derive 50% or more revenue from products, services, or infrastructure projects supporting the development or delivery of renewable energy and alternative fuels are added back in); and
•
All companies with an industry tie to fossil fuels (thermal coal, oil and gas) - in particular, reserve ownership, related revenues and power generation, but not including companies providing evidence of owning metallurgical coal reserves (however, all companies that derive 50% or more revenue from products, services, or infrastructure projects supporting the development or delivery of renewable energy and alternative fuels, but that do not have an industry tie to thermal coal (i.e., reserve ownership, production, and power generation), an industry tie to oil sands (i.e., reserve ownership and production activities), or evidence of owning fossil fuel reserves used most likely for energy applications are added back in).
Additionally, MSCI excludes companies involved in very serious business controversies.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with gross dividends reinvested. The use of gross dividends reflects the assumed reinvestment of the entire dividend distributed to holders of the underlying stock, without any adjustment for taxes or withholding. The Underlying Index is rebalanced on a quarterly basis coinciding with the regular Index Reviews of the MSCI Global Investable Market Indexes.
MSCI USA Climate Paris Aligned Benchmark Extended Select Index
Number of Components: approximately 305
Index Description. The MSCI USA Climate Paris Aligned Benchmark Extended Select Index is an optimized equity index designed to reflect the performance characteristics of a subset of U.S. large- and mid-capitalization equity securities within the MSCI USA Index. The components of the Underlying Index are selected and weighted so that, in the aggregate, the portfolio is compatible with the objectives of the Paris Agreement by following a decarbonization trajectory, reducing exposure to climate-related transition and physical risks and increasing exposure to companies favorably positioned for the transition to a low-carbon economy.
The Underlying Index aims to meet or exceed the minimum requirements for a “Paris-Aligned Benchmark” (“PAB”) under the European Union’s Low Carbon Benchmark Regulation. PABs are designed to align with the principal objective of the Paris Agreement, which is to limit global warming in this century to well below 2 degrees Celsius, preferably to 1.5 degrees Celsius, above pre-industrial levels. Providers of PABs must use the 1.5 degrees Celsius scenario (with no or limited overshoot, i.e., a temporary rise above 1.5 degrees Celsius) as the reference temperature scenario to design the index methodology.
The Index Provider begins with the MSCI USA Index and excludes the securities of issuers that it identifies as being involved in any of the business activities summarized below:
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•
Producing tobacco; deriving 5% or more aggregate revenue from the production, distribution, retail and supply of tobacco-related products; or owning at least 20% of, or being at least 50% owned by, a tobacco company.
•
Producing cluster bombs, landmines, depleted uranium, chemical or biological weapons, blinding laser weapons, non-detectable fragments or incendiary weapons; producing key components of cluster bombs, landmines, depleted uranium weapons, or chemical or biological weapons; owning 20% or more (50% for financial companies) of a weapons or components producer; or being 50% or more owned by a company involved in weapons or components production.
•
Manufacturing of the following, regardless of whether intended for exclusive use in nuclear weapons: nuclear warheads, whole nuclear missiles, nuclear weapon delivery systems or components, or providing auxiliary services related to nuclear weapons.
•
Producing firearms or small arms ammunitions for civilian markets or deriving 5% or more revenue, or $20 million or more revenue, from the production or distribution (wholesale or retail) of such firearms or ammunition.
•
Deriving 1% or more revenue from thermal coal mining or sales to external parties, but excluding all revenue from metallurgical coal, coal mined for internal power generation, intra-company sales of mined thermal coal and coal trading.
•
Deriving 10% or more revenue from oil- or gas-related activities, including distribution, equipment, production, transportation or refining, but excluding biofuel production, sales and trading.
•
Deriving 50% or more revenue from power generation based on thermal coal, liquid fuel or natural gas.
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Deriving 5% or more revenue from oil sands extraction.
In addition, the Index Provider excludes companies that it determines are involved in “very severe” controversies related to the ESG impact of the company’s operations and/or products and services. The Index Provider defines a controversy as an instance or ongoing situation in which company operations and/or products allegedly have a negative ESG impact, including alleged violations of laws, regulations or accepted international norms. To evaluate ESG controversies, the Index Provider monitors across five categories of ESG impact – environment, human rights and communities, labor rights and supply chain, customers and governance – and 28 sub-categories. Companies that are involved in severe or very severe environmental controversies, as determined by the Index Provider, are also excluded. Environmental controversies can relate to, among other things, toxic emissions and waste, water stress, biodiversity and supply chain management.
The Index Provider then refines the set of remaining securities by applying a number of sustainability-related constraints. In order to meet or exceed the minimum requirements for PABs, the Index Provider targets the following index-level constraints at each semi-annual rebalancing: (a) at least a 50% reduction in greenhouse gas (“GHG”) intensity compared with the MSCI USA Index, taking into account issuers’ Scope 1, 2 and 3 emissions (i.e., direct emissions from sources that an issuer owns or controls and indirect emissions from the purchase of energy and a company’s value chain); (b) at least a 10% year-over-year reduction in the GHG intensity (or decarbonization rate) of the Underlying Index itself; and (c) a level of exposure to sectors with a high impact on climate change (i.e., those sectors that are key to the low carbon transition) that is not less than the exposure in the MSCI USA Index, to ensure that such sectors are not underweighted in the Underlying Index.
In addition, each of the following index-level constraints related to sustainability is applied in constructing the Underlying Index and at each semi-annual rebalancing:
•
At least a 20% increase, relative to the MSCI USA Index, in the aggregate weight of companies that publish emissions reduction targets, that publish their annual emissions levels or that have reduced their GHG intensity by at least 7% over each of the last three years.
•
At least a 50% reduction, relative to the MSCI USA Index, in overall weighted average potential carbon intensity, generally assessed based on emissions that could be generated if the proven and probable fossil fuel reserves owned by the companies in the portfolio were burned. For newly added index constituents where data is not yet available, the Index Provider uses zero fossil fuel reserves.
•
At least a 50% reduction, relative to the MSCI USA Index, in overall exposure to physical risk arising from extreme weather events.
•
At least a 10% increase, relative to the MSCI USA Index, in the aggregate “low carbon transition” (“LCT”) score, which at the constituent level measures a company’s exposure to and management of risks and opportunities
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related to the low carbon transition. The target increase would result in a lower overall exposure to companies facing transition-related risks and/or a higher overall exposure to companies that may have transition-related opportunities.
•
At least a 100% increase, relative to the MSCI USA Index, in overall exposure to “green revenue,” defined as the cumulative revenue from alternative energy, energy efficiency, sustainable water, green building, pollution prevention and sustainable agriculture.
•
A ratio of weighted average green revenue to weighted average “brown revenue” that is at least four times that of the MSCI USA Index, with “brown revenue” defined as revenue from the mining of thermal coal or its sale to external parties; the extraction, production or refining of conventional and unconventional oil and gas; and power generation based on thermal coal, liquid fuel or natural gas.
At each semi-annual index rebalancing, the Index Provider applies constituent-level constraints that aim to ensure replicability and investability, including the following: (a) an index constituent’s weight is restricted to the lower of +/- 2% or 20 times the constituent’s weight in the MSCI USA Index; (b) an index constituent’s minimum weight is 0.01%; (c) the sector weights of the Underlying Index do not deviate more than +/- 5% from those of the MSCI USA Index; and (d) the one-way turnover of the Underlying Index is capped at 5%.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with gross dividends reinvested. The use of gross dividends reflects the assumed reinvestment of the entire dividend distributed to holders of the underlying stock, without any adjustment for taxes or withholding. The Underlying Index is rebalanced on a semi-annual basis, as of the close of the last business day of May and November, coinciding with the May and November Semi Annual Index Review of the MSCI Global Investable Market Indexes.
MSCI USA Extended ESG Focus Index
Number of Components: approximately 307
Index Description. The MSCI USA Extended ESG Focus Index is designed to maximize exposure to favorable ESG characteristics while exhibiting risk and return characteristics similar to those of the MSCI USA Index, the parent index. The Underlying Index is constructed by selecting constituents from the parent index through an optimization process that aims to maximize exposure to ESG factors for a target tracking error constraint of 50 basis points relative to the parent index. The Fund’s Index Provider begins with the parent index and excludes securities of companies involved in the business of tobacco, companies involved with controversial weapons, producers and retailers of civilian firearms, and companies involved in certain fossil fuels-related activity such as the production of thermal coal, thermal coal-based power generation and extraction of oil sands based on revenue or percentage of revenue thresholds for certain categories (e.g., $20 million or 5%) and categorical exclusions for others (e.g., controversial weapons). The Index Provider also excludes companies involved in very severe business controversies (in each case as determined by the Index Provider), and then follows a quantitative process that is designed to determine optimal weights for securities to maximize exposure to securities of companies with higher ESG ratings, subject to maintaining risk and return characteristics similar to those of the parent index. For each industry, the Index Provider identifies key ESG issues that can lead to unexpected costs for companies in the medium- to long-term. The Index Provider then calculates the size of each company’s exposure to each key issue based on the company’s business segment and geographic risk and analyzes the extent to which companies have developed robust strategies and programs to manage ESG risks and opportunities. Using a sector-specific key issue weighting model, companies are rated and ranked in comparison to their industry peers.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with gross dividends reinvested. The use of gross dividends reflects the assumed reinvestment of the entire dividend distributed to holders of the underlying stock, without any adjustment for taxes or withholding. The Underlying Index is rebalanced on a quarterly basis coinciding with the regular Index Reviews of the MSCI Global Investable Market Indexes.
MSCI USA Extended ESG Leaders Index
Number of Components: approximately 278
Index Description. The MSCI USA Extended ESG Leaders Index is designed to reflect the equity performance of U.S. companies that have favorable ESG characteristics (as determined by the Index Provider). The Underlying Index is constructed by selecting constituents from the parent index that aims to include securities of companies with the highest
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ESG ratings, as determined by the Index Provider, representing 50% of the market capitalization in each sector of the parent index. The Fund’s Index Provider begins with the parent index and excludes securities of companies involved in the business of tobacco, alcohol, gambling, nuclear power, thermal coal and unconventional oil and gas businesses (e.g., thermal coal extraction and generation or oil sands extraction) companies involved with conventional and controversial weapons, producers and major retailers of civilian firearms, as well as companies involved in very severe business controversies. The Index Provider defines a controversy as an instance or ongoing situation in which company operations and/or products allegedly have a negative environmental, social and/or governance impact. Each controversy case is assessed for the severity of its impact on society. The Index Provider generally classifies companies as “involved” in a particular business based on revenue or percentage of revenue thresholds (e.g., $1 billion or 50%) for certain products and activities in an excluded industry. The securities of certain companies may be excluded regardless of revenue measures (e.g., all companies involved in the manufacturing of nuclear weapons are excluded). The Index Provider then follows a quantitative process that is designed to determine optimal weights for securities to maximize exposure to securities of companies with higher ESG ratings, subject to maintaining 50% of the free float-adjusted market capitalization within each sector of the parent index. In order to evaluate a security’s ESG rating for a given sector, the Index Provider identifies key ESG issues that can lead to unexpected costs for companies in the medium- to long-term. The Index Provider then calculates the size of each company’s exposure to each key issue based on the company’s business segment and geographic risk and analyzes the extent to which companies have developed robust strategies and programs to manage ESG risks and opportunities. Using a sector-specific key issue weighting model, companies are rated and ranked in comparison to their industry peers. Because ESG ratings are calculated in comparison to a company’s sector peers, securities in one sector may have a lower average ESG rating than securities in another sector.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with gross dividends reinvested. The use of gross dividends reflects the assumed reinvestment of the entire dividend distributed to holders of the underlying stock, without any adjustment for taxes or withholding. The Underlying Index is rebalanced on a quarterly basis coinciding with the regular Index Reviews of the MSCI Global Investable Market Indexes.
MSCI USA Small Cap Extended ESG Focus Index
Number of Components: approximately 994
Index Description. The Underlying Index, the MSCI USA Small Cap Extended ESG Focus Index, is designed to produce investment results comparable to the MSCI USA Small Cap Index, the parent index, while reflecting a higher allocation than that of the parent index to U.S. small-capitalization companies with favorable ESG profiles. The Underlying Index is constructed by selecting constituents from the parent index through an optimization process that aims to maximize exposure to ESG factors subject to a target tracking error constraint of 50 basis points relative to the parent index. In constructing the Underlying Index, the Fund’s index provider begins with the parent index and excludes securities of companies involved in the business of tobacco, companies involved with controversial weapons, producers and retailers of civilian firearms, and companies involved in certain fossil fuels-related activity such as the production of thermal coal, thermal coal-based power generation and extraction of oil sands based on revenue or percentage of revenue thresholds for certain categories (e.g., $20 million or 5%) and categorical exclusions for others (e.g., controversial weapons). The Index Provider also excludes companies involved in very severe business controversies (in each case as determined by the index provider). The index provider identifies key ESG controversies, including, among other things, issues involving: (i) the environment (e.g., biodiversity and land use, toxic emissions and waste, energy and climate change, water stress, nonhazardous operational waste, and supply chain management); (ii) human rights and communities (e.g., impact on local communities, human rights concerns, and civil liberties); (iii) labor rights and supply chains (e.g., child labor, collective bargaining and union, health and safety, discrimination and workforce diversity, and labor management relations); (iv) customers (e.g., anti-competitive practices, customer relations, privacy and data security, product safety and quality, and marketing and advertising); and (v) governance (e.g., bribery and fraud, governance structures, and controversial investments). The index provider then rates each company’s exposure to these ESG issues and evaluates the extent to which the company has created strategies and programs to manage ESG risks and opportunities. Companies are scored by the index provider based on both their risk exposure and risk management, and then ranked in comparison to their industry peers. The index provider then follows a quantitative process that is designed to determine optimal weights for securities in the Underlying Index to maximize exposure to companies with higher ESG ratings, subject to maintaining risk and return characteristics similar to those of the parent index. Optimization is a quantitative process that considers the market
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capitalization weights from the parent index, ESG scores and additional constraints, including constraints around predicted tracking error, constituent weights, sector weights, and risk aversion, to select and weight the constituents of the Underlying Index.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with gross dividends reinvested. The use of gross dividends reflects the assumed reinvestment of the entire dividend distributed to holders of the underlying stock, without any adjustment for taxes or withholding. The Underlying Index is rebalanced on a quarterly basis coinciding with the regular Index Reviews of the MSCI Global Investable Market Indexes.
Additional Information. “MSCI,” MSCI All Ireland Capped Index, MSCI Denmark IMI 25/50 Index, MSCI EAFE Choice ESG Screened Index, MSCI EAFE Extended ESG Focus Index, MSCI EAFE Index, MSCI Finland IMI 25/50 Index, MSCI Germany Small Cap Index, MSCI Indonesia IMI 25/50 Index, MSCI Japan Value Index (USD), MSCI New Zealand IMI 25/50 Index, MSCI Norway IMI 25/50 Index, MSCI Philippines IMI 25/50 Index, MSCI Poland IMI 25/50 Index, MSCI United Kingdom Index, MSCI United Kingdom Small Cap Index, MSCI USA Choice ESG Screened Index, MSCI USA Climate Paris Aligned Benchmark Extended Select Index, MSCI USA Extended ESG Focus Index, MSCI USA Extended ESG Leaders Index and MSCI USA Small Cap Extended ESG Focus Index are servicemarks of MSCI Inc. and have been licensed for use for certain purposes by BFA or its affiliates. The Funds are neither sponsored, endorsed, sold nor promoted by MSCI Inc., and MSCI Inc. makes no representation regarding the advisability of investing in any of the Funds.
Investment Policies
The Board has adopted as fundamental policies the following numbered investment policies, which cannot be changed without the approval of the holders of a majority of the applicable Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities of a Fund is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of outstanding voting securities of the Fund. Each Fund has also adopted certain non-fundamental investment policies, including its investment objective. Non-fundamental investment policies may be changed by the Board without shareholder approval. Therefore, each Fund may change its investment objective and its Underlying Index without shareholder approval.
Fundamental Investment Policies
Each of the iShares MSCI Indonesia ETF, iShares MSCI Ireland ETF and iShares MSCI Poland ETF will not:
1.
Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that each Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.
Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.
Issue any senior security, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4.
Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.
Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund’s investment objective and policies).
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6.
Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
Each of the iShares MSCI Denmark ETF, iShares MSCI Finland ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI New Zealand ETF, iShares MSCI Norway ETF, iShares MSCI Philippines ETF and iShares MSCI United Kingdom Small-Cap ETF will not:
1.
Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that each Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.
Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.
Issue any senior security, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time.
4.
Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.
Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
Each of the iShares Emergent Food and AgTech Multisector ETF, iShares ESG Advanced MSCI EAFE ETF, iShares ESG Advanced MSCI USA ETF, iShares ESG Aware MSCI EAFE ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI USA Leaders ETF, iShares MSCI Japan Value ETF and iShares Paris-Aligned Climate MSCI USA ETF will not:
1.
Concentrate its investments in a particular industry, as that term is used in the Investment Company Act, except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries.
2.
Borrow money, except as permitted under the Investment Company Act.
3.
Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.
Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of REITs, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.
Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.
Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.
Make loans to the extent prohibited by the Investment Company Act.
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Notations Regarding the iShares Emergent Food and AgTech Multisector ETF, iShares ESG Advanced MSCI EAFE ETF's, iShares ESG Advanced MSCI USA ETF's, iShares ESG Aware MSCI EAFE ETF's, iShares ESG Aware MSCI USA ETF's, iShares ESG Aware MSCI USA Small-Cap ETF's, iShares ESG MSCI USA Leaders ETF's, iShares MSCI Japan Value ETF's and iShares Paris-Aligned Climate MSCI USA ETF's Fundamental Investment Policies
The following notations are not considered to be part of each Fund’s fundamental investment policies and are subject to change without shareholder approval.
With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to each Fund's industry classifications, each Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to each Fund as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits each Fund to borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose, and to borrow up to 5% of the Fund's total assets from banks or other lenders for temporary purposes. (The Fund's total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires each Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of each Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Rule 18f-4 under the Investment Company Act, when each Fund engages in reverse repurchase agreements and similar financing transactions, the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a fund’s underwriting commitments, when added to the value of a fund’s investments in issuers where a fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent a fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether a fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit each Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of
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debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
For the iShares MSCI United Kingdom ETF
The iShares MSCI United Kingdom ETF will not:
1.
Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
2.
Issue any senior security, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
3.
Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the Fund’s assets);
4.
Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;
5.
Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;
6.
Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures;
7.
Sell securities short; or
8.
Invest in commodities or commodity contracts, except that the Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.
Industry concentration. The iShares MSCI United Kingdom ETF will not concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, the Fund will concentrate to approximately the same extent that its benchmark MSCI Index concentrates in the stocks of such particular industry or group of industries, provided that the Fund will comply with the diversification requirements of the Internal Revenue Code applicable to RICs, any underlying Treasury regulations or any successor provision.
Non-Fundamental Investment Policies
For the iShares MSCI United Kingdom ETF
The iShares MSCI United Kingdom ETF observes the following restrictions, which may be changed by the Board without a shareholder vote. The Fund will not invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views.
If any percentage restriction described above is complied with to at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute in a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.
The iShares MSCI United Kingdom ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in component securities, and in ADRs based on securities, in its Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.
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For the iShares ESG Aware MSCI USA Small-Cap ETF
The iShares ESG Aware MSCI USA Small-Cap ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the Investment Company Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the component securities of its Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.
For the iShares Emergent Food and AgTech Multisector ETF, iShares ESG Advanced MSCI EAFE ETF, iShares ESG Advanced MSCI USA ETF, iShares ESG Aware MSCI EAFE ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI USA Leaders ETF, iShares MSCI Japan Value ETF and iShares Paris-Aligned Climate MSCI USA ETF
Each Fund has adopted a non-fundamental policy not to make short sales of securities or maintain a short position, except to the extent permitted by each Fund's Prospectus and SAI, as amended from time to time, and applicable law.
All Funds
Each Fund (other than the iShares Emergent Food and AgTech Multisector ETF, iShares ESG Advanced MSCI EAFE ETF, iShares ESG Advanced MSCI USA ETF, iShares ESG Aware MSCI EAFE ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI USA Leaders ETF, iShares MSCI Japan Value ETF, iShares MSCI United Kingdom ETF and iShares Paris-Aligned Climate MSCI USA ETF) has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid investment, except as permitted under the 1940 Act, which currently limits each Fund's holdings in illiquid investments to 15% of a Fund's net assets. BFA monitors Fund holdings in illiquid investments, pursuant to the Liquidity Program.
If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.
Each Fund (other than the iShares ESG Aware MSCI USA Small-Cap ETF and iShares MSCI United Kingdom ETF) has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the component securities of its Underlying Index or in depositary receipts representing component securities in its Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
Each Fund has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
Unless otherwise indicated, all limitations under each Fund's fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of each Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in each Fund’s total assets will not require each Fund to dispose of an investment until BFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term
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is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 381 funds as of December 29, 2022. With the exception of Robert S. Kapito, Salim Ramji, Dominik Rohé and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Rohé and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds' Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
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Interested Trustees
Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (1957)	Trustee (since 2009).
President, BlackRock, Inc. (since
2006); Vice Chairman of BlackRock,
Inc. and Head of BlackRock’s
Portfolio Management Group (since
its formation in 1998) and BlackRock,
Inc.’s predecessor entities (since
1988); Trustee, University of
Pennsylvania (since 2009); President
of Board of Directors, Hope & Heroes
Children’s Cancer Fund (since 2002).
Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji[2] (1970)	Trustee (since 2019).
Senior Managing Director, BlackRock,
Inc. (since 2014); Global Head of
BlackRock’s ETF and Index
Investments Business (since 2019);
Head of BlackRock’s U.S. Wealth
Advisory Business (2015-2019);
Global Head of Corporate Strategy,
BlackRock, Inc. (2014-2015); Senior
Partner, McKinsey & Company (2010-
2014).
Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

1
Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
2
Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
Independent Trustees
Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).
Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).
Consultant (since 2012); Member of
the Audit Committee (2012-2018),
Chair of the Nominating and
Governance Committee (2017-2018)
and Director of PHH Corporation
(mortgage solutions) (2012-2018);
Managing Director and Global Head
of Financial Holding Company
Governance & Assurance and the
Global Head of Operational Risk
Management of Morgan Stanley
(2006-2012).

Director of iShares, Inc. (since 2015);
Trustee of iShares U.S. ETF Trust
(since 2015); Member of the Audit
Committee (since 2016), Chair of the
Audit Committee (since 2020) and
Director of The Hanover Insurance
Group, Inc. (since 2016).

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Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).
Chair of the Finance Committee
(since 2019) and Trustee and
Member of the Finance, Audit and
Quality Committees of Stanford
Health Care (since 2016); Trustee of
WNET, New York's public media
company (since 2011) and Member
of the Audit Committee (since 2018),
Investment Committee (since 2011)
and Personnel Committee (since
2022); Member of the Wyoming
State Investment Funds Committee
(since 2022); Trustee of Forward
Funds (14 portfolios) (2009-2018);
Trustee of Salient MF Trust (4
portfolios) (2015-2018); Director of
the Jackson Hole Center for the Arts
(since 2021).
Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010- 2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).
John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).
Dean, and George Pratt Shultz
Professor of Accounting, University
of Chicago Booth School of Business
(since 2017); Advisory Board
Member (since 2016) and Director
(since 2020) of C.M. Capital
Corporation; Chair of the Board for
the Center for Research in Security
Prices, LLC (since 2020); Robert K.
Jaedicke Professor of Accounting,
Stanford University Graduate School
of Business (2001-2017); Professor of
Law (by courtesy), Stanford Law
School (2005-2017); Senior Associate
Dean for Academic Affairs and Head
of MBA Program, Stanford University
Graduate School of Business (2010-
2016).
Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).
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Officers
Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years
Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).
Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).
Managing Director of BlackRock, Inc.
(since September 2019); Chief
Financial Officer of iShares Delaware
Trust Sponsor LLC, BlackRock Funds,
BlackRock Funds II, BlackRock Funds
IV, BlackRock Funds V and BlackRock
Funds VI (since 2021); Executive Vice
President of PIMCO (2016-2019);
Senior Vice President of PIMCO
(2008-2015); Treasurer (2013-2019)
and Assistant Treasurer (2007-2017)
of PIMCO Funds, PIMCO Variable
Insurance Trust, PIMCO ETF Trust,
PIMCO Equity Series, PIMCO Equity
Series VIT, PIMCO Managed
Accounts Trust, 2 PIMCO-sponsored
interval funds and 21 PIMCO-
sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (since 2023).
Managing Director of BlackRock, Inc.
(since 2018); Chief Compliance
Officer of the BlackRock Multi-Asset
Complex, the BlackRock Fixed-
Income Complex and the Exchange-
Traded Fund Complex (since 2023);
Deputy Chief Compliance Officer for
the BlackRock Multi-Asset Complex,
the BlackRock Fixed-Income
Complex and the Exchange-Traded
Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).
Rachel Aguirre (1982)	Executive Vice President (since 2022).
Managing Director, BlackRock, Inc.
(since 2018); Director, BlackRock, Inc.
(2009-2018); Head of U.S. iShares
Product (since 2022); Head of EII U.S.
Product Engineering (since 2021);
Co-Head of EII’s Americas Portfolio
Engineering (2020-2021); Head of
Developed Markets Portfolio
Engineering (2016-2019).

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Name (Year of Birth)	Position	Principal Occupation(s) During the Past 5 Years
Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).
James Mauro (1970)	Executive Vice President (since 2021).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds' investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve (or continue to serve) as a Trustee.
Robert S. Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has also served as a Director of iShares, Inc. since 2009, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President of BlackRock, Inc., and is a member of the Global Executive Committee and Chairman of the Global Operating Committee. He is responsible for day-to-day oversight of BlackRock's key operating units, including Investment Strategies, Client Businesses, Technology & Operations, and Risk & Quantitative Analysis. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Vice Chairman of BlackRock, Inc. and Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania and the Harvard Business School Board of Dean’s Advisors. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Salim Ramji has been a Trustee of the Trust since 2019. Mr. Ramji has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2019. Mr. Ramji is the Global Head of BlackRock’s ETF and Index Investments business. In addition, he is a member of BlackRock’s Global Executive Committee. Prior to assuming his current responsibilities in 2019, Mr. Ramji was Head of BlackRock's U.S. Wealth Advisory business, where he was responsible for leading BlackRock's relationships with wealth management firms and platforms, for distributing BlackRock's alpha-seeking and iShares investment capabilities and for the adoption of BlackRock's portfolio construction and digital wealth technologies to financial advisors. Mr. Ramji joined BlackRock in 2014, serving initially as the Global Head of Corporate Strategy. Prior to BlackRock, Mr. Ramji was a Senior Partner at McKinsey & Company, where he led the Asset and Wealth Management practice areas. He started his career as a corporate finance and mergers and acquisitions lawyer at Clifford Chance LLP in London and Hong Kong. He has served as a Trustee of Graham Windham, a New York-based child care agency, since 2007. Mr. Ramji earned a bachelor's degree in economics and politics from University of Toronto, a law degree from Cambridge University and is a CFA charter holder.
John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Trust's Board since 2022. Mr. Kerrigan has also served as a Director of iShares, Inc. since 2005, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Equity Plus and Nominating and Governance Committees of each Board from 2019 to 2021, and as Chair of each Board since 2022. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan has served as Chief Investment Officer of Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co.,
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including the following responsibilities: Managing Director, Institutional Client Division, Western United States. Mr. Kerrigan has been a Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Jane D. Carlin has been a Trustee of the Trust since 2015 and Chair of the Risk Committee since 2016. Ms. Carlin has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2015, and Chair of the Risk Committee of each Board since 2016. Ms. Carlin has served as a consultant since 2012 and formerly served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as a member of the Audit Committee and as a Director of The Hanover Insurance Group, Inc., each since 2016, and as Chair of the Audit Committee since 2020. Ms. Carlin served as a member of the Audit Committee from 2012 to 2018, Chair of the Nominating and Governance Committee from 2017 to 2018 and as an Independent Director on the Board of PHH Corporation from 2012 to 2018. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Richard L. Fagnani has been a Trustee of the Trust since 2017 and Chair of the Audit Committee of the Trust since 2019. Mr. Fagnani has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2017, and Chair of the Audit Committee of each Board since 2019. Mr. Fagnani served as an Advisory Board Member of the Trust, iShares U.S. ETF Trust and iShares, Inc. from April 2017 to June 2017. Mr. Fagnani served as a Senior Audit Partner at KPMG LLP from 2002 to 2016, most recently as the U.S. asset management audit practice leader responsible for setting strategic direction and execution of the operating plan for the asset management audit practice. In addition, from 1977 to 2002, Mr. Fagnani served as an Audit Partner at Andersen LLP, where he developed and managed the asset management audit practice in the Philadelphia office. Mr. Fagnani served as a Trustee on the Board of the Walnut Street Theater in Philadelphia from 2009 to 2014 and as a member of the School of Business Advisory Board at LaSalle University from 2006 to 2014. Mr. Fagnani has also served as a Director of One Generation Away, a non-profit which works to bring healthy food directly to people in need, since 2021. Mr. Fagnani has a BS degree in Accounting from LaSalle University.
Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Equity Plus and Nominating and Governance Committees of the Trust since 2022. Ms. Herbert has also served as a Director of iShares, Inc. since 2005, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Trust's Board from 2016 to 2021, and Chair of the Equity Plus and Nominating and Governance Committees of each Board since 2022. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Previously, Ms. Herbert served as Trustee of the Montgomery Funds from 1992 to 2003, the Pacific Select Funds from 2004 to 2005, the Forward Funds from 2009 to 2018, the Salient Funds from 2015 to 2018 and the Thrivent Church Loan and Income Fund from 2019 to 2022. She has served as a member of the Finance, Audit and Quality Committees and Trustee of Stanford Health Care since 2016 and became Chair of the Finance Committee of Stanford Health Care in 2019. She has served as a Trustee of WNET, New York’s public media station, since 2011 and a Member of its Audit Committee since 2018. She was appointed to the Wyoming State Investment Funds Committee in 2022. She became a member of the Governing Council of the Independent Directors Council in 2018. She has served as a Director of the Senior Center of Jackson Hole since 2020 and of the Jackson Hole Center for the Arts since 2021. She was President of the Board of Catholic Charities CYO, the largest social services agency in the San Francisco Bay Area, from 2007 to 2011 and a member of that board from 1992 to 2013. She worked from 1973 to 1990 at J.P. Morgan/Morgan Guaranty Trust doing international corporate finance and corporate lending, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
Drew E. Lawton has been a Trustee of the Trust since 2017 and Chair of the 15(c) Committee of the Trust since 2017. Mr. Lawton has also served as a Director of iShares, Inc., a Trustee of iShares U.S. ETF Trust, and Chair of the 15(c) Committee of each Board since 2017. Mr. Lawton also served as an Advisory Board Member of the Trust, iShares, Inc. and iShares U.S. ETF Trust from 2016 to 2017. Mr. Lawton served as Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds from March 2016 to October 2016. Mr. Lawton has also served as a member of the
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Compensation and Finance and Risk Committees and Director of Jackson Financial Inc. since 2021. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 to 2015, most recently as a Senior Managing Director and Chief Executive Officer of New York Life Investment Management. From 2008 to 2010, Mr. Lawton was the President of Fridson Investment Advisors, LLC. Mr. Lawton previously held multiple roles at Fidelity Investments from 1997 to 2008. Mr. Lawton has been an Adjunct Professor at the University of North Texas since 2021. Mr. Lawton has a BA degree in Administrative Science from Yale University and an MBA from University of North Texas.
John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2019. Mr. Martinez has also served as a Director of iShares, Inc. since 2003, a Trustee of iShares U.S. ETF Trust since 2011, and Chair of the Securities Lending Committee of each Board since 2019. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of Real Estate Equity Exchange, Inc., providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. From 2017 to 2020, Mr. Martinez served as a Board member for the Cloudera Foundation. Mr. Martinez previously served as Director of Barclays Global Investors (“BGI”) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003 to 2012, he was a Director and Executive Committee Member for Larkin Street Youth Services. He now serves on the Larkin Street Honorary Board. From 2012 to 2016, Mr. Martinez served as a Director for Reading Partners. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the Fixed Income Plus Committee of the Trust since 2019. Mr. Rajan has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2011, and Chair of the Fixed Income Plus Committee of each Board since 2019. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Dean and George Pratt Shultz Professor of Accounting at the University of Chicago Booth School of Business and also serves as Chair of the Board for the Center for Research in Security Prices, LLC, an affiliate of the University of Chicago Booth School of Business, since 2020. He has served on the Advisory Board of C.M. Capital Corporation since 2016 and as a Director of C.M. Capital Corporation since 2020. From 2001 to 2017, Mr. Rajan was the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. In April 2017, he received the school’s Robert T. Davis Award for Lifetime Achievement and Service. He has taught accounting for over 25 years to undergraduate, MBA and law students, as well as to senior executives. From 2010 to 2016, Mr. Rajan served as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. From 2013 to 2018, Mr. Rajan served on the Board of Directors of Cavium Inc., a semiconductor company. Mr. Rajan holds MS and PhD degrees in Accounting from Carnegie Mellon University.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular in person meetings four times a year. In addition, the Board frequently holds special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Board Chair. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established seven standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, a Risk Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The
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role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each standing Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Funds is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Funds. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. For example, BFA has an independent dedicated Risk and Quantitative Analysis Group (“RQA”) that assists BFA in managing fiduciary and corporate risks, including investment, operational, counterparty credit and enterprise risk. Representatives of RQA meet with the Board to discuss their analysis and methodologies, as well as specific risk topics such as operational and counterparty risks relating to the Funds. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting each Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with both the Funds' independent registered public accounting firm and BFA’s internal audit group to review risk controls in place that support each Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between BFA and the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Funds' investment performance or other activities.
Committees of the Board of Trustees.  The members of the Audit Committee are Richard L. Fagnani (Chair), Cecilia H. Herbert and Madhav V. Rajan, each of whom is an Independent Trustee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended August 31, 2022.
The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Madhav V. Rajan and Drew E. Lawton, each of whom is an Independent Trustee. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board and recommends appointments to the Advisory Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Board Chair; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Board Chair and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not
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consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met two times during the fiscal year ended August 31, 2022.
Each Independent Trustee serves on the 15(c) Committee. The Chair of the 15(c) Committee is Drew E. Lawton. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met two times during the fiscal year ended August 31, 2022.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the securities lending agent. The Securities Lending Committee met six times during the fiscal year ended August 31, 2022.
The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), John E. Martinez and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended August 31, 2022.
The members of the Fixed Income Plus Committee are Madhav V. Rajan (Chair), Jane D. Carlin and Richard L. Fagnani, each of whom is an Independent Trustee. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed-income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended August 31, 2022.
The members of the Risk Committee are Jane D. Carlin (Chair), Richard L. Fagnani and John E. Martinez, each of whom is an Independent Trustee. The principal responsibility of the Risk Committee is to consider and organize on behalf of the Board risk related matters of the Funds so the Board may most effectively structure itself to oversee them. The Risk Committee commenced on January 1, 2016. The Risk Committee met eight times during the fiscal year ended August 31, 2022.
As the Chair of the Board, John E. Kerrigan may serve as an ex-officio member of each Committee.
The following table sets forth, as of December 31, 2021, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
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Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Salim Ramji	iShares Broad USD Investment Grade Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Commodity Curve Carry Strategy ETF	$50,001-$100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	$1-$10,000
	iShares Core S&P 500 ETF	$1-$10,000
	iShares Core S&P Mid-Cap ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	$1-$10,000
	iShares Expanded Tech Sector ETF	$1-$10,000
	iShares Expanded Tech-Software Sector ETF	$1-$10,000
	iShares GSCI Commodity Dynamic Roll Strategy ETF	$50,001-$100,000
	iShares MSCI USA ESG Select ETF	$1-$10,000
	iShares Robotics and Artificial Intelligence Multisector ETF	$1-$10,000
	iShares TIPS Bond ETF	$50,001-$100,000

John E. Kerrigan	iShares Core S&P 500 ETF	Over $100,000	Over $100,000
	iShares Core S&P Small-Cap ETF	$50,001-$100,000
	iShares ESG Advanced MSCI EAFE ETF	$1-$10,000
	iShares ESG Advanced MSCI USA ETF	$10,001-$50,000
	iShares ESG Aware MSCI EAFE ETF	$10,001-$50,000
	iShares ESG Aware MSCI EM ETF	$50,001-$100,000
	iShares ESG Aware MSCI USA ETF	Over $100,000
	iShares ESG Aware MSCI USA Small-Cap ETF	$10,001-$50,000
	iShares Exponential Technologies ETF	Over $100,000
	iShares Genomics Immunology and Healthcare ETF	$10,001-$50,000
	iShares Global Clean Energy ETF	Over $100,000
	iShares Global Infrastructure ETF	Over $100,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI EAFE Growth ETF	Over $100,000
	iShares MSCI EAFE Value ETF	Over $100,000
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Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares MSCI KLD 400 Social ETF	$10,001-$50,000
	iShares MSCI USA ESG Select ETF	$1-$10,000
	iShares MSCI USA Min Vol Factor ETF	$10,001-$50,000
	iShares MSCI USA Value Factor ETF	$50,001-$100,000
	iShares U.S. Energy ETF	$10,001-$50,000
	iShares U.S. Financial Services ETF	$10,001-$50,000

Jane D. Carlin	iShares Core MSCI EAFE ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core S&P Mid-Cap ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Global Clean Energy ETF	$10,001-$50,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI Global Metals & Mining Producers ETF	$10,001-$50,000
	iShares Select Dividend ETF	$10,001-$50,000

Richard L. Fagnani	iShares 0-5 Year TIPS Bond ETF	$10,001-$50,000	Over $100,000
	iShares China Large-Cap ETF	$50,001-$100,000
	iShares Core Dividend Growth ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	$50,001-$100,000
	iShares Core U.S. REIT ETF	$10,001-$50,000
	iShares Exponential Technologies ETF	$10,001-$50,000
	iShares Global Clean Energy ETF	$10,001-$50,000
	iShares GSCI Commodity Dynamic Roll Strategy ETF	$10,001-$50,000
	iShares MSCI All Country Asia ex Japan ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares MSCI Singapore ETF	$10,001-$50,000
	iShares MSCI USA Equal Weighted ETF	$10,001-$50,000
	iShares MSCI USA Quality Factor ETF	$10,001-$50,000
	iShares Robotics and Artificial Intelligence Multisector ETF	$10,001-$50,000
	iShares TIPS Bond ETF	$10,001-$50,000
	iShares U.S. Infrastructure ETF	$10,001-$50,000
	iShares U.S. Regional Banks ETF	$10,001-$50,000

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Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Cecilia H. Herbert	iShares California Muni Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$1-$10,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P U.S. Growth ETF	Over $100,000
	iShares Core S&P U.S. Value ETF	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$1-$10,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares MSCI USA Value Factor ETF	Over $100,000
	iShares National Muni Bond ETF	$10,001-$50,000
	iShares Preferred and Income Securities ETF	$10,001-$50,000

Drew E. Lawton	BlackRock Ultra Short-Term Bond ETF	Over $100,000	Over $100,000
	iShares 0-5 Year High Yield Corporate Bond ETF	$50,001-$100,000
	iShares Biotechnology ETF	Over $100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Expanded Tech Sector ETF	Over $100,000
	iShares Exponential Technologies ETF	Over $100,000
	iShares Global Financials ETF	$10,001-$50,000
	iShares U.S. Financial Services ETF	Over $100,000
	iShares U.S. Financials ETF	$50,001-$100,000
	iShares U.S. Healthcare ETF	Over $100,000

John E. Martinez	iShares 1-5 Year Investment Grade Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core MSCI International Developed Markets ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
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Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000

Madhav V. Rajan	None	None	None
As of December 31, 2021, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees and Advisory Board Members.  Effective January 1, 2022, each current Independent Trustee is paid an annual retainer of $425,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The annual retainer for services as an Advisory Board Member is the same as the annual retainer for services as a Board member.  The Independent Chair of the Board is paid an additional annual retainer of $80,000. The Chair of each of the Equity Plus Committee, Fixed Income Plus Committee, Securities Lending Committee, Nominating and Governance Committee and 15(c) Committee is paid an additional annual retainer of $25,000. The Chair of each of the Audit Committee and Risk Committee is paid an additional annual retainer of $40,000. Each Independent Trustee that served as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).
The tables below set forth the compensation earned by each Independent Trustee and Interested Trustee for services to each Fund for the fiscal year ended August 31, 2022 and the aggregate compensation paid to them for services to the Exchange-Traded Fund Complex for the calendar year ended December 31, 2021.
Name	iShares Emergent Food and AgTech Multisector ETF[1]	iShares ESG Advanced MSCI EAFE ETF	iShares ESG Advanced MSCI USA ETF	iShares ESG Aware MSCI EAFE ETF
Independent Trustees:

Jane D. Carlin	$1	$76	$127	$1,373
Richard L. Fagnani	1	77	128	1,389
Cecilia H. Herbert	1	81	134	1,450
John E. Kerrigan	1	82	137	1,480
Drew E. Lawton	1	75	124	1,343
John E. Martinez	1	75	124	1,343
Madhav V. Rajan	1	75	124	1,343

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$0
Salim Ramji	0	0	0	0

Name	iShares ESG Aware MSCI USA ETF	iShares ESG Aware MSCI USA Small-Cap ETF	iShares ESG MSCI USA Leaders ETF	iShares MSCI Denmark ETF
Independent Trustees:

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Name	iShares ESG Aware MSCI USA ETF	iShares ESG Aware MSCI USA Small-Cap ETF	iShares ESG MSCI USA Leaders ETF	iShares MSCI Denmark ETF
Jane D. Carlin	$4,788	$318	$672	$38
Richard L. Fagnani	4,841	321	679	38
Cecilia H. Herbert	5,054	335	709	40
John E. Kerrigan	5,160	342	724	41
Drew E. Lawton	4,681	311	657	37
John E. Martinez	4,681	311	657	37
Madhav V. Rajan	4,681	311	657	37

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$0
Salim Ramji	0	0	0	0

Name	iShares MSCI Finland ETF	iShares MSCI Germany Small-Cap ETF	iShares MSCI Indonesia ETF	iShares MSCI Ireland ETF
Independent Trustees:

Jane D. Carlin	$5	$5	$96	$10
Richard L. Fagnani	5	5	97	11
Cecilia H. Herbert	5	5	101	11
John E. Kerrigan	5	5	103	11
Drew E. Lawton	5	5	94	10
John E. Martinez	5	5	94	10
Madhav V. Rajan	5	5	94	10

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$0
Salim Ramji	0	0	0	0

Name	iShares MSCI Japan Value ETF	iShares MSCI New Zealand ETF	iShares MSCI Norway ETF	iShares MSCI Philippines ETF
Independent Trustees:

Jane D. Carlin	$17	$26	$7	$24
Richard L. Fagnani	18	27	7	24
Cecilia H. Herbert	18	28	8	25
John E. Kerrigan	19	28	8	25
Drew E. Lawton	17	26	7	23
John E. Martinez	17	26	7	23
Madhav V. Rajan	17	26	7	23

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$0
Salim Ramji	0	0	0	0

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Name	iShares MSCI Poland ETF	iShares MSCI United Kingdom ETF	iShares MSCI United Kingdom Small-Cap ETF	iShares Paris-Aligned Climate MSCI USA ETF[2]
Independent Trustees:

Jane D. Carlin	$28	$708	$10	$163
Richard L. Fagnani	29	716	10	165
Cecilia H. Herbert	30	747	11	172
John E. Kerrigan	30	763	11	176
Drew E. Lawton	28	692	10	160
John E. Martinez	28	692	10	160
Madhav V. Rajan	28	692	10	160

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$0
Salim Ramji	0	0	0	0

Name	Pension or Retirement Benefits Accrued As Part of Trust Expenses[3]	Estimated Annual Benefits Upon Retirement[3]	Total Compensation From the Funds and Fund Complex[4]
Independent Trustees:

Jane D. Carlin	Not Applicable	Not Applicable	$420,000
Richard L. Fagnani	Not Applicable	Not Applicable	446,764
Cecilia H. Herbert	Not Applicable	Not Applicable	475,000
John E. Kerrigan	Not Applicable	Not Applicable	445,000
Drew E. Lawton	Not Applicable	Not Applicable	431,764
John E. Martinez	Not Applicable	Not Applicable	420,000
Madhav V. Rajan	Not Applicable	Not Applicable	420,000

Interested Trustees:

Robert S. Kapito	Not Applicable	Not Applicable	$0
Salim Ramji	Not Applicable	Not Applicable	0

1
For the iShares Emergent Food and AgTech Multisector ETF, compensation reported is from the Fund’s inception date of April 25, 2022 to August 31, 2022.
2
For the iShares Paris-Aligned Climate MSCI USA ETF, compensation reported is from the Fund’s inception date of February 8, 2022 to August 31, 2022.
3
No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
4
Also includes compensation for service on the Board of Trustees of iShares U.S. ETF Trust and the Board of Directors of iShares, Inc.
Control Persons and Principal Holders of Securities.
The Trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares as of November 30, 2022.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of November 30, 2022, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

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Fund	Name and Address	Percentage of Ownership
iShares Emergent Food and AgTech Multisector ETF	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	46.67%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	18.52%
	BofA Securities, Inc. One Bryant Park New York, NY 10036	16.02%

iShares ESG Advanced MSCI EAFE ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	31.95%
	Northern Trust Company (The) 801 South Canal Street Chicago, IL 60607	13.72%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	12.21%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	11.45%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.98%
	The Bank of New York Mellon 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057	5.51%

iShares ESG Advanced MSCI USA ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	34.65%
	Northern Trust Company (The) 801 South Canal Street Chicago, IL 60607	18.67%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	8.99%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.32%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	7.26%

iShares ESG Aware MSCI EAFE ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	12.48%
69

Fund	Name and Address	Percentage of Ownership
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	12.39%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	9.12%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	8.91%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	5.70%
	Northern Trust Company (The) 801 South Canal Street Chicago, IL 60607	5.22%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	5.06%

iShares ESG Aware MSCI USA ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	25.35%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	10.76%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	9.21%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	6.99%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	6.93%
	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	5.95%

iShares ESG Aware MSCI USA Small-Cap ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	19.94%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	18.55%
	Ameriprise Enterprise Investment Services, Inc. 901 3rd Avenue South Minneapolis, MN 55474	11.55%
70

Fund	Name and Address	Percentage of Ownership
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	8.39%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.99%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	5.04%

iShares ESG MSCI USA Leaders ETF	The Bank of New York Mellon 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057	62.02%
	Euroclear Bank SA/NV 28 Liberty Street, 33rd Floor New York, NY 10005	14.68%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	5.79%

iShares MSCI Denmark ETF	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	23.51%
	Citibank, N.A. S.D. Indeval Institucion 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	22.06%
	The Bank of New York Mellon 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057	20.50%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	8.31%
	CIBC World Markets Inc./CDS 161 Bay Street 10th Floor Toronto, ON M5J 258 CA	6.58%

iShares MSCI Finland ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	43.76%
	J.P. Morgan Securities, LLC/JPMC 383 Madison Avenue New York, NY 10179	8.80%
71

Fund	Name and Address	Percentage of Ownership
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	7.31%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	6.35%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	5.57%

iShares MSCI Germany Small-Cap ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	16.10%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	11.36%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	10.33%
	J.P. Morgan Securities, LLC/JPMC 383 Madison Avenue New York, NY 10179	9.26%
	ABN AMRO Clearing Chicago LLC 175 West Jackson Boulevard Chicago, IL 60604	8.97%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	7.62%
	VANGUARD Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355	7.26%

iShares MSCI Indonesia ETF	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	20.76%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	13.16%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	11.11%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	9.85%
72

Fund	Name and Address	Percentage of Ownership
	The Bank of New York Mellon 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057	5.87%

iShares MSCI Ireland ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	34.07%
	The Bank of New York Mellon 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057	15.06%

iShares MSCI Japan Value ETF	Northern Trust Company (The) 801 South Canal Street Chicago, IL 60607	30.21%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	18.89%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	7.47%
	VANGUARD Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355	7.35%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	6.97%

iShares MSCI New Zealand ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	20.18%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	16.70%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	7.66%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.09%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	5.88%

iShares MSCI Norway ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	17.36%
73

Fund	Name and Address	Percentage of Ownership
	J.P. Morgan Securities, LLC/JPMC 383 Madison Avenue New York, NY 10179	11.00%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10.38%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	10.05%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	9.50%

iShares MSCI Philippines ETF	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	25.31%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	10.28%
	The Bank of New York Mellon 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057	10.27%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	6.39%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	5.19%

iShares MSCI Poland ETF	The Bank of New York Mellon 111 Sanders Creek Parkway 2nd Floor East Syracuse, NY 13057	21.24%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	12.74%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	9.17%
	Interactive Brokers Retail Equity Clearing 8 Greenwich Office Park Greenwich, CT 06831	8.95%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	6.23%
74

Fund	Name and Address	Percentage of Ownership
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	5.86%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	5.07%

iShares MSCI United Kingdom ETF	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	18.33%
	Citibank, N.A. S.D. Indeval Institucion 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	11.12%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	9.07%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	6.89%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	6.02%

iShares MSCI United Kingdom Small-Cap ETF	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	25.80%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	22.65%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.50%

iShares Paris-Aligned Climate MSCI USA ETF	Euroclear Bank SA/NV 28 Liberty Street, 33rd Floor New York, NY 10005	91.61%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	7.94%
Conflicts of Interest.  Certain activities of BFA, BlackRock, Inc. and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers and employees, with respect to the Funds and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment
75

activities and business operations of a Fund, are engaged worldwide in businesses, including managing equities, fixed-income securities, cash and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, financial and other relationships with, or interests in, companies and interests in securities or other instruments that may be purchased or sold by a Fund.
BlackRock has proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Funds. BlackRock is also a major participant in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on a Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Funds.
When BlackRock seeks to purchase or sell the same assets for managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small-capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds. In addition, to the extent permitted by applicable law, certain Funds may invest their assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and sales, and increased remuneration and profitability for BlackRock, and/or its personnel, including portfolio managers.
In certain circumstances, BlackRock, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Funds, if BlackRock believes such transactions are appropriate based on each party's investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Funds. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when a Fund participates in a cross trade, BlackRock will comply with procedures adopted under applicable rules and SEC guidance.
BlackRock and its clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of a Fund's investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
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The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) which it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.
From time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities of BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
The Funds may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Funds, the investment management fee amounts paid by the Funds to BlackRock may also increase. The price, availability and liquidity of a Fund may be impacted by purchases and sales of the Fund by model-driven investment portfolios, as well as by BlackRock itself and by its advisory clients.
In addition, certain principals and certain employees of a Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock or, to the extent permitted by the SEC and applicable law, BlackRock serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock.
BlackRock may also create, write or issue derivatives for clients based on the underlying securities, currencies or instruments in which a Fund may invest or on the performance of the Fund. An entity in which BlackRock has a significant minority interest will create, write or issue options which may be based on the performance of certain Funds. BlackRock has the right to receive a portion of the gross revenue earned by such entity. Options writing by such entity on a Fund could potentially lead to increased purchase activity with respect to the Fund and increased assets under management for BlackRock.
BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares funds, related to derivative fixed-income products that are based on such iShares funds. BlackRock may receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating the provision of data in connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. However, BlackRock will not receive any such payments on those derivative products utilized by the Funds or other BlackRock funds or accounts. Other funds and accounts managed by BlackRock may from time to time transact in such derivative products, which could contribute to the viability or success of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased
77

payments to BlackRock. Trading activity in such derivative products could also potentially lead to increased purchase activity with respect to these iShares funds and increased assets under management for BlackRock.
A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients of BlackRock where such other clients have interests adverse to those of the Fund.
At times, these activities may cause business units or entities within BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of a Fund. To the extent such transactions are permitted, a Fund will deal with BlackRock on an arm’s-length basis.
To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on the Funds. Index based funds may use an index provider that is affiliated with another service provider of a Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for a Fund or BlackRock.
Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.
When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, BlackRock may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock in evaluating the Fund's creditworthiness.
BTC, an affiliate of BFA pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Funds. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.
As part of its securities lending program, BlackRock indemnifies the Funds and certain other clients and/or funds against a shortfall in collateral in the event of borrower default. On a regular basis, BlackRock calculates the potential dollar exposure of collateral shortfall resulting from a borrower default (“shortfall risk”) in the securities lending program. BlackRock establishes program-wide borrower limits (“credit limits”) to actively manage borrower-specific credit exposure. BlackRock oversees the risk model that calculates projected collateral shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower credit characteristics. When necessary, BlackRock may adjust securities lending program attributes by restricting eligible collateral or reducing borrower credit limits. As a result, the management of program-wide exposure as well as BlackRock-specific indemnification exposure may affect the amount of securities lending activity BlackRock may conduct at any given point in time by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).
BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e., indemnification exposure limit and borrower credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to
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provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.
BlackRock may decline to make a securities loan on behalf of a Fund, discontinue lending on behalf of a Fund or terminate a securities loan on behalf of a Fund for any reason, including but not limited to regulatory requirements and/or market rules, liquidity considerations, or credit considerations, which may impact Funds by reducing or eliminating the volume of lending opportunities for certain types of loans, loans in particular markets, loans of particular securities or types of securities, or for loans overall.
Purchases and sales of securities and other assets for a Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
Subject to applicable law, BlackRock may select brokers that furnish BlackRock, the Funds, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock does not currently enter into arrangements to use the Funds' assets for, or participate in, soft dollars, although BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock. BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The
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transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for a Fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of such Funds. In addition, transactions in Fund shares may be executed on MEMX if third party brokers select MEMX as the appropriate venue for the execution of such orders.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock reserves the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized Participant at any time some or all of the shares of a Fund acquired for its own accounts or the account of a BlackRock advisory client. A large sale or redemption of shares of a Fund by BlackRock itself or a BlackRock advisory client could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund.
It is possible that a Fund may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. A Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock in the course of these activities. In addition, from time to time, the activities of BlackRock may limit a Fund's flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.
BlackRock, its personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
Third parties, including service providers to BlackRock or a Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to a Fund.
BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other
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data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section in this SAI, when market quotations are not readily available or are believed by BFA to be unreliable, each Fund’s investments are valued at fair value by BFA. BFA has been designated as each Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act and acts through BFA’s Rule 2a-5 Committee (the “2a-5 Committee”), with assistance from other BFA pricing committees and in accordance with BFA’s policies and procedures (the “Valuation Procedures”). When determining a “fair value price,” the 2a-5 Committee seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BFA deems relevant at the time of the determination, and may be based on analytical values determined by BFA using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the 2a-5 Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BFA with respect to services for which it receives an asset-based fee.
To the extent permitted by applicable law, a Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for a Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, each Fund, BFA and BlackRock have each adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding a Fund's portfolio transactions. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of each Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
BlackRock will not purchase securities or other property from, or sell securities or other property to, a Fund, except that a Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with another Fund or accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or a Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which a Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate
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information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.
The investment activities of BlackRock for its proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or are subject to corporate or regulatory ownership restrictions, or invest in certain futures or other derivative transactions, there may be limits on the aggregate amount invested by BlackRock for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached either through the actions of BlackRock or a Fund or as a result of third-party transactions, the ability of BlackRock, on behalf of clients (including the Funds), to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of its clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. BlackRock has adopted certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund and may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage such Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
BlackRock may not serve as an Authorized Participant in the creation and redemption of iShares ETFs.
Under an ETF Services Agreement, certain Funds have retained BRIL, an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Funds (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.
BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Funds may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. BlackRock may benefit from the Funds using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to a Fund and the Funds are under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.
The custody arrangement described in “Investment Advisory, Administrative and Distribution Services” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds (or where BlackRock charges a unitary management fee). This is because the custody
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arrangements with certain Funds' custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds in order to offset fund custody fees that BlackRock might otherwise reimburse or pay. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance. For funds without a unitary management fee, when a fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund.
BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. BlackRock may also enter into contractual arrangements with such service providers pursuant to which BlackRock incurs additional costs if the service provider’s services are terminated with respect to a Fund. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions, or any additional costs, may accrue, in whole or in part, to BlackRock, which could result in conflicts of interest relating to the use or termination of service providers to a Fund.
BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Funds, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock for the use of the systems. A Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.
BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.
In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not apply to the client’s investment in a Fund.
Present and future activities of BlackRock (including BFA), its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Funds. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Funds will bear, the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Independent Trustees).
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The following describes the calculation of the management fee for each Fund whose management fee is subject to breakpoints. The management fee for all Funds is set forth in the table that follows the description of breakpoints.
For its investment advisory services to the iShares MSCI Ireland ETF, iShares MSCI New Zealand ETF and iShares MSCI United Kingdom ETF, BFA is paid a management fee from each Fund corresponding to the Fund’s allocable portion of the aggregate management fee calculated based on the aggregate average daily net assets of the following iShares funds: iShares MSCI Australia ETF, iShares MSCI Austria ETF, iShares MSCI Belgium ETF, iShares MSCI Canada ETF, iShares MSCI Eurozone ETF, iShares MSCI France ETF, iShares MSCI Germany ETF, iShares MSCI Hong Kong ETF, iShares MSCI Ireland ETF, iShares MSCI Italy ETF, iShares MSCI Japan ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Mexico ETF, iShares MSCI Netherlands ETF, iShares MSCI New Zealand ETF, iShares MSCI Singapore ETF, iShares MSCI Spain ETF, iShares MSCI Sweden ETF, iShares MSCI Switzerland ETF and iShares MSCI United Kingdom ETF. The aggregate management fee is calculated as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets over $48.0 billion, up to and including $72.0 billion, plus 0.36% per annum of the aggregate net assets over $72.0 billion, up to and including $96.0 billion, plus 0.32% per annum of the aggregate net assets in excess of $96.0 billion.
For its investment advisory services to the iShares MSCI Indonesia ETF, iShares MSCI Philippines ETF and iShares MSCI Poland ETF, BFA is paid a management fee from such Funds corresponding to each Fund’s allocable portion of an aggregate management fee calculated based on the aggregate average daily net assets of the following iShares Funds: iShares MSCI Brazil ETF, iShares MSCI Brazil Small-Cap ETF, iShares MSCI Chile ETF, iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Israel ETF, iShares MSCI Peru and Global Exposure ETF, iShares MSCI Philippines ETF, iShares MSCI Poland ETF, iShares MSCI Qatar ETF, iShares MSCI Russia ETF, iShares MSCI South Africa ETF, iShares MSCI South Korea ETF, iShares MSCI Taiwan ETF, iShares MSCI Thailand ETF, iShares MSCI Turkey ETF and iShares MSCI UAE ETF. The aggregate management fee is calculated as follows: 0.7400% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.6900% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.6400% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.5700% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.5100% per annum of the aggregate net assets over $16.0 billion, up to and including $24.0 billion, plus 0.4800% per annum of the aggregate net assets over $24.0 billion, up to and including $32.0 billion, plus 0.4500% per annum of the aggregate net assets over $32.0 billion, up to and including $40.0 billion, plus 0.4275% per annum of the aggregate net assets in excess of $40.0 billion.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses to reduce the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
The following table sets forth the management fee at the annual rate (as a percentage of each Fund's average daily net assets) BFA received from each Fund for the fiscal year ended August 31, 2022 and the management fees (net of waivers) each Fund paid BFA for the fiscal years noted:

Fund	Management Fee for Fiscal Year Ended August 31, 2022	Fund Inception Date	Management Fees Paid Net of Waivers for Fiscal Year Ended August 31, 2022	Management Fees Paid Net of Waivers for Fiscal Year Ended August 31, 2021	Management Fees Paid Net of Waivers for Fiscal Year Ended August 31, 2020
iShares Emergent Food and AgTech Multisector ETF	0.47%	04/25/22	$8,904	N/A	N/A
iShares ESG Advanced MSCI EAFE ETF	0.12%	06/16/20	395,881	$129,053	$2,657
iShares ESG Advanced MSCI USA ETF	0.10%	06/16/20	570,078	156,034	1,112
iShares ESG Aware MSCI EAFE ETF	0.20%	06/28/16	14,090,293	9,421,765	3,535,857
iShares ESG Aware MSCI USA ETF	0.15%	12/01/16	35,182,083	22,246,896	6,087,377
iShares ESG Aware MSCI USA Small-Cap ETF	0.17%	04/10/18	2,347,485	1,163,896	267,629
iShares ESG MSCI USA Leaders ETF	0.10%	05/07/19	3,702,887	3,127,380	1,900,645
iShares MSCI Denmark ETF	0.53%	01/25/12	849,111	850,009	235,973
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Fund	Management Fee for Fiscal Year Ended August 31, 2022	Fund Inception Date	Management Fees Paid Net of Waivers for Fiscal Year Ended August 31, 2022	Management Fees Paid Net of Waivers for Fiscal Year Ended August 31, 2021	Management Fees Paid Net of Waivers for Fiscal Year Ended August 31, 2020
iShares MSCI Finland ETF	0.53%	01/25/12	140,558	176,465	138,140
iShares MSCI Germany Small-Cap ETF	0.59%	01/25/12	206,140	234,212	187,211
iShares MSCI Indonesia ETF	0.58%	05/05/10	2,524,878	1,961,109	2,227,100
iShares MSCI Ireland ETF	0.50%	05/05/10	340,648	308,624	283,976
iShares MSCI Japan Value ETF	0.15%	03/05/19	121,675	38,174	10,689
iShares MSCI New Zealand ETF	0.50%	09/01/10	640,990	853,923	764,500
iShares MSCI Norway ETF	0.53%	01/23/12	242,357	180,573	111,888
iShares MSCI Philippines ETF	0.58%	09/28/10	711,308	743,337	1,020,006
iShares MSCI Poland ETF	0.58%	05/25/10	1,317,330	1,476,840	1,499,512
iShares MSCI United Kingdom ETF	0.50%	03/12/96	16,873,143	15,450,248	11,141,732
iShares MSCI United Kingdom Small-Cap ETF	0.59%	01/25/12	508,497	540,007	486,131
iShares Paris-Aligned Climate MSCI USA ETF[1,2]	0.11%	02/08/22	353,556	N/A	N/A
1
Effective February 7, 2022, for the iShares Paris-Aligned Climate MSCI USA ETF, BFA had contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver would not exceed 0.10%. The contractual waiver was terminated effective March 31, 2022 upon written agreement of the Trust and BFA. For the fiscal year ended August 31, 2022, BFA waived $ 34,364 of its management fees.
2
Effective March 31, 2022, the management fee for the iShares Paris-Aligned Climate MSCI USA ETF is 0.10%. Prior to March 31, 2022, the management fee for the iShares Paris-Aligned Climate MSCI USA ETF was 0.15%.
The investment advisory agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Portfolio Managers.  As of August 31, 2022, the individuals named as Portfolio Managers in the Funds' Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:

Jennifer Hsui
Types of Accounts	Number	Total Assets
Registered Investment Companies	302	$1,719,438,000,000
Other Pooled Investment Vehicles	2	4,096,000,000
Other Accounts	19	29,732,000,000

Greg Savage
Types of Accounts	Number	Total Assets
Registered Investment Companies	256	$1,635,475,000,000
Other Pooled Investment Vehicles	33	9,050,000,000
Other Accounts	57	4,260,000,000

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Paul Whitehead
Types of Accounts	Number	Total Assets
Registered Investment Companies	281	$1,630,490,000,000
Other Pooled Investment Vehicles	2	5,570,000,000
Other Accounts	5	3,981,000,000
Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities and other financial instruments that constitute those indexes or through a representative sampling of the securities and other financial instruments that constitute those indexes based on objective criteria and data. Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time each Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers favoring those portfolios or accounts with performance-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of August 31, 2022:

Jennifer Hsui
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Greg Savage
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

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Paul Whitehead
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
Portfolio Manager Compensation Overview
The discussion below describes the Portfolio Managers' compensation as of August 31, 2022.
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Each portfolio manager receives base compensation based on their position with the firm, as well as retirement and other benefits offered to all BlackRock employees. Additionally, each portfolio manager receives discretionary incentive compensation, determined based on several components, including: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the performance of portfolios managed by the portfolio manager and the team relative to the portfolios’ investment objectives (which in the case of index ETFs would be how closely the ETF tracks its Underlying Index), and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Discretionary incentive compensation is paid in cash up to a certain threshold with the remaining portion represented by deferred BlackRock, Inc. stock awards. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance.
As of August 31, 2022, the Portfolio Managers beneficially owned shares of the Funds, for which they are primarily responsible for the day-to-day management, in the amounts reflected in the following tables:

Jennifer Hsui
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Emergent Food and AgTech Multisector ETF	X
iShares ESG Advanced MSCI EAFE ETF	X
iShares ESG Advanced MSCI USA ETF	X
iShares ESG Aware MSCI EAFE ETF	X
iShares ESG Aware MSCI USA ETF	X
iShares ESG Aware MSCI USA Small-Cap ETF	X
iShares ESG MSCI USA Leaders ETF	X
iShares MSCI Denmark ETF	X
iShares MSCI Finland ETF	X
iShares MSCI Germany Small-Cap ETF	X
iShares MSCI Indonesia ETF	X
iShares MSCI Ireland ETF	X
iShares MSCI Japan Value ETF	X
iShares MSCI New Zealand ETF	X
iShares MSCI Norway ETF	X
iShares MSCI Philippines ETF	X
87

Jennifer Hsui
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares MSCI Poland ETF	X
iShares MSCI United Kingdom ETF	X
iShares MSCI United Kingdom Small-Cap ETF	X
iShares Paris-Aligned Climate MSCI USA ETF	X

Greg Savage
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Emergent Food and AgTech Multisector ETF	X
iShares ESG Advanced MSCI EAFE ETF	X
iShares ESG Advanced MSCI USA ETF	X
iShares ESG Aware MSCI EAFE ETF	X
iShares ESG Aware MSCI USA ETF	X
iShares ESG Aware MSCI USA Small-Cap ETF				X
iShares ESG MSCI USA Leaders ETF	X
iShares MSCI Denmark ETF	X
iShares MSCI Finland ETF	X
iShares MSCI Germany Small-Cap ETF	X
iShares MSCI Indonesia ETF	X
iShares MSCI Ireland ETF	X
iShares MSCI Japan Value ETF	X
iShares MSCI New Zealand ETF	X
iShares MSCI Norway ETF	X
iShares MSCI Philippines ETF	X
iShares MSCI Poland ETF	X
iShares MSCI United Kingdom ETF	X
iShares MSCI United Kingdom Small-Cap ETF	X
iShares Paris-Aligned Climate MSCI USA ETF	X

Paul Whitehead
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Emergent Food and AgTech Multisector ETF	X
iShares ESG Advanced MSCI EAFE ETF	X
iShares ESG Advanced MSCI USA ETF	X
iShares ESG Aware MSCI EAFE ETF	X
iShares ESG Aware MSCI USA ETF	X
iShares ESG Aware MSCI USA Small-Cap ETF	X
iShares ESG MSCI USA Leaders ETF	X
iShares MSCI Denmark ETF	X
iShares MSCI Finland ETF	X
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Paul Whitehead
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares MSCI Germany Small-Cap ETF	X
iShares MSCI Indonesia ETF	X
iShares MSCI Ireland ETF	X
iShares MSCI Japan Value ETF	X
iShares MSCI New Zealand ETF	X
iShares MSCI Norway ETF	X
iShares MSCI Philippines ETF	X
iShares MSCI Poland ETF	X
iShares MSCI United Kingdom ETF	X
iShares MSCI United Kingdom Small-Cap ETF	X
iShares Paris-Aligned Climate MSCI USA ETF	X
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of each Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
Anti-Money Laundering Requirements.  The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent.
All Funds (except iShares ESG Advanced MSCI USA ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI USA Leaders ETF and iShares Paris-Aligned Climate MSCI USA ETF)
State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the above-listed Funds under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 1 Lincoln Street, Boston, MA 02111. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
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The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by BFA to State Street for the fiscal years noted:

Fund	Fund Inception Date	Administration, Custodian & Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2022	Administration, Custodian & Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2021	Administration, Custodian & Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2020
iShares Emergent Food and AgTech Multisector ETF	04/25/22	$8,963	N/A	N/A
iShares ESG Advanced MSCI EAFE ETF	06/16/20	88,437	$103,697	$24,285
iShares ESG Aware MSCI EAFE ETF	06/28/16	455,709	353,635	183,742
iShares MSCI Denmark ETF	01/25/12	47,962	42,419	44,290
iShares MSCI Finland ETF	01/25/12	33,883	32,446	33,160
iShares MSCI Germany Small-Cap ETF	01/25/12	44,954	48,274	41,573
iShares MSCI Indonesia ETF	05/05/10	165,308	131,075	164,245
iShares MSCI Ireland ETF	05/05/10	31,289	27,870	21,941
iShares MSCI Japan Value ETF	03/05/19	29,042	31,723	27,739
iShares MSCI New Zealand ETF	09/01/10	44,441	45,431	44,632
iShares MSCI Norway ETF	01/23/12	41,617	35,417	32,287
iShares MSCI Philippines ETF	09/28/10	72,539	64,261	71,872
iShares MSCI Poland ETF	05/25/10	114,535	139,770	130,721
iShares MSCI United Kingdom ETF	03/12/96	99,915	95,888	70,548
iShares MSCI United Kingdom Small-Cap ETF	01/25/12	39,196	37,616	40,040

iShares ESG Advanced MSCI USA ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI USA Leaders ETF and iShares Paris-Aligned Climate MSCI USA ETF
 Citibank serves as administrator, custodian and transfer agent for the above-listed Funds under the Master Services Agreement (the “Master Services Agreement”). Citibank’s principal address is 388 Greenwich Street, New York, NY 10013. Pursuant to the Master Services Agreement with the Trust, Citibank provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, Citibank makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Master Services Agreement with the Trust, Citibank maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. Citibank is required, upon the order of the Trust, to deliver securities held by Citibank and to make payments for securities purchased by the Trust for each Fund. Citibank is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Master Services Agreement with the Trust, Citibank acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, Citibank receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by BFA to Citibank for the period:
Fund	Fund Inception Date	Administration, Custodian & Transfer Agency Expenses Paid to Citibank from July 11, 2022 to August 31, 2022
iShares ESG Advanced MSCI USA ETF	06/16/20	$6,849
iShares ESG Aware MSCI USA ETF	12/01/16	83,282
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Fund	Fund Inception Date	Administration, Custodian & Transfer Agency Expenses Paid to Citibank from July 11, 2022 to August 31, 2022
iShares ESG Aware MSCI USA Small-Cap ETF	04/10/18	24,163
iShares ESG MSCI USA Leaders ETF	05/07/19	12,284
iShares Paris-Aligned Climate MSCI USA ETF	02/08/22	4,120
Prior to July 11, 2022, State Street served as administrator, custodian and transfer agent for the Funds. The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by BFA to State Street for the fiscal years noted:
Fund	Fund Inception Date	Administration, Custodian & Transfer Agency Expenses Paid to State Street from September 1, 2021 to July 10, 2022	Administration, Custodian & Transfer Agency Expenses Paid to State Street During Fiscal Year Ended August 31, 2021	Administration, Custodian & Transfer Agency Expenses Paid to State Street During Fiscal Year Ended August 31, 2020
iShares ESG Advanced MSCI USA ETF	06/16/20	$39,032	38,227	5,181
iShares ESG Aware MSCI USA ETF	12/01/16	285,970	209,771	73,556
iShares ESG Aware MSCI USA Small-Cap ETF	04/10/18	66,801	68,969	51,485
iShares ESG MSCI USA Leaders ETF	05/07/19	61,786	56,113	41,908
iShares Paris-Aligned Climate MSCI USA ETF	02/08/22	15,741	N/A	N/A
JPMorgan serves as custodian for the Funds in connection with certain securities lending activities under a Custody Services Agreement. JPMorgan’s principal address is 383 Madison Avenue, 11th Floor, New York, NY 10179. Pursuant to the Custody Services Agreement with BTC and the Trust, JPMorgan provides custody and related services required to facilitate securities lending by each Fund. JPMorgan maintains custody as may be necessary to facilitate Fund securities lending activity in coordination with other funds, maintains custodial records and provides other services. As compensation for these services, JPMorgan receives certain fees and expenses paid by BTC from its compensation for its services as securities lending agent.
Distributor.  The Distributor's principal address is 50 Hudson Yards, New York, NY 10001. Shares are continuously offered for sale by the Funds through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.
The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), DTC participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
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Securities Lending.  To the extent that a Fund engages in securities lending, each Fund conducts its securities lending pursuant to SEC exemptive relief, and BTC acts as securities lending agent for the Funds, subject to the overall supervision of BFA, pursuant to a written agreement (the “Securities Lending Agency Agreement”).
Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending, including custodial costs of JPMorgan. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA (the “collateral investment fees”); however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Under the securities lending program, the Funds are categorized into one of several specific asset classes. The determination of a Fund’s asset class category (fixed-income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
Pursuant to the Securities Lending Agency Agreement, through December 31, 2021:
(i) domestic equity funds, such as the iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI USA Leaders ETF and iShares Paris-Aligned Climate MSCI USA ETF (the “Domestic Equity Funds”), retain 77% of securities lending income (which excludes collateral investment fees) and (ii) this amount could never be less than 70% of the sum of securities lending income plus collateral investment fees.
Pursuant to the current Securities Lending Agency Agreement, effective January 1, 2022:
(i) the Domestic Equity Funds retain 81% of securities lending income (which excludes collateral investment fees) and (ii) this amount could never be less than 70% of the sum of securities lending income plus collateral investment fees.
Pursuant to the current Securities Lending Agency Agreement:
(i) international equity funds, such as all Funds except for the iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI USA Leaders ETF and iShares Paris-Aligned Climate MSCI USA ETF (the “International Equity Funds”), retain 82% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes, for this purpose, collateral investment fees) earned across the Exchange-Traded Fund Complex (as defined in the Management—Trustees and Officers section of this SAI) in a calendar year exceeds a specified threshold, each applicable Fund, pursuant to the current Securities Lending Agency Agreement, will receive for the remainder of that calendar year securities lending income as follows:
Domestic Equity Funds
(i) 81% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of the securities lending income plus collateral investment fees.
International Equity Funds
(i) 85% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
The services provided to the Funds by BTC in the most recent fiscal year ended August 31, 2022 primarily included the following:
(1) selecting borrowers from an approved list of borrowers and executing a securities lending agreement as agent on behalf of the Funds with each such borrower;
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(2) negotiating the terms of securities loans, including the amount of fees;
(3) directing the delivery of loaned securities;
(4) monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;
(5) investing cash collateral received in connection with any loaned securities;
(6) monitoring distributions on loaned securities (for example, interest and dividend activity);
(7) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issue, type, class and series as that of the loaned securities; and
(8) terminating securities loans and arranging for the return of loaned securities to the Funds at loan termination.
The following tables show the dollar amounts of income and fees/compensation related to the securities lending activities of each Fund during its most recent fiscal year ended August 31, 2022.
Fund	iShares Emergent Food and AgTech Multisector ETF	iShares ESG Advanced MSCI EAFE ETF	iShares ESG Advanced MSCI USA ETF	iShares ESG Aware MSCI EAFE ETF
Gross income from securities lending activities	$1,160	$20,652	$75,886	$258,313
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	197	1,736	6,925	34,613
Cash collateral management expenses not included in securities lending income paid to BTC	2	545	1,753	6,862
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	61	10,435	37,888	54,695
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$260	$12,716	$46,566	$96,170
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Fund	iShares Emergent Food and AgTech Multisector ETF	iShares ESG Advanced MSCI EAFE ETF	iShares ESG Advanced MSCI USA ETF	iShares ESG Aware MSCI EAFE ETF
Net income from securities lending activities	$900	$7,936	$29,320	$162,143

Fund	iShares ESG Aware MSCI USA ETF	iShares ESG Aware MSCI USA Small-Cap ETF	iShares ESG MSCI USA Leaders ETF	iShares MSCI Denmark ETF
Gross income from securities lending activities	$1,773,448	$1,362,362	$190,978	$51,052
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	163,844	187,999	13,299	7,674
Cash collateral management expenses not included in securities lending income paid to BTC	48,871	22,862	6,139	1,327
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	855,142	363,524	115,100	7,013
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$1,067,857	$574,385	$134,538	$16,014
Net income from securities lending activities	$705,591	$787,977	$56,440	$35,038

Fund	iShares MSCI Finland ETF	iShares MSCI Germany Small-Cap ETF	iShares MSCI Indonesia ETF	iShares MSCI Ireland ETF
Gross income from securities lending activities	$5,166	$135,347	N/A	N/A
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Fund	iShares MSCI Finland ETF	iShares MSCI Germany Small-Cap ETF	iShares MSCI Indonesia ETF	iShares MSCI Ireland ETF
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	859	23,293	N/A	N/A
Cash collateral management expenses not included in securities lending income paid to BTC	55	1,066	N/A	N/A
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	335	5,128	N/A	N/A
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$1,249	$29,487	N/A	N/A
Net income from securities lending activities	$3,917	$105,860	N/A	N/A

Fund	iShares MSCI Japan Value ETF	iShares MSCI New Zealand ETF	iShares MSCI Norway ETF	iShares MSCI Philippines ETF
Gross income from securities lending activities	N/A	$100,827	$38,531	N/A
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	N/A	16,265	5,792	N/A
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Fund	iShares MSCI Japan Value ETF	iShares MSCI New Zealand ETF	iShares MSCI Norway ETF	iShares MSCI Philippines ETF
Cash collateral management expenses not included in securities lending income paid to BTC	N/A	1,536	357	N/A
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	N/A	8,898	4,278	N/A
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	N/A	$26,699	$10,427	N/A
Net income from securities lending activities	N/A	$74,128	$28,104	N/A

Fund	iShares MSCI Poland ETF	iShares MSCI United Kingdom ETF	iShares MSCI United Kingdom Small-Cap ETF	iShares Paris-Aligned Climate MSCI USA ETF
Gross income from securities lending activities	$293,145	N/A	$72,517	$53,763
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	48,834	N/A	12,126	7,635
Cash collateral management expenses not included in securities lending income paid to BTC	5,637	N/A	543	569
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
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Fund	iShares MSCI Poland ETF	iShares MSCI United Kingdom ETF	iShares MSCI United Kingdom Small-Cap ETF	iShares Paris-Aligned Climate MSCI USA ETF
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
Rebates (paid to borrowers)	16,209	N/A	3,407	13,498
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	$70,680	N/A	$16,076	$21,702
Net income from securities lending activities	$222,465	N/A	$56,441	$32,061
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) may pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds, other iShares funds or exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds, other iShares funds or exchange-traded products. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds and other iShares funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Funds, other iShares funds or exchange-traded products (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Funds, other iShares funds or exchange-traded products available to their clients, develop new products that feature iShares, create educational content about the Fund, other iShares funds or exchange-traded products that is featured on an Intermediary’s platform, or otherwise promote the Funds, other iShares funds and exchange-traded products. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in the Funds, other iShares funds or exchange-traded products. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients, what services to provide for various products, or what marketing content to make available to its clients based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients. These financial incentives may cause the Intermediary to recommend the Funds, other iShares funds or exchange-traded products, or otherwise promote the Fund, other iShares funds or exchange-traded products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
In addition to the payments described above, BFA Entities have developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Intermediaries. BlackRock may configure these tools and calculators and localize the content for Intermediaries as part of its customary digital marketing support and promotion of the Funds, other iShares funds, exchange-traded products and BlackRock mutual funds.
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As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Effective June 4, 2016, this relationship was expanded to include National Financial Services, LLC (“NFS”), an affiliate of FBS. Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS, NFS and certain of their affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers, investment professionals and other intermediaries and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a waived or reduced commission rate or ticket charge, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS and NFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS and/or NFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS and NFS during the wind-down period.
In addition, BFA Entities may enter into other contractual arrangements with Intermediaries and certain other third parties that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Such agreements may include payments by BFA Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or educational content, co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties. In certain cases, the payments to Intermediaries are subject to certain minimum payment levels or tiered payments. As of the date of this SAI, the Intermediaries and other third parties receiving one or more types of the contractual payments described above include (in addition to FBS and NFS): Advisor Credit Exchange, Avantax Investment Services, Inc., BNY Mellon Capital Markets, LLC, BNY Mellon Performance & Risk Analytics, LLC, Charles Schwab & Co., Inc., Clearstream Fund Centre AG, Commonwealth Equity Services, LLC, Dorsey Wright and Associates, LLC, E*Trade Securities LLC, Envestnet Asset Management, Inc., LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Smith Barney LLC, Northwestern Mutual Investment Services, LLC, Orion Portfolio Solutions, LLC, Pershing LLC, Public Holdings, Inc., Raymond James Financial Services, Inc., Riskalyze, Inc., TD Ameritrade, Inc., UBS Financial Services Inc., Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC. Any additions, modifications, or deletions to Intermediaries and other third parties listed above that have occurred since the date of this SAI are not included in the list.
Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed in the immediately preceding paragraph. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the BFA Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Funds, other iShares funds or other exchange-traded products.
The Funds may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Funds would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of a Fund to enhance the liquidity and quality of the secondary market of securities of a Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of a Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of a Fund solely for the benefit of a Fund and will not be paid from any Fund assets. Other funds managed by BFA may also participate in such programs.
Determination of Net Asset Value
Valuation of Shares. The NAV for each Fund is generally calculated as of the close of regular trading hours on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each business day the NYSE is open. Valuation of assets held by a Fund is as follows:
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Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each an “Exchange”) are valued using information obtained via independent pricing services, generally at the closing price or, if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which a Fund values such security, the prior day’s price will be used, unless BFA determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options (except those that are customized) for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which a Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BFA determines that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). Customized exchange-traded equity options, as well as OTC derivatives, may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds. Shares of underlying open-end funds (including money market funds) are valued at NAV. Shares of underlying exchange-traded closed-end funds or other ETFs will be valued at their most recent closing price.
General Valuation Information. Prices obtained from independent third-party pricing services, broker-dealers or market makers to value a Fund’s securities and other assets and liabilities are based on information available at the time a Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which a Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for assets that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
All cash, receivables and current payables are carried on a Fund’s books at their fair value.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by BFA, each Fund’s valuation designee, as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by BFA pursuant to the Valuation Procedures. Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.
Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used in its Underlying Index, which, in turn, could result in a difference between a Fund’s performance and the performance of its Underlying Index.
Fair Value. When market quotations are not readily available or are believed by BFA to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BFA in accordance with the Valuation Procedures. Pursuant to Rule 2a-5 under the Investment Company Act, the Board of Trustees has designated BFA as the valuation designee for the respective Funds for which it serves as investment adviser. BFA may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a
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price source due to its complete lack of trading, if BFA believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BFA determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing a Fund’s assets or liabilities, is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, a Fund. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BFA is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.
For certain foreign assets, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign assets in one or more non-U.S. markets following the close of the local markets to the prices that might have prevailed as of a Fund’s pricing time.
BFA’s Rule 2a-5 Committee is responsible for reviewing and approving methodologies by investment type and significant inputs used in the fair valuation of Fund assets or liabilities. In addition, a Fund’s accounting agent assists BFA by periodically endeavoring to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers and regularly evaluating the values assigned to the securities and other assets and liabilities of a Fund. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.
When determining the price for a Fair Value Asset, BFA will seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction on the date on which the asset or liability is being valued, and does not seek to determine the price a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that BFA deems relevant at the time of the determination, and may be based on analytical values determined by BFA using proprietary or third-party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an investment, one or more fair value methodologies may be used (depending on certain factors, including the asset type). For example, the investment may be initially priced based on the original cost of the investment or, alternatively, using proprietary or third-party models that may rely upon one or more unobservable inputs. Prices of actual, executed or historical transactions in the relevant investment (or comparable instruments) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar instruments, may also be used as a basis for establishing the fair value of an investment.
The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.
Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities, to the extent such rules become more stringent, would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to a Fund’s inability to obtain a third-party determination of fair market value.
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Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including a Fund. In return for such services, BFA may cause a Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for a Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, thinly traded securities, or other circumstances.
Section 28(e) of the 1934 Act (“Section 28(e)”) permits a U.S. investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.
From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
The Funds anticipate that brokerage transactions involving foreign equity securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Funds in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates.
OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons and affiliated persons of such affiliated persons in connection with such transactions. The Funds will not purchase securities during the existence of any
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underwriting or selling group relating to such securities of which BFA, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Funds and for other investment accounts managed by BFA and the other Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and the other Affiliates may deal, trade and invest for their own respective accounts in the types of securities in which the Funds may invest.
Initial public offerings (“IPOs”) of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. IPOs of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the IPO will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in a Fund receiving less of a particular security than if pro-rating had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or the other Affiliates during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients
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may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which BFA or another Affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases it could be beneficial to the Funds. Transactions effected by BFA or the other Affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are principally due to increases or decreases in that Fund’s assets over those periods or the magnitude of changes to the components of a Fund's Underlying Index:

Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2022	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2021	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2020
iShares Emergent Food and AgTech Multisector ETF	04/25/22	$81	N/A	N/A
iShares ESG Advanced MSCI EAFE ETF	06/16/20	24,162	$14,211	$258
iShares ESG Advanced MSCI USA ETF	06/16/20	7,306	3,513	32
iShares ESG Aware MSCI EAFE ETF	06/28/16	575,878	393,113	242,086
iShares ESG Aware MSCI USA ETF	12/01/16	602,234	445,228	406,021
iShares ESG Aware MSCI USA Small-Cap ETF	04/10/18	237,792	103,129	53,320
iShares ESG MSCI USA Leaders ETF	05/07/19	39,040	40,772	36,883
iShares MSCI Denmark ETF	01/25/12	10,521	8,794	5,595
iShares MSCI Finland ETF	01/25/12	1,777	1,741	2,012
iShares MSCI Germany Small-Cap ETF	01/25/12	3,123	4,267	2,446
iShares MSCI Indonesia ETF	05/05/10	57,455	28,324	43,240
iShares MSCI Ireland ETF	05/05/10	11,248	10,411	9,661
iShares MSCI Japan Value ETF	03/05/19	6,007	2,692	2,019
iShares MSCI New Zealand ETF	09/01/10	5,635	10,194	7,948
iShares MSCI Norway ETF	01/23/12	5,658	1,731	1,794
iShares MSCI Philippines ETF	09/28/10	13,271	21,925	28,860
iShares MSCI Poland ETF	05/25/10	33,701	99,303	73,091
iShares MSCI United Kingdom ETF	03/12/96	103,412	111,342	44,262
iShares MSCI United Kingdom Small-Cap ETF	01/25/12	12,010	10,777	10,541
iShares Paris-Aligned Climate MSCI USA ETF	02/08/22	4,470	N/A	N/A
The following table sets forth the names of the Funds’ “regular” broker-dealers, as defined under Rule 10b-1 of the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the fiscal year ended August 31, 2022:

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Fund	Issuer	Market Value of Investment
iShares ESG Advanced MSCI EAFE ETF	UBS Group AG	$2,608,908
	Societe Generale SA	824,168
	Nomura Holdings Inc.	499,683

iShares ESG Aware MSCI EAFE ETF	UBS Group AG	$30,358,045
	Macquarie Group Ltd.	22,228,341
	Barclays PLC	16,237,766
	Societe Generale SA	15,138,603
	Nomura Holdings Inc.	10,031,677
	Credit Suisse Group AG	7,078,130

iShares MSCI Japan Value ETF	Nomura Holdings Inc.	$541,685
	Daiwa Securities Group Inc.	311,677

iShares MSCI United Kingdom ETF	Barclays PLC	$50,034,103

iShares MSCI United Kingdom Small-Cap ETF	Close Brothers Group PLC	$219,952
None of the Funds paid any brokerage commissions to BRIL, an affiliate of BFA, or to any other broker-dealer that is part of the BlackRock group of companies, during the fiscal year ended August 31, 2022.
The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BlackRock manages or advises. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BlackRock are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BlackRock. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BlackRock may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BlackRock may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.
The table below sets forth the portfolio turnover rates of each Fund for the fiscal years noted:
Fund	Fiscal Year ended August 31, 2022	Fiscal Year ended August 31, 2021
iShares Emergent Food and AgTech Multisector ETF	1%[1,2]	N/A1
iShares ESG Advanced MSCI EAFE ETF	18%	28%
iShares ESG Advanced MSCI USA ETF	24%	29%
iShares ESG Aware MSCI EAFE ETF	27%	25%
iShares ESG Aware MSCI USA ETF	22%	21%
iShares ESG Aware MSCI USA Small-Cap ETF	37%	33%
iShares ESG MSCI USA Leaders ETF	10%	12%
iShares MSCI Denmark ETF	12%	11%
iShares MSCI Finland ETF	20%	12%
iShares MSCI Germany Small-Cap ETF	27%	24%
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Fund	Fiscal Year ended August 31, 2022	Fiscal Year ended August 31, 2021
iShares MSCI Indonesia ETF	16%	10%
iShares MSCI Ireland ETF	33%	40%
iShares MSCI Japan Value ETF	24%	24%
iShares MSCI New Zealand ETF	12%	16%
iShares MSCI Norway ETF	27%	12%
iShares MSCI Philippines ETF	13%	20%
iShares MSCI Poland ETF	11%	22%
iShares MSCI United Kingdom ETF	7%	9%
iShares MSCI United Kingdom Small-Cap ETF	17%	15%
iShares Paris-Aligned Climate MSCI USA ETF	6%[3,4]	N/A3

1
The inception date for the iShares Emergent Food and AgTech Multisector ETF was April 25, 2022.
2
The portfolio turnover for the iShares Emergent Food and AgTech Multisector ETF relates to the period of April 25, 2022 to August 31, 2022 and is not annualized.
3
The inception date for the iShares Paris-Aligned Climate MSCI USA ETF was February 8, 2022.
4
The portfolio turnover for the iShares Paris-Aligned Climate MSCI USA ETF relates to the period of February 8, 2022 to August 31, 2022 and is not annualized.
Additional Information Concerning the Trust
Shares.  The Trust currently consists of more than 310 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.
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In accordance with the Trust's current Agreement and Declaration of Trust (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by the Declaration of Trust or applicable law, including the 1940 Act), authorize certain funds to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another fund.
 The Trust or a fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or such fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or a fund may make redemptions in-kind, for cash or for a combination of cash or securities. Further, in the event of a termination of the Trust or a fund, the Trust or a fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.
DTC as Securities Depository for Shares of the Funds.  Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC
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Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Distribution of Shares.  In connection with each Fund's launch, each Fund was seeded through the sale of one or more Creation Units by each Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of each Fund or each Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for each Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. Each Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.
Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.
Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.
Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.
Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the applicable Listing Exchange closes earlier than normal, the Funds may require orders to be placed earlier in the day. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund and the approximate value of such Creation Unit as of September 30, 2022:

Fund	Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
iShares Emergent Food and AgTech Multisector ETF	50,000	$913,258.20
iShares ESG Advanced MSCI EAFE ETF	100,000	4,620,919.90
iShares ESG Advanced MSCI USA ETF	50,000	1,546,418.25
iShares ESG Aware MSCI EAFE ETF	100,000	5,617,300.40
iShares ESG Aware MSCI USA ETF	50,000	4,406,327.00
iShares ESG Aware MSCI USA Small-Cap ETF	50,000	1,692,437.60
iShares ESG MSCI USA Leaders ETF	50,000	3,409,908.30
iShares MSCI Denmark ETF	50,000	3,720,219.10
iShares MSCI Finland ETF	50,000	1,563,110.25
iShares MSCI Germany Small-Cap ETF	50,000	2,209,170.40
iShares MSCI Indonesia ETF	50,000	1,173,157.90
iShares MSCI Ireland ETF	50,000	1,865,919.95
iShares MSCI Japan Value ETF	100,000	2,162,228.20
iShares MSCI New Zealand ETF	50,000	2,053,689.95
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Fund	Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
iShares MSCI Norway ETF	50,000	1,042,738.90
iShares MSCI Philippines ETF	50,000	1,107,528.05
iShares MSCI Poland ETF	50,000	537,807.50
iShares MSCI United Kingdom ETF	100,000	2,619,214.10
iShares MSCI United Kingdom Small-Cap ETF	50,000	1,301,855.30
iShares Paris-Aligned Climate MSCI USA ETF	50,000	2,174,947.30
In its discretion, the Trust reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to each Fund is any day the Fund is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. Each Fund is open for business any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of a Fund generally consists of Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which when combined with the Fund's portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.
The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing a Creation Unit.
The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.
The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit.
Fund Deposits may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security in certain circumstances, including: (i) when instruments are not available in sufficient quantity for delivery; (ii) when instruments are not eligible for transfer through DTC or the clearing process (as discussed below); (iii) when instruments that the Authorized Participant (or an investor on whose behalf the Authorized Participant is acting) are not able to be traded due to a trading restriction; (iv) when delivery of the Deposit Security by the Authorized Participant (or by an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws; (v) in connection with distribution payments to be made by a Fund; or (vi) in certain other situations.
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Cash Purchase Method.  Although the Trust does not generally permit partial or full cash purchases of Creation Units of its funds, when partial or full cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor and to create a Creation Unit of the Funds, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A member or participant of a clearing agency registered with the SEC which has a written agreement with the Funds or one of their service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units is referred to as an “Authorized Participant.” All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant.  Creation Units may be purchased only by or through a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of their service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.
Purchase Orders.   To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Funds. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
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The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by the Funds to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. Each Fund's deadline specified above for the submission of purchase orders is referred to as that Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with a Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once a Fund has accepted an order, upon the next determination of the NAV of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Each Fund reserves the right to reject or revoke a creation order transmitted to it by the Distributor or its agent provided that a rejection or revocation of a creation order does not violate Rule 6c-11 under the Investment Company Act. For example, a Fund may reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities is not legally required or would, in the opinion of counsel, be unlawful or have an adverse effect on the Fund or its shareholders (e.g., jeopardize the Fund's tax status); or (v) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, State Street or Citibank, as applicable, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. For the iShares Emergent Food and AgTech Multisector ETF, iShares ESG Advanced MSCI EAFE ETF, iShares ESG Advanced MSCI USA ETF, iShares ESG Aware MSCI EAFE ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI USA Leaders ETF, iShares MSCI Denmark ETF, iShares MSCI Finland ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Ireland ETF, iShares MSCI Japan Value ETF, iShares MSCI New Zealand ETF, iShares MSCI Norway ETF, iShares MSCI Philippines ETF, iShares MSCI Poland ETF, iShares MSCI United Kingdom ETF, iShares MSCI United Kingdom Small-Cap ETF and iShares Paris-Aligned Climate MSCI USA ETF, Creation Units are generally issued on a “T+2 basis” (i.e., two Business Days after trade date). However, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. For example, certain Funds reserve the right to settle Creation Unit
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transactions on a basis other than T+2 in order to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.
To the extent contemplated by an Authorized Participant Agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to buy Deposit Securities for the Funds. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the contractual settlement date. Information concerning the Funds' current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.
All Funds (except iShares ESG Advanced MSCI USA ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI USA Leaders ETF and iShares Paris-Aligned Climate MSCI USA ETF)
A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard creation transaction fee and maximum additional charge (as described above):

Fund	Standard Creation Transaction Fee	Maximum Additional Charge*
iShares Emergent Food and AgTech Multisector ETF	$475	7.0%
iShares ESG Advanced MSCI EAFE ETF	9,500	3.0%
iShares ESG Aware MSCI EAFE ETF	7,800	3.0%
iShares MSCI Denmark ETF	1,200	3.0%
iShares MSCI Finland ETF	1,000	3.0%
iShares MSCI Germany Small-Cap ETF	1,600	3.0%
iShares MSCI Indonesia ETF	1,700	3.0%
iShares MSCI Ireland ETF	900	3.0%
iShares MSCI Japan Value ETF	2,150	3.0%
iShares MSCI New Zealand ETF	600	3.0%
iShares MSCI Norway ETF	1,300	3.0%
iShares MSCI Philippines ETF	1,000	3.0%
iShares MSCI Poland ETF	600	3.0%
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Fund	Standard Creation Transaction Fee	Maximum Additional Charge*
iShares MSCI United Kingdom ETF	3,500	3.0%
iShares MSCI United Kingdom Small-Cap ETF	2,200	3.0%

*
As a percentage of the net asset value per Creation Unit.
iShares ESG Advanced MSCI USA ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI USA Leaders ETF and iShares Paris-Aligned Climate MSCI USA ETF
A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. Under an ETF Services Agreement, the Funds have retained BRIL, an affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Funds (“ETF Services”). BRIL will receive from an Authorized Participant a standard transaction fee on each creation order, which consists of (1) a fee for providing the ETF Services (the “ETF Servicing Fee”) and (2) transfer, processing and other transaction costs charged by a Fund custodian in connection with the issuance of Creation Units for such creation order (“Custody Transaction Costs”). BRIL is entitled to retain the ETF Servicing Fee pursuant to the ETF Services Agreement, but BRIL will reimburse any Custody Transaction Costs to the applicable Fund custodian according to the amounts invoiced by such custodian.
The ETF Servicing Fee is a flat fee per order regardless of the number of Creation Units being purchased, which amount will vary among different Funds based on a number of factors, including the complexity of the order and the types of securities or instruments included in a Fund's Creation Basket, among other variables. The actual Custody Transaction Costs vary per order based on the number of trades, underlying markets and settlement locations associated with the issuance of a Creation Unit. The following table sets forth, for each Fund, either the actual creation transaction fee that was charged on December 1, 2022 or an estimate of the creation transaction fee that would have been charged if the Fund had issued a Creation Unit on that date. The actual fee that was or would have been charged to an Authorized Participant in connection with a creation order will vary over time depending on the factors discussed above, and may be higher than the fee set forth below.
If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth each Fund’s actual or estimated creation transaction fee, as applicable, as of December 1, 2022 and maximum additional charge (as described above):

Fund	Standard Creation Transaction Fee	Maximum Additional Charge*
iShares ESG Advanced MSCI USA ETF	$613.75 **	3.0%
iShares ESG Aware MSCI USA ETF	533.75 **	3.0%
iShares ESG Aware MSCI USA Small-Cap ETF	1,340.00 **	3.0%
iShares ESG MSCI USA Leaders ETF	488.75 **	3.0%
iShares Paris-Aligned Climate MSCI USA ETF	527.50 **	3.0%

*
As a percentage of the net asset value per Creation Unit.
**
Estimated fee.
Redemption of Creation Units.  Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however,
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that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
Each Fund generally redeems Creation Units for Fund Securities (as defined below). Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Funds.
Each Fund publishes the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable to redemption requests received in proper form (as defined below) on that day (“Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) in order to effect redemptions of Creation Units of a Fund. Such Fund Securities and Cash Amount will remain in effect until such time as the next announced composition of the Fund Securities and Cash Amount is made available. The Fund Securities and Cash Amount are subject to possible amendment or correction. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the NAV of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security in certain circumstances, including: (i) when the delivery of a Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction; (ii) when the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of a Fund Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when a Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. Each Fund generally redeems Creation Units for Fund Securities, but the Fund reserves the right to utilize a cash option for redemption of Creation Units. Each Fund may, in its sole discretion, provide such redeeming Authorized Participant a portfolio of securities that differs from the exact composition of the Fund Securities, but does not differ in NAV. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,” while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket. Redemption Baskets may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
Cash Redemption Method.   Although the Trust does not generally permit partial or full cash redemptions of Creation Units of its funds, when partial or full cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.
All Funds (except iShares ESG Advanced MSCI USA ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI USA Leaders ETF and iShares Paris-Aligned Climate MSCI USA ETF)
A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. If a redemption consists solely or partially of cash, the Authorized Participant may
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also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard redemption transaction fee and maximum additional charge (as described above):

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge*
iShares Emergent Food and AgTech Multisector ETF	$475	2.0%
iShares ESG Advanced MSCI EAFE ETF	9,500	2.0%
iShares ESG Aware MSCI EAFE ETF	7,800	2.0%
iShares MSCI Denmark ETF	1,200	2.0%
iShares MSCI Finland ETF	1,000	2.0%
iShares MSCI Germany Small-Cap ETF	1,600	2.0%
iShares MSCI Indonesia ETF	1,700	2.0%
iShares MSCI Ireland ETF	900	2.0%
iShares MSCI Japan Value ETF	2,150	2.0%
iShares MSCI New Zealand ETF	600	2.0%
iShares MSCI Norway ETF	1,300	2.0%
iShares MSCI Philippines ETF	1,000	2.0%
iShares MSCI Poland ETF	600	2.0%
iShares MSCI United Kingdom ETF	3,500	2.0%
iShares MSCI United Kingdom Small-Cap ETF	2,200	2.0%

*
As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
iShares ESG Advanced MSCI USA ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI USA Leaders ETF and iShares Paris-Aligned Climate MSCI USA ETF
A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. As described above, under an ETF Services Agreement, the Funds have retained BRIL, an affiliate of BFA, to perform certain ETF Services. BRIL will receive from an Authorized Participant a standard transaction fee on each redemption order, which consists of (1) the ETF Servicing Fee and (2) Custody Transaction Costs. BRIL is entitled to retain the ETF Servicing Fee pursuant to the ETF Services Agreement, but BRIL will reimburse any Custody Transaction Costs to the applicable Fund custodian according to the amounts invoiced by such custodian.
The ETF Servicing Fee is a flat fee per order regardless of the number of Creation Units being redeemed, which amount will vary among different Funds based on a number of factors, including the complexity of the order and the types of securities or instruments included in a Fund's Redemption Basket, among other variables. The actual Custody Transaction Costs vary per order based on the number of trades, underlying markets, and settlement locations associated with the redemption of a Creation Unit. The following table sets forth, for each Fund, either the actual redemption transaction fee that was charged on December 1, 2022 or an estimate of the redemption transaction fee that would have been charged if the Fund had issued a Creation Unit on that date. The actual fee that was or would have been charged to an Authorized Participant in connection with a redemption order will vary over time depending on the factors discussed above, and may be higher than the fee set forth below.
If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in
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certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth each Fund’s actual or estimated redemption transaction fee, as applicable, as of December 1, 2022 and maximum additional charge (as described above):

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge*
iShares ESG Advanced MSCI USA ETF	$613.75 **	2.0%
iShares ESG Aware MSCI USA ETF	533.75 **	2.0%
iShares ESG Aware MSCI USA Small-Cap ETF	1,340.00 **	2.0%
iShares ESG MSCI USA Leaders ETF	488.75 **	2.0%
iShares Paris-Aligned Climate MSCI USA ETF	527.50 **	2.0%

*
As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
**
Estimated fee.
Placement of Redemption Orders.  Redemption requests for Creation Units of the Funds must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, a Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Funds' transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Funds' transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.
Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
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For the iShares Emergent Food and AgTech Multisector ETF, iShares ESG Advanced MSCI EAFE ETF, iShares ESG Advanced MSCI USA ETF, iShares ESG Aware MSCI EAFE ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI USA Leaders ETF, iShares MSCI Denmark ETF, iShares MSCI Finland ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Ireland ETF, iShares MSCI Japan Value ETF, iShares MSCI New Zealand ETF, iShares MSCI Norway ETF, iShares MSCI Philippines ETF, iShares MSCI Poland ETF, iShares MSCI United Kingdom ETF, iShares MSCI United Kingdom Small-Cap ETF and iShares Paris-Aligned Climate MSCI USA ETF, deliveries of redemption proceeds are generally made within two Business Days (i.e., “T+2”). However, each Fund reserves the right to settle deliveries of redemption proceeds on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. For example, certain Funds reserve the right to settle redemption transactions on a basis other than T+2 to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances consistent with applicable law.
If neither the Authorized Participant nor the Beneficial Owner on whose behalf the Authorized Participant is acting has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, a Fund may in its discretion exercise its option to redeem such shares in cash, and the Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.
Although the Trust does not ordinarily permit cash redemptions of Creation Units, in the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter). If a Fund includes a foreign investment in its basket, and if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants prevents timely delivery of the foreign investment in response to a redemption request, a Fund may delay delivery of the foreign investment more than seven days if a Fund delivers the foreign investment as soon as practicable, but in no event later than 15 days.
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request and shall be held by State Street or Citibank, as applicable, and marked-to-market daily. The fees of State Street or Citibank, as applicable, and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Funds to acquire shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.
Because the portfolio securities of a Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund or purchase or sell shares of such Fund on the Listing Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant non-U.S. markets.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the applicable Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Listing Exchange is suspended or restricted; (iii) for any period during which an
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emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Custom Baskets.  Creation and Redemption baskets may differ and each Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of a Fund's portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. Each Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of a Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of BFA who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of a Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used for each Fund and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. BlackRock has established a governance process to oversee basket compliance for the Funds, as set forth in each Fund's policies and procedures.
Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of investing in a Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualifications.  Each Fund intends to continue to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains and other traditionally permitted RIC income); and (ii) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each Fund's total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.
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A Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by that Fund in computing its taxable income.
Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in qualified publicly-traded partnerships. A Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, a Fund may decide to retain a portion of its income or gains if the Fund determines that doing so is in the interest of its shareholders. Each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Excise Tax.  A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.
In the event that a Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of a Fund, if any, may be subject to limitation.
The following Funds had tax basis net capital loss carryforwards as set forth in the table below as of August 31, 2022, the tax year-end for the Funds listed:

Fund	Non-Expiring Capital Loss Carryforward
iShares Emergent Food and AgTech Multisector ETF	$8,113
iShares ESG Advanced MSCI EAFE ETF	12,048,286
iShares ESG Advanced MSCI USA ETF	19,923,087
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Fund	Non-Expiring Capital Loss Carryforward
iShares ESG Aware MSCI EAFE ETF	349,991,271
iShares ESG Aware MSCI USA ETF	1,004,082,875
iShares ESG Aware MSCI USA Small-Cap ETF	65,584,944
iShares ESG MSCI USA Leaders ETF	38,766,242
iShares MSCI Denmark ETF	3,263,163
iShares MSCI Finland ETF	4,540,781
iShares MSCI Germany Small-Cap ETF	1,407,194
iShares MSCI Indonesia ETF	174,454,845
iShares MSCI Ireland ETF	13,345,548
iShares MSCI Japan Value ETF	1,845,089
iShares MSCI New Zealand ETF	30,477,459
iShares MSCI Norway ETF	10,926,515
iShares MSCI Philippines ETF	67,914,213
iShares MSCI Poland ETF	139,112,019
iShares MSCI United Kingdom ETF	533,266,947
iShares MSCI United Kingdom Small- Cap ETF	12,550,279
iShares Paris-Aligned Climate MSCI USA ETF	3,737,069
Taxation of U.S. Shareholders.   Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts.
If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than
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or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of a Fund’s minimum distribution requirements, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of (i) the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains and (ii) the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares.  Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option or contract to acquire substantially identical shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.
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Backup Withholding.  In certain cases, a Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives.  A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a Fund as a RIC.
A Fund’s investments in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Fund.
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Qualified Dividend Income.  Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, which is eligible to be taxed at long-term capital gain rates to the extent a Fund receives qualified dividend income on the securities it holds and a Fund reports the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not PFICs and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S. (where the dividends are paid with respect to such stock)). Under current IRS guidance, the U.S. has appropriate
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comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Bulgaria, Canada, China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the U.K. and Venezuela. Substitute payments received by a Fund for securities lent out by a Fund will not be qualified dividend income.
A dividend from a Fund will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or a Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) a Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, a non-corporate taxpayer who is a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and a RIC may report dividends as eligible for this deduction to the extent the RIC’s income is derived from ordinary REIT dividends (reduced by allocable RIC expenses). A shareholder may treat the dividends as such provided the RIC and the shareholder satisfy applicable holding period requirements. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income.
Corporate Dividends Received Deduction.  Dividends paid by a Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the U.S. federal dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180 period beginning 90 days prior to ex-dividend date for certain preference dividends) during which risk of loss may not be diminished is required for the applicable shares, at both the Fund and shareholder level, for a dividend to be eligible for the dividends received deduction. Restrictions may apply if indebtedness, including a short sale, is attributable to the investment.
Excess Inclusion Income.  Under current law, the Funds serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may: (i) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.
Each Fund tries to avoid investing in REITs that are expected to generate excess inclusion income, but a Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, a Fund may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require a Fund to forego otherwise attractive investment opportunities.
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Non-U.S. Investments.  Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time a Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Fund was to elect otherwise.
Certain Funds may be subject to non-U.S. income taxes withheld at the source. Each Fund, if permitted to do so, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. Withholding taxes on dividends on non-U.S. securities while such securities are lent out by a Fund are not eligible for non-U.S. tax credit pass through. Taxes not “passed through” for tax purposes will not be available to shareholders for foreign tax credit purposes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed. If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by a Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Regarding a short sale with respect to shares of a Fund, substitute payments made to the lender of such shares may not be deductible under certain circumstances. Consult your financial intermediary or tax advisor.
Passive Foreign Investment Companies.  If a Fund purchases shares in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code, in lieu of the foregoing requirements, a Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to a Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Currently proposed IRS regulations, if adopted, would treat such included amounts as nonqualifying RIC income to a Fund unless such amounts were also distributed to the Fund.
Alternatively, a Fund may make a mark-to-market election that would result in a Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, a Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.
A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.
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Reporting.  If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.
Taxation of Non-U.S. Shareholders.  Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Special rules may apply to a foreign shareholder receiving a Fund distribution if at least 50% of the Fund's assets consist of interests in U.S. real property interests, including certain REITs and U.S. real property holding corporations (as defined in the Internal Revenue Code and Treasury regulations). Fund distributions that are attributable to gains from the disposition of a U.S. real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the foreign shareholder held no more than 5% of the Fund's shares at any time during the one-year period ending on the date of the distribution. If the foreign shareholder held at least 5% of the Fund's shares, the distribution would be treated as income effectively connected with a trade or business within the U.S. and the foreign shareholder would be subject to withholding tax at a rate of 21% and would generally be required to file a U.S. federal income tax return.
Similar consequences would generally apply to a foreign shareholder's gain on the sale of Fund shares unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund's shares is held by U.S. shareholders) or the foreign shareholder owns no more than 5% of the Fund's shares at any time during the five-year period ending on the date of sale. Finally, a domestically controlled Fund may be required to recognize a portion of its gain on the in-kind distribution of certain U.S. real property interests. Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund.
The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.
Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.
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Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the applicable Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. Each Fund's Annual Report is located here1 and here2. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.

1
Annual Report for each of the below funds, for which Citibank serves as administrator, custodian and transfer agent:
iShares ESG Advanced MSCI USA ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI USA Leaders ETF and iShares Paris-Aligned Climate MSCI USA ETF
2
Annual Report for each of the below funds, for which State Street serves as administrator, custodian and transfer agent:
iShares Emergent Food and AgTech Multisector ETF, iShares ESG Advanced MSCI EAFE ETF, iShares ESG Aware MSCI EAFE ETF, iShares MSCI Denmark ETF, iShares MSCI Finland ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Ireland ETF, iShares MSCI Japan Value ETF, iShares MSCI New Zealand ETF, iShares MSCI Norway ETF, iShares MSCI Philippines ETF, iShares MSCI Poland ETF, iShares MSCI United Kingdom ETF and iShares MSCI United Kingdom Small-Cap ETF
Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares
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are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
Regulation Under the Alternative Investment Fund Managers Directive.  The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the EU (“EU Operative Provisions”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD (“AIFMD Disclosure Provisions”) if such managers market a fund to EU investors.
Where the AIFMD Disclosure Provisions relate to EU Operative Provisions that do not apply to BFA, no meaningful disclosure can be made. These EU Operative Provisions include prescriptive rules on: measuring and capping leverage in line with known European standards; the treatment of investors; the use of “depositaries”; and coverage for professional liability risks.
AIFMD imposes certain conditions on the marketing of funds, such as the Funds, to EU investors. AIFMD requires that an ‘alternative investment fund manager’ (“AIFM”) be identified to meet such conditions where such marketing is sought. For these purposes BFA, as the legal entity responsible for performing the portfolio and risk management of the Funds, shall be the AIFM.
AIFMD requires disclosure on an ongoing basis of certain information relating to the use of special arrangements, leverage, rights of reuse of collateral, guarantees granted under leverage arrangements and the use of gates, side pockets and similar liquidity management tools. Given that the Funds do not use any special arrangements or allow for collateral reuse, it is not intended that such disclosures will need to be made by the Funds. Each Fund will, however, to the extent relevant and appropriate, disclose in its annual report information on the Fund's leverage, risk profile and risk management systems employed by BFA. Each Fund will also disclose material changes, if any, to the liquidity management systems and procedures employed in respect of the Fund.
BFA has registered the following Funds for marketing to investors in the respective countries listed below:
BFA has registered the iShares MSCI Philippines ETF and the iShares MSCI United Kingdom ETF for marketing to investors in Finland, the Netherlands, Sweden, and the U.K.
Investors’ Rights.  Each Fund relies on the services of BFA and its other service providers, including the Distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of a Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant Authorized Participant Agreement. Investors may have certain legal rights under federal or state law against a Fund or its service providers. In the event that an investor considers that it may have a claim against a Fund, or against any service provider in connection with its investment in a Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the Authorized Participant Agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.
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Appendix A - iShares ETFs Proxy Voting Policies
Open-End Fund Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Advisers
Effective Date: August 1, 2021
Last Review Date: August 25, 2023
Open-End Mutual Funds (including money market funds)
Exchange-Traded Funds
Objective and Scope
Set forth below is the Open-End Fund Proxy Voting Policy.
Policy/Document Requirements and Statements
The Boards of Trustees/Directors (“Directors”) of open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.
BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock proxy voting guidelines”) governing proxy voting by accounts managed by BlackRock.
BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the BlackRock proxy voting guidelines.
BlackRock will report on an annual basis to the Directors on (1) a summary of the proxy voting process as applicable to the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock proxy voting guidelines, and (2) any changes to the BlackRock proxy voting guidelines that have not previously been reported.

BlackRock Investment Stewardship
Global Principles
Effective as of January 2023
BlackRock

The purpose of this document is to provide an overarching explanation of BlackRock’s approach globally to our responsibilities as a shareholder on behalf of our clients, our expectations of companies, and our commitments to clients in terms of our own governance and transparency.

Introduction to BlackRock
BlackRock’s purpose is to help more and more people experience financial well-being. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes, and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers, and other financial institutions, as well as individuals around the world. As part of our fiduciary duty to our clients, we consider it one of our responsibilities to promote sound corporate governance, as an informed, engaged shareholder on their behalf. At BlackRock, this is the responsibility of the Investment Stewardship team.
Philosophy on investment stewardship
Companies are responsible for ensuring they have appropriate governance structures to serve the interests of shareholders and other key stakeholders. We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests to create sustainable value. Shareholders should have the right to vote to elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or by-laws. Shareholders should be able to vote on key board decisions that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, shareholders need sufficient and timely information. In addition, shareholder voting rights should be proportionate to their economic ownership—the principle of “one share, one vote” helps achieve this balance.
Consistent with these shareholder rights, BlackRock has a responsibility to monitor and provide feedback to companies in our role as stewards of our clients’ investments. Investment stewardship is how we use our voice as an investor to promote sound corporate governance and business practices to help maximize long-term shareholder value for our clients, the vast majority of whom are investing for long-term goals such as retirement. BlackRock Investment Stewardship (BIS) does this through engagement with management teams and/or board members on material business issues and, for those clients who have given us authority, through voting proxies in their best long-term financial interests.1 We also contribute to consultations on public policy and private sector initiatives on industry standards, consistent with our clients’ interests as long-term shareholders.
BlackRock looks to companies to provide timely, accurate, and comprehensive disclosure on all material governance and business matters. This transparency allows shareholders to appropriately understand and assess how relevant risks and opportunities are being effectively identified and managed. Where company reporting and disclosure is inadequate or where the governance approach taken may be inconsistent with durable, long-term value creation for shareholders, we will engage with a company and/or vote in a manner that advances long-term shareholders’ interests.
BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the business and of the risks and opportunities that are material to the companies in which our clients invest. Engagement may also inform our voting decisions. As long-term investors on behalf of clients, we seek to have regular and continuing dialogue with executives and board directors to advance sound governance and durable business practices aligned with long-term value creation, as well as to understand the effectiveness of the company’s management and oversight of material issues. Engagement is an important mechanism for providing feedback on company practices and disclosures, particularly where we believe they could be enhanced to support a company’s ability to deliver financial performance. Similarly, it provides us with an opportunity to hear directly from company boards and management on how they believe their actions are aligned with durable, long-term value creation.
We generally vote in support of management and boards that exhibit an approach to decision-making that is consistent with creating durable, long-term value for shareholders. If we have concerns about a company’s approach, we may choose to explain our expectations to the company’s board and management. Following that engagement, we may signal through our voting that we have outstanding concerns, generally by voting against the re-election of directors we view as having responsibility for an issue. We apply our regional proxy voting guidelines to achieve the outcome that is most aligned with our clients’ long-term financial interests.
Key Themes

1
Through BlackRock Voting Choice we have, since January 2022, made proxy voting easier and more accessible for investors in separate accounts and certain pooled vehicles. As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BIS to vote on their behalf, have authorized BIS to vote in accordance with a third party policy, or have elected to vote shares in accordance with their own policy. We are not able to disclose which clients have opted to exercise greater control over their voting, nor are we able to disclose which proxy voting policies they have selected.

We recognize that accepted standards and norms of corporate governance can differ between markets. However, in our experience, there are certain fundamental elements of governance practice that are intrinsic globally to a company’s ability to create long-term value for shareholders. These global themes are set out in this overarching set of principles (the Principles), which are anchored in transparency and accountability. At a minimum, it is our view that companies should observe the accepted corporate governance standards in their domestic market and ask that, if they do not, they explain how their approach better supports durable, long-term value creation.
These Principles cover seven key themes:
•
Boards and directors
•
Auditors and audit-related issues
•
Capital structure, mergers, asset sales, and other special transactions
•
Compensation and benefits
•
Material sustainability-related risks and opportunities
•
Other corporate governance matters and shareholder protections
•
Shareholder proposals
Our regional and market-specific voting guidelines explain how these Principles inform our voting decisions in relation to specific ballot items for shareholder meetings.
Boards and directors
Our primary focus is on the performance of the board of directors to promote sound corporate governance. The performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BIS sees engaging with and the election of directors as one of our most important and impactful responsibilities.
We support boards whose approach is consistent with creating durable, long-term value. This includes the effective corporate governance and management of material sustainability-related risks and opportunities,2 as well as the consideration of the company’s key constituents including their employees, clients, suppliers, and the communities within which they operate. The board should establish and maintain a framework of robust and effective governance mechanisms to support its oversight of the company’s strategic aims. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s purpose. Disclosure of all material issues that affect the company’s long-term strategy and ability to create value is essential for shareholders to be able to appropriately understand and assess how risks are effectively identified, managed and mitigated.
Where a company has not adequately disclosed and demonstrated that they have fulfilled these responsibilities, we will consider voting against the re-election of directors whom we consider to have particular responsibility for the issue. We assess director performance on a case-by-case basis and in light of each company’s circumstances, taking into consideration our assessment of their governance, business practices that support durable, long-term value creation, and performance. In serving the interests of shareholders, the responsibility of the board of directors includes, but is not limited to, the following:
•
Establishing an appropriate corporate governance structure
•
Supporting and overseeing management in setting long-term strategic goals and applicable measures of value-creation and milestones that will demonstrate progress, and taking steps to address anticipated or actual obstacles to success
•
Providing oversight on the identification and management of material governance and sustainability-related risks

2
By material sustainability-related risks and opportunities, we mean the drivers of risk and value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty and relationships with regulators. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable, long-term value. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.

•
Overseeing the financial resilience of the company, the integrity of financial statements, and the robustness of a company’s Enterprise Risk Management3 framework
•
Making decisions on matters that require independent evaluation, which may include mergers, acquisitions and dispositions, activist situations or other similar cases
•
Establishing appropriate executive compensation structures
•
Monitoring business issues including material sustainability-related risks and opportunities, that have the potential to significantly impact the company’s long-term value
There should be clear descriptions of the role of the board and the committees of the board and how they engage with and oversee management. Set out below are ways in which boards and directors can demonstrate a commitment to acting in the best long-term economic interests of all shareholders.
We will seek to engage with the appropriate directors where we have concerns about the performance of the company, board, or individual directors and may signal outstanding concerns in our voting. While we consider these principles to be globally relevant, when assessing a board’s composition and governance processes, we consider local market norms and regulations.
Regular accountability
It is our view that directors should stand for re-election on a regular basis, ideally annually. In our experience, annual re-elections allow shareholders to reaffirm their support for board members or hold them accountable for their decisions in a timely manner. When board members are not re-elected annually, in our experience, it is good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for re-election at each annual general meeting.
Effective board composition
Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect the evolution of the company’s strategy and the market environment. In our view, it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and in a manner that supports both continuity and appropriate succession planning. We consider the average overall tenure of the board, where we are seeking a balance between the knowledge and experience of longer-serving members and the fresh perspectives of newer members. We encourage companies to keep under regular review the effectiveness of their board (including its size), and assess directors nominated for election or re-election in the context of the composition of the board as a whole. This assessment should consider a number of factors, including the potential need to address gaps in skills, experience, independence, and diversity.
In our view, there should be a sufficient number of independent directors, free from conflicts of interest or undue influence from connected parties, to ensure objectivity in the decision-making of the board and its ability to oversee management. Common impediments to independence may include but are not limited to:
•
Current or recent employment at the company or subsidiary
•
Being, or representing, a shareholder with a substantial shareholding in the company
•
Interlocking directorships
•
Having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and their shareholders
In our experience, boards are most effective at overseeing and advising management when there is a senior independent board leader. This director may chair the board, or, where the chair is also the CEO (or is otherwise not independent), be designated as a lead independent director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board, and encouraging independent director participation in board deliberations. The lead independent director or another appropriate director should be available to shareholders in those situations where an independent director is best placed to explain and contextualize a company’s approach.

3
Enterprise risk management is a process, effected by the entity’s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. (Committee of Sponsoring Organizations of the Treadway Commission (COSO), Enterprise Risk Management — Integrated Framework, September 2004, New York, NY).

When nominating new directors to the board, we look to companies to provide sufficient information on the individual candidates so that shareholders can assess the suitability of each individual nominee and the overall board composition. These disclosures should give an understanding of how the collective experience and expertise of the board aligns with the company’s long-term strategy and business model. Highly qualified, engaged directors with professional characteristics relevant to a company’s business enhance the ability of the board to add value and be the voice of shareholders in board discussions. In our view, a strong board provides a competitive advantage to a company, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance.
It is in this context that we are interested in diversity in the board room. We see it as a means to promoting diversity of thought and avoiding “group think” in the board’s exercise of its responsibilities to advise and oversee management. It allows boards to have deeper discussions and make more resilient decisions. We ask boards to disclose how diversity is considered in board composition, including professional characteristics, such as a director’s industry experience, specialist areas of expertise and geographic location; as well as demographic characteristics such as gender, race/ethnicity and age.
We look to understand a board’s diversity in the context of a company’s domicile, market capitalization, business model and strategy. Increasingly, we see leading boards adding members whose experience deepens the board’s understanding of the company’s customers, employees and communities. Self-identified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We believe boards should aspire to meaningful diversity of membership, at least consistent with local regulatory requirements and best practices, while recognizing that building a strong, diverse board can take time.
This position is based on our view that diversity of perspective and thought – in the board room, in the management team and throughout the company – leads to better long term economic outcomes for companies. Academic research already reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.4 In our experience, greater diversity in the board room contributes to more robust discussions and more innovative and resilient decisions. Over time, greater diversity in the board room can also promote greater diversity and resilience in the leadership team, and the workforce more broadly. That diversity can enable companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. It is our view that objective oversight of such matters is best achieved when the board forms committees comprised entirely of independent directors. In many markets, these committees of the board specialize in audit, director nominations, and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.
Sufficient capacity
As the role and expectations of a director are increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that directors have the capacity to meet all of their responsibilities - including when there are unforeseen events – and therefore, they should not take on an excessive number of roles that would impair their ability to fulfill their duties.
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified.
The accuracy of financial statements, inclusive of financial and non-financial information as required or permitted under market-specific accounting rules, is of paramount importance to BlackRock. Investors increasingly recognize that a broader range of risks and opportunities have the potential to materially impact financial performance. Over time, we anticipate investors and other users of company reporting will increasingly seek to understand and scrutinize the assumptions underlying financial statements, particularly those that pertain to the impact of the transition to a low carbon economy on a company’s business model and asset mix. We recognize that this is an area of evolving practice and we look to international standards setters, the International Accounting Standards Board (IASB) and the International Auditing and Assurance Standards Board (IAASB) to provide additional guidance to companies.

4
For a discussion on the different impacts of diversity see: McKinsey, “Diversity Wins: How Inclusion Matters”, May 2022; Harvard Business Review, Diverse Teams Feel Less Comfortable – and That’s Why They Perform Better, September 2016; “Do Diverse Directors Influence DEI Outcomes”, September 2022.

In this context, audit committees, or equivalent, play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, non-financial information, internal control frameworks, and in the absence of a dedicated risk committee, Enterprise Risk Management systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders.
We hold members of the audit committee or equivalent responsible for overseeing the management of the audit function. Audit committees or equivalent should have clearly articulated charters that set out their responsibilities and have a rotation plan in place that allows for a periodic refreshment of the committee membership to introduce fresh perspectives to audit oversight. We recognize that audit committees will rely on management, internal audit and the independent auditor in fulfilling their responsibilities but look to committee members to demonstrate they have relevant expertise to monitor and oversee those functions.
We take particular note of unexplained changes in reporting methodology, cases involving significant financial restatements, or ad hoc notifications of material financial weakness. In this respect, audit committees should provide timely disclosure on the remediation of Key and Critical Audit Matters identified either by the external auditor or internal audit function.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, it is important that auditors are, and are seen to be, independent. Where an audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor and the quality of the external audit process.
Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. The audit committee or equivalent, or a dedicated risk committee, should periodically review the company’s risk assessment and risk management policies and the significant risks and exposures identified by management, the internal auditors or the independent accountants, and management’s steps to address them. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Capital structure, mergers, asset sales, and other special transactions
The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.
Effective voting rights are basic rights of share ownership. It is our view that one vote for one share as a guiding principle supports effective corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting rights should match economic exposure.
In principle, we disagree with the creation of a share class with equivalent economic exposure and preferential, differentiated voting rights. In our view, this structure violates the fundamental corporate governance principle of proportionality and results in a concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying any potential conflicts of interest. However, we recognize that in certain markets, at least for a period of time, companies may have a valid argument for listing dual classes of shares with differentiated voting rights. In our view, such companies should review these share class structures on a regular basis or as company circumstances change.
Additionally, they should seek shareholder approval of their capital structure on a periodic basis via a management proposal at the company’s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
In assessing mergers, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it can enhance long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, the recommendation to support should come from the independent directors, a best practice in most markets, and ideally, the terms should have been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted parties.

As a matter of sound governance practice, shareholders should have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. In our experience, shareholders are broadly capable of making decisions in their own best interests. We encourage any so-called “shareholder rights plans” proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter.
Compensation and benefits
In most markets, one of the most important roles for a company’s board of directors is to put in place a compensation structure that incentivizes and rewards executives appropriately. There should be a clear link between variable pay and operational and financial performance. Performance metrics should be stretching and aligned with a company’s strategy and business model. BIS does not have a position on the use of sustainability-related criteria, but in our view, where companies choose to include them, they should be as rigorous as other financial or operational targets. Long-term incentive plans should vest over timeframes aligned with the delivery of long-term shareholder value. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their employment. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee or its equivalent, we expect disclosure relating to how and why the discretion was used, and how the adjusted outcome is aligned with the interests of shareholders. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when the rationale for increases in total compensation at a company is solely based on peer benchmarking rather than a rigorous measure of outperformance. We encourage companies to clearly explain how compensation outcomes have rewarded outperformance against peer firms.
We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance and/or when compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results.
Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising directors’ independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We may vote against members of the compensation committee or equivalent board members for poor compensation practices or structures.
Material sustainability-related risks and opportunities
It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Appropriate oversight of sustainability considerations is a core component of having an effective governance framework, which supports durable, long-term value creation.
Robust disclosure is essential for investors to effectively evaluate companies’ strategy and business practices related to material sustainability-related risks and opportunities. Given the increased understanding of material sustainability-related risks and opportunities and the need for better information to assess them, BlackRock advocates for continued improvement in companies’ reporting, where necessary, and will express any concerns through our voting where a company’s actions or disclosures are inadequate.
BlackRock encourages companies to use the framework developed by the Task Force on Climate-related Financial Disclosures (TCFD) to disclose their approach to ensuring they have a sustainable business model and to supplement that disclosure with industry-specific metrics such as those identified by the Sustainability Accounting Standards Board (SASB), now part of the International Sustainability Standards Board (ISSB) under the International Financial Reporting Standards

(IFRS) Foundation.5 While the TCFD framework was developed to support climate-related risk disclosure, the four pillars of the TCFD governance, strategy, risk management, and metrics and targets are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry. In particular, we encourage companies to consider reporting on nature-related factors, given the growing materiality of these issues for many businesses.6 We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of voluntary standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.
Climate and other sustainability-related disclosures often require companies to collect and aggregate data from various internal and external sources. We recognize that the practical realities of data-collection and reporting may not line up with financial reporting cycles and companies may require additional time after their fiscal year-end to accurately collect, analyze and report this data to investors. To give investors time to assess the data, we encourage companies to produce climate and other sustainability-related disclosures sufficiently in advance of their annual meeting.
Companies may also adopt or refer to guidance on sustainable and responsible business conduct issued by supranational organizations such as the United Nations or the Organization for Economic Cooperation and Development. Further, industry initiatives on managing specific operational risks may provide useful guidance to companies on best practices and disclosures. Companies should disclose any relevant global climate and other sustainability-related standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices.
Climate risk
It is our view that climate change has become a key factor in many companies’ long-term prospects. As such, as long-term investors we are interested in understanding how companies may be impacted by material climate-related risks and opportunities – just as we seek to understand other business-relevant risks and opportunities – and how these factors are considered within strategy in a manner consistent with the company’s business model and sector. Specifically, we look for companies to disclose strategies they have in place that mitigate and are resilient to any material risks to their long-term business model associated with a range of climate-related scenarios, including a scenario in which global warming is limited to well below 2°C, considering global ambitions to achieve a limit of 1.5°C.7 It is, of course, up to each company to define their own strategy: that is not the role of BlackRock or other investors.
BIS recognizes that climate change can be challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing decarbonization in line with the Paris Agreement. There is growing consensus that companies can benefit from the more favorable macro-economic environment under an orderly, timely and equitable global energy transition.8 Yet the path ahead is deeply uncertain and uneven, with different parts of the economy moving at different speeds.9 Many companies are asking what their role should be in contributing to an orderly and equitable transition – in ensuring a reliable energy supply and energy security, and in protecting the most vulnerable from energy price shocks and economic dislocation. In this context, we encourage companies to include in their disclosure a business plan for how they intend to deliver long-term financial performance through a transition to global net zero carbon emissions, consistent with their business model and sector.
We look to companies to disclose short-, medium- and long-term targets, ideally science-based targets where these are available for their sector, for Scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Many companies have an opportunity to

5
The International Financial Reporting Standards (IFRS) Foundation announced in November 2021 the formation of an International Sustainability Standards Board (ISSB) to develop a comprehensive global baseline of high-quality sustainability disclosure standards to meet investors’ information needs. SASB standards will over time be adapted to ISSB standards but are the reference reporting tool in the meantime.
6
While guidance is still under development for a unified disclosure framework related to natural capital, the emerging recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD), may prove useful to some companies.
7
The global aspiration to achieve a net-zero global economy by 2050 is reflective of aggregated efforts; governments representing over 90% of GDP have committed to move to net-zero over the coming decades. In determining how to vote on behalf of clients who have authorized us to do so, we look to companies only to address issues within their control and do not anticipate that they will address matters that are the domain of public policy.
8
For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.
9
BlackRock, “Managing the net-zero transition”, February 2022.

use and contribute to the development of low carbon energy sources and technologies that will be essential to decarbonizing the global economy over time. We also recognize that continued investment in traditional energy sources, including oil and gas, is required to maintain an orderly and equitable transition — and that divestiture of carbon-intensive assets is unlikely to contribute to global emissions reductions. We encourage companies to disclose how their capital allocation to various energy sources is consistent with their strategy.
At this stage, we view Scope 3 emissions differently from Scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. While we welcome any disclosures and commitments companies choose to make regarding Scope 3 emissions, we recognize these are provided on a good-faith basis as methodology develops. Our publicly available commentary provides more information on our approach to climate risk.
Key stakeholder interests
In order to advance long-term shareholders’ interests, companies should consider the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. Most commonly, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate.
Considering the interests of key stakeholders recognizes the collective nature of long-term value creation and the extent to which each company’s prospects for growth are tied to its ability to foster strong sustainable relationships with and support from those stakeholders. Companies should articulate how they address adverse impacts that could arise from their business practices and affect critical business relationships with their stakeholders. We encourage companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts. In our view, maintaining trust within these relationships can contribute to a company’s long-term success.
As a long-term shareholder on behalf of our clients, we find it helpful when companies disclose how they have identified their key stakeholders and considered their interests in business decision-making. We are also interested to understand the role of the board, which is well positioned to ensure that the approach taken is informed by and aligns with the company’s strategy and purpose.
Other corporate governance matters and shareholder protections
It is our view that shareholders have a right to material and timely information on the financial performance and viability of the companies in which they invest. In addition, companies should publish information on the governance structures in place and the rights of shareholders to influence these structures. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting, and to call special meetings of shareholders.
Corporate Form
In our view, it is the responsibility of the board to determine the corporate form that is most appropriate given the company’s purpose and business model.10 Companies proposing to change their corporate form to a public benefit corporation or similar entity should put it to a shareholder vote if not already required to do so under applicable law. Supporting documentation from companies or shareholder proponents proposing to alter the corporate form should clearly articulate how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. As a fiduciary on behalf of clients, we generally support management proposals if our analysis indicates that shareholders’ interests are adequately protected. Relevant shareholder proposals are evaluated on a case-by-case basis.
Shareholder proposals
In most markets in which BlackRock invests on behalf of clients, shareholders have the right to submit proposals to be voted on by shareholders at a company’s annual or extraordinary meeting, as long as eligibility and procedural requirements are met. The matters that we see put forward by shareholders address a wide range of topics, including governance reforms, capital management, and improvements in the management or disclosure of sustainability-related risks.

10
Corporate form refers to the legal structure by which a business is organized.

BlackRock is subject to certain requirements under antitrust law in the United States that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. As noted above, we can vote, on behalf of clients who authorize us to do so, on proposals put forth by others.
When assessing shareholder proposals, we evaluate each proposal on its merit, with a singular focus on its implications for long-term value creation. We consider the business and economic relevance of the issue raised, as well as its materiality and the urgency with which we believe it should be addressed. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction. We would not support proposals that we believe would result in over-reaching into the basic business decisions of the company.
Where a proposal is focused on a material governance or sustainability-related risk that we agree needs to be addressed and the intended outcome is consistent with long-term value creation, we will look to the board and management to demonstrate that the company has met the intent of the request made in the shareholder proposal. Where our analysis and/or engagement indicate an opportunity for improvement in the company’s approach to the issue, we may support shareholder proposals that are reasonable and not unduly prescriptive or constraining on management. Alternatively, or in addition, we may vote against the re-election of one or more directors if, in our assessment, the board has not responded sufficiently or with an appropriate sense of urgency. While we may not agree with all aspects of a shareholder proponent’s views or all facets of the proponent’s supporting statement, we may still support proposals that address material governance or sustainability-related risks where we believe it would be helpful for shareholders to have more detailed information on how those risks are identified, monitored, and managed to support a company’s ability to deliver long-term financial returns. We may also support a proposal if management is on track, but we believe that voting in favor might accelerate progress.
BlackRock’s oversight of its investment stewardship activities
Oversight
BlackRock maintains three regional advisory committees (Stewardship Advisory Committees) for a) the Americas; b) Europe, the Middle East and Africa (EMEA); and c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to BIS proxy voting guidelines covering markets within each respective region (Guidelines). The advisory committees do not determine voting decisions, which are the responsibility of BIS.
In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (Global Committee) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, a senior legal representative, the Global Head of Investment Stewardship (Global Head), and other senior executives with relevant experience and team oversight. The Global Oversight Committee does not determine voting decisions, which are the responsibility of BIS.
The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.
In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as updates on material process issues, procedural changes, and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and the Guidelines.
BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and governance specialists for discussion and guidance prior to making a voting decision.
Vote execution
BlackRock votes on proxy issues when our clients authorize us to do so. We offer certain clients who prefer their holdings to be voted consistent with specific values or views Voting Choice.11 When BlackRock votes on behalf of our clients, we carefully

11
To learn more visit https://www.blackrock.com/corporate/about-us/investment-stewardship/blackrock-voting-choice consider proxies submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of our clients as shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed annually and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by the applicable Stewardship Advisory Committees. BIS analysts may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund’s portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.
Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item on their investors. Portfolio managers may, from time to time, reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from BIS or from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.
Conflicts management policies and procedures
BIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
•
BlackRock clients who may be issuers of securities or proponents of shareholder resolutions
•
BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions
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BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock
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Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock
•
Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock
•
BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock
BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
•
Adopted the Guidelines which are designed to advance our clients’ interests in the companies in which BlackRock invests on their behalf
•
Established a reporting structure that separates BIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met
•
Determined to engage, in certain instances, an independent third party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent voting service provider to make proxy voting recommendations for:
•
public companies that include BlackRock employees on their boards of directors
•
public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors
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public companies that are the subject of certain transactions involving BlackRock Funds
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public companies that are joint venture partners with BlackRock, and
•
public companies when legal or regulatory requirements compel BlackRock to use an independent voting service provider
In selecting a voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the best economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider. The Global Committee appoints and reviews the performance of the voting service providers, generally on an annual basis.
Securities lending
When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns for a fund, while allowing fund providers to keep fund expenses lower.
With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is informed by our fiduciary responsibility to act in our clients’ best interests. In most cases, BlackRock anticipates that the potential long-term value to the Fund of voting shares would be less than the potential revenue the loan may provide the Fund. However, in certain instances, BlackRock may determine, in its independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.
The decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term value to clients of voting those securities (based on the information available at the time of recall consideration).12 BIS works with colleagues in the Securities Lending and Risk and Quantitative Analysis teams to evaluate the costs and benefits to clients of recalling shares on loan.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

12
Recalling securities on loan can be impacted by the timing of record dates. In the United States, for example, the record date of a shareholder meeting typically falls before the proxy statements are released. Accordingly, it is not practicable to evaluate a proxy statement, determine that a vote has a material impact on a fund and recall any shares on loan in advance of the record date for the annual meeting. As a result, managers must weigh independent business judgement as a fiduciary, the benefit to a fund’s shareholders of recalling loaned shares in advance of an estimated record date without knowing whether there will be a vote on matters which have a material impact on the fund (thereby forgoing potential securities lending revenue for the fund’s shareholders) or leaving shares on loan to potentially earn revenue for the fund (thereby forgoing the opportunity to vote).

Voting guidelines
The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. The Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting and vote transparency
We are committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report that provides a global overview of our investment stewardship engagement and voting activities and a voting spotlight that summarizes our voting over a proxy year.13 Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage. We also publish commentaries to share our perspective on market developments and emerging key themes.
At a more granular level, we publish quarterly our vote record for each company that held a shareholder meeting during the period, showing how we voted on each proposal and explaining any votes against management proposals or on shareholder proposals. For shareholder meetings where a vote might be high profile or of significant interest to clients, we may publish a vote bulletin after the meeting, disclosing and explaining our vote on key proposals. We also publish a quarterly list of all companies with which we engaged and the key topics addressed in the engagement meeting.
In this way, we help inform our clients about the work we do on their behalf in promoting the governance and business models that support durable, long-term value creation.

13
The proxy year runs from July 1 to June 30 of the proceeding calendar year.

BlackRock Investment Stewardship
Proxy voting guidelines for U.S. Securities
January 2023
BlackRock

Contents
Introduction	A-18
Voting guidelines	A-18
Boards and directors	A-18
- Board Structure	A-19
- Board composition and effectiveness	A-21
- Board responsiveness and shareholder rights	A-22
Board responsiveness and shareholder rights	A-22
Auditors and audit-related issues	A-23
Capital structure proposals	A-24
Mergers, acquisitions, transactions, and other special situations	A-24
Executive Compensation	A-25
Material sustainability-related risks and opportunities	A-28
General corporate governance matters	A-30
Shareholder protections	A-32

These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.
Introduction
As stewards of our clients’ investments, BlackRock believes it has a responsibility to engage with management teams and/or board members on material business issues and, for those clients who have given us authority, to vote proxies in the best long-term economic interests of their assets.
The following issue-specific proxy voting guidelines (the “Guidelines”) summarize BlackRock Investment Stewardship’s (“BIS”) philosophy and approach to engagement and voting, as well as our view of governance best practices and the roles and responsibilities of boards and directors for publicly listed U.S. companies. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BIS will engage and/or vote in every instance. They are to be applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items at shareholder meetings.
Voting guidelines
These guidelines are divided into eight key themes, which group together the issues that frequently appear on the agenda of shareholder meetings:
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Boards and directors
•
Auditors and audit-related issues
•
Capital structure
•
Mergers, acquisitions, asset sales, and other special transactions
•
Executive compensation
•
Material sustainability-related risks and opportunities
•
General corporate governance matters
•
Shareholder protections
Boards and directors
An effective and well-functioning board is critical to the economic success of the company and the protection of shareholders’ interests, inducting the establishment of appropriate governance structures that facilitate oversight of management and the company’s strategic initiatives. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction, operations, and risk management of the company. For this reason, BIS sees engagement with and the election of directors as one of our most critical responsibilities.
Disclosure of material issues that affect the company’s long-term strategy and value creation, including, when relevant, material sustainability-related factors, is essential for shareholders to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.
Where a company has not adequately demonstrated, through actions and/or disclosures, how material issues are appropriately identified, managed, and overseen, we will consider voting against the re-election of those directors responsible for the oversight of such issues, as indicated below.
Independence
It is our view that a majority of the directors on the board should be independent to ensure objectivity in the decision-making of the board and its ability to oversee management. In addition, all members of audit, compensation, and nominating/governance committees should be independent. Our view of independence may vary from listing standards.
Common impediments to independence may include:
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Employment as a senior executive by the company or a subsidiary within the past five years
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An equity ownership in the company in excess of 20%
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Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company and its shareholders. We may vote against directors who we do not consider to be independent, including at controlled companies, when we believe oversight could be enhanced with greater independent director representation. To signal our concerns, we may also vote against the chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure.
Oversight role of the board
The board should exercise appropriate oversight of management and the business activities of the company. Where we determine that a board has failed to do so in a way that may impede a company’s long-term value, we may vote against the responsible committees and/or individual directors.
Common circumstances are illustrated below:
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Where the board has failed to facilitate quality, independent auditing or accounting practices, we may vote against members of the audit committee
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Where the company has failed to provide shareholders with adequate disclosure to conclude that appropriate strategic consideration is given to material risk factors (including, where relevant, sustainability factors), we may vote against members of the responsible committee, or the most relevant director
•
Where it appears that a director has acted (at the company or at other companies) in a manner that compromises their ability to represent the best long-term economic interests of shareholders, we may vote against that individual
•
Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale, we may vote against that individual. Excluding exigent circumstances, BIS generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance
•
Where a director serves on an excessive number of boards, which may limit their capacity to focus on each board’s needs, we may vote against that individual. The following identifies the maximum number of boards on which a director may serve, before BIS considers them to be over-committed:
	Public Company Executive[14]	# Outside Public Boards[15]	Total # of Public Boards
Director A	✓	1	2
Director B		3	4
In addition, we recognize that board leadership roles may vary in responsibility and time requirements in different markets around the world. In particular, where a director maintains a Chair role of a publicly listed company in European markets, we may consider that responsibility as equal to two board commitments, consistent with our EMEA Proxy Voting Guidelines. We will take the total number of board commitments across our global policies into account for director elections.
Risk oversight
Companies should have an established process for identifying, monitoring, and managing business and material risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosures provide investors with a sense of the company’s long-term risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Board Structure
Classified board of directors/staggered terms
Directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure. This may include when a company needs consistency and stability during a time of transition, e.g., newly public companies or

14
A public company executive is defined as a Named Executive Officer (NEO) or Executive Chair.
15
In addition to the company under review.

companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g., closed-end funds or business development companies (“BDC”),16 in certain circumstances. However, in these instances, boards should periodically review the rationale for a classified structure and consider when annual elections might be more appropriate.
Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the directors up for election at the time (see “Shareholder rights” for additional detail).
Independent leadership
There are two commonly accepted structures for independent leadership to balance the CEO role in the boardroom: 1) an independent Chair; or 2) a Lead Independent director when the roles of Chair and CEO are combined, or when the Chair is otherwise not independent.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.17 However, BIS may vote against the most senior non-executive member of the board when appropriate independence is lacking in designated leadership roles.
In the event that the board chooses to have a combined Chair/CEO or a non-independent Chair, we support the designation of a Lead Independent director, with the ability to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. These roles and responsibilities should be disclosed and easily accessible.
The following table illustrates examples18 of responsibilities under each board leadership model:
	Combined Chair/CEO or CEO + Non-independent Chair		Separate Independent Chair
	Chair/CEO or Non- independent Chair	Lead Independent Director	Independent Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors Authority to call meetings of independent directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors
Agenda	Primary responsibility for shaping board agendas, consulting with the lead independent director	Collaborates with chair/CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning

16
BDC is a special investment vehicle under the Investment Company Act of 1940 that is designed to facilitate capital formation for small and middle-market companies.
17
To this end, we do not view shareholder proposals asking for the separation of Chair and CEO to be a proxy for other concerns we may have at the company for which a vote against directors would be more appropriate. Rather, support for such a proposal might arise in the case of overarching and sustained governance concerns such as lack of independence or failure to oversee a material risk over consecutive years.
18
This table is for illustrative purposes only. The roles and responsibilities cited here are not all-encompassing and are noted for reference as to how these leadership positions may be defined.

CEO and management succession planning
Companies should have a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. Succession planning should cover scenarios over both the long-term, consistent with the strategic direction of the company and identified leadership needs over time, as well as the short-term, in the event of an unanticipated executive departure. We encourage the company to explain their executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
During a CEO transition, companies may elect for the departing CEO to maintain a role in the boardroom. We ask for disclosures to understand the timeframe and responsibilities of this role. In such instances, we typically look for the board to have appropriate independent leadership structures in place. (See chart above.)
Director compensation and equity programs
Compensation for directors should generally be structured to attract and retain directors, while also aligning their interests with those of shareholders. In our view, director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal.
Board composition and effectiveness
Director qualifications and skills
We encourage boards to periodically review director qualifications and skills to ensure relevant experience and diverse perspectives are represented in the boardroom. To this end, performance reviews and skills assessments should be conducted by the nominating/governance committee or the Lead Independent Director. This process may include internal board evaluations; however, boards may also find it useful to periodically conduct an assessment with a third party. We encourage boards to disclose their approach to evaluations, including objectives of the evaluation; if an external party conducts the evaluation; the frequency of the evaluations; and, whether that evaluation occurs on an individual director basis.
Board term limits and director tenure
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BIS will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.
Board diversity
As noted above, highly qualified, engaged directors with professional characteristics relevant to a company’s business enhance the ability of the board to add value and be the voice of shareholders in board discussions. In our view, a strong board provides a competitive advantage to a company, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance.
It is in this context that we are interested in diversity in the boardroom. We see it as a means to promoting diversity of thought and avoiding ‘group think’ in the board’s exercise of its responsibilities to advise and oversee management. It allows boards to have deeper discussions and make more resilient decisions. We ask boards to disclose how diversity is considered in board composition, including professional characteristics, such as a director’s industry experience, specialist areas of expertise and geographic location; as well as demographic characteristics such as gender, race/ ethnicity, and age.
We look to understand a board’s diversity in the context of a company’s domicile, market capitalization, business model, and strategy. Increasingly, we see leading boards adding members whose experience deepens the board’s understanding of the company’s customers, employees, and communities. Self- identified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We believe boards should aspire to meaningful diversity of membership, at least consistent with local regulatory requirements and best practices, while recognizing that building a strong, diverse board can take time.
This position is based on our view that diversity of perspective and thought—in the boardroom, in the management team and throughout the company—leads to better long-term economic outcomes for companies. Academic and other research reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.19 In our experience, greater diversity in the boardroom contributes to more robust discussions and more innovative and resilient decisions. Over time, greater diversity in the boardroom can also promote greater diversity and resilience in the leadership team, and the workforce more broadly. That diversity can enable companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.
In the U.S., we believe that boards should aspire to at least 30% diversity of membership,20 and we encourage large companies, such as those in the S&P 500, to lead in achieving this standard. In our view, an informative indicator of diversity for such companies is having at least two women and a director who identifies as a member of an underrepresented group.21 We recognize that it may take time and that companies with smaller market capitalizations and in certain sectors may face more challenges in pursuing diversity. Among these smaller companies, we look for the presence of diversity and take into consideration the progress that companies are making.
In order to help investors understand overall diversity, we look to boards to disclose:
•
How diversity, including demographic factors and professional characteristics, is considered in board composition, given the company’s long-term strategy and business model
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How directors’ professional characteristics, which may include domain expertise such as finance or technology, and sector- or market-specific experience, are complementary and link to the company’s long-term strategy
•
The process by which candidates for board positions are identified, including whether professional firms or other resources outside of incumbent directors’ networks are engaged to identify and/or assess candidates, and whether a diverse slate of nominees is considered for all available board nominations
To the extent that, based on our assessment of corporate disclosures, a company has not adequately explained their approach to diversity in their board composition, we may vote against members of the nominating/governance committee. Our publicly available commentary provides more information on our approach to board diversity.
Board size
We typically defer to the board in setting the appropriate size and believe that directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may vote against the appropriate committees and/or individual directors if, in our view, the board is ineffective in its oversight, either because it is too small to allow for the necessary range of skills and experience or too large to function efficiently.
Board responsiveness and shareholder rights
Shareholder rights
Where we determine that a board has not acted in the best interests of the company’s shareholders, or takes action to unreasonably limit shareholder rights, we may vote against the appropriate committees and/or individual directors. Common circumstances are illustrated below:
•
The Independent Chair or Lead Independent Director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval
•
The Independent Chair or Lead Independent Director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws and where the effect may be to entrench directors or to unreasonably reduce shareholder rights
•
Members of the compensation committee where the company has repriced options without shareholder approval If a board maintains a classified structure, it is possible that the director(s) or committee members with whom we have a

19
For a discussion on the different impacts of diversity see: McKinsey, “Diversity Wins: How Inclusion Matters”, May 2022; Harvard Business Review, Diverse Teams Feel Less Comfortable – and That’s Why They Perform Better, September 2016; “Do Diverse Directors Influence DEI Outcomes”, September 2022
20
We take a case-by-case approach and consider the size of the board in our evaluation of overall composition and diversity. Business model, strategy, location, and company size may also impact our analysis of board diversity. We acknowledge that these factors may also play into the various elements of diversity that a board may attract. We look for disclosures from companies to help us understand their approach and do not prescribe any particular board composition.
21
Including, but not limited to, individuals who identify as Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, or Native Hawaiian or Pacific Islander; individuals who identify as LGBTQ+; individuals who identify as underrepresented based on national, Indigenous, religious, or cultural identity; individuals with disabilities; and veterans.

particular concern may not be subject to election in the year that the concern arises. In such situations, we may register our concern by voting against the most relevant director(s) up for election.
Responsiveness to shareholders
A board should be engaged and responsive to the company’s shareholders, including acknowledging voting outcomes for director elections, compensation, shareholder proposals, and other ballot items. Where we determine that a board has not substantially addressed shareholder concerns that we deem material to the business, we may vote against the responsible committees and/or individual directors. Common circumstances are illustrated below:
•
The Independent Chair or Lead Independent Director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession
•
The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BIS did not support the initial vote against such board member(s)
•
The Independent Chair or Lead Independent Director and/or members of the nominating/governance committee, where a board fails to consider shareholder proposals that (1) receive substantial support, and (2) in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation
Majority vote requirements
Directors should generally be elected by a majority of the shares voted. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards generally assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. As a best practice, companies with either a majority vote standard or a plurality vote standard should adopt a resignation policy for directors who do not receive support from at least a majority of votes cast. Where the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies or those with concentrated ownership structures.
Cumulative voting
As stated above, a majority vote standard is generally in the best long-term interests of shareholders, as it ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Auditors and audit-related issues
BIS recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on directors, we seek to hold the audit committee of the board responsible for overseeing the management of the independent auditor and the internal audit function at a company.
We may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to public disclosures for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we look for timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals
Equal voting rights
In our view, shareholders should be entitled to voting rights in proportion to their economic interests. In addition, companies that have implemented dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders. Where companies are unwilling to voluntarily implement “one share, one vote” within a specified timeframe, or are unresponsive to shareholder feedback for change over time, we generally support shareholder proposals to recapitalize stock into a single voting class.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•
Appears to have a legitimate financing motive for requesting blank check authority
•
Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•
Has a history of using blank check preferred stock for financings
•
Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BIS will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.
Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g., one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
Mergers, acquisitions, transactions, and other special situations
Mergers, acquisitions, and transactions
In assessing mergers, acquisitions, or other transactions – including business combinations involving Special Purpose Acquisition Companies (“SPACs”) – BIS’ primary consideration is the long-term economic interests of our clients as shareholders. Boards should clearly explain the economic and strategic rationale for any proposed transactions or material changes to the business. We will review a proposed transaction to determine the degree to which it has the potential to enhance long-term shareholder value. While mergers, acquisitions, asset sales, business combinations, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
•
The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•
There should be clear strategic, operational, and/or financial rationale for the combination
•
Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own, as well as measures taken to address conflicts of interest
•
We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Contested director elections and special situations
Contested elections and other special situations22 are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications and past performance of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s strategy will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.
We will evaluate the actions that the company has taken to limit shareholders’ ability to exercise the right to nominate dissident director candidates, including those actions taken absent the immediate threat of a contested situation. BIS may take voting action against directors (up to and including the full board) where those actions are viewed as egregiously infringing on shareholder rights.
We will consider a variety of possible voting outcomes in contested situations, including the ability to support a mix of management and dissident nominees.
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we have historically opposed most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders. Lastly, we look for shareholder approval of poison pill plans within one year of adoption of implementation.
Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. Introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive compensation
A company’s board of directors should put in place a compensation structure that balances incentivizing, rewarding, and retaining executives appropriately across a wide range of business outcomes. This structure should be aligned with shareholder interests, particularly the generation of sustainable, long-term value.
The compensation committee should carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics, consistent with corporate strategy and market practice. Performance-based compensation should include metrics that are relevant to the business and stated strategy and/or risk mitigation efforts. Goals, and the processes used to set these goals, should be clearly articulated and appropriately rigorous. We use third party

22
Special situations are broadly defined as events that are non-routine and differ from the normal course of business for a company’s shareholder meeting, involving a solicitation other than by management with respect to the exercise of voting rights in a manner inconsistent with management’s recommendation. These may include instances where shareholders nominate director candidates, oppose the view of management and/or the board on mergers, acquisitions, or other transactions, etc.

research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices and/or structures.
There should be a clear link between variable pay and company performance that drives sustained value creation for our clients as shareholders. Where compensation structures provide for a front-loaded23 award, we look for appropriate structures (including vesting and/or holding periods) that motivate sustained performance for shareholders over a number of years. We generally do not favor programs focused on awards that require performance levels to be met and maintained for a relatively short time period for payouts to be earned, unless there are extended vesting and/or holding requirements.
Compensation structures should generally drive outcomes that align the pay of the executives with performance of the company and the value received by shareholders. When evaluating performance, we examine both executive teams’ efforts, as well as outcomes realized by shareholders. Payouts to executives should reflect both the executive’s contributions to the company’s ongoing success, as well as exogenous factors that impacted shareholder value. Where discretion has been used by the compensation committee, we look for disclosures relating to how and why the discretion was used and how the adjusted outcome is aligned with the interests of shareholders. While we believe special awards24 should be used sparingly, we acknowledge that there may be instances when such awards are appropriate. When evaluating these awards, we consider a variety of factors, including the magnitude and structure of the award, the scope of award recipients, the alignment of the grant with shareholder value, and the company’s historical use of such awards, in addition to other company-specific circumstances.
We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking.
We support incentive plans that foster the sustainable achievement of results – both financial and non-financial – consistent with the company’s strategic initiatives. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practices. Our publicly available commentary provides more information on our approach to executive compensation.
Where executive compensation appears excessive relative to the performance of the company and/or compensation paid by peers, or where an equity compensation plan is not aligned with shareholders’ interests, we may vote against members of the compensation committee.
“Say on Pay” advisory resolutions
In cases where there is a “Say on Pay” vote, BIS will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and relevant compensation committee members.
Frequency of “Say on Pay” advisory resolutions
BIS will generally support annual advisory votes on executive compensation. It is our view that shareholders should have the opportunity to express feedback on annual incentive programs and changes to long-term compensation before multiple cycles are issued. Where a company has failed to implement a “Say on Pay” advisory vote within the frequency period that received the most support from shareholders or a “Say on Pay” resolution is omitted without explanation, BIS may vote against members of the compensation committee.
Clawback proposals
We generally favor prompt recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor prompt recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust clawback policy that sufficiently addresses our concerns.

23
Front-loaded awards are generally those that accelerate the grant of multiple years’ worth of compensation in a single year.
24
“Special awards” refers to awards granted outside the company’s typical compensation program.

Employee stock purchase plans
Employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BIS supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. Boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, such as the excessive pledging or heading of stock. We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for automatic annual increases of shares available for grant without requiring further shareholder approval; we note that the aggregate impacts of such increases are difficult to predict and may lead to significant dilution. We also generally oppose plans that allow for repricing without shareholder approval. We may oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, BIS may consider several factors, including:
•
Whether we determine that the triggering event is in the best interests of shareholders
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Whether management attempted to maximize shareholder value in the triggering event
•
The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
•
Whether excessively large excise tax gross-up payments are part of the pay-out
•
Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
•
Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BIS may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval.
Option exchanges
There may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BIS may support a request to reprice or exchange underwater options under the following circumstances:
•
The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
•
Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
•
There is clear evidence that absent repricing, employee incentives, retention, and/or recruiting may be impacted BIS may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interests of shareholders.
Supplemental executive retirement plans
BIS may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee- wide plans.
Material sustainability-related risks and opportunities
It is our view that well-run companies, where appropriate, effectively evaluate and manage material sustainability-related risks and opportunities25 as a core component of their long-term value creation for shareholder and business strategy. At the board level, appropriate governance structures and responsibilities allow for effective oversight of the strategic implementation of material sustainability issues.
When assessing how to vote – including on the election of directors and relevant shareholder proposals – robust disclosures are essential for investors to understand, where appropriate, how companies are integrating material sustainability risks and opportunities across their business and strategic, long-term planning. Where a company has failed to appropriately provide robust disclosures and evidence of effective business practices, BIS may express concerns through our engagement and voting. As part of this consideration, we encourage companies to produce sustainability-related disclosures sufficiently in advance of their annual meeting so that the disclosures can be considered in relevant vote decisions.
We encourage disclosures aligned with the reporting framework developed by the Task Force on Climate-related Financial Disclosures (TCFD), supported by industry-specific metrics, such as those identified by the Sustainability Accounting Standards Board (SASB), now part of the International Sustainability Standards Board (ISSB) under the International Financial Reporting Standards (IFRS) Foundation.26 While the TCFD framework was developed to support climate-related risk disclosures, the four pillars of the TCFD – governance, strategy, risk management, and metrics and targets – are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s27 industry-specific metrics are beneficial in helping companies identify key performance indicators (“KPIs”) across various dimensions of sustainability that are considered to be financially material. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of private standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.
We look to companies to:
•
Disclose the identification, assessment, management, and oversight of material sustainability- related risks and opportunities in accordance with the four pillars of TCFD
•
Publish material, investor-relevant, industry-specific metrics and rigorous targets, aligned with SASB (ISSB) or comparable sustainability reporting standards
Companies should also disclose any material supranational standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business conduct.
Climate risk

25
By material sustainability-related risks and opportunities, we mean the drivers of risk and value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators. It is our view that well-run companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable, long-term value. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.
26
The International Financial Reporting Standards (IFRS) Foundation announced in November 2021 the formation of an International Sustainability Standards Board (ISSB) to develop a comprehensive global baseline of high-quality sustainability disclosure standards to meet investors’ information needs. SASB standards will over time be adapted to ISSB standards but are the reference reporting tool in the meantime.
27
The ISSB has committed to build upon the SASB standards, which identify material, sustainability-related disclosures across sectors. SASB Standards can be used to provide a baseline of investor-focused sustainability disclosure and to implement the principles-based framework recommended by the TCFD, which is also incorporated into the ISSB’s Climate Exposure Draft. Similarly, SASB Standards enable robust implementation of the Integrated Reporting Framework, providing the comparability sought by investors.

It is our view that climate change has become a key factor in many companies’ long-term prospects. As such, as long-term investors, we are interested in understanding how companies may be impacted by material climate-related risks and opportunities—just as we seek to understand other business-relevant risks and opportunities—and how these factors are considered within their strategy in a manner that is consistent with the company’s business model and sector. Specifically, we look for companies to disclose strategies that they have in place that mitigate and are resilient to any material risks to their long-term business model associated with a range of climate-related scenarios, including a scenario in which global warming is limited to well below 2°C, and considering global ambitions to achieve a limit of 1.5°C.28 It is, of course, up to each company to define their own strategy: that is not the role of BlackRock or other investors.
BIS recognizes that climate change can be challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing decarbonization in line with the Paris Agreement. There is growing consensus that companies can benefit from the more favorable macro-economic environment under an orderly, timely, and equitable global energy transition.29 Yet, the path ahead is deeply uncertain and uneven, with different parts of the economy moving at different speeds.30 Many companies are asking what their role should be in contributing to an orderly and equitable transition—in ensuring a reliable energy supply and energy security and in protecting the most vulnerable from energy price shocks and economic dislocation. In this context, we encourage companies to include in their disclosures a business plan for how they intend to deliver long-term financial performance through a transition to global net zero carbon emissions, consistent with their business model and sector.
We look to companies to disclose short-, medium-, and long-term targets, ideally science-based targets where these are available for their sector, for Scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Many companies have an opportunity to use and contribute to the development of low carbon energy sources and technologies that will be essential to decarbonizing the global economy over time. We also recognize that continued investment in traditional energy sources, including oil and gas, is required to maintain an orderly and equitable transition—and that divestiture of carbon-intensive assets is unlikely to contribute to global emissions reductions. We encourage companies to disclose how their capital allocation to various energy sources is consistent with their strategy.
At this stage, we view Scope 3 emissions differently from Scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. While we welcome any disclosures and commitments companies choose to make regarding Scope 3 emissions, we recognize that these are provided on a good-faith basis as methodology develops. Our publicly available commentary provides more information on our approach to climate risk and the global energy transition.
Natural capital
The management of nature-related factors is increasingly a core component of some companies’ ability to generate sustainable, long-term financial returns for shareholders, particularly where a company’s strategy is heavily reliant on the availably of natural capital, or whose supply chains are exposed to locations with nature-related risks. We look for such companies to disclose31 how they consider their reliance and use of natural capital, including appropriate risk oversight and relevant metrics and targets, to understand how these factors are integrated into strategy. We will evaluate these disclosures to inform our view of how a company is managing material nature-related risks and opportunities, as well as in our assessment of relevant shareholder proposals. Our publicly available commentary provides more information on our approach to natural capital.
Key stakeholder interests
In order to deliver long-term value for shareholders, companies should also consider the interests of their key stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the constituents of the communities in which a company operates. Companies that build strong relationships with their key stakeholders are more likely to meet

28
The global aspiration to achieve a net-zero global economy by 2050 is reflective of aggregated efforts; governments representing over 90% of GDP have committed to move to net-zero over the coming decades. In determining how to vote on behalf of clients who have authorized us to do so, we look to companies only to address issues within their control and do not anticipate that they will address matters that are the domain of public policy.
29
For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.
30
https://www.blackrock.com/corporate/literature/whitepaper/bii-managing-the-net-zero-transition-february-2022.pdf
31
While guidance is still under development for a unified disclosure framework related to natural capital, the emerging recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD), may prove useful to some companies.

their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks.
Companies should effectively oversee and mitigate material risks related to stakeholders with appropriate due diligence processes and board oversight. Where we determine that company is not appropriately considering their key stakeholder interests in a way that poses material financial risk to the company and its shareholders, we may vote against relevant directors or support shareholder proposals related to these topics. Our publicly available commentary provides more information on our approach.
Conversely, we note that some shareholder proposals seek to address topics that are clearly within the purview of certain stakeholders. For example, we recognize that topics around taxation and tax reporting are within the domain of local, state, and federal authorities. BIS will generally not support these proposals.
Human capital management
A company’s approach to human capital management (“HCM”) is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. Consequently, we ask companies to demonstrate a robust approach to HCM and provide shareholders with disclosures to understand how their approach aligns with their stated strategy and business model.
Clear and consistent disclosures on these matters are critical for investors to make an informed assessment of a company’s HCM practices. Companies should disclose the steps they are taking to advance diversity, equity, and inclusion; job categories and workforce demographics; and their responses to the U.S. Equal Employment Opportunity Commission’s EEO-1 Survey. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our publicly available commentary provides more information on our approach to HCM.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to support public policy matters material to the companies’ long-term strategies. These activities can also create risks, including: the potential for allegations of corruption; certain reputational risks; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.
When depend on companies to provide accessible and clear disclosures so that investors can easily understand how their political activities support their long-term strategy, including on stated public policy priorities. When presented with shareholder proposals requesting increased disclosure on corporate political activities, BIS will evaluate publicly available information to consider how a company’s lobbying and political activities may impact the company. We will also evaluate whether there is general consistency between a company’s stated positions on policy matters material to their strategy and the material positions taken by significant industry groups of which they are a member. We may decide to support a shareholder proposal requesting additional disclosures if we identify a material inconsistency or feel that further transparency may clarify how the company’s political activities support its long-term strategy. Our publicly available commentary provides more information on our approach to corporate political activities.
General corporate governance matters
IPO governance
Boards should disclose how the corporate governance structures adopted upon a company’s initial public offering (“IPO”) are in shareholders’ best long-term interests. We also ask boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we think that such arrangements may not be in the best interests of shareholders over the long-term.

We may apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we ask boards to take steps to bring corporate governance standards in line with our policies.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. An EGC should have an independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
Corporate form
Proposals to change a corporation’s form, including those to convert to a public benefit corporation (“PBC”) structure, should clearly articulate the stakeholder groups the company seeks to benefit and provide detail on how the interests of shareholders would be augmented or adversely affected with the change to a PBC. These disclosures should also include the accountability and voting mechanisms that would be available to shareholders. We generally support management proposals to convert to a PBC if our analysis indicates that shareholders’ interests are adequately protected. Corporate form shareholder proposals are evaluated on a case-by-case basis.
Exclusive forum provisions
BIS generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the Independent Chair or Lead Independent director and members of the nominating/governance committee.
Reincorporation
We will evaluate the economic and strategic rationale behind the company’s proposal to reincorporate on a case-by-case basis. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from their primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs themselves, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. Companies should disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
Shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BIS may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Other business
We oppose voting on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Shareholder protections
Amendment to charter/articles/bylaws
Shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes
Proxy access
It is our view that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.32 Securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent.
We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally think that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

32
BlackRock is subject to certain regulations and laws in the United States that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals or elect directors to the board.

Consent solicitation
While BlackRock is supportive of the shareholder rights to act by written consent and call a special meeting, BlackRock is subject to certain regulations and laws that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to participate in consent solicitations. As a result, BlackRock will generally not participate in consent solicitations or related processes. However, once an item comes to a shareholder vote, we uphold our fiduciary duty to vote in the best long-term interests of our clients, where we are authorized to do so.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will generally support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests, and we may support supermajority voting requirements in those situations.
Virtual meetings
Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. Shareholders should have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship. Relevant shareholder proposals are assessed on a case-by-case basis.

IS-SAI-08T-1023